                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------


                                  SCHEDULE 14A
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/   Preliminary Proxy Statement
/ / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/ /   Definitive Proxy Statement
/ /   Definitive Additional Materials
/ /   Soliciting Material Under Rule 14a-12

                           THE A CONSULTING TEAM, INC.

                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

/ /   No fee required.
/X/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1) Title of each class of securities to which transaction applies:

                  The A Consulting Team, Inc. Common Stock, par value $0.01 per share ("Common Stock")

         (2)      Aggregate number of securities to which transaction applies:

                  8,562,796 shares of Common Stock.

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  The per share market value of the Common Stock was calculated in accordance with Exchange Act Rule 0-11(a)(4) as the average of the high and low price of the Common Stock on the NASDAQ-SCM on February 8, 2005, which was $8.18.

         (4)      Proposed maximum aggregate value of transaction:

                  The filing fee is based on a proposed maximum aggregate value of the transaction of $70,043,671.28. This value was calculated using the value of the 7,312,796 shares of The A Consulting Team's Common Stock to be transferred to Vanguard Info-Solutions Corporation, and the issuance of a maximum of 1,250,000 shares of The A Consulting Team's Common Stock to Oak Finance Investments Limited. The total number of shares on which we have based the filing fee is therefore 8,562,796 shares of The A Consulting Team, Inc. Common Stock. The proposed maximum aggregate value of the transaction was calculated by multiplying the maximum number of shares being transferred (8,562,796) by the per unit price of the Common Stock calculated under Rule 0-11(a)(4), $8.18.

         (5)      Total fee paid:

                  $8,245

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing party:

      (4) Date Filed:

                             [TACT LETTERHEAD/LOGO]

                                    --------

                             SHARE EXCHANGE PROPOSAL

Dear Shareholder:

         Together with the other members of the board of directors of The A Consulting Team, Inc. ("TACT"), I cordially invite you to attend our annual meeting of shareholders to be held at TACT's principal office at 200 Park Avenue South, Suite 901, New York, New York 10003 on ________, 2005 at ________ a.m.
(local time).

         On January 21, 2005, we entered into a Share Exchange Agreement (the "Share Exchange Agreement") with Vanguard Info-Solutions Corporation, a New Jersey corporation ("Vanguard"), the Vanguard shareholders and the authorized representative of the Vanguard shareholders named therein providing for an exchange of 7,312,796 shares of our common stock for all of the issued and outstanding shares of capital stock of Vanguard (the "Share Exchange"). Additionally, on January 21, 2005, we entered into a Stock Purchase Agreement (the "Stock Purchase Agreement") with Oak Finance Investments Limited ("Oak"), a British Virgin Islands company, providing for the sale of between 625,000 and 1,250,000 shares of our common stock to Oak at a cash purchase price of $8.00 per share (the "Share Issuance"). I have also entered into an agreement under which I have agreed to sell all of my shares of TACT capital stock to Oak in a separate transaction (the "BenTov Sale").

         If you vote to approve the Share Exchange and the Share Issuance, upon the completion of the Share Exchange, the Share Issuance and the BenTov Sale, the former shareholders of Vanguard will own between 67.5% and 71.7% of the issued and outstanding shares of our common stock. Oak and any assignees of Oak's rights under the Stock Purchase Agreement will together own between 16.2% and 21.0% of the issued and outstanding shares of our common stock. Existing shareholders of TACT, other than me, who today own 54.8% of the issued and outstanding shares of our common stock, will own between approximately 11.5% and 12.2% of the issued and outstanding shares of our common stock. The Share Exchange, the Share Issuance and the BenTov Sale, taken together, will result in a change of control of TACT. Upon completion of the proposed transactions, Vanguard and its subsidiaries will become subsidiaries of TACT. In addition, if the Share Exchange and the Share Issuance are consummated, we have agreed to pay a cash dividend in the amount of $0.75 per share to the holders of our common stock and our preferred stock issued and outstanding on a record date to be set by the Board of Directors, which record date will be prior to the consummation of the Share Exchange and the Share Issuance. At our annual meeting of shareholders, we are asking you to, among other things, consider and vote on the approval and adoption of the Share Exchange, the Share Issuance and related transactions.

         A special committee of our board of directors, comprised of William P. Miller and Steven M. Mukamal, carefully reviewed and considered the terms and conditions of the Share Exchange, the Share Issuance and related transactions. Based on this review, on January 20, 2005, the special committee unanimously determined that the Share Exchange, the Share Issuance and related transactions are fair to and in the best interests of TACT and its shareholders and declared the Share Exchange and the Share Issuance to be advisable. The special committee recommended that our board of directors approve the Share Exchange as reflected in the Share Exchange Agreement, the Share Issuance as reflected in the Stock Purchase Agreement and related transactions and that our shareholders adopt and approve the Share Exchange as reflected in the Share Exchange Agreement, the Share Issuance as reflected in the Stock Purchase Agreement and related transactions.

         Our board of directors also carefully reviewed and considered the terms and conditions of the Share Exchange, the Share Issuance and related transactions. Based on this review, on January 20, 2005, our board of directors, by unanimous vote, determined that the Share Exchange, the Share Issuance and related transactions are fair to and in the best interests of TACT and its shareholders, approved the Share Exchange as reflected in the Share Exchange Agreement, the Share Issuance as reflected in the Stock Purchase Agreement and related transactions and declared their advisability.

         Accordingly, our board of directors has approved the Share Exchange and the Share Issuance. OUR BOARD OF DIRECTORS AND THE SPECIAL COMMITTEE RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL AND ADOPTION OF BOTH THE SHARE EXCHANGE AS REFLECTED IN THE SHARE EXCHANGE AGREEMENT AND THE SHARE ISSUANCE AS REFLECTED IN THE STOCK PURCHASE AGREEMENT. Because the completion of the Share Exchange and the Share Issuance each are conditional on the completion of the other, it is imperative that if you choose to approve either the Share Exchange or the Share Issuance transaction, you also vote to approve the other transaction.

         We cannot consummate either the Share Exchange or the Share Issuance without the approval of the holders of a majority of the outstanding shares of our capital stock who are present (either in person or by proxy) at the annual meeting. The affirmative vote of these shareholders is sufficient for the approval and adoption of the Share Exchange and the Share Issuance. The completion of each of the Share Exchange and the Share Issuance remains subject to the satisfaction or waiver of several conditions. We encourage you to read the accompanying proxy statement, including the annexes, in its entirety because it explains the proposed Share Exchange and the proposed Share Issuance in greater detail.

         IN ADDITION, OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT, "FOR" THE PROPOSED CHANGE IN TACT'S NAME TO "VANGUARD INFO-SOLUTIONS INTERNATIONAL INC.," "FOR" THE AMENDMENT AND RESTATEMENT OF OUR 1997 STOCK OPTION AND AWARD PLAN AND "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS FOR FISCAL YEAR 2005.

         Whether or not you plan to attend the annual meeting, please take the time to submit a proxy by following the instructions on your proxy card as soon as possible. If your shares are held in an account at a brokerage firm, bank or other nominee, you should instruct your broker, bank or nominee how to vote in accordance with the voting instruction form furnished by your broker, bank or nominee. IF YOU DO NOT VOTE OR DO NOT INSTRUCT YOUR BROKER, BANK OR NOMINEE HOW TO VOTE, IT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE APPROVAL AND ADOPTION OF THE SHARE EXCHANGE, THE SHARE ISSUANCE AND THE OTHER PROPOSALS DESCRIBED ABOVE.

         IF YOU SIGN, DATE AND SEND YOUR PROXY AND DO NOT INDICATE HOW YOU WANT TO VOTE, YOUR PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT, "FOR" THE SHARE EXCHANGE, "FOR" THE SHARE ISSUANCE, "FOR" THE CHANGE OF THE COMPANY'S NAME TO VANGUARD INFO-SOLUTIONS INTERNATIONAL INC., "FOR" THE AMENDMENT AND RESTATEMENT OF OUR 1997 STOCK OPTION AND AWARD PLAN AND "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS FOR FISCAL YEAR 2005.

         I enthusiastically support these transactions and join the other members of our board of directors in recommending that you vote for the approval and adoption of the Share Exchange as reflected in the Share Exchange Agreement, the Share Issuance as reflected in the Stock Purchase Agreement and each other Proposal.

                               Sincerely,

                               /s/ Shmuel BenTov

                               Shmuel BenTov
                               Chairman, Chief Executive Officer and President

                           THE A CONSULTING TEAM, INC.
                              200 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10003

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON ______________, 2005

To the Holders of the Common Stock of THE A CONSULTING TEAM, INC.

     PLEASE TAKE NOTICE THAT THE ANNUAL MEETING OF THE A CONSULTING TEAM, INC. (THE "COMPANY" OR "TACT") WILL BE HELD AT __________ A.M. (LOCAL TIME), ON ____________, 2005, AT THE COMPANY'S PRINCIPAL OFFICE AT 200 PARK AVENUE SOUTH, SUITE 901, NEW YORK, NEW YORK 10003 FOR THE FOLLOWING PURPOSES:

1. To elect members of the board of directors of the Company (the "Board of Directors") to serve until the annual meeting of shareholders in 2006 and until their respective successors are duly elected and qualified;

2. To approve the issuance of 7,312,796 shares of the Company's common stock, $0.01 par value per share ("Common Stock"), to be exchanged for all of the issued and outstanding shares of Vanguard Info-Solutions Corporation ("Vanguard"), a New Jersey corporation (the "Share Exchange"), pursuant to the Share Exchange Agreement, dated as of January 21, 2005, among the Company, Vanguard, the Vanguard shareholders and the authorized representative of the Vanguard shareholders named therein, so that, immediately after the Share Exchange, the issuance of Common Stock contemplated by Proposal No. 3 below and related transactions, Vanguard will become a wholly-owned subsidiary of the Company and the former Vanguard shareholders will own between 67.5% and 71.7% of the Company's issued and outstanding shares of Common Stock. The consummation of this transaction is conditioned upon the approval of Proposal No. 3 below;

3. To approve the issuance of a minimum of 625,000 and a maximum of 1,250,000 shares of Common Stock to Oak Finance Investments Limited, a British Virgin Islands company ("Oak"), and to permitted assignees of Oak (the "Share Issuance"), pursuant to the Stock Purchase Agreement, dated as of January 21, 2005, by and between the Company and Oak, so that, immediately after the Share Issuance, the Share Exchange contemplated by Proposal No. 2 above and related transactions, Oak and any assignees of Oak's rights under the Stock Purchase Agreement, if any, will together own between 16.2% and 21.0% of the Company's issued and outstanding shares of Common Stock. The consummation of this transaction is conditioned upon the approval of Proposal No. 2 above;

4. To approve an amendment to the Company's Certificate of Incorporation to change the Company's name to Vanguard Info-Solutions International Inc. This Proposal is conditioned upon the consummation of the Share Exchange and Share Issuance referred to in Proposals Nos. 2 and 3 above;

5. To approve the amendment and restatement of the Company's 1997 Stock Option and Award Plan;

6. To ratify the selection of independent auditors for the fiscal year ending December 31, 2005.

7. To transact any other business as may properly come before the annual meeting or any postponement or adjournment thereof.

     ONLY SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON ________, 2005, THE RECORD DATE FOR THE ANNUAL MEETING, WILL BE ENTITLED TO NOTICE OF AND TO VOTE AT THE ANNUAL MEETING OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

     You are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly. This will insure that your shares are voted in accordance with your wishes. Your cooperation is appreciated since a majority of the outstanding shares entitled to vote must be represented, either in person or by proxy, to constitute a quorum for the purposes of conducting business at the annual meeting.

     Whether or not you attend the annual meeting, you may revoke a proxy at any time before it is voted by submitting to our Secretary either a duly executed revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the annual meeting and voting in person. You may revoke a proxy by any of these methods, regardless of the method used to deliver your previous proxy. Attendance at the annual meeting without voting will not, itself, revoke a proxy. If your shares are held in an account at a brokerage firm, bank or other nominee, you must contact your broker, bank or nominee and follow its instructions to revoke your proxy.

                                           By Order of the Board of Directors,

                                           /s/ Richard D. Falcone

                                           Richard D. Falcone
                                           Secretary
New York, New York
--------


This proxy statement is dated February __, 2005 and is first being mailed to shareholders on or about February __, 2005.

                        SOURCES OF ADDITIONAL INFORMATION

     Except where we indicate otherwise, we use the name "Vanguard" in this proxy statement to refer to Vanguard Info-Solutions Corporation, and references to "us", "we", "our", "ours" and similar expressions used in this proxy statement to refer to The A Consulting Team, Inc. (the "Company" or "TACT"). We briefly describe Vanguard and the other parties to the proposed transactions under "The Related Proposals - The Companies" on pages 12 to 18 of the proxy statement. All information contained in this proxy statement with respect to the parties to the Share Exchange Agreement, the Stock Purchase Agreement, the Selling Shareholder's Sale Agreement and the Principal Shareholder's Agreement, other than TACT, has been supplied by and is the responsibility of those other parties.

     The Company is subject to the information and periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In accordance with those requirements, we file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC").

     You may read and copy these reports, proxy statements and other information (including the documents described in "Incorporation of Information by Reference" on page 75 of this proxy statement) at the SEC's Public Reference Section at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The documents that the Company files with the SEC, including this proxy statement, are also available to you on the SEC's website. You can access the SEC's website at http://www.sec.gov.

     If you have questions about the annual meeting or the Share Exchange, the Share Issuance or any of the other Proposals after reading this proxy statement, or if you would like additional copies of this proxy statement or the proxy card, please contact:

                           THE A CONSULTING TEAM, INC.
                               Investor Relations
                           77 Brant Avenue, Suite 320
                             Clark, New Jersey 07066
                               Tel. (732) 499-8228
                        Email: investorrelations@tact.com

                                TABLE OF CONTENTS

                                                                                                             PAGE

SUMMARY TERM SHEET..............................................................................................2

         The Annual Meeting.....................................................................................2

         Shareholders Entitled to Vote; Vote Required...........................................................2

         The Companies..........................................................................................2

         The Share Exchange.....................................................................................3

         The Share Issuance.....................................................................................3

         The Contingent Dividend................................................................................4

         The Selling Shareholder's Sale Agreement...............................................................4

         Voting Obligations of Shmuel BenTov....................................................................4

         Recommendation of our Special Committee and Board of Directors
                  with Respect to the Share Exchange and the Share Issuance.....................................5

         Opinion of Financial Advisor...........................................................................6

         Interests of Directors and Executive Officers of TACT
                  in the Share Exchange and the Share Issuance..................................................6

         Dissenters' Rights.....................................................................................6

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS.......................................................7

GENERAL INFORMATION.............................................................................................8

         Annual Meeting.........................................................................................8

         Purposes of the Annual Meeting.........................................................................8

         Solicitation and Voting of Proxies; Revocation.........................................................9

         Voting at the Annual Meeting; Record Date; Quorum; Vote Required.......................................9

         Voting Power of Shmuel BenTov.........................................................................10

         Voting Requirements for Adoption of Proposals.........................................................10

         Assistance............................................................................................11

THE RELATED PROPOSALS..........................................................................................12

         Introduction..........................................................................................12

         The Companies.........................................................................................12

                  The A Consulting Team, Inc...................................................................12

                  Vanguard Info-Solutions Corporation and its Subsidiaries.....................................13

                  Oak Finance Investments Limited..............................................................18

         The Combined Companies................................................................................18

         Background of the Share Exchange, Share Issuance, BenTov Sale
                  and Related Transactions.....................................................................18

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                             PAGE
         Effects of the Share Exchange, Share Issuance, BenTov Sale
                  and Related Transactions......................................................................22

         The Special Committee..................................................................................23

         Opinion of TACT's Financial Advisor....................................................................24

         BenTov Sale and Voting Obligations.....................................................................28

         Interests of Directors, Director Nominees and Executive Officers of TACT
                  in the Share Exchange and the Share Issuance..................................................29

         Dissenters' Rights.....................................................................................29

SUMMARY OF TRANSACTION DOCUMENTS................................................................................30

         Share Exchange Agreement...............................................................................30

         Stock Purchase Agreement...............................................................................36

         Selling Shareholder's Sale Agreement...................................................................39

         Principal Shareholder's Agreement......................................................................42

         BenTov Employment Agreement............................................................................43

PROPOSAL NO. 1 - ELECTION OF DIRECTORS..........................................................................44

PROPOSAL NO. 2 - THE SHARE EXCHANGE.............................................................................47

PROPOSAL NO. 3 - THE SHARE ISSUANCE.............................................................................48

PROPOSAL NO. 4 - AMENDMENT TO OUR CERTIFICATE OF INCORPORATION..................................................49

PROPOSAL NO. 5 - APPROVAL OF THE AMENDED AND RESTATED 1997
         STOCK OPTION AND AWARD PLAN............................................................................50

PROPOSAL NO. 6 - RATIFICATION OF THE SELECTION OF INDEPENDENT
         AUDITORS...............................................................................................58

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         BEFORE PROPOSED TRANSACTIONS...........................................................................61

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         AFTER PROPOSED TRANSACTIONS............................................................................62

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES...........................................................64

EXECUTIVE COMPENSATION..........................................................................................67

         Summary Compensation Table.............................................................................67

         2004 Option/SAR Grants.................................................................................68

         Aggregated Option/SAR Exercises in 2004 and Year-end Option/SAR Values.................................68

         Equity Compensation Plan Information...................................................................69

         Director Compensation..................................................................................69

         Employment Agreements..................................................................................69

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                             PAGE

         Compensation Committee Interlocks and Insider Participation............................................70

         Report of the Compensation Committee of the Board of Directors.........................................70

PERFORMANCE GRAPH...............................................................................................72

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON........................................................72

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..................................................................73

ACCOUNTANTS' ATTENDANCE AT THE ANNUAL MEETING...................................................................73

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.........................................................74

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING...................................................................74

OTHER MATTERS...................................................................................................74

SOLICITATION AND EXPENSES OF SOLICITATION.......................................................................74

INCORPORATION OF INFORMATION BY REFERENCE.......................................................................75

ANNUAL REPORT...................................................................................................76



ANNEXES

Annex A    -    Share Exchange Agreement, dated as of January 21, 2005, among The A Consulting Team, Inc.,
                Vanguard Info-Solutions Corporation, the shareholders of Vanguard Info-Solutions Corporation and the authorized representative named therein.....................................................A-1

Annex B    -    Stock Purchase Agreement, dated as of January 21, 2005, by and between The A Consulting Team,
                Inc. and Oak Finance Investments Limited........................................................B-1

Annex C    -    Stock Purchase Agreement, dated as of January 21, 2005, between Oak Finance Investments Limited and Shmuel BenTov...............................................................................C-1

Annex D    -    Principal Shareholder's Agreement, dated as of January 21, 2005, between Oak Finance Investments
                Limited and Shmuel BenTov.......................................................................D-1

Annex E    -    Fairness Opinion of Ehrenkrantz King Nussbaum Inc., dated January 19, 2005......................E-1

Annex F    -    Presentation by Ehrenkrantz King Nussbaum Inc. to the Board of Directors........................F-1

Annex G    -    Vanguard Info-Solutions Corporation's Historical Financial Statements and Management's Discussion
                and Analysis of Financial Condition and Results of Operation....................................G-1

Annex H    -    Pro Forma Unaudited Consolidated Condensed Financial Statements of The A Consulting Team, Inc.
                and Vanguard Info-Solutions Corporation.........................................................H-1

Annex I    -    Certificate of Amendment of the Certificate of Incorporation of The A Consulting Team, Inc......I-1

Annex J    -    Amended and Restated 1997 Stock Option and Award Plan of The A Consulting Team, Inc.............J-1

Annex K    -    Proxy Card......................................................................................K-1


                           THE A CONSULTING TEAM, INC.
                              200 PARK AVENUE SOUTH
                            NEW YORK, NEW YORK 10003
                                 (212) 979-8228

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS
                              _______________, 2005

     This proxy statement and the accompany form of proxy are furnished in connection with the solicitation of proxies by the board of directors of The A Consulting Team, Inc. (the "Board of Directors"), a New York corporation (the "Company" or "TACT"), to be voted at its Annual Meeting of Shareholders which will be held at ________ a.m. (local time), on ________, 2005 at 200 Park Avenue South, Suite 901, New York, New York 10003 and at any postponements or adjournments thereof (the "Annual Meeting"). This proxy statement and the accompanying form of proxy are being mailed to shareholders on or about ___________, 2005. For general information regarding the Annual Meeting and how to vote on the Proposals set forth in this proxy statement (the "Proposals"), see "General Information" on pages 8 to 11. At the Annual Meeting, the Company's shareholders will be asked:

(1)  to elect Messrs. Steven S. Mukamal, William Miller, Andrew H. Ball, William
     A. Newman and Joseph Harris as directors of the Company to serve, in the case of Messrs. Miller and Mukamal, until the annual meeting of shareholders in 2006 and until their respective successors are duly elected and qualified, and, in the case of Messrs. Ball, Newman and Harris, effective only upon the consummation of the Share Exchange and the Share Issuance (each as described below) and then until their respective successors are duly elected and qualified;

(2) to approve the issuance of 7,312,796 shares of the Company's common stock, $0.01 par value per share ("Common Stock"), to be exchanged for all of the issued and outstanding capital stock of Vanguard Info-Solutions Corporation ("Vanguard"), a New Jersey corporation (the "Share Exchange"), pursuant to the Share Exchange Agreement, dated as of January 21, 2005, among the Company, Vanguard, the Vanguard shareholders and the authorized representative of the Vanguard shareholders named therein (the "Share Exchange Agreement");

(3) to approve the issuance of a minimum of 625,000 and a maximum of 1,250,000 shares of Common Stock to Oak Finance Investments Limited, a British Virgin Islands company ("Oak"), and to permitted assignees of Oak (the "Share Issuance"), pursuant to the Stock Purchase Agreement, dated as of January 21, 2005, by and between the Company and Oak (the "Stock Purchase Agreement");

(4) to approve an amendment to the Company's Certificate of Incorporation to change our name to Vanguard Info-Solutions International Inc., effective upon the consummation of the Share Exchange and the Share Issuance;

(5) to approve the amendment and restatement of the Company's 1997 Stock Option and Award Plan;

(6) to ratify the selection of independent auditors for the fiscal year ending December 31, 2005; and

(7) to transact any other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     In connection with the Share Exchange and the Share Issuance, Shmuel BenTov, our Chairman of the Board of Directors, Chief Executive Officer and President, has entered into an agreement under which he and his spouse have agreed to sell all of the shares of the Company's capital stock beneficially owned by him and his spouse to Oak in a separate transaction (the "BenTov Sale"). Although the BenTov Sale does not require the approval of shareholders, it is subject to the consummation of the Share Exchange and the Share Issuance, and will be consummated when and if the Share Exchange and the Share Issuance are consummated. If the Share Exchange, the Share Issuance and the BenTov Sale are all consummated, the former shareholders of Vanguard will own between 67.5% and 71.7% of the issued and outstanding shares of Common Stock, and Oak and any assignees of Oak's rights under the Stock Purchase Agreement will together own between 16.2% and 21.0% of our issued and outstanding shares of Common Stock. The Share Exchange, the Share Issuance and the BenTov Sale, taken together, will result in a change of control of the Company and a substantial dilution in our current shareholders' ownership of the Company's capital stock. Upon consummation of the proposed transactions, Vanguard and its subsidiaries will become subsidiaries of the Company. Please note that all share and per share amounts include in this proxy statement reflect the one for four reverse stock split that occurred on January 7, 2004.

                               SUMMARY TERM SHEET

     This summary term sheet highlights selected information from this proxy statement and may not contain all the information about the Share Exchange and the Share Issuance that is important to you. To understand the transactions fully and for a more complete description of the legal terms of the Share Exchange and the Share Issuance, you should read carefully this proxy statement in its entirety, including the annexes, and the other documents to which it refers you.

o    THE ANNUAL MEETING

     The Annual Meeting will be held at the Company's principal office at 200 Park Avenue South, Suite 901, New York, New York 10003, on ________, 2005. At the Annual Meeting, you will be asked to vote to approve and adopt the Share Exchange as reflected in the Share Exchange Agreement, the Share Issuance as reflected in the Stock Purchase Agreement and related transactions.

o    SHAREHOLDERS ENTITLED TO VOTE; VOTE REQUIRED

     You may vote at the Annual Meeting if you owned shares of our Common Stock or preferred stock at the close of business on __________, 2005, the record date for the Annual Meeting. On the record date, there were 2,122,647 shares of our Common Stock and 571,615 shares of our preferred stock outstanding and entitled to vote. You may cast one vote for each share of our Common Stock and one vote for every four shares of our preferred stock that you owned on the record date. Approval of the nominees to the Board of Directors requires the affirmative vote of the holders of a plurality of the outstanding shares of our capital stock present at the Annual Meeting, either in person or by proxy. Approval and adoption of the Share Exchange, the Share Issuance, the amendment and restatement of our 1997 Stock Option Award Plan and the ratification of the selection of independent auditors requires the affirmative vote of the holders of a majority of the outstanding shares of our capital stock present at the Annual Meeting, either in person or by proxy. Approval of the amendment to our Certificate of Incorporation to change of our corporate name requires the affirmative vote of the holders of at least 50% of all of the issued and outstanding shares of our capital stock eligible to vote at the Annual Meeting.

o    THE COMPANIES

         o    THE A CONSULTING TEAM, INC. (THE "COMPANY" OR "TACT")

              TACT provides a wide-range of information technology consulting services and solutions, custom application development and training to Fortune 1000 and other large organizations. Our solutions are based on an understanding of each client's enterprise model. Our accumulated knowledge is applied to projects such as planning, designing and implementing enterprise-wide information systems, database management services, systems integration, legacy modernization and conversion services. We are a New York corporation and were incorporated in 1983. In 1997, we completed a public offering of our Common Stock and became a public reporting company. Our shares of Common Stock are listed on the Nasdaq Small Cap Market under the symbol "TACX." Our principal executive offices are located at 200 Park Avenue South, Suite 901, New York, New York 10003, and our telephone number there is (212) 979-8228.

         o    VANGUARD INFO-SOLUTIONS CORPORATION ("VANGUARD")

              Vanguard, a New Jersey corporation, provides value-added onshore and offshore information technology services, offshore customer care and customer acquisition services, and offshore business process outsourcing to customers in the United States and the United Kingdom through itself and its international subsidiaries, Vanguard Info-Solution Limited of Delhi, India ("Vanguard-Delhi") and Vanguard Business Process Private Limited of Bangalore, India ("Vanguard-Bangalore"). Vanguard's services are primarily in the telecommunications, medical billing, financial services, debt collection, claims processing, data processing and utility sectors, serving the needs of Global 1000 companies. Vanguard was incorporated in 2000. Vanguard-Delhi was incorporated in 2003, and Vanguard-Bangalore was incorporated in 2004. Both Vanguard-Delhi and Vanguard-Bangalore commenced operations in 2004. Vanguard's principal executive offices are located at 2088 Route 130 North, Monmouth Junction, NJ, and its telephone number is (732) 951-0701. Additional offices include Delhi and Bangalore, India.

              If the Share Exchange is consummated, Vanguard and its subsidiaries will become subsidiaries of TACT. If the Share Exchange is consummated, the shareholders of Vanguard will own between 67.5% and 71.7% of our issued and outstanding shares of Common Stock.

         o    OAK FINANCE INVESTMENTS LIMITED ("OAK")

              Oak is a company formed under the laws of the British Virgin Islands. Oak's registered office is located at Arias Fabrega & Fabrega Trust Company BVI Ltd., 325 Waterfront Drive, Omar Hodge Building, 2nd Floor, Wickham's Cay, Road Town, Tortola, British Virgin Islands, and its telephone number is (284) 677-3394.

              If the Share Issuance and the BenTov Sale are consummated, Oak and any assignees of Oak's rights under the Stock Purchase Agreement will together own between 16.2% and 21.0% of our issued and outstanding shares of Common Stock.

o    THE SHARE EXCHANGE

     The three Vanguard shareholders have agreed to exchange all of the outstanding capital stock of Vanguard for shares of Common Stock pursuant to the terms of the Share Exchange Agreement that is described in this proxy statement. Under the terms of the Share Exchange Agreement and the transactions contemplated thereby, Vanguard and its subsidiaries will become subsidiaries of TACT. In addition, Excalibur Investment Group Limited and Andrew H. Ball will each become a principal shareholder of TACT. Immediately after the completion of the Share Exchange and the Share Issuance, the three former shareholders of Vanguard will own the following percentages of our issued and outstanding shares of Common Stock:

        Excalibur Investment Group Limited                     45.9% to 48.7%
        Andrew H .Ball                                         21.3% to 22.6%
        Berenson Investments LLC                                0.3% to 0.4%

     The terms of the Share Exchange Agreement are more fully described on pages 30 to 36 of this proxy statement. The full text of the Share Exchange Agreement is attached to this proxy statement as Annex A. We encourage you to read the Share Exchange Agreement carefully and in its entirety.

o    THE SHARE ISSUANCE

     We have agreed to issue and sell to Oak (a) 625,000 shares of Common Stock and (b) at the option of Oak, up to an additional 625,000 shares of Common Stock, pursuant to the terms and conditions of the Stock Purchase Agreement that is described in this proxy statement. Under the terms of the Stock Purchase Agreement and the transactions contemplated thereby, Oak and one or more other investors designated by Oak will each become a principal shareholder of TACT. The terms of the Stock Purchase Agreement are more fully described on pages 36 to 39 of this proxy statement. The full text of the Stock Purchase Agreement is attached to this proxy statement as Annex B. We encourage you to read the Stock Purchase Agreement carefully and in its entirety.

o    THE CONTINGENT DIVIDEND

     If the Share Exchange and the Share Issuance are consummated, we will pay a cash dividend in the amount of $0.75 per share to the holders of Common Stock and our preferred stock (to the extent that our issued and outstanding shares of preferred stock have not previously been converted into our Common Stock) issued and outstanding on the record date to be set by the Board of Directors for the payment of this dividend, which record date will be prior to the consummation of the Share Exchange and the Share Issuance (the "Dividend").

o    THE SELLING SHAREHOLDER'S SALE AGREEMENT

     Shmuel BenTov, our Chairman of the Board of Directors, Chief Executive Officer and President, entered into a Stock Purchase Agreement (the "Selling Shareholder's Sale Agreement"), dated as of January 21, 2005, with Oak pursuant to which he and his spouse have agreed to sell, and Oak has agreed to purchase, 1,024,697 shares of our Common Stock for a purchase price of $10.25 per share (the "BenTov Sale"). The per share price is subject to increase if we do not pay the Dividend.

     Although the BenTov Sale does not require the approval of our shareholders, it is subject to the consummation of the Share Exchange and the Share Issuance, and will be consummated when and if the Share Exchange and the Share Issuance are consummated.

     The terms of the Selling Shareholder's Sale Agreement are more fully described on pages 39 to 42 of this proxy statement. The full text of the Selling Shareholder's Sale Agreement is attached to this proxy statement as Annex C. We encourage you to read the Selling Shareholder's Sale Agreement carefully and in its entirety.

o    VOTING OBLIGATIONS OF SHMUEL BENTOV

     As a condition to its entering into the Selling Shareholder's Sale Agreement, Oak required Mr. BenTov to enter into a Principal Shareholder's Agreement pursuant to which he has agreed to vote all of the shares of our capital stock beneficially owned by him (i) in favor of the approval and adoption of the Share Exchange, the Share Issuance and all related transactions and (ii) against any action, proposal, transaction or agreement, the consummation of which would interfere with the Share Exchange or the Share Issuance.

     The Principal Shareholder's Agreement terminates on the earliest to occur of (i) the consummation of the BenTov Sale and (ii) the termination of either the Share Exchange Agreement or the Stock Purchase Agreement. Even after the Principal Shareholder's Agreement terminates, however, under certain circumstances, Oak will retain the ability to vote up to 500,000 shares of our capital stock.

     As of the record date, Mr. BenTov beneficially owned an aggregate of 1,024,697 issued and outstanding shares of our Common Stock and preferred stock (on an as-converted to Common Stock basis), which represents approximately 45.2% of our outstanding capital stock. Under the terms of our certificate of incorporation and By-laws, the affirmative vote of Mr. BenTov will be sufficient for the approval and adoption of the Share Exchange and the Share Issuance unless the holders of more than 1,024,697 other shares of our capital stock attend the Annual Meeting in person or by proxy and vote their shares against approval and adoption.

     The terms of the Principal Shareholder's Agreement are more fully described on pages 42 to 43 of this proxy statement. The text of the Principal Shareholder's Agreement is attached to this proxy statement as Annex D. We encourage you to read the Principal Shareholder's Agreement carefully in its entirety.

o RECOMMENDATION OF OUR SPECIAL COMMITTEE AND BOARD OF DIRECTORS WITH RESPECT TO THE SHARE EXCHANGE AND THE SHARE ISSUANCE

     A special committee of our Board of Directors has unanimously determined that the Share Exchange and the Share Issuance are fair to and in the best interests of our shareholders. The special committee has recommended that our Board of Directors approve the Share Exchange, the Share Issuance and related transactions. This special committee has also recommended that our Board of Directors recommend that our shareholders adopt the Share Exchange as reflected in the Share Exchange Agreement, the Share Issuance as reflected in the Stock Purchase Agreement and related transactions.

     After receiving and considering the recommendation of the special committee, on January 20, 2005, our Board of Directors, by unanimous vote of all directors voting, approved the following:

     o the issuance of 7,312,796 shares of our Common Stock in exchange for 100% of the issued and outstanding capital stock of Vanguard;

     o the issuance of 625,000 shares of our Common Stock to Oak, in exchange for a cash purchase price of $5,000,000, and the grant of rights to Oak and one or more of its assignees, exercisable for a period of 120 days after Oak's initial purchase of our Common Stock for an additional 625,000 shares of Common Stock (1,250,000 shares total), also at a cash purchase price of $8.00 per share (totaling an additional $5,000,000);

     o solely for purposes of Section 912(c)(1) of the New York Business Corporation Law, the sale to Oak of 1,024,697 outstanding shares of our Common Stock by Shmuel BenTov, our principal shareholder, Chairman of the Board of Directors, Chief Executive Officer and President, at a purchase price of $10.25 per share;

     o the change of our corporate name to Vanguard Info-Solutions International Inc., effective upon consummation of the Share Exchange and the Share Issuance;

     o an increase in the number of the directors of the Company from five members to seven members, effective upon consummation of the Share Exchange and the Share Issuance;

     o    the declaration and payment of the Dividend; and

     o an amendment to the employment agreement of Richard D. Falcone, our Chief Financial Officer.

     Our Board of Directors recommends that our shareholders vote "FOR" the approval and adoption of the Share Exchange as reflected in the Share Exchange Agreement and "FOR" the approval and adoption of the Share Issuance as reflected in the Stock Purchase Agreement. To review the background and reasons for the Share Exchange and Share Issuance in greater detail, see pages 12 through 29 below.

o    OPINION OF FINANCIAL ADVISOR

     We have received a fairness opinion from our financial advisor, Ehrenkrantz, King Nussbaum Inc. ("EKN"), stating that the Share Exchange and the Share Issuance are fair to the TACT shareholders from a financial perspective. A copy of the Fairness Opinion of EKN, dated January 19, 2005, is attached to the proxy statement as Annex E. A copy of the presentation made to our Board of Directors by EKN related to the Share Exchange and the Share Issuance is attached to the proxy statement as Annex F. We encourage you to read the Fairness Opinion and the board presentation carefully and in their entirety.

o INTERESTS OF DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS OF TACT IN THE SHARE EXCHANGE AND THE SHARE ISSUANCE

     When considering the recommendation of our Board of Directors that you vote in favor of the approval and adoption of the Share Exchange and the Share Issuance, you should be aware that members of our Board of Directors and our executive officers may have interests in the Share Exchange and the Share Issuance that differ from, or are in addition to, those of other shareholders. Mr. BenTov has agreed to sell all of his shares to Oak at a price of $10.25 per share, subject to adjustment. Mr. BenTov will also be entering into an amended employment agreement, in place of his current agreement, at the same salary level as is provided for in his current agreement. Richard D. Falcone, our chief financial officer, has entered into an employment agreement, the effectiveness of which is contingent on the consummation of the Share Exchange and the Share Issuance. Messers. Ball, Newman and Harris have been designated by the Vanguard shareholders to be nominated for election to the Board of Directors, which election will become effective only if the Share Exchange and the Share Issuance are consummated. Mr. Ball, a current Vanguard shareholder, will own 2,303,531 shares (approximately 21.3% to 22.6%) of Common Stock upon consummation of the Share Exchange, the Share Issuance and related transactions. Mr. Newman, a nominee for election as a director of the Company, is a partner at the law firm of McGuireWoods LLP, which currently acts as general outside counsel to Vanguard. It is anticipated that, if the Share Exchange, the Share Issuance and related transactions are consummated, McGuireWoods LLP will become general outside counsel to the Company. Other than these matters, no director, director nominee, executive officer, associate of any director or executive officer or other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Share Exchange or the Share Issuance, that is not shared by all of our other shareholders.

o    DISSENTERS' RIGHTS

     We are a New York corporation and are governed by the New York Business Corporation Law ("BCL"). Under the BCL, the holders of our voting securities are not entitled to dissenter's rights with respect to the Proposals set forth in this proxy statement.

            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

     This proxy statement contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Words such as "estimate," "project," "intend," "anticipate," "believe," "will," "may," "should," "would," and similar expressions are intended to identify forward-looking statements. These statements are based on the current information available to, and the current expectations and beliefs of, our management. These statements are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties, and assumptions about the Company, economic and market factors and the industry in which we do business and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed in the forward-looking statements.

     In any forward-looking statement in which we express an expectation or belief as to future results, that expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement, expectation or belief will result or be achieved or accomplished. Risks and uncertainties pertaining to the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

o our ability to obtain the shareholder approvals required for the Share Exchange and the Share Issuance;

o the occurrence or non-occurrence of the other conditions to the consummation of the Share Exchange and the Share Issuance;

o the effects of vigorous competition in the markets in which we operate and competition for more valuable customers;

o uncertainty concerning the growth rate for the information technology consulting industry in general;

o our ability to effectively develop and implement new services, offers, and business models and the possible impact of those services and offers on our business;

o the ongoing global and U.S. trend towards consolidation in the information technology consulting industry, which may have the effect of making our competitors larger and better financed and give these competitors more extensive resources, improved buying power, and greater geographic reach, allowing them to compete more effectively;

o the ability to establish a significant market presence in new geographic and service markets;

o the risks and uncertainties associated with the acquisition and integration of businesses and operations;

o the risk of insolvency of our customers and others with whom we do business;

o the risk of equipment failure, natural disasters, terrorist acts, or other breaches of our network or information technology security; and

o the additional risks and uncertainties not presently known to us or that we currently deem immaterial.

     You should consider the cautionary statements contained or referred to in this section in connection with any written or oral forward-looking statements that may be issued by us or persons acting on our behalf. The cautionary statements contained in this section should be considered in conjunction with out discussions of risk factors in the Company's other filings with the SEC. We do not undertake any obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances that occur after the date of this proxy statement or to reflect the occurrence of unanticipated events.

                               GENERAL INFORMATION

ANNUAL MEETING

         The Annual Meeting will be held on ___________, 2005 at __________ a.m. (local time) at the Company's principal office, located at 200 Park Avenue South, Suite 901, New York, New York 10003.

PURPOSES OF THE ANNUAL MEETING

         The purposes of the Annual Meeting are to elect directors to serve until the appointment or election of their respective successors, to approve certain transactions which will effect a change of control of the Company, to approve an amendment to the Company's Certificate of Incorporation to change the Company's name to "Vanguard Info-Solutions International Inc.," to approve the amendment and restatement of the Company's 1997 Stock Option and Award Plan and to ratify the selection of independent auditors for the fiscal year ending December 31, 2005 and to transact any other business that properly comes before the Annual Meeting. Each of these matters is described in detail under the six Proposals set forth in this Proxy Statement.

SOLICITATION AND VOTING OF PROXIES; REVOCATION

         In lieu of attending the Annual Meeting, the Company's shareholders may vote by proxy. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

         Shares represented by each properly executed and returned proxy card will be voted (unless earlier revoked) in accordance with the instructions indicated. If no instructions are indicated on the proxy card, all shares represented by valid proxy cards received pursuant to this solicitation (and not revoked before they are voted) will be voted "FOR" each of the Proposals set forth in this proxy statement and by the persons named in the accompanying proxy, in their discretion, on any other matters to come before the Annual Meeting.

         A shareholder may revoke a proxy at any time before it is voted by filing with the Secretary of the Company either a duly executed revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. You may revoke a proxy by any of these methods regardless of the method used to deliver your previous proxy. Attendance at the Annual Meeting without voting will not, itself, revoke a proxy. Any written notice revoking a proxy should be sent to the attention of Richard D. Falcone, Secretary, The A Consulting Team, Inc., 77 Brant Avenue, Suite 320, Clark, New Jersey 07066, Telephone: (732) 499-8228. If your shares are held in an account at a brokerage firm, bank or other nominee, you must contact your broker, bank or nominee and follow its instructions to revoke your proxy.

         Proxies may be solicited by mail, and may also be made by personal interview, telephone and facsimile transmission, and by directors, officers and employees of the Company (without special compensation). The expenses for the preparation of proxy materials and the solicitation of proxies for the Annual Meeting will be paid by the Company. In accordance with the regulations of the SEC, the Company will reimburse, upon request, banks, brokers and other institutions, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to the beneficial owners of the Company's Common Stock. Expenses for the solicitation are estimated to be approximately $5,000, plus other reasonable expenses.

VOTING AT THE ANNUAL MEETING; RECORD DATE; QUORUM; VOTE REQUIRED

         Only holders of record of the Company's Common Stock, Series A Preferred Stock, $0.01 par value per share ("Series A Preferred Stock") and Series B Preferred Stock, $0.01 par value per share ("Series B Preferred Stock"), at the close of business on __________, 2005 (the "Record Date") are entitled to notice of and to attend and vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. The shares of the Series A Preferred Stock and the Series B Preferred Stock will be entitled to vote on an as-converted basis, at a conversion ratio of one share of Common Stock for every four shares of Preferred Stock. As of the Record Date, there were 2,122,647 outstanding shares of Common Stock, 530,304 outstanding shares of Series A Preferred Stock and 41,311 outstanding shares of Series B Preferred Stock. Accordingly, there will be 2,265,550 votes eligible to be cast at the Annual Meeting. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by shareholders, upon request, prior to or at the Annual Meeting.

         Under the Company's By-Laws, the presence at the Annual Meeting, in person or by duly authorized proxy, of the holders of a majority of the total number of outstanding shares of Common Stock, Series A Preferred Stock (voting on an as-converted basis) and Series B Preferred Stock (voting on an as-converted basis) entitled to vote, constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be included when determining whether a quorum is present. An abstention has the effect of voting against a matter since an abstention is counted as a share "entitled to vote," but is not included as a vote for such matter. A broker non-vote exists where a broker proxy indicates that the broker is not authorized to vote on a particular Proposal. Brokers who have not received voting instructions from beneficial owners may vote in their discretion with regard to only the election of directors (Proposal No. 1) and the ratification of the selection of the Company's independent auditors (Proposal No. 6). Brokers are not authorized to vote in their discretion with regard to any other Proposals. IF YOU DO NOT VOTE OR DO NOT INSTRUCT YOUR BROKER, BANK OR NOMINEE HOW TO VOTE WITH REGARD TO PROPOSALS NOS. 2 THROUGH 5, IT WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE APPROVAL AND ADOPTION OF SUCH PROPOSALS.

VOTING POWER OF SHMUEL BENTOV

         As of the record date, Shmuel BenTov, our Chairman of the Board of Directors, Chief Executive Officer and President, beneficially owned an aggregate of 1,024,697 issued and outstanding shares of Common Stock and preferred stock (on an as-converted to Common Stock basis), which represents approximately 45.2% of the Company's outstanding capital stock. In the Principal Shareholder's Agreement, Mr. BenTov agreed to vote these shares "FOR" the election of all five director nominees (Proposal No. 1), the Share Exchange (Proposal No. 2), the Share Issuance (Proposal No. 3), and the amendment to our Certificate of Incorporation to change the Company's name to "Vanguard Info-Solutions International Inc." (Proposal No. 4), and granted Oak an irrevocable proxy to vote these shares in this manner. Mr. BenTov also agreed to use his reasonable best efforts to ensure that the Share Exchange, Share Issuance and BenTov sale are consummated. The Company believes that Mr. BenTov has further agreed to vote these shares "FOR" the amendment and restatement of the Company's 1997 Stock Option and Award Plan (Proposal No. 5) and the ratification of the selection of the Company's independent auditors for the Company's 2005 fiscal year (Proposal No. 6). While the amount of votes represented by Mr. BenTov's shares is not, in itself, sufficient to either represent a quorum at the Annual Meeting or approve any of the Proposals, Mr. BenTov's vote represents a significant portion of the votes to be cast at the Annual Meeting. Unless the holders of more than 1,024,697 other shares of our capital stock attend the Annual Meeting in person or by proxy and vote their shares against the Proposals presented in this proxy statement, each of the Proposals will be adopted.

VOTING REQUIREMENTS FOR ADOPTION OF PROPOSALS

         The affirmative vote of the holders of a plurality of the outstanding shares of our capital stock (voting as a single class on an as-converted to Common Stock basis) who are present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors (Proposal No. 1). The affirmative vote of the holders of a majority of all of the outstanding shares of our capital stock eligible to vote (voting as a single class on an as-converted to Common Stock basis) is required to approve the proposed amendment to the Company's Certificate of Incorporation to change the Company's corporate name (Proposal No. 4). The affirmative vote of the holders of a majority of the outstanding shares of our capital stock (voting as a single class on an as-converted to Common Stock basis) who are present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of all other Proposals being submitted to shareholders for their consideration (Proposals Nos. 2, 3, 5 and 6).

ASSISTANCE

     If you need assistance in completing your proxy card or have questions regarding the Annual Meeting, please contact:

                           The A Consulting Team, Inc.
                               Investor Relations
                           77 Brant Avenue, Suite 320
                             Clark, New Jersey 07066
                               Tel. (732) 499-8228
                        Email: investorrelations@tact.com

                              THE RELATED PROPOSALS

INTRODUCTION

     We are asking our shareholders to approve a series of Proposals that relate to a series of related transactions among the Company, Vanguard, Oak, Shmuel BenTov and certain other entities and individuals. These Proposals reflect a series of steps by which (a) Vanguard and its subsidiaries will become subsidiaries of the Company and (b) the current Vanguard shareholders (Excalibur Investment Group Limited, Andrew H. Ball, and Berenson Investments LLC) and Oak will become the principal shareholders of the Company. All of these transactions, taken together, will result in a change of control of TACT and a substantial dilution in our current shareholders' ownership of the Company's capital stock. The Company's shareholders do not have any preemptive rights with respect to these transactions.

     Proposals Nos. 1-4 and 6 are classified as related Proposals because the consummation of each of these Proposals is dependent upon the consummation of at least one other Proposal.

     Proposal No. 1 asks our shareholders to elect five (5) members of our Board of Directors. Three (3) of these five (5) nominees will serve as directors only if the Share Exchange (Proposal No. 2) and the Share Issuance (Proposal No. 3) are both consummated.

     Proposal No. 2 asks our shareholders to approve the Share Exchange in which the Company will issue 7,312,796 shares of our Common Stock in exchange for 100% of the issued and outstanding capital stock of Vanguard. The Share Exchange will be consummated only if the Share Issuance (Proposal No. 3) is consummated.

     Proposal No. 3 asks our shareholders to approve the Share Issuance in which the Company will issue between 625,000 and 1,250,000 shares of our Common Stock to Oak. The Share Issuance will be consummated only if the Share Exchange (Proposal No. 2) is consummated.

     Proposal No. 4 asks our shareholders to approve an amendment to our Certificate of Incorporation to change the Company's corporate name from "The A Consulting Team, Inc." to "Vanguard Info-Solutions International Inc." This amendment will only be filed with the Secretary of State of the State of New York if the Share Exchange (Proposal No. 2) and the Share Issuance (Proposal No.
3) are both consummated.

     Proposal No. 6 asks our shareholders to ratify the selection of Grant Thornton LLP to be the independent auditors of the Company for the fiscal year ending December 31, 2005 if the transactions contemplated by Proposals Nos. 2 and 3 are not consummated, and Mercadien, PC to be the independent auditors of the Company for the fiscal year ending December 31, 2005 if the transactions contemplated by Proposals Nos. 2 and 3 are consummated.

     Set forth below is a description of the transactions and material transaction documents upon which Proposals Nos. 1-4 and 6 are based.

THE COMPANIES

     The A Consulting Team, Inc.

     We are an end-to-end information technology ("IT") services and business process outsourcing provider to Fortune 1000 companies and other large organizations. We are focused on leveraging existing systems and data. Our goal is to empower customers through the utilization of technology to reduce costs, improve services and increase revenues. We deliver migrations and conversions of legacy systems, web enablement of existing systems, customer development, performance optimization, business intelligence, outsourcing, strategic sourcing and enterprise wide IT consulting, and software solutions.

     We provide complete project life-cycle services--from application and system design, through development and implementation, to documentation and training. Strategic alliances with leading software vendors ensure that our solutions are dependable and within the mainstream of industry trends. These partnerships allow us to provide a wide variety of business technology solutions such as enterprise reporting solutions, data warehousing, systems strategies, application and database conversions, and application development services.

     When we are engaged by our clients to implement IT business process outsourcing services, we use our Smart Approach. Our Smart Approach is a leading edge set of end-to-end solutions and services that include Strategy, Methodology, Architecture, Resources and Tools. The Strategy is developed together with the client to ensure that the client's goals and objectives are met. The Methodology is a Tried and True TACT Methodology that is followed in order to implement the Strategy. The solutions and services are built on a robust Architecture. Utilize highly qualified TACT Resources and Exploits best-of-breed Tools.

     We are a New York corporation and were incorporated in 1983. In 1997, we completed a public offering of Common Stock and became a public reporting company. Our shares of Common Stock are listed on the Nasdaq Small Cap Market under the symbol "TACX." Our principal executive offices are located at 200 Park Avenue South, Suite 901, New York, New York 10003, and our telephone number there is (212) 979-8228.

     All information regarding our business and financial results is incorporated herein by reference from our Annual Report on Form 10-K for fiscal year 2003 and Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2004. You may obtain a copy of this Annual Report and Quarterly Report, excluding all exhibits, without charge, from us, the SEC or the SEC's Internet web site at http://www.sec.gov. Shareholders may obtain a copy of the Annual Report and Quarterly Report from us by requesting it in writing or by telephone from us at the following address: The A Consulting Team, Inc. Investor Relations, 77 Brant Avenue, Suite 320, Clark, New Jersey 07066, Tel. (732) 499-8228, Email: investorrelations@tact.com

     Vanguard Info-Solutions Corporation and its Subsidiaries ("Vanguard")

     Vanguard, a New Jersey corporation, was incorporated in 2000. Vanguard has two subsidiaries: Vanguard-Delhi which was incorporated in 2003, and Vanguard-Bangalore which was incorporated in 2004. Both Vanguard-Delhi and Vanguard-Bangalore commenced operations in 2004. Vanguard's principal executive offices are located at 2088 Route 130 North, Monmouth Junction, NJ, and its telephone number is (732) 951-0701. Additional offices include Delhi and Bangalore, India.

     Vanguard provides value-added information technology ("IT") services, customer care and customer acquisition ("Call Center") services and business process outsourcing ("BPO") services to business customers principally in the United States and the United Kingdom. Vanguard's services primarily address the telecommunications, internet, medical billing, financial services, debt collection and utility sectors, serving the needs of Global 1000 companies. From its inception in March 2000 through the first quarter of 2004, Vanguard operated principally as an IT service consulting business and generated its revenues on a fee-for-services basis, principally for one customer. At the end of the first quarter of 2004, Vanguard acquired the first of its two Indian subsidiaries, Vanguard-Delhi. Vanguard-Delhi commenced operations as a call center in the first quarter of 2004. At the beginning of the third quarter of 2004, Vanguard acquired the operations of its second Indian subsidiary, Vanguard-Bangalore. Vanguard-Bangalore commenced operations in the first quarter of 2004.

     By leveraging its expertise and offshore delivery model, Vanguard believes that it is well-positioned to continue to grow within the IT, Call Center and BPO services markets. Vanguard is experienced both with the business segments of its customers and in delivering outsourcing solutions to them. Its IT service offerings include staffing, consulting, software development and maintenance. Its Call Center offerings include telemarketing, help desk, technical support and customer support. Its BPO service offerings include medical billing, claims processing and debt collection.

     Vanguard's largest clients in dollar volume since inception have been AT&T Corp., Earthlink, Inc., and Toucan Telephone (a division of IDT Corporation). Another significant client includes Vonage Holdings Corp. Vanguard operates integrated global facilities supported by a state-of-the-art, scalable infrastructure. With corporate headquarters in the New York metropolitan area, following the Share Exchange, Vanguard plans to market its services directly through a sales and marketing team based in New York and London, England, and through a business development team, operating out of Bangalore, India.

     Vanguard's operations centers are located in India, so that Vanguard can access India's large talent pool. Its technical professionals speak English fluently and they have been trained to handle complex processes, using both functional processing and domain expertise. With its principal operations in India, Vanguard believes that it will be able to offer high quality services at lower costs than those available from in-house facilities or outsourcing providers that are based in the United States or the United Kingdom. Furthermore, Vanguard uses the Six Sigma quality control system ("Six Sigma"), which it believes enables it to identify process inefficiencies and improve productivity in client and support processes. Vanguard holds an ISO 9001 certification for quality assurance and a BS7799 certification for information security.

     Vanguard's Industry

     Outsourcing principally is the transfer of management and execution of business processes or functions to a service provider that is external to the outsourcing party. Ideally, outsource service providers work with their clients to change their businesses or deliver better performance at lower cost.

     Global demand for high-quality, lower-cost outsourced services from external providers, combined with operational and cost improvements in international telecommunications and the automation of many business services, has created a significant opportunity for IT, BPO and Call Center service providers. Offshore providers can additionally offer a variety of benefits, including lower costs and highly qualified employees. As a result, many companies are outsourcing some services and some processes to providers with offshore delivery capabilities. Vanguard anticipates that the global IT market, in particular the offshore BPO and offshore Call Center markets, will continue to grow at or above historical levels.

     The growth of this industry appears to be driven by the following factors and trends:

o IT and BPO services, including customer contact management services, have become increasingly important to businesses and will remain critically important;

o commerce over the internet will accelerate, generating new businesses, new customers and new revenue opportunities;

o India has emerged as the leading destination for businesses that are seeking outsourced IT, BPO and customer contact management services, based on India's large, indigenous pool of highly-skilled, English-speaking college graduates; and

o high-quality methodologies have been developed for outsourced services, especially by Indian companies, and world-wide businesses have acknowledged and accepted these methodologies.

     Vanguard's Competitive Strengths

     Vanguard believes that it has the competitive strengths necessary to enhance and improve its position as a provider of IT and BPO services in its target industries. Its key competitive strengths include:

o    extensive IT staffing, solutions and software development experience;

o    significant customer contact management experience;

o    growing BPO experience;

o    client relationships that generate recurring revenue;

o    a focus on operations management and process excellence;

o state-of-the-art infrastructure designed to meet or exceed the growing needs of its clients with a focus on redundancies, scalability and information security; and

o its committed management team, with senior managers at or above the level of assistant vice president having extensive experience in business, technology and services.

     Business Strategy

     Vanguard's goal is to become a leading provider of "one stop shop" outsourced services in the IT, Call Center and BPO services segments. To achieve that goal, Vanguard has adopted and follows a business plan that requires it to:

o    focus on large-scale, long-term relationships;

o    seek to expand its client base;

o focus on strengthening its end-to-end service capabilities for its selected business segments and the specific industries that it targets;

o    continue to provide integrated, value-added end-to-end services;

o continue to invest in infrastructure, including human resources, process optimization and delivery platforms;

o focus on process excellence by building on Six Sigma methodology to identify and eliminate inefficiencies;

o    pursue strategic relationships and acquisitions;

o consider strategic relationships with industry leaders that add client relationships or enhance the depth and breadth of its service offerings; and

o consider acquisitions or investments that would expand the scope of its existing services, add new clients or allow it to enter new geographic markets.

     Vanguard's IT Services

     Vanguard's IT professionals work onsite, offshore and offsite to support its clients in several industry sectors with customized IT solutions for companies and staffing. Vanguard offers a comprehensive range of services, including software development, system maintenance, packaged software integration, engineering design services and staff augmentation. Vanguard uses its global infrastructure to deliver value-added services to its customers to address IT needs in specific industries and to facilitate eBusiness initiatives.

      Software Development. Vanguard plans to offer design, development and installation of software for a variety of IT systems. Applications would range from single-platform, single-site systems to multi-platform, multiple-site systems. Projects may involve the development of new applications or new functions for existing software applications. Each development project typically involves all aspects of the software development process, including definition, prototyping, design, pilot programs, programming, testing, installation and maintenance.

     System Maintenance. Vanguard plans to provide maintenance services for large software systems, which may include modifications and enhancements to the system and product support. It also would assist customers in migrating to new technologies while extending the useful life of existing systems. Projects may involve re-engineering software to migrate applications from mainframe to client/server architectures or to migrate from existing operating systems to UNIX or Windows NT.

     Staffing Augmentation. Vanguard supplements clients' in-house staff with subject matter experts to address specific technical skills needed to complete projects or manage systems. It screens candidates for depth and range of technical skills needed, management or individual contributor roles, prior industry experience and fit with the client's environment.

     Vanguard's Customer Contact Management Services

     Vanguard's customer contact management services are structured around the following strategic business units: telecommunication services, internet services and energy. In each of these units, Vanguard offers to provide a full range of customer acquisition and cross-selling, customer care and help desk support. Vanguard uses automated dialing systems and proprietary tools to monitor performance on a daily basis. Vanguard seeks to offer improved service delivery by means of detailed daily feedback through its proprietary systems and reporting with its clients.

     Customer contact management services that Vanguard offers, or plans to offer, include:

o Customer care, consisting of product information requests, describing product features, activating customer accounts, resolving complaints, handling billing inquiries, changing addresses, claims handling, ordering and reservations, pre-qualification and warranty management;

o Technical support, consisting of e-mail management, customer service and web- and voice-based technical helpdesk functions, including inquiries regarding hardware, software, communications services, communications equipment, Internet access technology and Internet portal usage; and

o Acquisition, consisting of outbound selling and cross-selling of our client's products and services.

     Vanguard's BPO Services

     Vanguard has structured its BPO services group to address the medical services, collection services and financial services industries. For the medical services industry, it offers billing and bill coding and plans to offer diagnostic second opinions. For the collection services industry, it focuses on mid-stage collections and offers end-to-end services of skip tracing, customer contact and repayments and settlements. Vanguard uses automated dialers and proprietary tools and methods to trace people who have moved or absconded without notice to avoid paying debts; once found, it attempts to structure repayments. For the financial services industry, Vangaurd offers customer service and transaction processing, and plans to offer document management.

     Clients

     Vanguard's current and former clients include AT&T Corp., Earthlink, Inc., Toucan Telephone (a division of IDT Corporation) and Vonage Holdings Corp. Vanguard typically enters into an agreement with a term of six to twelve months in IT Staffing and one or more years in BPO Services; their agreements are subject to termination with little or no notice. Call Center contracts are performance-based and open-ended.

     Competition

     There is considerable competition in each of the service industry segments in which Vanguard competes. The vast majority of businesses perform some or all of their customer service, technical support, collection and other clerical processes within their own organizations with their own regular personnel. Certain businesses have moved certain of these functions to locations, both onshore and offshore, in which they anticipate reduced labor and overhead costs. Vanguard's Call Center services and BPO services units compete against Accenture Ltd., Affiliated Computer Services, Inc., Convergys Corporation, Sykes and other large well-capitalized, multi-national corporations who have provided outsourcing services for several years or more. Vanguard also competes against the Call Center and BPO business units of many IT services companies located in India, such as HCL Technologies Ltd., Infosys Consulting, Inc., Mphasis BFL Limited, Satyam Computer Services Ltd., Tata Consultancy Services and Wipro Limited. Many of these companies provide broad-based IT, software, consulting and outsourcing sources to their clients. Vanguard's competition also includes many Call Center and BPO service companies based in India and in other offshore locations.

     Employees

     As of December 31, 2004, Vanguard had 1,780 employees, of whom 52 were employed in IT Consulting and 1723 were based in India. Vanguard follows practices and procedures that are designed to recruit, train and retain its employees, particularly in India, where competition is intense for well-trained professionals. Vanguard believes that the compensation, training and benefits that it offers are competitive with, and in some cases superior to, those offered by its competitors.

     Properties

     Vanguard's corporate headquarters is located in Monmouth Junction, New Jersey, where it occupies approximately 1100 square feet under a month-to-month lease. Vanguard intends to abandon this facility and combine with TACT's Clark, New Jersey facility following the completion of the Share Exchange and the Share Issuance. Vanguard-Delhi and Vanguard-Bangalore each operate their facilities on a virtually uninterrupted 24 hours a day, seven days a week, or "24/7" basis. These locations are leased and are described as follows:


        ------------------ ----------------------------- ---------------------------- ----------------------

               Facility                Space                Number of Workstations       Lease Expiration
        ------------------ ----------------------------- ---------------------------- ----------------------
                           49,830 square feet
        Dehli              (or 5,393 square meters)                   580                      2006
        ------------------ ----------------------------- ---------------------------- ----------------------
                           22,400 square feet
        Bangalore          (or 2,424 square meters)                   288                      2015
        ------------------ ----------------------------- ---------------------------- ----------------------


Its international locations are connected using a combination of leased domestic and international telecommunications links with redundant capacity. Industry standard network management systems monitor the systems on an uninterrupted 24/7 basis.

     Selected Financial Data


     UNAUDITED SELECTED FINANCIAL DATA

     The following table presents unaudited summary selected financial and operating data for Vanguard for the periods presented. The Unaudited Summary Selected Financial Data presented below has been derived from, and should be read in conjunction with, the Vanguard Info-Solutions Corporation Financial Statements attached to this proxy statement as Annex G.


                             SELECTED FINANCIAL DATA
           (in thousands, except number of shares and per share data)
                               Vanguard Historical

                                                        Nine Months
                                                          Ended                    Year Ended December 31,
                                                        -----------         --------------------------------------
                                                           2004              2003            2002            2001
                                                           ----              ----            ----            ----
Statement of Operations Data:
    Revenues                                            $  22,381           $17,708         $18,763         $16,116
    Income (loss) from operations                           5,301               229           1,967             619
    Other income (expense):
    Lease Income                                            3,061                 -               -               -
    Commision Income                                          619                 -               -               -
    Foreign exchange translation                              438                 -               -               -
    Net income (loss)                                       7,351                95           1,932             636
    Net income (loss) per share Basic/Diluted           $  735.10           $ 19.00         $193.20         $ 63.60
    Income per share from operations                    $  530.10           $ 45.80         $196.70         $ 61.90
    Book value per share                                $1,111.10           $108.00         $195.60         $ 30.10
    Dividends per share                                 $       -           $     -         $     -         $     -


BALANCE SHEET DATA:
    Total assets                                        $  33,989           $ 2,413         $ 5,250         $ 2,135
    Long-term liabilities                                   9,567                16              26               -
    Stockholders' equity                                   11,111               540           1,956             301
    Number of shares outstanding at
         period end                                        10,000             5,000          10,000          10,000

     Financial Statements

     Vanguard's financial statements, Management's Discussion and Analysis of Financial Condition and Results of Operations and Qualitative and Quantitative Disclosures Regarding Market Risk are attached to this proxy statement as Annex G and are incorporated herein by reference. For a complete understanding of Vanguard and its historical operations and performance, we encourage you to review this information in its entirety.


     Oak Finance Investments Limited ("Oak")

     Oak is a company formed under the laws of the British Virgin Islands. Oak's registered office is located at Arias Fabrega & Fabrega Trust Company BVI Ltd. 325 Waterfront Drive, Omar Hodge Building, 2nd Floor, Wickham's Cay, Road Town, Tortola, British Virgin Islands. Oak's telephone number is (284) 677-3394.

THE COMBINED COMPANIES

     The combined effect of the Share Exchange, the Share Purchase and related transactions will be the expansion of our business. We currently provide enterprise-wide information technology consulting, training services and software products to Fortune 1000 and other large organizations. Our current business will be augmented by adding additional onshore and offshore IT services, offshore customer care and customer acquisition services and offshore business process outsourcing. These transactions will expand our services to serve the greater needs of Global 1000 companies.

     Selected Financial Data

     UNAUDITED SUMMARY SELECTED PRO FORMA FINANCIAL DATA

     In January 2005, the Company signed a Share Exchange Agreement with Vanguard, whereby the Company agreed to issue 7,312,796 shares of Common Stock to the Vanguard shareholders in exchange for all of the outstanding capital stock of Vanguard. In addition, the Company signed a Stock Purchase Agreement with Oak, whereby Oak agreed to purchase a minimum of 625,000 shares of Common Stock directly from the Company for $8.00 per share.

     The 7,312,796 shares of Common stock to be issued by the Company to the Vanguard shareholders represent approximately 71% of the Company's issued and outstanding voting Common Stock. Accordingly, this business combination is considered to be a reverse acquisition. As such, for accounting purposes, Vanguard is considered to be the acquirer while the Company is considered to be the acquiree.

     The following table presents unaudited summary selected financial and operating data on a pro forma basis as if the Company and Vanguard had been operated as a single combined company during the periods presented. The Unaudited Summary Selected Financial Data presented below has been derived from, and should be read in conjunction with the Pro Forma Unaudited Consolidated Condensed Financial Statements attached to this proxy statement as Annex H. The Unaudited Summary Selected Pro Forma Financial Data are based upon assumptions and estimates of the effects of operating the companies on a combined basis and do not represent actual results. Because the Pro Forma Unaudited Consolidated Condensed Financial Statements in Annex H and the Unaudited Summary Selected Financial Data below are based on estimates and assumptions and do not represent actual results, you should not rely on them as being indicative of the results that may be achieved if the related transactions are approved.


                             SELECTED FINANCIAL DATA
           (in thousands, except number of shares and per share data)
                                  Pro Forma (1)

                                                                                Year Ended
                                                      Nine Months Ended         December 31,
                                                           2004                    2003
                                                           ----                    ----

Statement of Operations Data:
    Revenues                                          $    41,114               $    39,354
    Income (loss) from operations                           5,660                       187
    Other income (expense):
    Lease Income                                              532                         -
    Commision Income                                          619                         -
    Foreign exchange translation                              438                         -
    Net income (loss)                                       6,194                       (61)
    Net income (loss) per share Basic/Diluted         $      0.61               $     (0.01)
    Income per share from operations                  $      0.55               $      0.02
    Book value per share                              $      2.40               $      0.56
    Dividends per share                               $         -               $         -

BALANCE SHEET DATA:
    Total assets                                      $    37,413               $     9,786
    Long-term liabilities                                     158                       247
    Stockholders' equity                                   24,507                     5,701
    Number of shares outstanding at
         period end                                    10,203,346                10,203,346

    (1) See Pro Forma financial statements and notes that are on Annex H.


     Pro Forma Financial Information

     Pro Forma Unaudited Consolidated Condensed Financial Statements of TACT and Vanguard have been prepared by our management to give effect to the proposed transactions. These Unaudited Consolidated Pro Forma Combined Financial Statements are attached to this proxy statement as Annex H and are incorporated herein by reference. For a complete understanding of the combined companies and the effect of the proposed transactions, we encourage you to review this information in its entirety.

BACKGROUND OF THE SHARE EXCHANGE, SHARE ISSUANCE, BENTOV SALE AND RELATED TRANSACTIONS

     We were first introduced to representatives of Rosehill Enterprises Ltd. in March 2004 by the firm Bathgate Capital. Our initial discussions with Rosehill Enterprises Ltd. related to a sale of shares of our unregistered equity to Rosehill Enterprises Ltd. and the purchase by it or its principals of shares of Common Stock owned by Mr. BenTov.

     On March 16, 2004, the Board of Directors established a special committee consisting of two independent directors, Messrs. William Miller and Steven S. Mukamal. The purpose of the special committee was to review, analyze, and negotiate any potential business transaction with Rosehill Enterprises Ltd. The special committee was not able to reach an agreement with Rosehill Enterprises Ltd. and, on May 27, 2004, the discussions terminated.

     On June 29, 2004, Mr. BenTov met with a representative of Vanguard. The following transactions were discussed and proposed:

o a share exchange, whereby we would issue shares of Common Stock in exchange for all of the issued and outstanding capital stock of Vanguard;

o a sale of unregistered equity, whereby we would sell 875,000 unregistered shares of Common Stock for a cash purchase price of $8.00 per share to Oak (for an aggregate of $7 million);

o the purchase of approximately 50% of Mr. BenTov's shares of our capital stock for a cash purchase price of $10.00 per share (for an aggregate of approximately $5 million); and

o    the execution of a new employment agreement between us and Mr. BenTov.

     Vanguard's representatives advised that it was their client's view that both an acquisition of shares from Mr. BenTov and an infusion of capital in us would be required for Vanguard to implement the business plan it had previously proposed for the combined enterprise. Oak had advised that, based on the then current range of the market price of our Common Stock, it would offer $8.00 as the price for the Common Stock it would purchase directly from us.

     Following this meeting, Mr. BenTov discussed the structure of the proposed transactions with Richard D. Falcone, our chief financial officer. Messrs. BenTov and Falcone decided to that it would be appropriate to convene a meeting of the special committee of the Board of Directors.

     On July 6, 2004, a meeting of the special committee of our Board of Directors was held via telephone conference call. The following special committee members were in attendance: Messrs. William Miller and Steven Mukamal. Rueven Battat and Shmuel BenTov were present by invitation. In addition, Mr. Falcone and Mr. Lawrence Fisher of the law firm of Orrick, Herrington & Sutcliffe LLP, our outside legal counsel, were present at the meeting. The terms of the proposed transaction and other relevant information were discussed. The special committee asked Mr. BenTov if the proposed sale of his shares of our capital stock on the terms proposed was acceptable. Mr. BenTov indicated that these terms were acceptable. The special committee requested that Mr. Fisher contact Vanguard's and Oak's legal counsel to learn more information about Vanguard and Oak and to arrange a meeting between Vanguard's and Oak's representatives and our representatives.

     On July 15, 2004, Messrs. Miller, Mukamal, Falcone and Fisher met with representatives of Vanguard and Oak in New York. Vanguard's management made a presentation to our representatives, which included a description of Vanguard's United States and Indian operations. Vanguard's representatives presented a letter of intent outlining the structure of the proposed transactions. The letter of intent also included an exclusive period of three weeks during which Vanguard and we could evaluate and negotiate the principal terms of the proposed transactions. Following this meeting, we commenced an extensive due diligence process.

     On July 19, 2004, the special committee of the Board of Directors met with Messrs. Falcone and Fisher to discuss the letter of intent. The special committee determined that the key component of the proposed transactions was the share exchange ratio. Accordingly, the special committee instructed Mr. Falcone to commence a search for an investment banking firm to evaluate the fairness from a financial perspective of the proposed transactions. In addition, the special committee approved the exclusive negotiating period, which would terminate on August 9, 2004. The special committee made a recommendation that Mr. BenTov should retain separate legal counsel. Mr. BenTov proceeded to retain separate counsel, who represented him during the remainder of the negotiations.

     On July 21, 2004, we and Vanguard executed a non-binding letter agreement to which was attached a term sheet that summarized the principal terms of the proposed transactions.

     The Board of Directors held a meeting on August 4, 2004 to discuss the proposed transactions and to approve the selection of Ehrenkrantz King Nussbaum Inc. as our financial advisor.

     During the subsequent weeks, our due diligence investigation continued and various aspects of the proposed transactions were negotiated. During the week of September 6, 2004, the parties agreed to a share exchange ratio such that the relative valuations of the combined businesses would be 77% for the Vanguard shareholders and 23% for our shareholders. Accordingly, each issued and outstanding share of Vanguard capital stock would be exchanged for approximately
795.3 shares of Common Stock and, under this ratio, Vanguard's shareholders would receive approximately 7,953,000 shares of Common Stock.

     During the week of September 20, 2004, Mr. Falcone and Mr. Jimmie Sundstrom of Ehrenkrantz King Nussbaum Inc. visited Vanguard's operations in Delhi and Bangalore, India. While in India, Messrs. Falcone and Sundstrom toured Vanguard's facilities, observed operations and held discussions with Vanguard's management team and independent accountants located in India.

     On September 24, 2004, Messrs. Falcone and Sundstrom met in London, England with Mr. Andrew H. Ball, a significant Vanguard shareholder and proposed board nominee following the consummation of the proposed transactions.

     The special committee of the Board of Directors held a meeting on September 27, 2004 to discuss the results of Messrs. Falcone's and Sundstrom's due diligence investigation of Vanguard's Indian operations. Mr. Falcone stated to the special committee that he believed the most significant item of open due diligence was the completion of the audit of Vanguard's consolidated financial statements, which were expected to be completed in November, 2004. Following the due diligence presentations by Messrs. Falcone and Sundstrom, the special committee decided to instruct Mr. Fisher to attempt to renegotiate the exchange ratio to be used to determine the number of shares of Common Stock that would be issued to the Vanguard shareholders in the Share Exchange with Vanguard's legal counsel. Subsequent to the meeting of the special committee, Mr. Fisher had a number of discussions with Vanguard's and Oak's legal counsel regarding the exchange ratio and various other terms of the proposed transactions, including the structure of the transactions and related U.S. taxation issues. We also negotiated changes in the terms of the shares to be purchased by Oak.

     The special committee of the Board of Directors held a meeting on October 6, 2004 to discuss additional due diligence concerns. Mr. Falcone informed the special committee that he learned that Vanguard had entered into financially significant long-term computer equipment leases. Vanguard was not fully utilizing the subject computer equipment, and the leases would have a significant impact on the financial results of Vanguard. The special committee determined not to move forward with the proposed transactions until the financial obligations related to these computer leases were assigned by Vanguard to an unrelated party. The special committee requested that Mr. Fisher convey this position to Vanguard's legal counsel, and he did so. Vanguard's counsel responded that any assignment would require the consent of the lessor. Vanguard reported to us that it was entering into negotiations with the lessor.

     The special committee of the Board of Directors held a meeting on October 27, 2004 to further discuss the financial issues related to the computer leases. Mr. Falcone informed the special committee that Vanguard had a proposed solution that would eliminate Vanguard's financial responsibility with respect to the computer leases. The special committee requested that Mr. Fisher inform Vanguard's counsel that it would be willing to continue negotiating the proposed transactions once the computer lease issues were resolved to its satisfaction. The financial issues relating to the computer leases were resolved to the satisfaction of the special committee on December 14, 2004.

     In the course of its due diligence review of Vanguard, our legal counsel determined that certain deficiencies might have occurred in connection with Vanguard's 401(k) employee benefit plan. After review, Vanguard and its counsel undertook corrective measures that our counsel deemed satisfactory.

     The Board of Directors held a meeting on November 4, 2004 to discuss the progress of the negotiations of the proposed transactions. The Board of Directors determined that the negotiations were not proceeding at an acceptable pace because the audit of Vanguard's consolidated financial statements both for prior years and for the seven months ended July 31, 2004 had not yet been completed. Accordingly, the Board of Directors instructed Mr. Falcone to inform Vanguard that it was setting a deadline of mid-December for the delivery of the audited financial statements or the Board of Directors would pursue other alternatives. Mr. Falcone discussed the timing of the completion of the audit with Vanguard's legal counsel and investment banker and informed them of the deadline.

     On December 22, 2004, Vanguard presented Mr. Falcone with its audited consolidated financial statements both for prior years and for the seven months ended July 31, 2004. The special committee, Mr. Falcone and our investment bankers reviewed the financial statements. Mr. Falcone discussed the financial statements with representatives of Mercadien, PC, Vanguard's independent auditors.

     The special committee of the Board of Directors held a meeting on January 6, 2005 to discuss the status of the proposed transactions. The discussions centered on the relative valuations of us and Vanguard. The special committee believed that the share exchange ratio should be adjusted due to changed business conditions. At this meeting, Mr. BenTov indicated that he believed that the price for the sale of his shares should also be adjusted. The Board authorized Mr. BenTov to meet with Vanguard's and Oak's representatives to negotiate changes to the share exchange ratio and any other changes he deemed necessary.

     On January 7, 2005, Mr. BenTov met with Vanguard's representatives to inform them that the special committee of the Board of Directors believed that due to changed business conditions, certain changes to the terms of the transactions should be made. They agreed to schedule a meeting for Mr. BenTov to meet with Vanguard's chief executive officer and with a representative of Excalibur Investment Group Limited, one of Vanguard's principal shareholders, for January 12, 2005 to discuss the terms of the proposed transactions. At that meeting, it was agreed that the share exchange ratio would be adjusted such that the relative valuations of the combined business, before considering Oak's investment, would be 75% for Vanguard's shareholders and 25% for our shareholders. Accordingly, each issued and outstanding share of Vanguard capital stock would be exchanged for approximately 731.3 shares of Common Stock, and, under this ratio, Vanguard's shareholders would receive approximately 7,313,000 shares of Common Stock. Additionally, the Dividend was discussed and Vanguard agreed that the payment of the Dividend would be acceptable.

     Mr. BenTov also met with a representative of Oak to discuss the sale of certain of his shares of our capital stock. Oak agreed to increase the price to $10.25 per share. Oak also stated that Mr. BenTov, at his option, could sell all of his shares of our capital stock at that price. In the event of a sale of all of his shares, however, Mr. BenTov would be required to resign from the Board of Directors and as our chief executive officer and president upon consummation of the proposed transactions. Subsequently, Mr. BenTov determined that he would sell all of his shares of our capital stock to Oak for $10.25 per share (for an aggregate of $10,503,144.25) after payment of the Dividend, as further described on page 4.

     On January 20, 2005, the Board of Directors held a meeting to discuss the proposed transactions. The special committee recommended to the Board of Directors that the Board approve the proposed transactions. By unanimous vote, the Board of Directors approved the terms of the proposed transactions as well as certain related matters. The parties executed the definitive agreements relating to the proposed transactions on January 21, 2005.

EFFECTS OF THE SHARE EXCHANGE, SHARE ISSUANCE, BENTOV SALE AND RELATED TRANSACTIONS

     If our shareholders approve the Share Exchange and the Share Issuance, Shmuel BenTov will consummate the BenTov Sale pursuant to which he and his spouse have agreed to sell all of the shares of the Company's capital stock beneficially owned by him and his spouse to Oak in a separate transaction. Upon the consummation of the Share Exchange, the Share Issuance and the BenTov Sale, Vanguard and its subsidiaries will become subsidiaries of the Company. In addition, the three former Vanguard shareholders and Oak will become the principal shareholders of the Company. The current shareholders of TACT, other than Mr. BenTov, will own between approximately 11.5% and 12.2% of our issued and outstanding shares of Common Stock. The Share Exchange, the Share Issuance and the BenTov Sale, taken together, will result in a change of control of the Company and a substantial dilution in our current shareholders' ownership of the Company's capital stock. In addition, if the shareholders adopt Proposal No. 1, three Board of Directors nominees designated by the Vanguard shareholders will serve as members of the Board of Directors.

     We have significant net operating losses for federal income tax purposes, totaling approximately $11.5 million as of December 31, 2004. Our ability to utilize these losses (to reduce our Federal income tax liability in future taxable years) will be adversely impacted by the Share Exchange and Share Issuance. Thus, in each year subsequent to the ownership change resulting from the Share Exchange and Share Issuance, we will generally be prohibited from utilizing our net operating losses that accrued prior to the ownership change (and, possibly, any net unrealized built-in losses existing at the time of the ownership change that we recognize within five years of the change) in excess of the applicable "section 382 limitation," generally defined as the product of (i) the value of our stock immediately prior to the ownership change (that is, immediately prior to the Share Exchange and Share Issuance) and (ii) the long-term tax-exempt rate in effect at that time. Moreover, if we were to fail to continue our historic business at any time during the two year period following the Share Exchange and Share Issuance, our net operating losses would be eliminated in their entirety. To the extent that the section 382 limitation in a given year exceeds our taxable income for such year, that excess may be carried over to our succeeding taxable year and included in the section 382 limitation applicable to the subsequent year. Assuming that we continue to file consolidated Federal income tax returns subsequent to the Share Exchange, we will no longer be treated as the common parent of the consolidated tax group; instead, Vanguard will be so treated. Moreover, in such a case, the period for which we may carryforward our net operating losses will effectively be truncated by one year as a result of the Share Exchange. As a result of the rules summarized above, our ability to utilize our currently existing net operating losses (and, possibly, any net unrealized built-in losses existing at the time of the ownership change) in future taxable years will be materially and adversely affected as a result of the Share Exchange and Share Issuance.

     We anticipate using the proceeds of the Share Issuance for working capital and general corporate purposes and to pay the expenses related to the proposed transactions.

THE SPECIAL COMMITTEE

     Purpose of the Special Committee

     A special committee of the Board of Directors was formed to evaluate the Share Exchange, the Share Issuance and related transactions. The purpose of the special committee was to protect our shareholders' interests from potential conflicts of interest that may arise as our executive officers, directors and principal shareholders evaluated and negotiated the transactions. The special committee was comprised of Messrs. William P. Miller and Steven M. Mukamal, each of whom is an independent director. The special committee retained legal and financial advisors to assist it in its evaluation of the transactions.

     Evaluation by the Special Committee

     In evaluating the Share Exchange, the Share Issuance and related transactions, the special committee and our Board of Directors considered a number of factors, including the following:

     1. Since our inception in 1983, our principal business has been to provide information technology solutions to our customers. We have engaged in a consulting business in which we provide services of our consultants to our customers in exchange for fees which, in general, are charged and paid on an hourly basis. Since 2000, our revenues have declined primarily because of a slowdown in the IT industry, which resulted in the cessation of operations of T3 Media, the closing of three of the Company's solution branches and bringing the Company back to its core IT Solutions and services businesses, which was partially offset by an increase in revenues as a result of the acquisition of International Object Technology, Inc. We believe that the current trend in our industry is to offer business process operations and outsourced business services to our clients in order to help them increase revenues while decreasing costs. We believe that a business combination with Vanguard and its subsidiaries will provide us with several strategic advantages in the marketplace:

          o Vanguard's business process operations business, conducted through its two operating subsidiaries in India, will permit us to offer our clients a wide range of outsourced services that should permit them to effect sizable reductions in their operating costs;

          o Vanguard's information technology solutions business is compatible with our information consulting business; and

          o Vanguard's recent growth, principally in its international subsidiaries, may result in increased shareholder value for our existing shareholders.

     2. We believe that combining our business with the business of a growing information technology business that has a broader range of services will also benefit our customers and enhance our financial viability, as well as improve our ability to attract and retain talented employees.

     3. We believe that our ability to provide our existing clients with a high level of service and to attract new clients will be enhanced with an infusion of equity capital that will permit us to hire additional employees and expand our marketing efforts. In the recent past, our financial results have not permitted us to access the capital markets on terms that were acceptable to us. The infusion of up to $10,000,000 should enhance our competitive position.

     Recommendation of the Special Committee and Board of Directors

     The special committee and our Board of Directors have determined that the terms of the Share Exchange Agreement and the terms of the Stock Purchase Agreement are fair to the Company and are in the best interests of the Company and its shareholders. The special committee and our Board of Directors have approved the Share Exchange and the Share Issuance and declared their advisability.

     ACCORDINGLY, THE SPECIAL COMMITTEE AND OUR BOARD OF DIRECTORS RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL AND ADOPTION OF THE SHARE EXCHANGE AS REFLECTED IN THE SHARE EXCHANGE AGREEMENT.

     THE SPECIAL COMMITTEE AND OUR BOARD OF DIRECTORS ALSO RECOMMEND THAT YOU VOTE "FOR" THE APPROVAL AND ADOPTION OF THE SHARE ISSUANCE AS REFLECTED IN THE STOCK PURCHASE AGREEMENT.

OPINION OF TACT'S FINANCIAL ADVISOR

     Ehrenkrantz, King Nussbaum Inc. ("EKN") served as TACT's financial advisor in connection with the proposed transactions. At the meeting of the Board of Directors on January 20, 2005, EKN delivered its fairness opinion dated January 19, 2005, to the effect that, as of January 19, 2005, the terms of the Share Exchange and Share Issuance are fair to the shareholders of the Company from a financial point of view. A copy of this fairness opinion is attached to the proxy statement as Annex E. We encourage you to review this fairness opinion carefully and in its entirety.

     EKN's fairness opinion is directed only to the fairness to the Company's shareholders, from a financial point of view, of the terms of the Share Exchange and the Share Issuance and did not constitute a recommendation of the Share Exchange and the Share Issuance over other courses of action that may be available to the Company or constitute a recommendation to any of the Company's shareholders on how to vote with respect to the Share Exchange and the Share Issuance. The fairness opinion did not address what the value of Company's Common Stock actually will be when issued to holders of Vanguard capital stock pursuant to the Share Exchange Agreement, or the price at which our Common Stock will trade subsequent to the date above or after the closing of the transaction. EKN expressed no opinion as to the merits of the underlying decision by the Company to enter into the Share Exchange Agreement or the Stock Purchase Agreement or to consummate the transactions contemplated thereby. TACT and Vanguard negotiated the consideration to be paid in connection with Share Exchange, the Share Issuance and related transactions.

     In arriving at its opinion, EKN reviewed and considered such financial and other matters as EKN deemed relevant, including, among other things, certain publicly available financial and other information for the Company and certain other relevant financial and operating data furnished to EKN by the management of the Company, certain financial and other information for Vanguard furnished to EKN by the management of the Company, and certain internal financial analyses, financial forecasts, reports and other information concerning the Company and Vanguard, prepared by the management of the Company and Vanguard.

     In connection with its review and arriving at its opinion, EKN did not assume any responsibility for the independent verification of any of the information provided to it by the Company or Vanguard and relied on the completeness and accuracy as represented by the Company and Vanguard. With respect to the financial forecasts of the Company and Vanguard, EKN assumed that it had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company and Vanguard, respectively, as to the future financial performance of the Company and Vanguard. In addition, EKN did not make any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or of Vanguard, nor was EKN furnished with any such evaluations or appraisals. The opinion is necessarily based upon financial, economic, market and other conditions as they existed and should be evaluated as of the date of the opinion. It should be understood that, although subsequent developments may affect the opinion, EKN does not have any obligation to update, revise or reaffirm the opinion and EKN disclaims any responsibility to do so.

     The following is a summary of the presentation, which included a slide presentation, made by EKN to the Board of Directors while giving its fairness opinion. A copy of this presentation is attached to the proxy statement as Annex
F. We encourage you to review this presentation carefully and in its entirety.

     Scope of Presentation. EKN described the scope of its presentation and analysis. Its opinion was limited to information garnered from discussions with certain members of the management of the Company and Vanguard regarding the proposed Share Exchange and the Share Issuance, financial projections from the Company, Vanguard and the pro forma combined company financial information provided by the Company's management, and independently developed comparative and financial analyses deemed appropriate by it in accordance with standard investment banking practices.

     Valuation Methodologies. The following is a summary of the material financial and comparative analyses performed by EKN in rendering its opinion and is being provided to you for your reference. The summary of the financial analyses is not a complete description of all of the analyses performed by EKN. Furthermore, EKN did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor.

     As part of its approach to valuing the Company and Vanguard, EKN utilized several complementary valuation methodologies:

     Comparable Companies Analysis. EKN derived the value of the Company and Vanguard in part by reference to publicly-traded companies that EKN believed to offer similar products and services, to have similar operating and financial characteristics and/or to service similar markets. EKN presented the comparable analysis of trading data for companies deemed similar to the Company and Vanguard. Companies comparable to the Company included technology consulting companies and IT consulting service providers focused on technology infrastructure advisory services, systems architecture design, strategy formulation and applications development. Such companies included Perot Systems Corp., Keane, Inc., Ciber, Inc. Covansys Corp. and Computer Horizons. Companies comparable to Vanguard included business process outsourcing companies in the United States and Indian IT services companies having business process outsourcing operations listed in the United States. Such companies included Affiliated Computer Services, Inc., Ceredian Corporation, Convergys Corp., Lionbridge Technologies, Inc., Syntel, Inc., Satyam Computer Services Ltd. and Cognizant Technology Solutions Corp.

     EKN selected these companies because it considered them to have operations similar to the operations of the Company and Vanguard, respectively. EKN commented that the Company's stock trades at multiples of revenue and EBITDA below its comparable peers.

     In its comparable companies analysis, EKN determined the following:


     Enterprise Value/LTM Revenue Multiples (IT Services Comparable Companies)
         Maximum.................................................................................1.4x
         Mean (excluding the high and low).......................................................0.9x
         Minimum.................................................................................0.4x
         Company.................................................................................0.6x
         Implied Valuation of Company in the Share Exchange.................................0.9x-1.0x
         Implied Valuation of Vanguard IT Services business in the Share Exchange...........0.7x-0.9x

     Enterprise Value/LTM EBITDA Multiples (IT Services Comparable Companies)
         Maximum................................................................................16.3x
         Mean (excluding the high and low)......................................................11.8x
         Minimum.................................................................................8.6x
         Company.................................................................................8.1x
         Implied Valuation of Company in the Share Exchange...............................10.0x-12.0x
         Implied Valuation of Vanguard IT Services business in the Share Exchange...........6.0x-7.0x

     Enterprise Value/LTM Revenue Multiples (BPO Comparable Companies)
         Maximum................................................................................10.7x
         Mean (excluding the high and low).......................................................2.6x
         Minimum.................................................................................1.0x
         Implied Range of Valuation of Vanguard in the Share Exchange......................2.7x-2.75x

     Enterprise Value/LTM EBITDA Multiples (BPO Comparable Companies)
         Maximum................................................................................47.1x
         Mean (excluding the high and low)......................................................13.6x
         Minimum.................................................................................7.5x
         Implied Range of Valuation of Vanguard in the Share Exchange.......................7.5x-8.5x

     These multiples were calculated by dividing the enterprise value by the stated metric. The enterprise value is equal to the equity market value plus total indebtedness less non-restricted cash using the latest publicly available balance sheet. EBITDA is defined as earnings before interest expense, depreciation and amortization. LTM Revenue and EBITDA is equal to the last twelve months of revenues and EBITDA obtained from publicly available information including public Securities Exchange Act filings made by these companies. The "maximum," "mean (excluding high and low)" and "minimum" multiples represent the high, average excluding high and low, which we deem to be outliers, respectively, of all multiples considered.

     Comparable Transaction Analysis. EKN derived the value of the Company and Vanguard in part relative to recent merger and acquisition transactions that EKN believed to involve similar businesses. EKN compared the Company's and Vanguard's implied transaction enterprise value multiples to publicly available financial information for business process outsourcing companies and IT services companies. The transactions analyzed by EKN were recent transactions for companies deemed similar to the Company and Vanguard. EKN reviewed numerous transactions completed during the last few years in the IT services and business process outsourcing industry and selected twelve transactions involving IT consulting service providers and nine transactions involving business process outsourcing companies.

     EKN reviewed the following transactions in the IT Services industry: Fair Isaac Corporation/Braun Consulting, Inc., Affiliated Computer Services, Inc./Blue Star Solutions, CGI Group, Inc./American Management Systems, Inc., Infocrossing, Inc./Systems Management Specialists, Keane, Inc./Nims-Associates, Inc., CIBER, Inc./SCB Computer Technology, Inc., Lockheed Martin Corp./ACS Federal Government IT Business, Affiliated Computer Services, Inc./Lockheed Martin Commercial IT Business, Affiliated Computer Services, Inc./CyberRep, Inc., Keane, Inc./Signal Tree Solutions, Perot Systems Corp./Claim Services Resource Group, Inc., and Keane, Inc./Metro Information Services.

     EKN reviewed the following transactions in the business process outsourcing industry: General Atlantic Partners and Oak Hill Partners/GE business process outsourcing business in India, Barclays/Intelenet, HDFC/Intelenet, Citigroup/eServe International, IBM/Daksh, TH Lee Putnam Ventures/SPI Technologies, PlanVista Corporation/ProxyMed, Inc., Aditya Birla
Group/Transworks, and Wipro Ltd./Spectramind.

     Enterprise Value/LTM Revenue Multiples (IT Services Companies)
         Maximum ................................................................................1.5x
         Mean (excluding the high and low).......................................................0.9x
         Minimum.................................................................................0.4x
         Implied Valuation of Company in the Share Exchange.................................0.9x-1.0x
         Implied Valuation of Vanguard IT Services business in the Share Exchange...........0.7x-0.9x

     Enterprise Value/LTM EBITDA Multiples (IT Services Companies)
         Maximum................................................................................10.2x
         Mean (excluding the high and low)......................................................10.0x
         Minimum.................................................................................8.4x
         Implied Valuation of Company in the Share Exchange...............................10.0x-12.0x
         Implied Valuation of Vanguard IT Services business in the Share Exchange...........6.0x-7.0x

     Enterprise Value/LTM Revenue Multiples (Business Process Outsourcing Companies)
         Maximum.................................................................................3.1x
         Mean (excluding the high and low).......................................................2.7x
         Minimum.................................................................................2.0x
         Implied Range of Valuation of Vanguard in the Share Exchange......................2.7x-2.75x

     Indicative Premiums Paid. EKN calculated the per share value of our Common Stock implied by the Share Exchange by dividing the mid-point of the range of implied valuation of the Company in the Share Exchange by the total number of shares outstanding of the Company. EKN noted that the per share value of our Common Stock implied by the transaction was $11.74 per share, which included the Dividend. The value of our Common Stock implied by the transaction was 53.2% greater than the closing price of our Common Stock on January 19, 2005 of $7.66, or 67.7% greater than the price of our Common Stock one week prior to January 19, 2005 of $7.00, or 80.1% greater than our Common Stock price one month prior to January 19, 2005 of $6.52 and 255.8% greater than the our Common Stock price one year prior to January 19, 2005 of $3.30.

     Discounted Cash Flow Analysis. EKN derived our value in part as the sum of our unlevered free cash flows (before financing costs) over a forecast period and our terminal, or residual, value at the end of the forecast period. To calculate our free cash flows for its discounted cash flow analysis, EKN used the Company's financial projections through the fiscal year ended December 31, 2009. EKN calculated the forecasted terminal value of the enterprise at December 31, 2009 by multiplying the forecasted EBITDA in the fiscal year ending December 31, 2009 by an EBITDA multiple ranging from 10.0x to 11.0x and by multiplying the forecasted revenues in the fiscal year ended December 31, 2009 by a revenue multiple ranging from 0.9x to 1.0x. Such range of EBITDA and revenue exit multiples was, in the judgment of EKN, appropriate for the Company in the discounted cash flow analysis. To discount the projected free cash flows and the terminal value to present value, EKN calculated a weighted average cost of capital, which we refer to as "WACC," that EKN determined to be appropriate for the Company, and then applied a range of discount rates to that WACC from 15.0% to 17.0%. EKN calculated net present value by discounting our projected free cash flows back to December 31, 2004. The discounted cash flow analysis indicated that our total enterprise value ranged from $21.9 million to $28.1 million.

     In addition to the quantitative methodologies described above, EKN considered a number of qualitative factors which it believed affected valuation, including, among others, the lack of liquidity and institutional support and coverage for our Common Stock, the type of services performed by the Company and Vanguard, customer profile and customer concentration risk of the Company and Vanguard.

     EKN is a investment banking firm that is engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwriting, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The Company retained EKN based on these qualifications as well as its familiarity with the Company. In the ordinary course of its business as a broker- dealer, EKN may hold positions in and trade in the securities of the Company from time to time. The Company entered into an engagement letter agreement with EKN dated August 2, 2004 and subsequently amended the engagement letter on January 18, 2005, in which EKN agreed to act as the Company's financial advisor in connection with the Share Exchange and the Share Issuance and to render an opinion as to the fairness, from a financial point of view, of the terms of the Share Exchange and the Share Issuance to the holders of our Common Stock and preferred stock. Under the engagement letter, the Company agreed to pay a fee to EKN, upon delivery of the fairness opinion to the Board of Directors. Whether or not the Share Exchange and the Share Issuance are consummated, the Company has agreed, according to the engagement letter, to reimburse EKN for all its reasonable out-of-pocket expenses, including the fees and disbursements of its counsel, incurred in connection with its engagement by the Company, and to indemnify EKN against certain liabilities and expenses in connection with its engagement.

BENTOV SALE AND VOTING OBLIGATIONS

     Shmuel BenTov, our Chairman of the Board of Directors, Chief Executive Officer and President, entered into the Selling Shareholder's Sale Agreement with Oak pursuant to which he and his spouse have agreed to sell, and Oak has agreed to purchase, 1,024,697 shares of our Common Stock from Mr. BenTov and his spouse for a purchase price of $10.25 per share. This transaction is referred to throughout this proxy statement as the BenTov Sale. This per share price is subject to increase if we do not pay the Dividend on or prior to the consummation of the Share Exchange and the Share Issuance. Although the BenTov Sale does not require the approval of our shareholders, its consummation is subject to the consummation of the Share Exchange and the Share Issuance, and will be consummated when and if the Share Exchange and the Share Issuance are consummated. As a condition to its entering into the Selling Shareholder's Sale Agreement, Oak required Mr. BenTov to enter into a Principal Shareholder's Agreement pursuant to which he has agreed to vote all of the shares of our capital stock beneficially owned by him (i) in favor of the approval and adoption of the Share Exchange, the Share Issuance and all related transactions and (ii) against any action, proposal, transaction or agreement, the consummation of which would interfere with the Share Exchange or the Share Issuance. The Principal Shareholder's Agreement terminates on the earliest to occur of (i) the consummation of the BenTov Sale and (ii) the termination of either the Share Exchange Agreement or the Stock Purchase Agreement. Even after the Principal Shareholder's Agreement terminates, however, under certain circumstances, Oak will retain the ability to vote up to 500,000 shares of our capital stock.

     As of the record date, Mr. BenTov beneficially owned an aggregate of 1,024,697 issued and outstanding shares of our Common Stock and preferred stock (on an as-converted to Common Stock basis), which represents approximately 45.2% of our outstanding capital stock. Under the terms of our certificate of incorporation and By-laws, the affirmative vote of Mr. BenTov is sufficient for the approval and adoption of the Share Exchange, the Share Issuance and related transactions unless the holders of more than 1,024,697 other shares of our capital stock attend the Annual Meeting in person or by proxy and vote their shares against approval and adoption.

INTERESTS OF DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS OF TACT IN THE SHARE EXCHANGE AND THE SHARE ISSUANCE

     In considering the recommendation of our Board of Directors with respect to the Share Exchange and the Share Issuance, you should be aware that members of our Board of Directors and our executive officers have interests in the Share Exchange and the Share Issuance and have arrangements that are different from, or in addition to, those of our shareholders generally. Mr. BenTov has agreed to sell all of his shares to Oak at a price of $10.25 per share, subject to adjustment. Mr. BenTov will also be entering into an amended employment agreement with TACT, in place of his current agreement, at the same salary level as is provided for by his current agreement. Richard D. Falcone, our chief financial officer, has entered into a 3-year employment contract with TACT, the effectiveness of which is contingent on the consummation of the Share Exchange and the Share Issuance. Messers. Ball, Newman and Harris have been designated by the Vanguard shareholders to be nominated for election to the Board of Directors, which election will become effective only if the Share Exchange and the Share Issuance are consummated. Mr. Ball, a current Vanguard shareholder, will own 2,303,531 shares (approximately 21.3% to 22.6%) of the Common Stock upon consummation of the Share Exchange, the Share Issuance and related transactions. Mr. Newman, a nominee for election as a director of the Company, is a partner at the law firm of McGuireWoods LLP, which currently acts as general outside counsel to Vanguard. It is anticipated that, if the Share Exchange, the Share Issuance and related transactions are consummated, McGuireWoods LLP will become general outside counsel to the Company. Other than these matters, no director, director nominee, executive officer, associate of any director or executive officer or other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the Share Exchange or the Share Issuance, that is not shared by all of our other shareholders. Our Board of Directors and the special committee were aware of these interests and considered them, among other matters, in reaching their respective decisions to approve the Share Exchange and the Share Issuance and to recommend that our shareholders vote in favor of the approval and adoption of the Share Exchange and the Share Issuance.

DISSENTERS' RIGHTS

         We are a New York corporation and are governed by the New York Business Corporation Law ("BCL"). Under the BCL, the holders of our voting securities are not entitled to dissenter's rights with respect to the Proposals set forth in this proxy statement.

                        SUMMARY OF TRANSACTION DOCUMENTS

SHARE EXCHANGE AGREEMENT

     The following is a summary of the material terms of the Share Exchange Agreement. This summary is subject to, and is qualified in its entirety by reference to, the Share Exchange Agreement attached to this proxy statement as Annex A. We encourage you to read this entire proxy statement, including the Share Exchange Agreement, carefully and in its entirety.

     On January 21, 2005, we entered into a Share Exchange Agreement with Vanguard, the Vanguard shareholders and the authorized representative of the Vanguard shareholders. Pursuant to the Share Exchange Agreement, we have agreed to consummate the Share Exchange whereby:

     o we will acquire all of the issued and outstanding shares of capital stock of Vanguard in exchange for 7,312,796 shares of our Common Stock;

     o we will issue 6,312,796 shares of our Common Stock to the Vanguard shareholders upon consummation of the transactions contemplated by the Share Exchange Agreement; and

     o we will deliver 1,000,000 shares of our Common Stock into escrow for a period of one year to secure certain indemnification obligations of one of the Vanguard shareholders, Excalibur Investment Group Limited ("Excalibur"). These shares will be cancelled if we make a claim for indemnification in accordance with the applicable terms of the Share Exchange Agreement and the claim is resolved in our favor. The shares will remain in escrow for one year or until all claims for indemnification have been resolved. To the extent that the escrowed shares have not been cancelled to satisfy indemnification claims, at the termination of this one year period, the shares will be released from escrow and delivered to Excalibur, the escrowing shareholder. The right to vote the escrowed shares will remain with Excalibur during the pendency of the escrow. Any dividends paid on the escrowed shares during the pendency of the escrow will be added to the property that the escrow agent holds and is available for distribution under the escrow agreement.

     The consummation of the Share Exchange requires the approval of our shareholders, and is subject to a number of conditions to closing as more fully described below. The Share Exchange Agreement provides that the Share Exchange is to be completed on the third business day after each of the conditions precedent set forth in that agreement have been satisfied or waived, or on such other day as the parties may agree.

Representations and Warranties

     We have made representations and warranties in the Share Exchange Agreement. These representations and warranties cover, among other things, the following:

     o our organization, capital structure, and other general corporate matters;

     o    the absence of certain changes or events since September 30, 2004;

     o    our compliance with securities rules and regulations;

     o    our legal proceedings;

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     o    that by entering into the Share Exchange Agreement, we will not breach existing contracts, violate any law or regulation or otherwise incur further liabilities; and

     o the nonoccurrence of a material adverse change to our business, assets or properties since September 30, 2004.

     Vanguard has made representations and warranties to us regarding various matters pertinent to the Share Exchange. These representations and warranties cover, among other things, the following:

     o Vanguard's and its subsidiaries' organization, capital structure, and other general corporate matters;

     o    the absence of certain changes or events since July 31, 2004;

     o    Vanguard's legal proceedings;

     o that, by entering into the Share Exchange Agreement, Vanguard and its subsidiaries will not breach existing contracts, violate any law or regulation or otherwise incur further liabilities;

     o the nonoccurrence of a material adverse change to Vanguard's and its subsidiaries' businesses, assets or properties since July 31, 2004; and

     o Vanguard's assets and liabilities, including accounts receivable, contracts, real property and leases, intellectual property, taxes, employee benefit plans and insurance.

     The Vanguard shareholders have made representations and warranties to us. These representations and warranties cover, among other things, the following:

     o the Vanguard shareholders' ownership of all of the issued and outstanding shares of Vanguard capital stock and our receipt of good title to those shares upon consummation of the Share Exchange;

     o the power and authority of each Vanguard shareholder to enter into the Share Exchange Agreement, including any required consents, and the enforceability of the Share Exchange Agreement against each such shareholder;

     o that by entering into the Share Exchange Agreement and by consummating the Share Exchange, the Vanguard shareholders will not breach existing contracts, violate government or other regulations or otherwise incur further liabilities; and

     o certifications of the Vanguard shareholders as required under Executive Order 13224, and representations as to the status of each Vanguard shareholder as an accredited investor and other matters related to the compliance with applicable securities laws in connection with the issuance of shares in the Share Exchange.

     The representations and warranties of each of the parties to the Share Exchange Agreement, with certain exceptions, will survive until the first anniversary of the consummation of the Share Exchange.

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Our Covenants

     We agreed to several covenants in the Share Exchange Agreement, which require us, among other things:

     o to grant Vanguard's representatives reasonable access to our personnel, properties, contacts, books and records;

     o to make all necessary filings to consummate the Share Exchange and the Share Issuance;

     o to conduct our businesses in the ordinary course consistent with our past practices;

     o    to report to Vanguard regarding the status of our business; and

     o not to take any action that would result in a material change to our business.

     We also agreed that any related party debts owed to us will be paid in full prior to the consummation of the Share Exchange, and that we will use our best efforts to satisfy all conditions to closing set forth in the Share Exchange Agreement.

Covenants by Vanguard and the Vanguard Shareholders

     o Vanguard and the Vanguard shareholders agreed to covenants that were substantially similar to those agreed to by us in the Share Exchange Agreement; and

     o the Vanguard shareholders agreed to certain procedures with respect to the transfer of their shares of capital stock of Vanguard prior to the consummation of the Share Exchange and with respect to the transfer of their shares of Common Stock after the consummation of the Share Exchange.

No Solicitation of Company Acquisition Proposals

     We have terminated our discussions with all third parties with respect to Company Acquisition Proposals. For the purposes of the Share Exchange, Share Issuance and BenTov Sale, the term "Company Acquisition Proposals" includes any inquiries, proposals and offers involving third party tender offers, mergers, consolidations, acquisitions, business combinations or any similar transactions involving 10% or more of our capital stock or assets. We have agreed that we will not, and that we will not permit our officers, directors, employees, agents or representatives to:

     o solicit, initiate or encourage any inquiry, proposal or offer with respect to any Company Acquisition Proposal, or approve or recommend any Company Acquisition Proposal; or

     o engage in discussions concerning, furnish any information with respect to or take any action to facilitate any inquiries or the making of any proposal that constitutes or may lead to any Company Acquisition Proposal.

     Despite these general prohibitions, and subject to our obligations to promptly notify the Vanguard shareholders, we are not prohibited from disclosing to our shareholders a position with respect to a tender offer by a third party, as long as our Board of Directors does not recommend that our shareholders tender their shares in connection with that offer; except that if the Company receives a bona fide written Company Acquisition Proposal that the Board of Directors determines in its good faith judgment to be a superior proposal, the Board of Directors may take such actions as they determine are necessary to comply with their fiduciary duties.

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Meeting of Shareholders

     We have agreed to call and hold a meeting of our shareholders as soon as reasonably practicable following the date of the Share Exchange Agreement to consider and to authorize the Share Exchange and the Share Issuance and, subject to the fiduciary duties of our Board of Directors, to:

     o include in the proxy soliciting materials the recommendation of our Board of Directors that our shareholders vote in favor of the approval and adoption of the Share Exchange and the Share Issuance;

     o use our reasonable best efforts to obtain the necessary approvals and adoption of the Share Exchange and the Share Issuance;

     o use our reasonable best efforts to obtain the necessary approval to increase the number of shares subject to our 1997 Stock Option and Award Plan from 300,000 to 1,200,000; and

     o change the name of the Company to Vanguard Info-Solutions International Inc.

Registration Rights

     The Share Exchange Agreement grants certain rights to the Vanguard shareholders to have the shares of Common Stock that will be issued to them in the Share Exchange registered for resale with the SEC. If, at any time after the date of consummation of the Share Exchange, we propose to register shares of our Common Stock with the SEC (other than registrations of stock options or restricted share plans or registrations in connection with mergers or acquisitions), we must notify the Vanguard shareholders of our intention to register our shares at least thirty days before the initial filing of our registration statement and, upon the written request properly delivered by the Vanguard shareholders, to include their shares of Common Stock in our registration. We must use commercially reasonable efforts to cause all of the shares of Common Stock held by the Vanguard shareholders to be included in our registration on the same terms and conditions as the securities otherwise being sold in that registration.

Declaration and Payment of Contingent Dividend

     We have agreed that prior to the consummation of the Share Exchange, we will declare and pay the Dividend. Payment of the Dividend, however, is contingent on the consummation of the Share Exchange and the Share Issuance. Also, the Dividend will be payable with regard to 30,000 shares of our Common Stock that are expected to be issued to the non-employee members of our Board of Directors following the Annual Meeting.

Board Membership

     The Share Exchange Agreement provides that, immediately after the consummation of the Share Exchange, Andrew H. Ball and William A. Newman will be elected to our Board of Directors to fill two of the vacancies resulting from the contemplated resignations of Messrs. BenTov and Battat, and will elect one additional person who will be an independent director within the meaning of Rule 4350(c) of the Marketplace Rules of the Nasdaq Stock Market, Inc.

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Conditions to Closing

         The consummation of the Share Exchange is subject to, among other things, the following conditions to closing:

     o the accuracy of the representations and warranties and the performance of all obligations of each of the parties to the Share Exchange Agreement;

     o the consummation of the transactions contemplated by Oak's agreements with Shmuel BenTov and with us;

     o our entry into an employment agreement with Richard D. Falcone, our chief financial officer;

     o the resignation from our board of directors by Shmuel BenTov and Reuven Battat; and

     o the transfer by Castor Finance Private Company Ltd. ("Castor"), one of Vanguard's Indian subsidiaries, of its shares of Vanguard Info-Solution Ltd., a second Indian subsidiary, to Vanguard, and the subsequent sale or liquidation of Castor.

Indemnification

     Excalibur, one of the Vanguard shareholders, has agreed, subject to certain limitations, to indemnify and hold us and our affiliates, officers, directors, employees, representatives and agents harmless from and against any and all losses and expenses that any of such persons actually incurs arising out of or in connection with:

     o any claim alleging breach or default in connection with any of the Vanguard shareholders' representations or warranties;

     o any of our losses arising out of or in connection with any legal proceedings involving Vanguard or any Vanguard shareholders; and

     o all taxes imposed on Vanguard for all periods up to and including the date of the consummation of the Share Exchange and the Share Issuance.

     We have agreed, subject to certain limitations, to indemnify and hold harmless each Vanguard shareholder from and against any and all losses that such Vanguard shareholder actually incurs in connection with any claim alleging misrepresentation, breach of, or default in connection with, any of our representations, warranties, covenants or agreements in the Share Exchange Agreement.

     No claim for indemnification may be brought unless the indemnified party gives prompt written notice of such claim to the proper person. If any person required to indemnify an indemnified party objects to any claim, the parties must attempt in good faith to resolve the claim. If the parties cannot resolve their claims after 15 days, the matter shall be settled by binding arbitration before a panel of three arbitrators sitting in New York, New York.

Limitations on Indemnification

     Excalibur's and our duties to indemnify the indemnified parties pursuant to the Share Exchange Agreement are subject to certain limitations, including among other things, the following:

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

     o except for certain tax claims, no person shall be required to indemnify an indemnified party unless and until the amount of any losses subject to indemnification claims exceeds a threshold of $10,000 per claim and $1,500,000 in the aggregate;

     o if the aggregate amount of losses exceeds the $1,500,000 threshold, then the indemnified party shall be entitled to indemnification in the full amount of its losses, up to an aggregate loss limit of $8,000,000;

     o no breach of the representations and warranties made by Vanguard related to taxes and tax matters shall be included in the computation of the loss threshold or indemnification ceiling described above, and shall be settled by a cash payment;

     o claims for breaches of the representations and warranties made by Vanguard related to employee benefit plans shall not be subject to the same loss threshold or indemnification ceiling as other claims, but rather shall have a separate individual claim threshold of $2,500 and no aggregate loss ceiling; and

     o claims that Vanguard failed to match its employees' contributions under Vanguard's 401(k) plan shall have an indemnification threshold of $150,000, but claims for 401(k) matching contributions shall not be subject to the $8,000,000 aggregate loss limit, though they shall be included in the calculation of the $1,500,000 loss threshold for other claims.

Claims

     Indemnification will be made by us and by Excalibur as follows:

     o if losses become payable by Excalibur, then the amount of any such losses shall be paid by setting off the amount of the losses at the rate of one share of our capital stock for each $8.00 of loss, against the shares of our capital stock to be held in escrow except that losses related to breaches of representations and warranties related to taxes shall be paid by Excalibur in cash; and

     o if losses become payable by us, we must do so in cash, pro rata, based on the number of shares of Common Stock received by each indemnified party on the date of the consummation of the Share Exchange.

Termination

     We and the authorized representative of the Vanguard shareholders may terminate the Share Exchange Agreement at any time prior to the consummation of the Share Exchange by mutual written consent. In addition, either we or the authorized representative of the Vanguard shareholders may terminate the Share Exchange Agreement for, among other things, the following:

     o    the Share Exchange is not consummated by July 31, 2005; or

     o we do not obtain the requisite vote of our shareholders at the Annual Meeting.

     In addition, we may terminate the Share Exchange Agreement at any time prior to the consummation of the Share Exchange if:

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

     o we receive a superior Company Acquisition Proposal and resolve to accept it, but only if we have complied in all material respects with the terms of the Share Exchange Agreement; or

     o Vanguard or the Vanguard shareholders breach any representation, warranty, covenant or agreement set forth in the Share Exchange Agreement or if any representation or warranty of the Vanguard shareholders becomes untrue, in either case such that the conditions to closing set forth in the Share Exchange Agreement will not be satisfied, if we for our part have complied with all representations, warranties, covenants and agreements in the Share Exchange Agreement.

     The authorized representative of the Vanguard shareholders may terminate the Share Exchange Agreement at any time prior to the consummation of the Share Exchange if:

     o our Board of Directors withdraws, modifies or changes its approval or recommendation of the Share Exchange and related transactions and recommends approval of, or has resolved to accept, a superior Company Acquisition Proposal; or

     o we breach any representation, warranty, covenant or agreement set forth in the Share Exchange Agreement or if any of our representations or warranties become untrue, in either case such that the conditions to closing set forth in the Share Exchange Agreement will not be satisfied, if Vanguard and the Vanguard shareholders, for their parts, have complied with all representations, warranties, covenants and agreements in the Share Exchange Agreement.

     We have agreed to pay the Vanguard shareholders a cash termination fee of $500,000 if the Share Exchange Agreement is terminated under certain circumstances, each of which requires a third party to make a superior Company Acquisition Proposal.

     If the Share Exchange Agreement is terminated and the Share Exchange is abandoned, all obligations of the parties terminate, except our obligation to pay the termination fee under certain circumstances and each party's obligation to pay its own fees and expenses. However, neither we nor Vanguard is relieved from any liability for a respective breach of any of the covenants in the Share Exchange Agreement and all rights of the non-breaching party will be preserved.

STOCK PURCHASE AGREEMENT

     The following is a summary of the material terms of the Stock Purchase Agreement. This summary is subject to, and is qualified in its entirety by reference to, the Stock Purchase Agreement attached to this proxy statement as Annex B. We encourage you to read this entire proxy statement, including the Stock Purchase Agreement, carefully and in its entirety.

     On January 21, 2005, we entered into a Stock Purchase Agreement with Oak. Pursuant to the Stock Purchase Agreement, we agreed to consummate the Share Issuance whereby we will sell a minimum of 625,000 and a maximum of 1,250,000 shares of our Common Stock to be purchased by Oak at a price of $8.00 per share. Oak, or an assignee of Oak, may purchase those of the 625,000 additional shares, if any, that Oak does not purchase at the closing of the initial Share Issuance at any time during the 120 days subsequent to such closing. We will receive at least $5,000,000 of proceeds at the time of the initial closing and may receive up to $5,000,000 for additional shares sold during the subsequent 120 days.

     The Stock Purchase Agreement provides that the Share Issuance is to be consummated at the same time that the Share Exchange is consummated.

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Representations and Warranties

     We have made the following representations and warranties in the Stock Purchase Agreement. These representations and warranties cover, among other things, the following:

     o our organization, capital structure, and other general corporate matters;

     o    the absence of certain change or events since September 30, 2004;

     o    our compliance with securities rules and regulations;

     o    our legal proceedings;

     o that by entering into the Stock Purchase Agreement, we will not breach any existing contracts, violate any law or regulation or otherwise incur further liabilities; and

     o the nonoccurrence of a material adverse change to our business, assets or properties since September 30, 2004.

     Oak has made representations and warranties in the Stock Purchase Agreement to us regarding aspects of its business and other matters pertinent to the Share Issuance. These representations and warranties cover, among other things, the following:

     o Oak's organization, power and authority and other general corporate matters;

     o the enforceability of the Stock Purchase Agreement, and any notice or consent required from third parties; and

     o certifications of Oak as required under Executive Order 13224, and representations as to the status of Oak as an accredited investor and other matters related to Oak's compliance with applicable securities laws in connection with the Share Issuance.

     The representations and warranties of each of the parties to the Stock Purchase Agreement will survive until the first anniversary of the consummation of the Share Issuance.

Our Covenants

     We agreed to several covenants in the Stock Purchase Agreement, which covenants require us, among other things:

     o to grant Oak's representatives reasonable access to our personnel, properties, contacts, books and records;

     o to make all filings to consummate the Share Issuance and the Share Exchange;

     o to conduct our business in the ordinary course consistent with our past practices;

     o    to report to Oak regarding the status of our business;

     o to not take any action that would result in a material change to our business;

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

     o to file all documents required by the Nasdaq for the listing of the shares of Common Stock to be sold in the Share Issuance on the Nasdaq Small Cap Market;

     o to use the proceeds of the Share Issuance for general working capital purposes and in the operation of the Company's business; and

     o not to issue any new capital stock or derivative securities, except upon the exercise of outstanding options, the conversion of preferred stock into Common Stock or the grant of options pursuant to existing plans.

Covenants by Oak

     In the Stock Purchase Agreement, Oak agreed to make all filings required to be made to consummate the Share Issuance and the purchase of shares from us, and to cooperate with us in the filings we are required to make. In addition, Oak agreed to use its best efforts to cause to be satisfied those matters that are conditions to Oak's obligation to purchase the shares of Common Stock to be purchased pursuant to the Stock Purchase Agreement.

Registration Rights

     We granted Oak rights to register for resale the shares being sold under the Stock Purchase Agreement. We have agreed to promptly, and prior to the 90th day after the consummation of the Share Issuance, file with the SEC a registration statement covering Oak's resale of the shares purchased at the initial closing. If additional shares are purchased at a subsequent closing, then we will file an additional registration statement within 90 days of such closing, provided that if the closings are within 20 days of each other, only one registration will be filed.

     We have also agreed to file with the SEC additional registration statements on an abbreviated form to cover the resale of additional registrable securities, which are any securities that are issued to Oak in respect of the original shares of Common Stock purchased by Oak, but which have not been included in any registration statement.

Conditions to Closing

     The consummation of the Share Issuance is subject to the fulfillment or waiver of the following closing conditions:

     o the accuracy of the representations and warranties in the Stock Purchase Agreement and the performance of all obligations of each of the parties to the Stock Purchase Agreement;

     o the absence of any legal proceedings challenging or seeking damages in connection with the Share Issuance;

     o the absence of any material adverse changes to our business, operations, properties, prospects, results of operations or financial condition; and

     o    the consummation of the Share Exchange and the BenTov Sale.

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

Termination

     We and Oak may terminate the Stock Purchase Agreement at any time prior to the closing of the Share Issuance by mutual written consent. In addition, either we or Oak may terminate the Stock Purchase Agreement if:

     o    the Share Issuance is not consummated by July 31, 2005;

     o for a material breach of any provision of the Stock Purchase Agreement by the other party; or

     o a court of competent jurisdiction or a governmental or administrative agency or commission has issued an order or taken any other action permanently prohibiting the Share Issuance, and such action has become final and non-appealable.

     Prior to the consummation of the Share Issuance, the parties may, to the extent legally allowed, extend the time for the performance of any of the obligations under the Stock Purchase Agreement or waive any inaccuracies in the representations and warranties. Such extension or waiver is valid only if set forth in a written, signed instrument.

SELLING SHAREHOLDER'S SALE AGREEMENT

     The following is a summary of the material terms of the Selling Shareholder's Sale Agreement. We are not asking our shareholders to approve or act on the transactions contemplated by this agreement. Nevertheless, we believe an understanding of the Selling Shareholder's Sale Agreement is essential to consideration of the Share Exchange and the Share Issuance. This summary is subject to, and is qualified in its entirety by reference to, the Selling Shareholder's Sale Agreement attached to this proxy statement as Annex C. We encourage you to read this entire proxy statement, including the Selling Shareholder's Sale Agreement, carefully and in its entirety.

     The Selling Shareholder's Sale Agreement provides that Shmuel BenTov will sell to Oak, and Oak will purchase from Mr. BenTov, the 1,024,697 shares of the Company's Common Stock beneficially owned by Mr. BenTov, at a price of $10.25 per share. This transaction is referred to throughout this proxy statement as the BenTov Sale. If the Company does not pay the Dividend on or prior to the consummation of the BenTov Sale, then the per share price payable to Mr. BenTov will increase by the difference between $0.75 and the amount of any dividend actually paid by us. If we do not pay any dividend prior to or on the date on which the BenTov Sale is consummated, the per share price will be $11.00. As a result, Mr. BenTov will receive from Oak not less than $10,503,144.25 and not more than $11,271,667.00 as consideration for the shares of Common Stock beneficially owned by Mr. BenTov, depending on the dividend, if any, actually paid by us. Mr. BenTov's spouse is the holder of record of 3,750 of the shares beneficially owned by Mr. BenTov. Mr. BenTov's spouse has agreed to participate in the sale by selling the shares of Common Stock that are registered in her name.

     The consummation of the BenTov Sale is subject to conditions of closing, including the consummation of the Share Exchange and the Share Issuance, which conditions Oak may waive.

     The Selling Shareholder's Sale Agreement provides that the sale is to be consummated at the same time at which the Share Exchange is consummated.

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

Representations and Warranties

     Mr. BenTov has made the following representations and warranties in the Selling Shareholder's Sale Agreement regarding aspects of our business, which representations and warranties do not survive the consummation of the BenTov Sale. These representations and warranties cover, among other things, the following:

     o our organization, capital structure, and other general corporate matters;

     o    the absence of certain changes or events since September 30, 2004;

     o    Mr. BenTov's and our compliance with securities rules and regulations;

     o    our legal proceedings; and

     o the nonoccurrence of a material adverse change to our business, assets or properties since September 30, 2004.

     Mr. BenTov has also made the following representations and warranties in the Selling Shareholder's Sale Agreement regarding the shares of our Common Stock that he has agreed to sell, which representations and warranties survive until the first anniversary of the consummation of the BenTov Sale:

     o Mr. BenTov's ownership of the shares to be sold, his ability to enter into the Selling Shareholder's Sale Agreement and the enforceability of this agreement against him.

     Oak has made the following representations and warranties to Mr. BenTov regarding various matters, which representations survive until the first anniversary of the consummation of the BenTov Sale. These representations and warranties cover, among other things, the following:

     o Oak's organization, power and authority and other general corporate matters; and

     o the absence of any notice or consent requirements for purchasing Mr. BenTov's shares.

Covenants of Mr. BenTov

     Mr. BenTov has agreed to use his reasonable best efforts to:

     o cause us to provide Oak's representatives reasonable access to our personnel, properties, personnel, contacts, books and records upon receiving reasonable advance notice from Oak;

     o cause us to make all filings required by the Share Exchange and the Share Issuance;

     o cause us to conduct our business in the ordinary course and confer with Oak before making material decisions regarding our operations;

     o    cause us to periodically report to Oak on the status of our business;
          and

     o cause us to not take any action that would result in a material adverse change in our business, operations, properties, prospects, results of operations or conditions.

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

     Additionally, Mr. BenTov will:

     o cause all indebtedness owed to us by him or any related person to be paid in full prior to the consummation of the BenTov Sale;

     o take all necessary actions to convert all of the issued and outstanding Series A Preferred Stock of the Company to Common Stock; and

     o use his reasonable best efforts to ensure the consummation of the Share Exchange, the Share Issuance and the BenTov Sale.

Conditions to Closing

     The consummation of the BenTov Sale is subject to, among other things, the fulfillment or waiver of the following closing conditions:

     o the accuracy of the representations and warranties in the Selling Shareholder's Sale Agreement and the performance of all obligations of each of the parties to the Selling Shareholder's Sale Agreement;

     o the absence of any liability or material adverse change in our or Oak's business, operations, properties, prospects, results of operations or condition (financial or otherwise), or any adverse claim as to the title of Mr. BenTov's shares; and

     o    the consummation of the Share Exchange and the Share Issuance.

Mutual Obligations to Indemnify

     Mr. BenTov has agreed to indemnify and hold Oak harmless for, and to pay to it, damages arising from or in connection with any breach by Mr. BenTov as to:

     o the title to his shares and any breach by Mr. BenTov of his obligations under the Selling Shareholder's Sale Agreement; and

     o the filing of required notices and reports with the proper governmental and regulatory entities.

     Oak has agreed to indemnify and hold Mr. BenTov harmless for any damages arising from or in connection with any breach of Oak's representations, warranties, covenants or agreements in the Selling Shareholder's Sale Agreement, and any breach of the obligations of Oak under the Selling Shareholder's Sale Agreement.

     No claim for indemnification may be brought unless the party seeking indemnity gives written notice of such claim to the other party within one year of the sale and purchase of the shares by Mr. BenTov.

Termination

     Mr. BenTov and Oak may terminate the Selling Shareholder's Sale Agreement at any time prior to the consummation of the BenTov Sale by mutual written consent. In addition, either Mr. BenTov or Oak may terminate the Selling Shareholder's Sale Agreement if:

     o the BenTov Sale is not consummated by July 31, 2005, or any of the conditions to closing under the Selling Shareholder's Sale Agreement have not been satisfied as of July 31, 2005;

     o there is a material breach of any provision of the Selling Shareholder's Sale Agreement by the other party; or

     o a court or a governmental or administrative agency or commission has issued an order or taken any other action permanently prohibiting the sale of shares by Mr. BenTov to Oak.

     Prior to the consummation of the BenTov Sale, Mr. BenTov and Oak may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations under the Selling Shareholder's Sale Agreement, (ii) waive any inaccuracies in the representations and warranties made to such party and (iii) waive compliance with any of the agreements or conditions for the benefit of such party. An extension or waiver is valid only if set forth in a written, signed instrument.

PRINCIPAL SHAREHOLDER'S AGREEMENT

         The following is a summary of the material terms of the Principal Shareholder's Agreement. This summary is subject to, and is qualified in its entirety by reference to, the Principal Shareholder's Agreement attached to this proxy statement as Annex D. We encourage you to read this entire proxy statement, including the Principal Shareholder's Agreement, carefully and in its entirety.

     To induce Oak to enter into the Selling Shareholder's Sale Agreement, Mr. BenTov executed the Principal Shareholder's Agreement with respect to all 1,024,697 shares of the Company's capital stock that Mr. BenTov beneficially owns, as well as any shares that he may acquire in the future. Pursuant to the Principal Shareholder's Agreement, Mr. BenTov has agreed to vote his shares (excluding the 3,750 shares registered in the name of Mr. BenTov's spouse) at any meeting of our shareholders as follows:

     o for approval of the Share Exchange, Share Issuance and related transactions; and

     o against any action or proposal (other than as contemplated by the Share Exchange Agreement, the Stock Purchase Agreement or the Selling Shareholder's Sale Agreement) involving any of the following:

          o    any Company Acquisition Proposal;

          o any sale, lease or transfer of a significant part of our assets or our reorganization, recapitalization, dissolution or liquidation;

          o any change in our Board of Directors that was not approved in advance by at least a majority of the persons who were directors as of the date of the Principal Shareholder's Agreement; and

          o any change in our current capitalization, business structure or other proposal that may prevent or postpone the sale of his shares to Oak.

     Mr. BenTov also agreed not to enter into any agreement conflicting with the Principal Shareholder's Agreement or the Selling Shareholder's Sale Agreement.

     Pursuant to the Principal Shareholder's Agreement, Mr. BenTov has irrevocably appointed Oak as his agent, attorney and proxy at meetings of our shareholders that may be called with respect to a Company Acquisition Proposal or to the other matters referred to above.

     Mr. BenTov has agreed not to solicit, facilitate, participate in or initiate any inquiries or the making of any proposal by any person which may lead to any sale of the shares of the Company's capital stock beneficially owned by him or any Company Acquisition Proposal. If Mr. BenTov receives an inquiry or proposal with respect to the sale of his shares, then he must promptly inform Oak of the terms and conditions of that inquiry or proposal and identify the person making it. Mr. BenTov has also agreed not to sell, transfer or pledge any of his shares. The Principal Shareholder's Agreement does not prevent Mr. BenTov from taking actions required to fulfill his fiduciary duties as a director of the Company.

     The Principal Shareholder's Agreement terminates on the earliest to occur of: (i) the consummation of the BenTov Sale and (ii) the termination of either the Share Exchange Agreement or the Stock Purchase Agreement. If such closing or termination does not occur, but the Board of Directors, in the exercise of its fiduciary duties, withdraws, modifies or changes its approval with regard to the Share Issuance or its recommendation with regard to the Share Exchange, the Share Issuance or the BenTov Sale, then the obligation of Mr. BenTov to vote his shares or grant an irrevocable proxy to Oak in accordance with the Principal Shareholder's Agreement shall terminate with respect to any shares of our capital stock beneficially owned by him in excess of 500,000 shares.

     Mr. BenTov has agreed to convert all shares of the Company's Series A Preferred Stock owed by him into shares of our Common Stock.

BENTOV EMPLOYMENT AGREEMENT

     The following is a summary of the material terms of the Company's amended employment agreement with Mr. BenTov. This summary is subject to, and is qualified in its entirety by reference to, the form of the Amendment to the Employment Agreement attached as Exhibit 2.4(a)(iv) to the Selling Shareholder's Sale Agreement which is attached to this proxy statement as Annex C. We encourage you to read this amendment to the employment agreement in its entirety.

     Shmuel BenTov currently serves as the Company's Chief Executive Officer and President. As a condition precedent to the consummation of the Stock Purchase Agreement, Mr. BenTov has agreed to amend his employment agreement with the Company and enter into an Amendment to the Employment Agreement between Mr. BenTov and the Company.

     Under the terms of the amended employment agreement, Mr. BenTov has agreed to resign his position as a member of the Board of Directors and to continue his employment as an executive officer of the Company on an at-will basis. Either party to the amended employment agreement may terminate the agreement by serving written notice on the other party with no less than 90 days' notice. Mr. BenTov's sole compensation will be his salary paid at the rate of $300,000 per year. In addition, Mr. BenTov has agreed that for a period of two years after the amended employment agreement is terminated, he will not engage in any activity that is competitive with the Company's businesses, and will not attempt to solicit clients or employees away from the Company. Following the termination of this agreement, BenTov shall, for a period of no less than ten years, have the right to maintain health insurance on the Company's group health insurance plan, but BenTov is solely responsible for the premium payments under the plan.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

THE PROPOSAL

         At each of the Company's annual meetings of shareholders, directors shall be elected until the next annual meeting and until their successors have been duly elected and qualified. The Company's By-Laws provide that the Board of Directors shall be comprised of at least three (3) directors (unless all of the outstanding shares are owned beneficially and of record by less than three (3) shareholders). At present, the number of directors constituting the Board of Directors is five (5).

         Currently, there is one vacancy on the Board of Directors. In addition, two directors, Shmuel BenTov and Reuven Battat, have resigned, effective as of the election of directors at the Annual Meeting, in anticipation of the completion of the Share Exchange, the Share Issuance and the BenTov Sale. As such, three (3) new director nominees and two (2) continuing director nominees will be nominated for election at the Annual Meeting. The three (3) new director nominees for consideration at the Annual Meeting are Andrew H. Ball, William A. Newman and Joseph Harris. These nominees were designated by the Vanguard shareholders pursuant to the Share Exchange Agreement.

         The Nominating Committee of the Board of Directors has nominated Messrs. Ball, Newman and Harris, along with the two (2) current directors, William P. Miller and Steven S. Mukamal, each of whom is independent, to serve as the five (5) members of the Board of Directors until their respective successors are duly appointed or elected. The Board of Directors has approved an increase in the number of the directors of the Company from five (5) to seven
(7), effective upon completion of the Share Exchange and the Share Issuance. The Nominating Committee has not yet identified candidates to fill the vacancies created by this increase. As such, the Board intends to leave two board positions vacant, to be filled at a later date. If the Board appoints directors to fill these vacancies, such directors will serve until the next annual meeting of shareholders, at which time, the Nominating Committee would expect to propose the addition of such candidates to the slate of directors to be submitted to shareholders for approval. The proxies for the Annual Meeting cannot be voted for a greater number of persons than the number of nominees named in the proxies.

         If the shareholders elect Messrs. Ball, Newman and Harris at the Annual Meeting, their election to the Board of Directors will become effective upon the consummation of the Share Exchange, the Share Issuance and the BenTov Sale. If for any reason these transactions are not consummated, then Messrs. Ball, Newman and Harris will not serve as directors and the remaining directors will have discretion to nominate and appoint additional directors to serve for the term ending with the annual meeting of shareholders to be held in 2006.

NOMINEES STANDING FOR ELECTION

         The following nominees are standing for election to serve as directors until the annual meeting of shareholders in 2006 and until their respective successors are duly elected and qualified:

         Andrew H. Ball, 58, was designated by the Vanguard shareholders under the Exchange Agreement to be nominated for election to the Board of Directors. Since 2003, Mr. Ball has served as the executive chairman of Anoar Plc, Airotech Holdings Limited and John Gladson Dyers & Finishers Limited, each of which is based in the United Kingdom. In 2000, Mr. Ball was employed by Indorama Thailand, a Thailand-based business, to act as Indorama's representative on all of its UK and European operations. Since 2002, Mr. Ball has served as the Chairman of Indorama's European operations. Based on the number of shares of Vanguard currently held by Mr. Ball, upon completion of the Share Exchange, Mr. Ball will hold 2,303,531 shares of the Company's Common Stock (which equals approximately 21.3% to 22.6% of the Company's issued and outstanding shares of Common Stock).

         Joseph Harris, 58, was designated by the Vanguard shareholders under the Exchange Agreement to be nominated for election to the Board of Directors. Currently, Mr. Harris is a partner and fund manager of Trillium Lakefront Partners, III, a technology venture capital fund. Before joining Trillium, Mr. Harris was the Senior Vice President of Business Development at Cantel Medical Corp. of Little Falls, NJ. Prior to this position, Mr. Harris served as Senior Vice President and Director of Corporate Strategy and Development for SmithKline Beecham (currently Glaxo SmithKline). Prior to this position, he served as the Managing Director of Business Development for Eastman Kodak Company. Mr. Harris has practiced as a certified public accountant and as an attorney. Currently, he serves as a member of the board of directors of Diomed Holdings, Inc. and Pacific Health Laboratories, Inc. Mr. Harris received a B.S. in accounting, an M.B.A. in finance and a J.D. from Syracuse University.

         William Miller, 66, has been a director of the Company since July 2002. Mr. Miller is the Chairman of the Audit Committee and a member of the Nominating Committee. Mr. Miller is a private investor. He is a Certified Public Accountant and an Attorney. He was affiliated for eight years with Cantor Fitzgerald, an investment banking firm, as Executive Vice President responsible for corporate finance, real estate, and retail sales. Subsequent to that he was with Telerate, a computer information services company.

         Steven S. Mukamal, 64, has been a director of the Company since August 1997. Mr. Mukamal is the Chairman of the Compensation Committee as well as a member of the Audit Committee and the Nominating Committee. Mr. Mukamal received a B.A. in 1962 from Michigan State University and a J.D./L.L.B. in 1965 from Brooklyn Law School. Since 1965, he has been a member and senior partner of the law firm Barst & Mukamal LLP. Mr. Mukamal specializes in the areas of immigration and nationality law, consular law and real estate and debt restructuring.

         William A. Newman, 57, was designated by the Vanguard shareholders under the Exchange Agreement to be nominated for election to the Board of Directors. From November of 1999 until the present, Mr. Newman has been the managing partner of the New York office of the law firm of McGuireWoods LLP. Mr. Newman received a B.A. from Yale College in 1969 and received a J.D. from The University of Michigan Law School in 1973. Since 2000, Mr. Newman has been a director of On2 Technologies, Inc., a publicly-held information technology company, and has served as a member of its executive committee and as the chairman of its compensation committee.

         Proxies are solicited in favor of the director nominees and it is intended that the proxies will be voted for the nominees unless otherwise specified. Should a nominee become unable to serve for any reason, unless the Board of Directors by resolution provides for a lesser number of directors, the person named in the enclosed proxy will vote for the election of a substitute nominee. The Board of Directors has no reason to believe that the nominees will be unable to serve.

OFFICERS OF THE COMPANY

         The following table shows information, as of the mailing date of this proxy statement, with respect to each person who is an executive officer of the
Company:


Name                                                Age                           Position
----                                                ---    -------------------------------------------------------

Shmuel BenTov................................       50     Chairman of the Board of Directors, Chief Executive
                                                           Officer and President
Richard D. Falcone...........................       52     Chief Financial Officer and Secretary


         Shmuel BenTov, is the founder of TACT and has been the Chairman of the Board and Chief Executive Officer of the Company since its establishment in 1983. Mr. BenTov received a B.Sc. in Economics and Computer Science in 1979 from the Bar-Ilan University in Israel. From 1979 to 1983, Mr. BenTov was a consultant Database Administrator and then an Account Manager with Spiridellis & Associates. From 1972 to 1979, Mr. BenTov served with the Israeli Defense Forces as a Programmer, Analyst, Project Manager, Database Administrator and Chief Programmer.

         Richard D. Falcone, has been the Chief Financial Officer and Treasurer of the Company since July 2001 and was an advisor to the Company from January 2001 to July 2001. Mr. Falcone is a Certified Public Accountant and is a graduate of the University of Vermont. Prior to joining the Company, Mr. Falcone was the CFO for Acuent from January 1999 to July 2000 and Chief Operating Officer of Netgrocer.com from January 1997 to December 1998.

         The respective terms of office of each of Mr. BenTov and Mr. Falcone are described under the section titled "Employment Agreements" on pages 69 to 70 below.

VOTING REQUIREMENTS TO ADOPT PROPOSAL NO. 1

         The affirmative vote of the holders of a plurality of the outstanding shares of our capital stock (voting as a single class on an as-converted to Common Stock basis), who are present in person or represented by proxy and entitled to vote at the Annual Meeting, is required to elect the director nominees. However, as indicated above, if Proposals Nos. 2 and 3 are not adopted, Messrs. Ball, Newman and Harris will not serve as directors and the remaining directors will have discretion to nominate and appoint additional directors to serve for the term ending with the annual meeting of shareholders to be held in 2006.

         Shmuel BenTov has agreed to vote his 1,024,697 shares of the Company's capital stock (as calculated on an as-converted to Common Stock basis), which represents approximately 45.2% of the Company's outstanding capital stock, for Proposal No. 1.

RECOMMENDATION

         The Board of Directors recommends that shareholders vote "FOR" each of the director nominees.

                                 PROPOSAL NO. 2

                               THE SHARE EXCHANGE

THE PROPOSAL

         The Board of Directors is proposing to issue 7,312,796 shares of our Common Stock to the Vanguard shareholders in exchange for all of the issued and outstanding shares of Vanguard. This transaction is referred to throughout this proxy statement as the Share Exchange. The consummation of the Share Exchange is conditioned upon the consummation of the Share Issuance. If the Share Issuance is not consummated, the Share Exchange will not be consummated.

EFFECTS OF ADOPTING THE PROPOSAL

         If the Share Exchange, the Share Issuance and the BenTov Sale are all consummated, Vanguard and its subsidiaries will become subsidiaries of the Company. The former shareholders of Vanguard will own between 67.5% and 71.7% of the issued and outstanding shares of the Company's Common Stock. Oak and any assignees of Oak's rights under the Stock Purchase Agreement will together own between 16.2% and 21.0% of our issued and outstanding shares of Common Stock. The current shareholders of TACT, other than Mr. BenTov, will own between approximately 11.5% and 12.2% of our issued and outstanding shares of Common Stock. The Share Exchange, the Share Issuance and the BenTov Sale, taken together, will result in a change of control of the Company.

VOTING REQUIREMENTS TO ADOPT THE PROPOSAL

         The affirmative vote of the holders of a majority of the outstanding shares of our capital stock (voting as a single class on an as-converted to Common Stock basis), who are present in person or represented by proxy and entitled to vote at the Annual Meeting, is required for the approval of Proposal No. 2. The adoption of Proposal No. 2 is conditioned upon the adoption of Proposal No. 3. If you choose to approve Proposal No. 2, it is imperative that you also vote to approve Proposal No. 3.

         Shmuel BenTov has agreed to vote his 1,024,697 shares of the Company's capital stock (as calculated on an as-converted to Common Stock Basis), which represents approximately 45.2% of the Company's outstanding capital stock, for Proposal No. 2.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE SHARE EXCHANGE.

                                 PROPOSAL NO. 3

                               THE SHARE ISSUANCE

THE PROPOSAL

         The Board of Directors is proposing to issue between 625,000 and 1,250,000 shares of our Common Stock to Oak in connection with the Stock Purchase Agreement. This transaction is referred to throughout this proxy statement as the Share Issuance. The consummation of the Share Issuance is conditioned upon the consummation of the Share Exchange. If the Share Exchange is not consummated, the Share Issuance will not be consummated.

EFFECTS OF ADOPTING THE PROPOSAL

     If the Share Exchange, the Share Issuance and the BenTov Sale are all consummated, Vanguard and its subsidiaries will become subsidiaries of the Company. The former shareholders of Vanguard will own between 67.5% and 71.7% of the issued and outstanding shares of the Company's Common Stock. Oak and any assignees of Oak's rights under the Stock Purchase Agreement will together own between 16.2% and 21.0% of our issued and outstanding shares of Common Stock. The current shareholders of the Company, other than Mr. BenTov, will own between approximately 11.5% and 12.2% of our issued and outstanding shares of Common Stock. The Share Exchange, the Share Issuance and the BenTov Sale, taken together, will result in a change of control of the Company.

VOTING REQUIREMENTS TO ADOPT THE PROPOSAL

         The affirmative vote of the holders of a majority of the outstanding shares of our capital stock (voting as a single class on an as-converted to Common Stock basis), who are present in person or represented by proxy and entitled to vote at the Annual Meeting, is required for the approval of Proposal No. 3. The adoption of Proposal No. 3 is conditioned upon the adoption of Proposal No. 2. If you choose to approve Proposal No. 3, it is imperative that you also vote to approve Proposal No. 2.

         Shmuel BenTov has agreed to vote his 1,024,697 shares of the Company's capital stock (as calculated on an as-converted to Common Stock Basis), which represents approximately 45.2% of the Company's outstanding capital stock, for Proposal No. 3.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE SHARE ISSUANCE.

                                 PROPOSAL NO. 4

                  AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

THE PROPOSAL

         The Board of Directors is proposing an amendment to the Company's Certificate of Incorporation, as amended (the "Certificate of Incorporation"), to change the Company's corporate name from "The A Consulting Team, Inc." to "Vanguard Info-Solutions International Inc." This Proposal is conditioned upon the consummation of the Share Exchange and the Share Issuance. If the Share Exchange and the Share Issuance are not consummated, the Certificate of Incorporation will not be amended to change our corporate name.

EFFECTS OF ADOPTING THE PROPOSAL

         The Board of Directors believes that, if the Share Exchange and Share Issuance are consummated, it will be in the Company's best interests to use Vanguard's name as the Company's new name. The Vanguard shareholders have requested the name change based on their belief that the name change is necessary to align our name to the nature of our business and operations following the Share Exchange and the Share Issuance. In the Share Exchange Agreement we agreed to submit this Proposal to our shareholders for their approval. If approved, we will amend our Certificate of Incorporation by filing a Certificate of Amendment of the Certificate of Incorporation (the "Certificate of Amendment") with the Secretary of State of the State of New York. If the Share Exchange and the Share Issuance are approved, we anticipate filing the Certificate of Amendment promptly after the consummation of the Share Exchange and the Share Issuance. This Certificate of Amendment will be effective on the effective date of its filing with the Secretary of State. A form of this Certificate of Amendment is attached to this proxy statement as Annex I. We encourage you to read the Certificate of Amendment carefully and in its entirety.

VOTING REQUIREMENTS TO ADOPT THE PROPOSAL

         The affirmative vote of the holders of a majority of all of the outstanding shares of the Company's capital stock eligible to vote (voting as a single class on an as-converted to Common Stock basis) is required to approve Proposal No. 4. The adoption of Proposal No. 4 is conditioned upon the adoption of Proposals Nos. 2 and 3.

         Shmuel BenTov has agreed to vote his 1,024,697 shares of the Company's capital stock (as calculated on an as-converted to Common Stock Basis), which represents approximately 45.2% of the Company's outstanding capital stock, for Proposal No. 4.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.

                               THE OTHER PROPOSALS


                                 PROPOSAL NO. 5

                        APPROVAL OF AMENDED AND RESTATED
                        1997 STOCK OPTION AND AWARD PLAN

THE PROPOSAL

         We currently maintain the 1997 Stock Option and Award Plan, as amended and restated on February 26, 2004 (the "1997 Plan") under which we can grant stock-based incentive awards to our employees, consultants and non-employee directors. The 1997 Plan was originally adopted and approved by shareholders in 1997. The 1997 Plan has subsequently been amended and restated on several instances with the last amendment and restatement by the Board of Directors occurring on February 26, 2004. The last shareholder approval of the 1997 Plan occurred in August 2004.

         At the Annual Meeting, you will be asked to approve the amended and restated 1997 Stock Option and Award Plan (the "Amended and Restated Plan"). The Amended and Restated Plan was approved by the Board of Directors on February 9, 2005, subject to shareholder approval within one year. The Amended and Restated Plan amends and entirely restates 1997 Plan. The Amended and Restated Plan will entirely replace and supersede the 1997 Plan with respect to future compensatory equity grants. The Amended and Restated Plan is attached to this proxy statement as Annex J.

         Whereas the 1997 Plan provided that non-employee directors could only receive stock options, the Amended and Restated Plan will, among other things, permit the grant of other stock-based incentive awards to non-employee directors (in addition to the award of stock options) in the discretion of the Board of Directors, permit the grant of stock options and other stock-based incentive awards to employee directors and increase the overall share reserve pool by 900,000 Shares (as defined in the Amended and Restated Plan). Shareholder approval of the Amended and Restated Plan will allow us to continue to provide long-term incentives to employees, directors and consultants who are responsible for our success and growth, to further align the interests of such persons with the interests of the shareholders through increased stock ownership and to assist us in attracting and retaining employees, directors and consultants of experience and outstanding ability.

         Shareholder approval will also enable certain awards to employees covered by Section 162(m) of the Internal Revenue Code of 1986 (the "Code") to be eligible to qualify as performance-based compensation and enable "incentive stock option" (or "ISO") (as defined by Code Section 422) grants to employees to continue to qualify for favorable federal income tax treatment. If our shareholders do not approve the Amended and Restated Plan by February 9, 2006, then the Amended and Restated Plan will be terminated, with no awards being granted thereunder, and the pre-amended 1997 Plan shall continue to remain in effect in accordance with its terms.

         No awards have been granted under the Amended and Restated Plan and no awards are expected to be granted under the Amended and Restated Plan unless and until the Amended and Restated Plan is timely approved by shareholders. As of February 9, 2005, the fair market value of a share of our Common Stock (as determined by the last transaction price quoted by the Nasdaq Small Cap Market on such date) was $8.76.

HIGHLIGHTS OF MATERIAL CHANGES TO THE 1997 PLAN

         The Amended and Restated Plan includes, among other things, the following changes to the 1997 Plan. A further overview of the proposed terms in the Amended and Restated Plan is provided below in the sections summarizing the Amended and Restated Plan:

o Available Shares and Grant Limits. The Amended and Restated Plan will increase the overall share reserve pool limit by 900,000 Shares. The 1997 Plan also contained aggregate and individual Share grant limits. Below is a summary of the proposed changes to the Share grant limits under the 1997 Plan.

        The 1997 Plan currently imposes the following limits:
         o  total Shares under 1997 Plan - 300,000
         o  options per person during any calendar year - 62,500
         o  stock appreciation rights per person during any calendar year -
            62,500
         o  discretionary option to non-employee director per calendar year -
            5,000

        The Amended and Restated Plan would impose the following limits:

         o  total Shares under Amended and Restated Plan - 1,200,000
         o  total Shares under ISOs - 1,200,000
         o  options per person during any calendar year - 100,000
         o  stock appreciation rights per person during any calendar year -
            100,000
         o  performance units and performance Shares - 100,000
         o  discretionary option to non-employee director per calendar year -
            5,000

The following paragraphs in this section on material changes to the 1997 Plan describe new provisions in the Amended and Restated Plan which are not present in the 1997 Plan:

o Eligibility. The Amended and Restated Plan expressly adds employee directors to the class of persons eligible to receive equity-based awards.

o Non-employee Director Awards. The 1997 Plan provided that non-employee directors could only receive nonqualified stock options. The Amended and Restated Plan expressly states that non-employee directors are eligible to receive other equity-based awards in addition to stock options.

         The following is a summary of the principal features of the Amended and Restated Plan, as approved by the Board of Directors on February 9, 2005. If there is any inconsistency between this summary and the Amended and Restated Plan's terms or if there is any inaccuracy in the following summary, the terms of the attached Amended and Restated Plan shall govern.

AMENDED AND RESTATED PLAN ELIGIBILITY

         Employees (including those who are officers and/or directors), non-employee directors and consultants of the Company, our subsidiaries and affiliates are eligible to participate in the Amended and Restated Plan and receive awards. The Amended and Restated Plan provides that eligible participants can receive discretionary awards of: (i) stock option grants and
(ii) other equity-based awards including grants of restricted stock, stock appreciation rights, performance shares, and performance units (collectively, "equity-based awards"). In addition, non-employee directors will receive stock options under a pre-determined formula. Unless otherwise provided in the applicable agreement between us and the participant, such awards are generally not transferable by the participant except by will, beneficiary designation, or by the laws of distribution and descent.

         As of December 31, 2004, approximately 100 employees (including officers and employee directors), 60 consultants, and 3 non-employee members of the Board of Directors were eligible to participate in the Amended and Restated Plan.

SHARE RESERVE AND GRANT LIMITS

         The aggregate number of Shares that are authorized for issuance under the Amended and Restated Plan are 1,200,000 Shares of our Common Stock. This number reflects an increase of 900,000 Shares over the Shares authorized for the 1997 Plan. Shares subject to equity-based awards that terminate, expire or lapse shall generally become available again for award under the Amended and Restated Plan. In addition, only Shares actually issued to settle equity-based awards count toward the Share grant limits. Shares withheld or surrendered to pay the exercise price or to satisfy tax withholding for awards granted under the Amended and Restated Plan (or the 1997 Plan or prior 1997 Plans) shall become available for award and shall not count toward the Amended and Restated Plan Share grant limits. As of December 31, 2004, 917,780 shares of our Common Stock remained available for issuance pursuant to awards under the Amended and Restated Plan.

         The Amended and Restated Plan would impose the following limits:
            o   total Shares under Amended and Restated Plan - 1,200,000
            o   total Shares under ISOs - 1,200,000
            o   options per person per calendar year - 100,000
            o   stock appreciation rights per person per calendar year - 100,000
            o   performance units and performance Shares - 100,000
            o   discretionary option to non-employee director per calendar year
                - 5,000

         Approval of the material terms of the Amended and Restated Plan (including the above grant limits) by shareholders is necessary in order for grants to employees covered by Section 162(m) of the Code to be eligible to qualify for the performance-based compensation exception to the tax deduction limitations of Section 162(m) of the Code.

ADMINISTRATION

         The Board of Directors has appointed a committee to administer the Amended and Restated Plan (the "Committee"). The Committee consists of directors selected by the Board of Directors. The Committee may also authorize one or more directors or officers to have the ability to make grants of options and equity-based awards to participants (who are not subject to Section 16 or Section 162(m) of the Code) within specified limits and parameters. The Committee has complete discretion, subject to the provisions of the Amended and Restated Plan, to authorize, modify, extend, exchange or assume equity-based awards under the Amended and Restated Plan, to select participants, to prescribe award terms and conditions, to interpret plan provisions and to adopt applicable rules and procedures. We shall indemnify the members of the Committee to the maximum extent permitted by applicable law for actions taken (or actions that were not taken) with respect to the Amended and Restated Plan. The Board of Directors will administer the Amended and Restated Plan with respect to grants of equity-based awards to non-employee directors.

STOCK OPTION GRANTS

         The Committee may, in its discretion, grant nonqualified stock options, ISOs (which are entitled to favorable income tax treatment under the Code), or a combination thereof under the Amended and Restated Plan. Grants of ISOs shall comply with the applicable provisions of the Code and non-employees are not eligible to receive ISOs. The number of shares of our Common Stock covered by each stock option granted to a participant will be determined by the Committee, but no participant may be granted stock options in any calendar year that exceed the Amended and Restated Plan's annual individual grant limits.

         Stock option grants will be evidenced by option agreements which may contain varying terms and conditions. Stock options vest and become exercisable at the times and on the terms established by the Committee. The stock option exercise price will be set by the Committee and is generally equivalent to the fair market value of a share of our Common Stock on the date the option was granted although the Committee may establish a higher exercise price. Payment of the exercise price shall be in a form specified by the option agreement which may include cash, surrender of previously owned stock, or other forms as determined by the Committee. Stock options expire at the times established by the Committee, but not later than ten (10) years after the date of grant. The Committee may extend the maximum term of any stock option granted under the Amended and Restated Plan, subject to such ten-year limit.

         In addition to discretionary stock option grants, non-employee directors will receive nonqualified stock options pursuant to an automatic, nondiscretionary formula. The formula provides for the grant of a nonqualified stock option to purchase 250 shares of our Common Stock, as of the date the non-employee director is first appointed or elected to the Board of Directors. After the initial grant, subsequent grants of nonqualified stock options to purchase 250 shares of our Common Stock will be made as of the date the non-employee director is re-elected to the Board of Directors. Discretionary grants to each non-employee director cannot not exceed 5,000 shares of our Common Stock per calendar year. The exercise price for both discretionary and nondiscretionary grants to non-employee directors will equal 100% of the fair market value of our Common Stock on the date of grant.

OTHER EQUITY-BASED AWARDS

         Discretionary grants of equity-based awards will be evidenced by an award agreement which may contain varying terms and conditions. Payment of the purchase price, if any, shall be in a form specified by the applicable agreement which may include cash, surrender of previously owned stock, or other forms as determined by the Committee.

         The Committee may award shares of Common Stock that are generally not paid for and which are not transferable unless certain conditions are met. Such an award is called restricted stock. When the restricted stock award conditions (which may include performance conditions) have been satisfied, the participant will be vested in the Shares and have complete ownership of the Shares. At any particular time, a participant may be partially vested, fully vested or not vested at all in the restricted stock that was awarded. The holders of restricted stock awarded under the Amended and Restated Plan shall generally have the same voting, dividend and other rights to those Shares as our other shareholders have to non-restricted stock.

         The Committee may also grant stock appreciation rights ("SARs"), and such grants may be made in conjunction with stock options. The number of Shares covered by each stock appreciation right will be determined by the Committee. The SAR exercise price will be set by the Committee and is generally equal to the fair market value of a share of our Common Stock on the date the SAR was granted although the Committee may establish a higher exercise price. Upon exercise of a SAR, the participant will receive payment in an amount determined by multiplying (a) the difference between (i) the fair market value of a share of our Common Stock on the date of exercise and (ii) the grant price (generally the fair market value of Shares on the grant date) and (b) the number of Shares with respect to which the SAR is exercised. SARs may be paid in cash and/or shares of our Common Stock, as determined by the Committee. SARs vest and are exercisable at the times and on the terms established by the Committee.

         Additionally, the Committee may grant performance Shares and performance units. Performance units and performance shares are equity-based awards that will result in a payment to a participant only if performance goals established by the Committee are satisfied. The initial value of each performance unit and each performance share shall not exceed the fair market value (on the date of grant) of a share of our Common Stock. The applicable performance goals will be determined by the Committee, and may be applied on a company-wide or an individual business unit basis, as deemed appropriate in light of the participant's specific responsibilities. In addition to the performance requirements established by the Committee, no participant shall receive more than 100,000 performance units or performance shares during any calendar year.

PERFORMANCE GOALS

         Including performance goals in certain equity-based awards to persons subject to the limitations of Section 162(m) of the Code can permit such equity-based awards to qualify for the performance-based compensation exception to the tax deduction limits. Approval of the material terms of the Amended and Restated Plan by shareholders is necessary in order for these to employees covered by Section 162(m) of the Code to be eligible to qualify for the performance-based compensation exception to the tax deduction limitations of
Section 162(m) of the Code

TERMINATION OF SERVICE

         While the Committee generally has discretionary authority with respect to determining terms and conditions on grant-by-grant basis, the Amended and Restated Plan provides for certain default provisions related to a participant's termination of service in the event that the Committee does not provide otherwise. In general, a participant will be permitted to exercise a vested option for up to three months after termination of service. If termination of service is due to death or disability, then the participant can exercise a vested options for up to 12 months after termination. In all cases, any post-service exercise periods shall be subject to the specified term of the option.

AMENDMENT AND TERMINATION

         The Board of Directors may amend or modify the Amended and Restated Plan in any or all respects whatsoever, subject to any required shareholder approval. The Amended and Restated Plan will terminate on February 26, 2014 unless terminated earlier by the Board.

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

         In the event of a subdivision of the outstanding shares of our capital stock, a stock dividend, a dividend payable in a form other than shares of capital stock in an amount that has a material effect on the price of such shares of capital stock, a consolidation, a combination or a reclassification of the shares of capital stock, a recapitalization, a spin-off, or other similar occurrence, then the exercise price of each outstanding stock option or SAR, the number and class of Shares subject to each award, the Share limitations on grants, as well as the number and class of Shares available for issuance under the Amended and Restated Plan shall be appropriately adjusted (if at all) by the Committee (or the Board of Directors with respect to awards to non-employee directors) in its sole discretion.

NEW PLAN BENEFITS

Except for nondiscretionary awards to non-employee directors, all awards made pursuant to the Amended and Restated Plan are granted at the discretion of the Committee (or the Board of Directors with respect to awards to non-employee directors). Therefore, the benefits and amounts that will be received or allocated under the Amended and Restated Plan are not determinable. The following table sets forth the number of Shares subject to options granted under the 1997 Plan during our fiscal year ended December 31, 2004. This is not necessarily indicative of future grants under the Amended and Restated Plan.

                                                                   Number of Shares
                                                                      Subject to
Name of Individual or Group                                         Option Grants
-----------------------------------------------------------------------------------

Shmuel BenTov                                                             7,500
Chairman, Chief Executive Officer

Richard D. Falcone                                                       15,000
Chief Financial Officer

All current executive officers as a group                                22,500

All current directors who are not executive officers as a group          15,750

All employees, including current officers who are not                   111,000
executive officers, as a group


FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the United States federal income tax consequences of certain transactions under the Amended and Restated Plan based on federal income tax laws in effect as of December 31, 2004. This summary is not intended to be exhaustive and does not discuss the tax consequences of a optionee's death or provisions of the income tax laws of any municipality, state or other country in which an optionee may reside. In addition, this summary does not discuss the impact of Section 409A of the Code, if any. This summary does not purport to be complete. We advise all participants to consult their own tax advisors concerning the tax implications relating to their awards under the Amended and Restated Plan.

         A recipient of a stock option or SAR will not have taxable income upon the grant of the award. For nonqualified stock options and SARs, the participant will recognize ordinary income subject to withholding taxes upon exercise in an amount equal to the difference between the aggregate fair market value of the Shares and the aggregate exercise price on the date of exercise. Any gain or loss recognized upon any later disposition of the Shares generally will be capital gain or loss.

         The acquisition of Shares upon exercise of an ISO will not result in any taxable income to the participant, except possibly for purposes of the alternative minimum tax. Gain or loss recognized by the participant on a later sale or other disposition of such Shares will either be long-term capital gain or loss or ordinary income, depending upon whether the participant holds the Shares transferred upon the exercise for at least the legally required minimum holding periods of one year after option exercise and two years after grant.

         For awards of restricted stock, performance shares and performance units, unless the participant elects under Section 83(b) of the Code to be taxed at the time of receipt of the award, the participant will not have taxable income upon the receipt of the award, but upon vesting will recognize ordinary income equal to the fair market value of the Shares or cash received (that exceeds the amount paid, if any, for such Shares) at the time of vesting.

         At the discretion of the Committee, the Amended and Restated Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise, receipt, or vesting of an award by electing to have shares of Common Stock withheld, and/or by delivering already-owned shares of our Common Stock.

         We will generally be entitled to a tax deduction in connection with an award under the Amended and Restated Plan only in an amount equal to the ordinary income recognized by the participant and at the time the participant recognizes such income, if applicable withholding requirements are met. In addition, Section 162(m) of the Code contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our other four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with certain conditions imposed by the rules related to Section 162(m) of the Code and if the material terms of such compensation are disclosed to and approved by our shareholders. We have structured the Amended and Restated Plan with the intention that compensation resulting from awards under the Amended and Restated Plan can qualify as "performance-based compensation" and, if so qualified, would be deductible. This favorable tax treatment is subject to, among other things, approval of the Amended and Restated Plan by our shareholders, and, accordingly, we are seeking such approval.

GOVERNING LAW

         The governing state law of the Amended and Restated Plan (except for choice of law provisions) is New York, which is the state of our headquarters and the place of residence for most of our employees.

VOTING REQUIREMENTS TO ADOPT PROPOSAL NO. 5

         The affirmative vote of the holders of a majority of the outstanding shares of our capital stock (voting as a single class on an as-converted to Common Stock basis), who are present in person or represented by proxy and entitled to vote at the Annual Meeting, is required to approve Proposal No. 5. If the Amended and Restated 1997 Stock Option and Award Plan is not approved by shareholders before February 9, 2006, then the pre-amended 1997 Plan will remain in effect.

         The Company believes that Shmuel BenTov will vote his 1,024,697 shares of the Company's capital stock (as calculated on an as-converted to Common Stock Basis), which represents approximately 45.2% of the Company's outstanding capital stock, for Proposal No. 5.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S AMENDED AND RESTATED 1997 STOCK OPTION AND AWARD PLAN.

                                 PROPOSAL NO. 6

              RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

THE PROPOSAL

         The Audit Committee of the Board of Directors has recommended to the Board of Directors of the Company the selection of Grant Thornton LLP, its current independent auditors, to be the independent auditors of the Company for the fiscal year ending December 31, 2005 if the transactions contemplated by Proposals Nos. 2 and 3 are not consummated, and Mercadien, PC to be the independent auditors of the Company for the year ending December 31, 2005 if the transactions contemplated by Proposals Nos. 2 and 3 are consummated.

         Ernst & Young LLP was previously the principal accountant for the Company. The Company dismissed Ernst & Young LLP on June 27, 2002.

         The decision to dismiss Ernst & Young LLP was approved by the Audit Committee of the Board of Directors.

         In connection with the audits of the fiscal year ended December 31, 2002, and the subsequent interim period through June 27, 2002, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Through June 28, 2002, there were no reportable events (as defined in Regulation S-K 304(a)(1)).

         The Company engaged Grant Thornton LLP as principal accountants on June 28, 2002. The decision to hire Grant Thornton LLP was approved by the Audit Committee of the Board of Directors.

AUDIT FEES

         For the years ended December 31, 2004 and 2003, the aggregate fees paid or expected to be paid to Grant Thornton, LLP for the audit of the Company's financial statements for such years and the review of the Company's interim financial statements for each quarter of 2004 and 2003 were $200,000 and $173,000, respectively.

         The only fee paid to Ernst & Young LLP during the fiscal years ended December 31, 2004 and 2003 was for work related to its consent to the use of previously audited financial statements in the amount of $3,600.

AUDIT RELATED FEES

         For the year ended December 31, 2004, the Company paid Grant Thornton LLP aggregate fees of $26,000 for audit related services rendered in connection with acquisition activities. During the year ended December 31, 2003, there were no audit related fees paid to Grant Thornton LLP.

TAX FEES

         For the years ended December 31, 2004 and 2003, the aggregate fees paid or expected to be paid to Grant Thornton LLP for tax compliance, tax advice and tax planning services were $40,000 and $41,020, respectively.

ALL OTHER FEES

         During the years ended December 31, 2004 and 2003, there were no fees paid to Grant Thornton LLP for professional services other than audit, audit-related and tax.

AUDIT COMMITTEE POLICIES AND PROCEDURES

       The Audit Committee reviews the independence of the Company's auditors on an annual basis and has determined that Grant Thornton, LLP is independent. In addition, the Audit Committee pre-approves all work and fees, which are performed by the Company's independent auditors.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

       [To be included when the Company's audited financial statements for the fiscal year ended December 31, 2004 are complete.]

VANGUARD'S ACCOUNTANTS

       Vanguard currently retains Mercadien, PC as its independent auditors. In order to comply with auditing requirements as promulgated by the SEC, Vanguard was required to retain an accounting firm who is a member of the Public Company Accounting Oversight Board. In furtherance thereof, Vanguard retained the accounting firm of Mercadien, PC which, in turn, retained the accounting firm of Suresh Surana & Associates ("Suresh") as its independent accountants for its Indian subsidiaries. If Proposals Nos. 2 and 3 are consummated and Mercadien serves as the Company's independent auditors after the consummation of the proposed transactions, Suresh will continue to serve as the Company's independent accountants for its Indian subsidiaries.

ACCOUNTANTS' ATTENDANCE AT THE ANNUAL MEETING

         A representative of each of Grant Thornton LLP, the Company's principal accountant for the current year and for the most recently completed fiscal year, and Mercadien, PC, the proposed independent accountant of the Company for the year ending December 31, 2005 if the transactions contemplated by Proposals Nos. 2 and 3 are consummated, is expected to be present at the Annual Meeting. These representatives will be given the opportunity to make a statement at the Annual Meeting and are expected to be available to respond to appropriate questions.

VOTING REQUIREMENTS TO ADOPT PROPOSAL NO. 6

         The affirmative vote of the holders of a majority of the outstanding shares of our capital stock (voting as a single class on an as-converted to Common Stock basis), who are present in person or represented by proxy and entitled to vote at the Annual Meeting, is required to approve Proposal No. 6. Pursuant to the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole right to appoint the Company's independent auditor and the appointment of the independent auditor is not contingent upon obtaining shareholder approval. However, the Board of Directors is affording the Company's shareholders the opportunity to express their opinions with regard to the selection of the Company's auditors for fiscal year 2005. This vote is neither required nor binding, but is being solicited by the Board of Directors in order to determine if the shareholders would approve the Audit Committee's selection. If this Proposal does not receive the affirmative vote of a majority of the votes cast for this Proposal at the Annual Meeting, in person or by proxy, the Audit Committee will take such vote into consideration in determining whether to retain its independent auditor.

         The Company believes that Shmuel BenTov will vote his 1,024,697 shares of the Company's capital stock (as calculated on an as-converted to Common Stock Basis), which represents approximately 45.2% of the Company's outstanding capital stock, for Proposal No. 6.

RECOMMENDATION

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF GRANT THORNTON LLP TO BE THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005 IF THE TRANSACTIONS CONTEMPLATED BY PROPOSALS NOS. 2 AND 3 ARE NOT CONSUMMATED, AND MERCADIEN, PC TO BE THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005 IF THE TRANSACTIONS CONTEMPLATED BY PROPOSALS NOS. 2 AND 3 ARE CONSUMMATED.

                          SECURITY OWNERSHIP OF CERTAIN
         BENEFICIAL OWNERS AND MANAGEMENT - BEFORE PROPOSED TRANSACTIONS

         The following table sets forth, as of December 31, 2004, certain information regarding the beneficial ownership of our Common Stock, Series A Preferred Stock and Series B Preferred Stock by (i) each of the Company's directors, (ii) each of the executive officers named in the Summary Compensation Table set forth on page 67 below, (iii) all directors and officers of the Company as a group and (iv) each person known by the Company to own beneficially more than 5% of the Common Stock. As of December 31, 2004, 2,122,647 shares of Common Stock, 530,304 shares of Series A Preferred Stock and 41,311 shares of Series B Preferred Stock were issued and outstanding. Unless otherwise indicated in the table below, each person or entity named below has an address in care of the Company's principal office, 200 Park Avenue South, New York, NY 10003. All share amounts are rounded to the nearest whole share. The shareholders, amounts and percentages in the following table do not give effect to the completion of the Share Exchange, the Share Issuance or the BenTov Sale.

---------------------------------------------------------------------------------------------------------------------
                                                                                AMOUNT OF
                                                                                BENEFICIAL           PERCENTAGE
        TITLE OF CLASS                    NAME OF SHAREHOLDER                  OWNERSHIP (1)          OF CLASS
---------------------------------------------------------------------------------------------------------------------
Common                        Shmuel BenTov, Chairman, Chief Executive         1,032,197 (2)            45.6%
                              Officer and President
---------------------------------------------------------------------------------------------------------------------
Common                        William P. Miller, Director                       29,976 (3)              1.4%
---------------------------------------------------------------------------------------------------------------------
Common                        Richard D. Falcone, Chief Financial Officer       25,500 (4)              1.2%
---------------------------------------------------------------------------------------------------------------------
Common                        Steven S. Mukamal, Director                       13,250 (5)                *
---------------------------------------------------------------------------------------------------------------------
Common                        Reuven Battat, Director                            7,000 (6)                *
---------------------------------------------------------------------------------------------------------------------
COMMON                        ALL CURRENT DIRECTORS AND EXECUTIVE              1,107,923 (7)             48%
                              OFFICERS AS A GROUP (5 PERSONS)
---------------------------------------------------------------------------------------------------------------------
Common                        Sanjeev Welling                                   140,021 (8)             6.6%
---------------------------------------------------------------------------------------------------------------------
Common                        Piotr Zielczynski                                 139,354 (9)             6.6%
---------------------------------------------------------------------------------------------------------------------
Series A Preferred Stock      Shmuel BenTov, Chairman, Chief Executive            530,304               100%
                              Officer and President
---------------------------------------------------------------------------------------------------------------------
SERIES A PREFERRED STOCK      ALL DIRECTORS AND EXECUTIVE OFFICERS AS A           530,304               100%
                              GROUP (1 PERSON)
---------------------------------------------------------------------------------------------------------------------
Series B Preferred Stock      Yosi Vardi                                        41,311 (10)             100%
---------------------------------------------------------------------------------------------------------------------

*     Indicates less than 1%.

(1) As used in the tables above, "beneficial ownership" means the sole or shared power to vote, or direct the voting, or the power to dispose or direct the disposition of, any security. A person is deemed to have "beneficial ownership" of any security that such person has a right to acquire within 60 days of December 31, 2004. Any security that any person named above has the right to acquire within 60 days of December 31, 2004 is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person. Unless otherwise noted, each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares.

(2) Consists of: (i) 860,917 shares of Common Stock held directly by Mr. BenTov and/or by custodians on behalf of Mr. BenTov; (ii) an aggregate of 27,454 shares of Common Stock owned by Mr. BenTov's two minor children, for whom he acts as custodian; (ii) 3,750 shares of Common Stock owned by Mr. BenTov's spouse; (iii) 7,500 shares of Common Stock issuable upon exercise of currently exercisable options and (iv) 132,576 shares of Common Stock currently issuable upon conversion of 530,304 shares of Series A Preferred Stock. Mr. BenTov has agreed to convert all of his shares of Series A Preferred Stock into Common Stock and to sell all 1,024,697 shares of Common Stock that he will beneficially own after the conversion (other than shares underlying his options) to Oak if the Company's shareholders approve Proposals Nos. 2 and 3 at the Annual Meeting and the Company completes the Share Exchange, the Share Issuance and related transactions. This information is based upon a Schedule 13D filed by Mr. BenTov with the SEC on January 28, 2005. Mr. BenTov's address is 200 Park Avenue South, Suite 901, New York, New York. Mr. BenTov has resigned from the Board of Directors, effective upon the election of directors at the Annual Meeting.

(3) Consists of: (i) 20,201 shares owned by a corporation of which Mr. Miller serves as an officer and a director, over which Mr. Miller may be deemed to have voting and/or investment power and of which Mr. Miller disclaims beneficial ownership, (ii) 4,025 shares of Common Stock held by Mr. Miller and (iii) 5,750 shares of Common Stock issuable upon exercise of currently exercisable options.

(4) Consists of (i) 500 shares of Common Stock and (ii) 25,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(5) Consists of: (i) 6,250 shares of Common Stock over which Mr. Mukamal exercises investment power and (ii) 7,000 shares of Common Stock issuable upon exercise of currently exercisable options.

(6) Consists of 7,000 shares of Common Stock issuable upon exercise of currently exercisable options. Mr. Battat has resigned from the Board of Directors, effective upon the election of directors at the Annual Meeting.

(7) Includes 52,750 shares of Common Stock issuable upon exercise of currently exercisable options and 132,576 shares of Common Stock issuable upon conversion of 530,304 shares of Series A Preferred Stock.

(8) Consists of: (i) 134,187 shares of Common Stock and (ii) 5,834 shares of Common Stock issuable upon exercise of currently exercisable options. This information is based upon a Schedule 13G filed by Mr. Welling with the SEC on August 21, 2002. Mr. Welling's address is 31 Winding Brook Way, Edison, NJ 08820.

(9) Consists of (i) 134,187 shares of Common Stock and (ii) 5,167 shares of Common Stock issuable upon exercise of currently exercisable options. This information is based upon a Schedule 13G filed by Mr. Zielczynski with the SEC on August 21, 2002. Mr. Zielczynski's address is 33 Glen Rock Road, Cedar Grove, New Jersey 07009.

(10)  Mr. Vardi's address is 12 Shamir Street, Tel Aviv 69693, Israel.

                          SECURITY OWNERSHIP OF CERTAIN
         BENEFICIAL OWNERS AND MANAGEMENT - AFTER PROPOSED TRANSACTIONS

         After the consummation of the Share Exchange, the Share Issuance, the BenTov Sale (including the conversion of the Series A Preferred Stock) and related transactions (including the conversion of the Series B Preferred Stock), the Company's issued and outstanding voting securities will consist of between 10,203,346 and 10,828,346 shares of Common Stock. The number of shares to be issued and outstanding after the proposed transactions depends on how many shares of Common Stock the Company issues in the Share Issuance, which will be a minimum of 625,000 and a maximum of 1,250,000 shares of Common Stock. There will be 10,203,346 shares issued and outstanding if Oak purchases the minimum of 625,000 shares of Common Stock and there will be 10,828,346 shares of Common Stock issued and outstanding if Oak or its assignees exercise the right to purchase up to an additional 625,000 shares of Common Stock within 120 days after the initial 625,000 shares are issued to Oak.

         The following table sets forth, as of the time (the "Consummation Date") immediately following the consummation of the Share Exchange, the Share Issuance, the BenTov Sale and the commencement of the term of each of Messrs. Ball, Newman and Harris as a director, certain information regarding the beneficial ownership of our Common Stock by (i) each of the Company's directors,
(ii) each of the executive officers named in the Summary Compensation Table set forth on page 67 below, (iii) all directors and officers of the Company as a group and (iv) each person known by the Company to own beneficially more than 5% of the Common Stock (assuming that no other purchases or sales of shares of our capital stock occur from December 31, 2004 through the completion of these transactions). This information regarding beneficial ownership includes information regarding the formula grant of an option to purchase 250 shares of Common Stock that will be made automatically to each of Messrs. Ball, Miller, Mukamal, Newman and Harris if they are elected to serve as members of the Board of Directors pursuant to Proposal No. 1 and other vesting that would occur by the time of the Annual Meeting. Unless otherwise indicated in the table below, each person or entity named below has an address in care of the Company's principal office, 200 Park Avenue South, New York, NY 10003. All share amounts are rounded to the nearest whole share.

---------------------------------------------------------------------------------------------------------------------
                                                                                      PERCENTAGE OF   PERCENTAGE OF
                                                                                          CLASS           CLASS
                                                                                         (MINIMUM        (MAXIMUM
 TITLE OF CLASS                                            AMOUNT AND NATURE OF           SHARE           SHARE
                          NAME OF SHAREHOLDER            BENEFICIAL OWNERSHIP (1)       ISSUANCE)       ISSUANCE)
---------------------------------------------------------------------------------------------------------------------
Common            Mr. Andrew H. Ball, Director and             2,303,781 (2)              22.6%           21.3%
                  5% stockholder
---------------------------------------------------------------------------------------------------------------------
Common            Mr. William P. Miller, Director               30,226 (3)                  *               *
---------------------------------------------------------------------------------------------------------------------
Common            Mr. Richard D. Falcone, Chief                 27,375 (4)                  *               *
                  Financial Officer
---------------------------------------------------------------------------------------------------------------------
Common            Mr. Steven S. Mukamal, Director               13,500 (5)                  *               *
---------------------------------------------------------------------------------------------------------------------
Common            Mr. Shmuel BenTov, Chief Executive             7,500 (6)                  *               *
                  Officer and President
---------------------------------------------------------------------------------------------------------------------
Common            Mr. William A. Newman, Director                 250 (7)                   *               *
---------------------------------------------------------------------------------------------------------------------
Common            Mr. Joseph Harris, Director                     250 (8)                   *               *
---------------------------------------------------------------------------------------------------------------------
COMMON            ALL POST-TRANSACTION DIRECTORS AND           2,382,882 (9)              23.2%           21.9%
                  EXECUTIVE OFFICERS AS A GROUP (7
                  PERSONS)
---------------------------------------------------------------------------------------------------------------------
Common            Excalibur Investment Group Ltd.             4,972,701 (10)              48.7%           45.9%

---------------------------------------------------------------------------------------------------------------------
                                                              1,649,697 (11)              16.2%           21.0%
                                                       (assuming  minimum of 625,000
Common            Oak Finance Investments Ltd.         shares  purchased under Share
                                                       Issuance)

                                                                 2,274,697
                                                       (assuming maximum of 1,250,000
                                                       shares  purchased by Oak
                                                       under Share Issuance)

---------------------------------------------------------------------------------------------------------------------

*     Indicates less than 1%.

(1) As used in the tables above, "beneficial ownership" means the sole or shared power to vote, or direct the voting of, or the power to dispose, or direct the disposition of, any security. A person is deemed to have "beneficial ownership" of any security that such person has a right to acquire within 60 days of the date that the transactions referenced above are consummated. Any security that any person named above has the right to acquire within 60 days of the date that the transactions referenced above are consummated is deemed to be outstanding for purposes of calculating the ownership of such person but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person. Unless otherwise noted, each person listed has the sole power to vote, or direct the voting of, and power to dispose, or direct the disposition of, all such shares.

(2) Consists of: (i) 2,303,531 shares of Common Stock issued in Share Exchange, assuming that Mr. Ball does not transfer any of his shares of Vanguard prior to the consummation of the Share Exchange, and (ii) 250 shares of Common Stock issuable upon exercise of options that will be exercisable on the Consummation Date.

(3) Consists of: (i) 20,201 shares owned by a corporation of which Mr. Miller serves as an officer and a director, over which Mr. Miller may be deemed to have voting and/or investment power and of which Mr. Miller disclaims beneficial ownership, (ii) 4,025 shares of Common Stock held directly by Mr. Miller and
(iii) 6,000 shares of Common Stock issuable upon exercise of options that will be exercisable on the Consummation Date.

(4) Consists of (i) 500 shares of Common Stock and (ii) 26,875 shares of Common Stock issuable upon exercise of options that will be exercisable on the Consummation Date.

(5) Consists of: (i) 6,250 shares of Common Stock over which Mr. Mukamal exercises investment power and (ii) 7,250 shares of Common Stock issuable upon exercise of options that will be exercisable on the Consummation Date.

(6) Consists of 7,500 shares of Common Stock issuable upon exercise of currently exercisable options.

(7) Consists of 250 shares of Common Stock issuable upon the exercise of options that will be exercisable on the Consummation Date.

(8) Consists of 250 shares of Common Stock issuable upon the exercise of options that will be exercisable on the Consummation Date.

(9) Consists of 48,375 shares of Common Stock issuable upon exercise of options that will be exercisable on the Consummation Date.

(10) Reflects shares of which Excalibur Investment Group Limited will be the direct beneficial owner, after giving effect to the Share Exchange, the Share Issuance and the BenTov Sale. Excalibur is a British Virgin Islands company. Its address is c/o Trident Trust Company, (BVI) Ltd., Trident Chambers, PO Box 148, Road Town, Tortola, British Virgin Islands.

(11) Reflects shares of which Oak Finance Investments Limited will be the direct beneficial owner, after giving effect to the Share Exchange, the Share Issuance and the BenTov Sale. Oak is a British Virgin Islands company. Its address is c/o Arias Fabrega & Fabrega Trust Co. BVI, Ltd., 325 Waterfront Drive, Omar Hodge Building, 2nd Floor, Road Town, Tortola, British Virgin Islands.

              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

         During the year ended December 31, 2004, the Board of Directors met five times. During 2004, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors, and all meetings of the committees on which he was serving as a member, held while serving as a Director.

         Each member of the Board of Directors is expected to attend annual meetings of the Company's shareholders. At the Company's 2004 Annual Meeting of Shareholders, all four then-serving directors were in attendance.

         The following are the current members and functions of the standing committees of the Board of Directors:

         Audit Committee. The Audit Committee is authorized to engage the Company's independent auditors and review with such auditors (i) the scope and timing of their audit services and any other services they are asked to perform,
(ii) their report on the Company's financial statements following completion of their audit and (iii) the Company's policies and procedures with respect to internal accounting and financial controls. The Audit Committee is composed of Messrs. Miller, Battat and Mukamal. The Board determined that Mr. Miller qualifies as an "audit committee financial expert." Mr. Battat has informed the Company that he will be resigning from the Board of Directors and the Audit Committee, effective as of the election of directors at the Annual Meeting. If our shareholders approve Proposals Nos. 2 and 3 at the Annual Meeting and the transactions contemplated thereby are consummated, the Company expects that the Board of Directors will appoint Mr. Harris to serve as a member of the Audit Committee. During the year ended December 31, 2004, the Audit Committee met five times. The Board of Directors has determined that each of the members of the Audit Committee is independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Board of Directors adopted a revised written charter for the Audit Committee on February 26, 2003. The Audit Committee Charter is posted at the Company's website, www.tact.com, under Corporate - Investors. The Company will provide a copy of the Audit Committee Charter to any person, without charge, upon written request to Mr. Richard D. Falcone, Chief Financial Officer by calling 732-499-8228 or writing to Mr. Falcone's attention at The A Consulting Team, Inc. 77 Brant Avenue, Suite 320, Clark, NJ 07066.

         Executive Compensation Committee. The Executive Compensation Committee is authorized and empowered to approve appointments and promotions of executive officers of the Company and fix salaries for such officers, provided that all actions of the Executive Compensation Committee must be ratified by the full Board of Directors within six months of the subject action. The Executive Compensation Committee is also authorized to administer the Company's 1997 Stock Option and Award Plan. The Executive Compensation Committee is currently composed of Messrs. Mukamal (Chairman) and Battat. Mr. Robert Duncan served on the Executive Compensation Committee until April 2004, when he resigned from the Board of Directors. Mr. Battat has informed the Company that he will be resigning from the Board of Directors and the Executive Compensation Committee, effective as of the election of directors at the Annual Meeting. If the shareholders approve Proposals Nos. 2 and 3 at the Annual Meeting and the transactions contemplated thereby are consummated, the Company expects that the Board of Directors will appoint Mr. Harris to serve as a member of the Executive Compensation Committee. The Board of Directors has determined that each of the members of the Executive Compensation Committee is independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). During the year ended December 31, 2004, the Executive Compensation Committee met two times.

         Nominating Committee. On February 26, 2004, the Board of Directors established a Nominating Committee, which is authorized to nominate new candidates to the Board of Directors. The Nominating Committee is composed of three members, Messrs. Battat (Chairman), Miller and Mukamal. Mr. Robert Duncan served on the Committee until April 2004, when he resigned from the Board of Directors. Mr. Battat has informed the Company that he will be resigning from the Board of Directors and the Nominating Committee, effective as of the election of directors at the Annual Meeting. If the shareholders approve Proposals Nos. 2 and 3 at the Annual Meeting and the transactions contemplated thereby are consummated, the Company expects that the Board of Directors will appoint Mr. Harris to serve as a member of the Nominating Committee. The Board of Directors has determined that each of the members of the Nominating Committee is independent (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Nominating Committee Charter and is posted at the Company's website, www.tact.com, under Corporate - Investors. The Nominating Committee recommended to the Board of Directors that Messrs. Ball, Miller, Mukamal, Newman and Harris be nominated for election as directors to serve until the appointment or election of their successors, and the Board so nominated these candidates (along with Messrs. Miller and Mukamal). During the year ended December 31, 2004, the Nominating Committee met two times.

         The Nominating Committee receives recommendations for director nominees from a variety of sources, including from shareholders, management, members of the Board of Directors and third party search firms. In the case of Messrs. Ball, Newman and Harris, these persons were designated by the Vanguard shareholders in connection with the Share Exchange, and the Nominating Committee reviewed their credentials and recommended their nomination for election as directors. Shareholders may recommend any person to be a director of the Company by writing to the Company's Secretary. Each submission must include (i) a brief description of the candidate, (ii) the candidate's name, age, business address and residence address, (iii) the candidate's principal occupation and the number of shares of the Company's capital stock beneficially owned by the candidate and
(iv) any other information that would be required under the SEC rules in a proxy statement listing the candidate as a nominee for director. Recommended candidates may be required to provide additional information.

         The Nominating Committee generally reviews all recommended candidates at the same time, and subjects all candidates to the same review criteria. Members of the Board of Directors should be qualified, dedicated, ethical and highly regarded individuals who have experience relevant to the Company's operations and understand the complexities of the Company's business environment. The Nominating Committee further develops recommendations regarding the appropriate skills and characteristics required of members of the Board of Directors in the context of the current composition of the Board of Directors, and these recommendations are submitted to the Board of Directors for review and approval. In conducting this assessment, the Nominating Committee considers diversity, age, skills and such other factors as it deems appropriate, given the current needs of the Board of Directors and its committees. In addition, at least a majority of the Board of Directors must be independent, all members of the Audit Committee must be independent and also satisfy heightened independence and qualification criteria and all of the members of the Executive Compensation Committee and the Nominating Committee must be independent.

         Other Committees

         The Board of Directors may establish additional standing or ad hoc committees from time to time. For example, the Board of Directors established an independent special committee, consisting of Messrs. Miller and Mukamal, to review matters pertaining to the Share Exchange, the Share Issuance and the BenTov Sale. The activities of this special committee are described on page 23 above.

         Communications with Shareholders

         Correspondence from the Company's shareholders to the Board of Directors or any individual directors or officers should be sent to the Company's Secretary. Correspondence addressed to either the Board of Directors as a body, or to all of the directors in their entirety, will be sent to the Chairman of the Nominating Committee. The Company's Secretary will regularly provide to the Board of Directors a summary of all such shareholder correspondence that the Secretary receives on behalf of the Board of Directors. The Board of Directors has approved this process for shareholders to send communications to the Board of Directors.

         Code of Ethics.

         The Board of Directors has adopted a code of ethics designed, in part, to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with or submit to the SEC and in the Company's other public communications, compliance with applicable governmental laws, rules and regulations, the prompt internal reporting of violations of the code to an appropriate person or persons, as identified in the code of ethics and accountability for adherence to the code of ethics. The code of ethics applies to all directors, executive officers and employees of the Company. The Company will provide a copy of the code of ethics to any person without charge, upon request to Mr. Richard D. Falcone, Chief Financial Officer by calling 732-499-8228 or writing to Mr. Falcone's attention at The A Consulting Team, Inc., 77 Brant Avenue, Suite 320, Clark, NJ, 07066.

         The Company intends to disclose any amendments to or waivers of its code of ethics as it applies to certain persons by filing them on Form 8-K, as required by applicable law.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation awarded or paid to, or earned by, the Company's Chairman of the Board of Directors, Chief Executive Officer and President during the fiscal years ended December 31, 2004, 2003 and 2002, and the Company's Chief Financial Officer and Secretary for the fiscal years ended December 31, 2004, 2003 and 2002. No other executive officer of the Company received a total salary and bonus of $100,000 or more for the fiscal year ended December 31, 2004. Accordingly, no information is reported for such persons.

                           SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------
                                                ANNUAL COMPENSATION                 LONG-TERM COMPENSATION (2)
                                                                                              AWARDS
-------------------------------------------------------------------------------------------------------------------
                                                                  OTHER ANNUAL
-------------------------------------------------------------------------------------------------------------------
     NAME AND                  FISCAL     SALARY        BONUS     COMPENSATION         SECURITIES UNDERLYING
-------------------------------------------------------------------------------------------------------------------
PRINCIPAL POSITION              YEAR        ($)          ($)         ($)(1)                   OPTIONS
---------------------------     ----   ------------ ------------     ------
-------------------------------------------------------------------------------------------------------------------
Shmuel BenTov                   2004   $ 240,000    $   15,000      $ 7,601                    7,500
-------------------------------------------------------------------------------------------------------------------
  Chairman, Chief Executive     2003   $ 240,000        --          $ 7,601                     --
-------------------------------------------------------------------------------------------------------------------
  Officer and President         2002   $ 240,000        --          $ 26,343                    --
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Richard D. Falcone              2004   $ 180,000    $   15,000      $ 1,000                   15,000
-------------------------------------------------------------------------------------------------------------------
  Chief Financial Officer       2003   $ 180,000    $   21,000         --                       --
-------------------------------------------------------------------------------------------------------------------
  and Secretary                 2002   $ 186,000        --             --                      7,500
-------------------------------------------------------------------------------------------------------------------

(1) Includes payments with respect to life insurance, car allowance and health insurance.

(2) The Company has made no grants of Restricted Stock Awards or SARs to the named executive officers. There are no reportable LTIP payouts and no reportable additional compensation.

                           2004 OPTION/SAR GRANTS (1)

-------------------------------------------------------------------------------------------------------------
                                        INDIVIDUAL
-------------------------------------------------------------------------------------------------------------
                                          GRANTS
-------------------------------------------------------------------------------------------------------------
                                        PERCENT OF                             POTENTIAL REALIZABLE VALUE
-------------------------------------------------------------------------------------------------------------
                        NUMBER OF          TOTAL                               AT ASSUMED ANNUAL RATES OF
-------------------------------------------------------------------------------------------------------------
                        SECURITIES     OPTIONS/SARS   EXERCISE     LATEST       STOCK PRICE APPRECIATION
-------------------------------------------------------------------------------------------------------------
                        UNDERLYING      GRANTED TO     OR BASE    POSSIBLE         FOR OPTION TERM (2)
                                                                                   -------------------
-------------------------------------------------------------------------------------------------------------
                       OPTIONS/SARS    EMPLOYEES IN     PRICE    EXPIRATION
-------------------------------------------------------------------------------------------------------------
        NAME            GRANTED(#)         2004        ($/SH)       DATE         5%($)           10%($)
-------------------     ----------         ----        ------       ----         -----           ------
-------------------------------------------------------------------------------------------------------------
Shmuel BenTov             7,500            4.87%        $5.90    12/07/2009     $12,225         $27,015
-------------------------------------------------------------------------------------------------------------
Richard D. Falcone        7,500            4.87%        $3.36    03/31/2009      $6,962         $15,385
-------------------------------------------------------------------------------------------------------------
                          7,500            4.87%        $5.90    12/07/2014     $ 27,829        $70,523
-------------------------------------------------------------------------------------------------------------

(1) Mr. BenTov was granted 7,500 options on December 7, 2004, of which 1,875 vest on December 7, 2005, 1,875 vest on December 7, 2006, 1,875 vest on December 7, 2007 and 1,875 vest on December 7, 2008. Mr. Falcone was granted
    (a) 7,500 options of March 31, 2004, of which 1,875 vest on March 31, 2005, 1,875 vest on March 31, 2006, 1,875 vest on March 31, 2007 and 1,875 vest on March 31, 2008, and (b) 7,500 options on December 7, 2004, of which 1,875 vest on December 7, 2005, 1,875 vest on December 7, 2006, 1,875 vest on December 7, 2007 and 1,875 vest on December 7, 2008.

(2) In satisfaction of applicable SEC regulations, the table shows the potential realizable values of these options, upon their latest possible expiration date, at arbitrarily assumed annualized rates of stock price appreciation of five and ten percent over the term of the options. The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options at the end of the ten-year period starting with their vesting commencement dates, based on the assumptions shown above. Because actual gains will depend upon the actual dates of exercise of the options and the future performance of the Common Stock in the market, the amounts shown in this table may not reflect the values actually realized. No gain to the named executive officers is possible without an increase in stock price which will benefit all stockholders proportionately. Actual gains, if any, on option exercises and common stock holdings are dependent on the future performance of the Common Stock and general stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved, or that the stock price will not be lower or higher than projected at five and ten percent assumed annualized rates of appreciation.


                   AGGREGATED OPTION/SAR EXERCISES IN 2004 AND
                           YEAR-END OPTION/SAR VALUES

--------------------------------------------------------------------------------------------------------------------
                                                                                        VALUE OF UNEXERCISED
--------------------------------------------------------------------------------------------------------------------
                                                      NUMBER OF UNEXERCISED                 IN-THE-MONEY
--------------------------------------------------------------------------------------------------------------------
                            SHARES        VALUE          OPTIONS/SARS AT                  OPTIONS/SARS AT
--------------------------------------------------------------------------------------------------------------------
                         ACQUIRED ON    REALIZED          YEAR-END(#)(1)                    YEAR-END($)
--------------------------------------------------------------------------------------------------------------------
         NAME           EXERCISE(#)(1)     ($)      EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
         ----           --------------     ---      -------------------------        -------------------------
--------------------------------------------------------------------------------------------------------------------
Shmuel BenTov....             --           --             7,500 / 7,500                    $ 0 / $53,325
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
Richard D. Falcone....        --           --            25,000 / 15,000                $ 177,750 / $106,650
--------------------------------------------------------------------------------------------------------------------

(1) Neither Mr. BenTov nor Mr. Falcone exercised any options in the year ended December 31, 2004.

EQUITY COMPENSATION PLAN INFORMATION


The information presented in the table below is as of December 31, 2004.

--------------------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SECURITIES
                                                                                       REMAINING AVAILABLE FOR
                           NUMBER OF SECURITIES TO BE     WEIGHTED AVERAGE PER      FUTURE ISSUANCE UNDER EQUITY
                            ISSUED UPON EXERCISE OF      SHARE EXERCISE PRICE OF         COMPENSATION PLANS
                              OUTSTANDING OPTIONS,        OUTSTANDING OPTIONS,          (EXCLUDING SECURITIES
      PLAN CATEGORY           WARRANTS AND RIGHTS          WARRANTS AND RIGHTS        REFLECTED IN COLUMN(A) )
      -------------           -------------------          -------------------        ------------------------
                                      (A)                          (B)                           (C)
--------------------------------------------------------------------------------------------------------------------

  Equity Compensation
  Plans Approved by
  Security Holders                  254,563                      $ 3.92                        17,780
--------------------------------------------------------------------------------------------------------------------

  Equity Compensation
  Plans Not Approved
  by Security Holders                  0                           $0                             0
--------------------------------------------------------------------------------------------------------------------


  Total                             254,563                      $ 3.92                        17,780
--------------------------------------------------------------------------------------------------------------------

DIRECTOR COMPENSATION

         All of the outside directors of the Company are compensated for their services provided as a director. Beginning January 1, 2002 until November 6, 2002, each outside director was paid $1,000 per quarter. Starting November 6, 2002, each outside director is paid $2,000 per quarter and in addition all reasonable expenses relating to the business of the Company are paid by the Company. Pursuant to the 1997 Plan, each non-employee director is automatically granted stock options to purchase 250 shares of Common Stock on the date of initial appointment or election as a non-employee director and stock options to purchase an additional 250 shares of Common Stock on each date of re-election, in each case at fair market value on the date of grant. The Board of Directors in its discretion may grant stock options to purchase up to 5,000 shares of Common Stock per calendar year to each non-employee director at fair market value on the date of grant.

EMPLOYMENT AGREEMENTS

         On August 7, 1997, the Company and Shmuel BenTov entered into a two-year employment agreement providing for his employment as the Company's Chairman of the Board of Directors, Chief Executive Officer and President with an annual base salary of $250,000. Mr. BenTov and the Company agreed during the two-year term of his employment agreement not to (i) increase Mr. BenTov's compensation (including base salary and bonus) or (ii) otherwise amend the terms of Mr. BenTov's employment agreement. The employment agreement provided that in the event of termination: (i) without cause, Mr. BenTov would receive a lump sum severance allowance in an amount equal to two times his then annual base salary;
(ii) as a result of the disability or incapacity of Mr. BenTov, Mr. BenTov would be entitled to receive his then annual base salary during the two years following the termination notice; and (iii) as a result of the death of Mr. BenTov, Mr. BenTov's estate would be entitled to receive a lump sum payment equal to his then annual base salary. The agreement included a two-year non-compete covenant commencing on the termination of employment. In August 1999, a new employment agreement was entered into by the Company and Mr. BenTov. This agreement expired on December 31, 2001. The agreement had essentially identical items to the prior employment agreement, with the exception of an increase in Mr. BenTov's annual salary to $300,000. In January, 2002, a new employment agreement was entered into by the Company and Mr. BenTov. The agreement had essentially identical items to the prior employment agreements, and expired on December 31, 2004. The Company and Mr. BenTov have agreed that if the shareholders approve Proposals Nos. 2 and 3 at the Annual Meeting and the Company consummates the transactions contemplated thereby and he sells his shares under the Selling Shareholder's Sale Agreement, Mr. BenTov's agreement with the Company will be amended. Pursuant to this prospective amendment, Mr. BenTov will continue as an employee of the Company on an at-will basis, and his employment will be terminable by either party upon 90 days written notice. This proposed amendment is described in greater detail in this Proxy Statement under "Summary of Transaction Documents - BenTov Employment Agreement," above.

         Effective September 11, 2001, the Company and Richard D. Falcone entered into an employment agreement providing for his employment as the Company's Chief Financial Officer at an initial base salary of $200,000. The employment agreement provides that in the event of termination without cause, Mr. Falcone will receive a severance allowance in an amount equal to three months of his then annual base salary. The agreement also provides that in the event of termination due to a change of control, Mr. Falcone will receive a severance allowance in an amount equal to six months of his then annual base salary. The agreement includes a one-year non-compete covenant commencing on the termination of employment. Pursuant to the employment agreement, Mr. Falcone received an option to purchase an aggregate of 36,000 shares of Common Stock at $0.33 per share. The option expires in ten years from the date of grant. Mr. Falcone's employment agreement provides for annual automatic renewal unless cancelled within 60 days prior to the end of the renewal term. The Company and Mr. Falcone have agreed that if the shareholders approve Proposals Nos. 2 and 3 at the Annual Meeting and the Company consummates the transactions contemplated thereby, Mr. Falcone's agreement with the Company will be amended. Pursuant to this prospective amendment, Mr. Falcone's annual salary will be increased to $225,000, and the Company will pay Mr. Falcone a special bonus of $25,000, payable in four equal quarterly installments. The term of his employment under this prospective agreement would be three years. Mr. Falcone's employment under the prospective amendment to his employment agreement will be terminable by either party upon 10 days written notice, provided that if the Company terminates his employment without cause, then the Company will pay Mr. Falcone severance of nine months of his then base salary plus the unpaid amount of his special bonus accruing during such nine-month period, if any.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Mukamal (Chairman) and Battat were directors and members of the Executive Compensation Committee during fiscal year 2004. Mr. Robert Duncan served on the Executive Compensation Committee until April 2004, when he resigned from the Board of Directors. No interlocks or insider participation required to be disclosed under this caption occurred during the years ended December 31, 2003 or December 31, 2004.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

         The Compensation Committee of the Board of Directors has responsibility for establishing and monitoring compensation programs of the Company's executive officers, which include the Company's Chief Executive Officer and Chief Financial Officer. The Compensation Committee is currently composed of Reuven Battat and Steven S. Mukamal. William Miller served on the Compensation Committee from August 2002 through February 2003 when he resigned from the Compensation Committee. Mr. Robert Duncan served on the Compensation Committee until April 2004, when he resigned from the Board of Directors. Compensation arrangements for the Company's executive officers are usually negotiated on an individual basis between the Chief Executive Officer and each executive. Compensation arrangements for the Company's Chief Executive Officer are negotiated between the other members of the Board of Directors and Mr. BenTov. Although these arrangements are, by and large, subjective, objective measurements such as industry comparisons, compensation history and other significant factors were also taken into account. From the Company's point of view, these compensation arrangements are invariably designed to attract talented executives to a challenging and demanding environment and to retain such executives for the long-term benefit of the Company. In furtherance of such goals and to provide incentives to enhance shareholder value, the Company's compensation arrangements with its executive officers often provide for equity participation in the Company. The Company believes the interests of its shareholders are well served if part of the compensation of the Company's executives is tied to the performance of the Company.

         The compensation packages of the Chief Executive Officer and Chief Financial Officer are set forth in employment agreements with the Company. See "Employment Agreements." The Company's executive officers are entitled to participate in a bonus program that is administered by the non-employee directors of the Compensation Committee.

         In determining bonus compensation, the Compensation Committee seeks to create a direct link between the bonus payable to each executive officer and the financial performance of the Company as a whole. The factors which may be considered in determining the amount of individual bonus awards include earnings per share targets and individual performance compared to predetermined strategic, financial and operational objectives. For the year ended December 31, 2004, the Chief Financial Officer was paid a bonus of $15,000. In addition, the Chief Executive Officer and the Chief Financial Officer participated in a bonus plan pursuant to which they will earn a bonus based on the Company's revenue growth and earnings. These amounts are expected to be determined in February 2005. In 2005, the Chief Executive Officer and the Chief Financial Officer participate in a bonus plan whereby they are eligible to earn bonuses based on revenue growth and earnings growth. In addition, the Chief Executive Officer will be paid a $60,000 bonus. These bonuses are subject to the approval of the Compensation Committee.

                                                     The Compensation Committee:

                                                     Steven S. Mukamal, Chairman
                                                     Reuven Battat

PERFORMANCE GRAPH

         The following graph depicts the performance of $100 invested on August 8, 1997 (the date of the Company's initial public offering), in the Company's Common Stock on (i) a Peer Index of selected Information Technology and e-Services companies and (ii) the Nasdaq(R) Major Market Computer and Data Processing Services Index. The comparison assumes reinvestment of all dividends on a quarterly basis for the years ended December 31, 2000, 2001, 2002, 2003 and 2004.




                 [COMPARISON OF CUMULATIVE TOTAL RETURN CHART]

                      MAR '00   JUN '00     SEP'00      DEC '00      MAR '01  JUN '01   SEP'01    DEC '01    MAR '02    JUN '02
TACT                  100.00  $  76.55    $  65.00     $  11.55     $ 10.30  $  4.50   $  4.50   $  2.90    $  6.00     $  3.90
Peer Index            100.00  $  73.99    $  46.18     $  20.41     $ 20.99  $ 27.63   $ 18.85   $ 24.74    $ 26.82     $ 19.57
Major Market Index    100.00  $ 161.13    $ 149.22     $ 100.37     $ 74.76  $ 87.78   $ 60.89   $ 79.24    $ 74.97     $ 59.45

                     SEP'02    DEC '02    MAR '03   JUN '03   SEP'03     DEC '03     MAR '04     JUN '04     SEP'04     DEC '04
TACT                $  3.40    $  3.40    $  3.70   $  4.90   $  7.80    $  9.10     $  8.40     $ 18.05     $ 15.20    $ 17.78
Peer Index          $ 11.85    $ 15.40    $ 14.66   $ 20.71   $ 22.26    $ 34.41     $ 39.03     $ 32.07     $ 25.29    $ 25.09
Major Market Index  $ 47.62    $ 54.26    $ 54.49   $ 65.93   $ 72.60    $ 81.39     $ 81.02     $ 83.20     $ 77.06    $ 88.38

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         If the shareholders approve Proposal No. 2 at the Annual Meeting and the Company consummates the Share Exchange, then (i) director-nominee Andrew H. Ball will acquire 2,303,531 shares of the Company's Common Stock (approximately 21.3% to 22.6%) upon exchange of the shares of Vanguard stock he currently owns and (ii) Excalibur Investment Group Limited will acquire approximately 4,970,000 shares of the Company's Common Stock upon exchange of shares of Vanguard stock it currently owns.

         If the shareholders approve Proposal No. 3 at the Annual Meeting and the Company consummates the Share Issuance and issues thereunder the maximum of 1,250,000 shares to Oak that it has committed to sell to Oak and its assignees, then Oak will acquire 1,250,000 shares of Common Stock, in addition to the 1,024,697 shares of Common Stock that Oak has agreed to purchase from Mr. BenTov.

         If the shareholders approve Proposals Nos. 2 and 3 at the Annual Meeting and the Share Exchange, the Share Issuance and the BenTov Sale are consummated, then Oak will pay to Mr. BenTov approximately $10,500,000 (or $10.25 per share), provided that if the Company does not pay the Dividend on or prior to the date of the consummation of the BenTov Sale, then the aggregate amount payable by Oak to Mr. BenTov will be increased by the amount of the difference between $0.75 per share and the amount of any dividend actually paid, up to a maximum of approximately $768,000.

         Messrs. Ball, Newman and Harris have been designated by the Vanguard shareholders to be nominated for election to the Board of Directors, which election will become effective only if the Share Exchange and the Share Issuance are consummated. Mr. Newman, a nominee for election as a director of the Company, is a partner at the law firm of McGuireWoods LLP, which currently acts as general outside counsel to Vanguard. It is anticipated that, if the Share Exchange, the Share Issuance and related transactions are consummated, McGuireWoods LLP will become general outside counsel to the Company.

         If the shareholders approve Proposal No. 2 at the Annual Meeting and the Company consummates the transactions contemplated thereby, then the Company expects that it and Richard D. Falcone will enter into the proposed amendment to Mr. Falcone's employment agreement (described in this Proxy Statement under "Employment Agreements," above) and Mr. Falcone will thereby receive an increase in his annual salary from $200,000 to $225,000 and a special bonus of $25,000, and his right to severance pay in the event of termination without cause will increase from three months' severance pay to nine months' severance pay (plus payment of any unpaid special bonus accruing during that nine-month period).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has a line of credit of $4.0 million with Keltic Financial Partners, LP, based on the Company's eligible accounts receivable balances. The line of credit has certain financial covenants, which the Company must meet on a quarterly basis. There was no outstanding balance under the line of credit at December 31, 2003 and 2002. The Company's Chief Executive Officer initially guaranteed $1 million of the line of credit. The line of credit bears interest at a variable rate based on prime plus 2% and the rate was 6% at December 31, 2003. In July 2002, the credit line was amended to reduce the guarantee of the Company's Chief Executive Officer to $400,000, and to reflect the Company's acquisition of International Objects Technology, Inc. In March 2004, the credit line was amended and restated to include an extension to June 2007, the removal of the guarantee of the Chief Executive Officer and less restrictive financial covenants.

         The Company presently employs Victoria BenTov, the sister of the Chief Executive Officer and President, as a billable consultant. On January 1, 2005, her compensation was increased from $88,000 to $140,000 per year and she was paid a $10,000 cash bonus.

                  ACCOUNTANTS' ATTENDANCE AT THE ANNUAL MEETING

         A representative of each of Grant Thornton LLP, the Company's principal accountants for the fiscal year ended December 31, 2004, and Mercadien, PC, the Company's proposed accountants if the transactions contemplated by Proposals Nos. 2 and 3 are consummated, is expected to be present at the Annual Meeting. These representatives will be given the opportunity to make a statement at the Annual Meeting if they desire to do so, and are expected to be available to respond to appropriate questions.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and certain beneficial owners of the Company's equity securities (the "Section 16 Reporting Persons") to file with the SEC reports regarding their ownership and changes in ownership of the Company's equity securities. The Company believes that, during fiscal year 2004, its Section 16 Reporting Persons complied with all Section 16(a) filing requirements, except that (i) Robert Duncan reported three transactions late on a Form 4 filed in 2004, (ii) Stephen Mukamal reported four transactions late on a Form 4 filed in 2004 and has not reported two transactions that occurred in 2004, (iii) Reuven Battat reported four transactions late on a Form 4 filed in 2004 and has not reported two transactions that occurred in 2004, (iv) Richard D. Falcone reported two transactions late on a Form 5 filed in 2005, (v) Shmuel BenTov reported one transaction late on a Form 5 filed in 2005, and (vi) William Miller reported two transactions late on a Form 4 filed in 2004 and reported two transactions late on a Form 5 filed in 2005. In making this statement, the Company has relied upon examination of the copies of Forms 3, 4 and 5 provided to the Company and the written representations of the Section 16 Reporting Persons.

                  SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         Shareholder proposals intended to be presented at the 2006 Annual Meeting of Shareholders must be received by the Company at the address appearing on the first page of this proxy statement by December 31, 2005 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

         Shareholders who intend to present a proposal at the 2006 Annual Meeting of Shareholders without inclusion of such proposal in the Company's proxy materials are required to provide notice of such proposal to the Company no later than March 1, 2006.

                                  OTHER MATTERS

         As of the date of this proxy statement, our Board of Directors knows of no other matters which may be presented for consideration at the Annual Meeting. However, if any other matter is presented properly for consideration and action at the Annual Meeting, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                    SOLICITATION AND EXPENSES OF SOLICITATION

         The expenses of preparing and mailing this proxy statement and the accompanying form of proxy and the cost of solicitation of proxies on behalf of the Board of Directors will be paid by the Company. Brokerage houses, other custodians and nominees will be asked whether other persons are beneficial owners of the shares which they hold of record and, if so, they will be supplied with additional copies of the proxy materials for distribution to such beneficial owners. The Company will reimburse parties holding stock in their names or in the names of their nominees for their reasonable expenses in sending the proxy materials to their principals.

         Vanguard is not a participant in the solicitation made by this proxy statement. Vanguard does not have any interest in the solicitation other than as a result of the Share Exchange Agreement.

                    INCORPORATION OF INFORMATION BY REFERENCE

      The SEC allows us to "incorporate by reference" the information that we file with it, which means that we can disclose important information to you by referring to those documents. As a result, you may need to review other documents filed by us with the SEC to obtain more information. Information is incorporated into this proxy statement in two ways. First, if information is contained in a document that we filed with the SEC before the date of this proxy statement, the document is specifically identified below. Second, all of the information provided in a periodic or other report or proxy statement filed by the Company with the SEC after the date of this prospectus is incorporated by reference.

     The information contained in the documents we incorporate by reference is considered a part of this proxy statement. Additionally, because information concerning the Company, whether contained in this proxy statement or in a document incorporated by reference, will be amended or superseded by more current information contained in later filed documents, the information that we file with the SEC after the date of this prospectus will update and supersede older information contained in, or incorporated by reference into, this prospectus.

     This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC:

     1. The Annual Report of TACT on Form 10-K filed with the SEC on March 29, 2004 for the fiscal year ended December 31, 2003, as amended by that certain Amendment No. 1 to the Annual Report on Form 10-K/A filed with the SEC on April 26, 2004.

     2. The Quarterly Report of TACT on Form 10-Q filed with the SEC on November 12, 2004 for the fiscal quarter ended September 30, 2004.

     3. The Quarterly Report of TACT on Form 10-Q filed with the SEC on August 13, 2004 for the fiscal quarter ended June 30, 2004.

     4. The Quarterly Report of TACT on Form 10-Q filed with the SEC on May 13, 2004 for the fiscal quarter ended March 31, 2004.

     5. The Current Report of TACT on Form 8-K, dated January 20, 2005, filed with the SEC on January 26, 2005.

     6. The Current Report of TACT on Form 8-K, dated November 9, 2004, filed with the SEC on November 9, 2004.

     7. The Current Report of TACT on Form 8-K, dated August 12, 2004, filed with the SEC on August 13, 2004.

     8. The Current Report of TACT on Form 8-K, dated May 11, 2004, filed with the SEC on May 11, 2004.


     In addition to the documents listed above, we also incorporate by reference into this proxy statement all additional documents that may be filed by the Company with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act between the date of this proxy statement and the date of the Annual Meeting or, if sooner, the termination of the Share Exchange Agreement. These include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

     If you are a shareholder, we may have sent you some of the documents incorporated by reference, but you can obtain any of them through us, the SEC or the SEC's Internet web site at http://www.sec.gov. We will deliver a free copy of any document incorporated by reference into this proxy statement but not delivered with this proxy statement to any shareholder who receives this proxy statement. Exhibits filed with the documents that are incorporated by reference into this prospectus will be delivered only if the exhibits have been specifically incorporated by reference. Shareholders may obtain documents incorporated by reference in this proxy statement by requesting them in writing or by telephone from us at the following address:

                           THE A CONSULTING TEAM, INC.
                               Investor Relations
                           77 Brant Avenue, Suite 320
                             Clark, New Jersey 07066
                               Tel. (732) 499-8228
                        Email: investorrelations@tact.com

     We will send you any of these documents free of charge upon your request.

     You should rely only on the information contained or incorporated by reference into this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement or in any of the materials that have been incorporated by reference into this document. If you are in a jurisdiction where the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. This proxy statement is dated ________, 2005. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date. The mailing of this proxy statement to shareholders does not create any implication to the contrary.


                                  ANNUAL REPORT

A COPY OF THE 2004 ANNUAL REPORT TO STOCKHOLDERS ACCOMPANIES THIS PROXY STATEMENT. A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL YEAR 2004, INCLUDING EXHIBITS, CONTAINING INFORMATION ON OPERATIONS AND THE COMPANY'S FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE UPON WRITTEN REQUEST WITHOUT CHARGE FOR REQUESTORS WHO INCLUDE IN THEIR WRITTEN REQUEST A GOOD FAITH REPRESENTATION THAT, AS OF [__________, 2005], SUCH REQUESTOR WAS A BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK. PLEASE WRITE TO:

                           THE A CONSULTING TEAM, INC.
                                 77 BRANT AVENUE
                                    SUITE 320
                                 CLARK, NJ 07066
                    ATTENTION: RICHARD D. FALCONE, SECRETARY



       COPIES MAY ALSO BE OBTAINED WITHOUT CHARGE THROUGH THE SEC'S WORLD
                      WIDE WEB SITE AT HTTP://WWW.SEC.GOV.

                                   ANNEX INDEX

Annex       Name

Annex A Share Exchange Agreement, dated as of January 21, 2005, among The A Consulting Team, Inc., Vanguard Info-Solutions Corporation, the shareholders of Vanguard Info-Solutions Corporation and the authorized representative named therein

Annex B Stock Purchase Agreement, dated as of January 21, 2005, by and between The A Consulting Team, Inc. and Oak Finance Investments Limited

Annex C Stock Purchase Agreement, dated as of January 21, 2005, between Oak Finance Investments Limited and Shmuel BenTov

Annex D Principal Shareholder's Agreement, dated as of January 21, 2005, between Oak Finance Investments Limited and Shmuel BenTov

Annex E     Fairness Opinion of Ehrenkrantz King Nussbaum Inc., dated January
            19, 2005

Annex F     Presentation by Ehrenkrantz King Nussbaum Inc. to the Board of
            Directors

Annex G Vanguard Info-Solutions Corporation's Historical Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operation

Annex H Pro Forma Unaudited Consolidated Condensed Financial Statements of The A Consulting Team, Inc. and Vanguard Info-Solutions Corporation

Annex I Certificate of Amendment of the Certificate of Incorporation of The A Consulting Team, Inc.

Annex J Amended and Restated 1997 Stock Option and Award Plan of The A Consulting Team, Inc.

Annex K     Proxy Card

                                                                         ANNEX A

                                                                  EXECUTION COPY


                            SHARE EXCHANGE AGREEMENT

                                      among

                       VANGUARD INFO-SOLUTIONS CORPORATION

        (a New Jersey corporation formerly known as B2B Solutions, Inc.),

                     THE VANGUARD STOCKHOLDERS NAMED HEREIN,

                   THE AUTHORIZED REPRESENTATIVE NAMED HEREIN

                                       and

                           THE A CONSULTING TEAM, INC.

                            (a New York corporation)

                                   Dated as of

                                January 21, 2005

                                TABLE OF CONTENTS

                                                                                                             PAGE

ARTICLE 1             DEFINITIONS AND USAGE....................................................................A-7

         Section 1.1           Definitions.....................................................................A-7
         Section 1.2           Other Defined Terms.............................................................A-14
         Section 1.3           Usage...........................................................................A-16

ARTICLE 2             CONSUMMATION OF THE EXCHANGE TRANSACTION.................................................A-17

         Section 2.1           The Exchange Transaction........................................................A-17
         Section 2.2           Issuance of Exchange Shares.....................................................A-17
         Section 2.3           Closing.........................................................................A-17
         Section 2.4           Closing Obligations.............................................................A-17

ARTICLE 3             REPRESENTATIONS AND WARRANTIES OF THE Vanguard STOCKHOLDERS..............................A-18

         Section 3.1           Organization and Good Standing..................................................A-18
         Section 3.2           No Conflict; No Consent; Enforceability.........................................A-19
         Section 3.3           Books and Records...............................................................A-20
         Section 3.4           Capitalization..................................................................A-20
         Section 3.5           Financial Statements............................................................A-21
         Section 3.6           No Undisclosed Liabilities......................................................A-21
         Section 3.7           No Material Adverse Change......................................................A-22
         Section 3.8           Absence of Certain Changes or Events............................................A-22
         Section 3.9           Taxes...........................................................................A-23
         Section 3.10          Accounts and Notes Receivable...................................................A-25
         Section 3.11          Title to Properties; Encumbrances...............................................A-25
         Section 3.12          Condition and Sufficiency of Assets.............................................A-26
         Section 3.13          Intellectual Property...........................................................A-26
         Section 3.14          Contracts; No Defaults..........................................................A-30
         Section 3.15          Employees.......................................................................A-33
         Section 3.16          Labor Relations; Compliance.....................................................A-34
         Section 3.17          Employee Plans..................................................................A-34
         Section 3.18          Compliance with Legal Requirements..............................................A-38
         Section 3.19          Legal Proceedings; Orders.......................................................A-39
         Section 3.20          Relationships with Related Persons..............................................A-40
         Section 3.21          Accounts and Notes Payable......................................................A-40
         Section 3.22          Certain Agreements..............................................................A-40
         Section 3.23          Insurance.......................................................................A-40
         Section 3.24          Bank Accounts...................................................................A-41
         Section 3.25          Brokers or Finders..............................................................A-41
         Section 3.26          Disclosure......................................................................A-41

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                             PAGE

ARTICLE 4             ADDITIONAL REPRESENTATIONS OF THE Vanguard STOCKHOLDERS.................................A-41

         Section 4.1           Title to Vanguard Capital Stock; No Agreements.................................A-41
         Section 4.2           Organization, Good Standing and Power..........................................A-41
         Section 4.3           Enforceability; Authority; No Conflict; No Consent.............................A-41
         Section 4.4           Certain United States Laws.....................................................A-42
         Section 4.5           Investment Representations.....................................................A-43
         Section 4.6           Representation by Legal Counsel; Review of Agreement...........................A-45

ARTICLE 5             REPRESENTATIONS AND WARRANTIES OF TACT..................................................A-45

         Section 5.1           Organization and Good Standing.................................................A-45
         Section 5.2           Books and Records..............................................................A-45
         Section 5.3           No Conflict; No Consent........................................................A-45
         Section 5.4           Capitalization.................................................................A-46
         Section 5.5           No Material Adverse Change.....................................................A-47
         Section 5.6           Absence of Certain Changes or Events...........................................A-47
         Section 5.7           Legal Proceedings; Orders......................................................A-48
         Section 5.8           SEC Reports....................................................................A-49
         Section 5.9           Brokers or Finders.............................................................A-49

ARTICLE 6             COVENANTS OF Vanguard PRIOR TO CLOSING DATE.............................................A-50

         Section 6.1           Access and Investigation.......................................................A-50
         Section 6.2           Required Approvals.............................................................A-50
         Section 6.3           Business Operations of the Acquired Companies..................................A-50
         Section 6.4           Negative Covenant..............................................................A-51
         Section 6.5           Notification...................................................................A-51
         Section 6.6           Payment of Indebtedness by Related Persons.....................................A-51
         Section 6.7           Best Efforts...................................................................A-51
         Section 6.8           Restriction on Transfer of Exchange Shares.....................................A-51
         Section 6.9           Restrictions on Transfer of Transferred Vanguard Shares Prior to Closing.......A-53

ARTICLE 7             COVENANTS OF TACT PRIOR TO CLOSING DATE.................................................A-54

         Section 7.1           Access and Investigation.......................................................A-54
         Section 7.2           Required Approvals.............................................................A-54
         Section 7.3           Business Operations of the Acquired Companies..................................A-54
         Section 7.4           Negative Covenant..............................................................A-55
         Section 7.5           Notification...................................................................A-55
         Section 7.6           Payment of Indebtedness by Related Persons.....................................A-55
         Section 7.7           No Solicitation by TACT........................................................A-55
         Section 7.8           Shareholders' Meeting..........................................................A-57
         Section 7.9           Best Efforts...................................................................A-57
         Section 7.10          Registration Rights............................................................A-57
         Section 7.11          Declaration and Payment of Dividend............................................A-58

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                             PAGE

ARTICLE 8             ADDITIONAL COVENANTS....................................................................A-58

         Section 8.1           Public Announcements...........................................................A-58
         Section 8.2           Confidentiality................................................................A-58
         Section 8.3           Board Membership...............................................................A-59

ARTICLE 9             CONDITIONS PRECEDENT TO TACT'S OBLIGATION TO CLOSE......................................A-59

         Section 9.1           Accuracy of Representations....................................................A-59
         Section 9.2           Vanguard Stockholders' Performance.............................................A-60
         Section 9.3           Additional Documents...........................................................A-60
         Section 9.4           Consummation of Other Transactions.............................................A-60
         Section 9.5           No Proceedings.................................................................A-60
         Section 9.6           No Material Adverse Effect.....................................................A-60
         Section 9.7           Intentionally Omitted..........................................................A-61
         Section 9.8           Castor.........................................................................A-61

ARTICLE 10            CONDITIONS PRECEDENT TO Vanguard STOCKHOLDERS' OBLIGATION TO CLOSE......................A-61

         Section 10.1          Accuracy of Representations....................................................A-61
         Section 10.2          TACT's Performance.............................................................A-61
         Section 10.3          Additional Documents...........................................................A-61
         Section 10.4          Consummation of Other Transactions.............................................A-62
         Section 10.5          No Proceedings.................................................................A-62
         Section 10.6          No Material Adverse Change.....................................................A-62
         Section 10.7          Falcone Employment Agreement...................................................A-62
         Section 10.8          Resignations...................................................................A-62

ARTICLE 11            INDEMNIFICATION; REMEDIES; LIMITS ON LIABILITY..........................................A-62

         Section 11.1          Indemnification................................................................A-62
         Section 11.2          Limitations on Indemnification.................................................A-65
         Section 11.3          Set-Off Against Escrowed Shares................................................A-66
         Section 11.4          Survival of Representations and Warranties.....................................A-67
         Section 11.5          Claims.........................................................................A-67
         Section 11.6          Limitation of Remedies as to Berenson..........................................A-67


ARTICLE 12            TERMINATION.............................................................................A-67

         Section 12.1          Termination by Mutual Consent..................................................A-67
         Section 12.2          Termination by the Authorized Representative or TACT...........................A-67
         Section 12.3          Termination by TACT............................................................A-68
         Section 12.4          Termination by the Authorized Representative...................................A-68
         Section 12.5          Effect of Termination..........................................................A-69
         Section 12.6          Extension; Waiver..............................................................A-70

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                             PAGE

ARTICLE 13            MISCELLANEOUS PROVISIONS................................................................A-71

         Section 13.1          Expenses.......................................................................A-71
         Section 13.2          Notices........................................................................A-71
         Section 13.3          Entire Agreement; Modifications................................................A-72
         Section 13.4          Governing Law; Submission to Jurisdiction; Venue...............................A-73
         Section 13.5          Assignment; Successors; No Third Party Rights..................................A-73
         Section 13.6          Severability...................................................................A-73
         Section 13.7          No Waiver......................................................................A-73
         Section 13.8          Jurisdiction; Service of Process...............................................A-73
         Section 13.9          Further Assurances.............................................................A-74
         Section 13.10         Counterparts...................................................................A-74
EXHIBIT A             LIST OF VANGUARD STOCKHOLDERS...........................................................A-76
EXHIBIT 10.7          FALCONE EMPLOYMENT AGREEMENT............................................................A-77
EXHIBIT B             IRREVOCABLE POWER OF ATTORNEY AND CUSTODY AGREEMENT.....................................A-78
EXHIBIT C             FORM OF STOCKHOLDER'S CERTIFICATE.......................................................A-85
EXHIBIT D             FORM OF ESCROW AGREEMENT................................................................A-88
EXHIBIT E             BOARD MEMBERS..........................................................................A-100
EXHIBIT 9.4(a)        VANGUARD'S COUNSEL'S OPINION...........................................................A-101
EXHIBIT 10.4(a)       TACT'S COUNSEL'S OPINION...............................................................A-102

                            SHARE EXCHANGE AGREEMENT

         This SHARE EXCHANGE AGREEMENT is made as of January 21, 2005 among Vanguard Info-Solutions Corporation, a corporation organized under the New Jersey Corporations Act formerly known as B2B Solutions, Inc. ("Vanguard"), each of the Vanguard Stockholders (as defined herein), T.V. Govindarajan in his capacity as the representative of all of the Vanguard Stockholders (in such capacity, the "Authorized Representative"), and The A Consulting Team, Inc., a New York corporation ("TACT").

                                  THE RECITALS

         A. On the terms and conditions hereinafter provided, TACT desires to acquire from the Vanguard Stockholders, and the Vanguard Stockholders desire to transfer to TACT, 100% of the issued and outstanding capital stock, no par value ("Vanguard Capital Stock"), of Vanguard (the "Transferred Vanguard Shares") in exchange for an aggregate of 7,312,796 shares of common stock, $0.01 par value per share ("TACT Common Stock"), of TACT (the "Exchange Transaction"), as such number may be subsequently adjusted pursuant to the terms of this Agreement.

         B. Oak Finance Investments Limited, a company formed under the laws of the British Virgin Islands ("Oak"), has agreed to purchase, simultaneously with the consummation of the Exchange Transaction, from the TACT Stockholder and his spouse 1,024,697 shares of TACT Common Stock at a purchase price of $10.25 per share, pursuant to an agreement dated as of the date hereof between the TACT Stockholder and Oak (the "Shareholder Stock Purchase Agreement"), which purchase has been approved by the board of directors of TACT.

         C. Oak has agreed, simultaneously with the consummation of the Exchange Transaction and for a period of 120 days thereafter, to purchase from TACT up to 1,250,000 shares of TACT Common Stock pursuant to an agreement dated as of the date hereof between Oak and TACT (the "TACT Stock Purchase Agreement").

         D. The Authorized Representative and each of the Vanguard Stockholders have entered into an Irrevocable Power of Attorney and Custody Agreement, a form of which is attached hereto as Exhibit B (the "Custody Agreement") and, simultaneously with the execution and delivery hereof, each of the Vanguard Stockholders has executed and delivered to TACT a Stockholder Certificate, a form of which is attached hereto as Exhibit C (each, a "Stockholder Certificate").

         E. The Board of Directors of TACT has approved the Contemplated Company Transactions and has, subject to the terms and conditions contained herein, agreed to recommend to its shareholders that they approve the Contemplated Company Transactions.

         F. The approval of the shareholders of TACT is necessary to consummate the Contemplated Company Transactions.

                                  THE AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                              DEFINITIONS AND USAGE

         Section 1.1 Definitions. For purposes of this Agreement, the following terms have the respective meanings set forth below:

                  "Agreement" means this Share Exchange Agreement, as amended from time to time in accordance with the terms hereof.

                  "Applicable Contract" means any Contract (a) under which any Vanguard Company has or may acquire any rights, (b) under which any Vanguard Company has or may become subject to any obligation or liability, or (c) by which any Vanguard Company or any assets owned or used by it is or may become bound.

                  "Berenson" means Berenson Investments LLC.

                  "Best Efforts" means the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to achieve that result as expeditiously as possible, provided, however, that a Person required to use Best Efforts under this Agreement will not thereby be required to take actions that would result in a material adverse change in the benefits to such Person of this Agreement and the Contemplated Company Transactions or to dispose of or make any material change to its business, expend any material funds or incur any other material burden.

                  "Breach" means any breach of, or any inaccuracy in, any representation or warranty or any breach of, or failure to perform or comply with, any covenant or obligation, in or of this Agreement or any other Contract, or any event which with the passing of time or the giving of notice, or both, would constitute such a breach, inaccuracy or failure.

                  "Business Day" means any day except Saturday, Sunday or any other day on which commercial banks located in New York, New York are authorized by law to be closed for business.

                  "Castor" means Castor Finance Private Company Ltd., an Indian corporation.

                  "Claim Notice" shall mean written notification that, as a result of a claim made by any Indemnified Person under this Agreement, the Company has incurred or reasonably expects to incur Losses for which it is entitled to indemnification under the Share Exchange Agreement, which written notification shall include (i) a description of the Losses incurred or reasonably expected to be incurred by the Indemnified Person and the amount of such Losses, to the extent then known, and (ii) a statement that the Company is entitled to indemnification for such Losses under the Share Exchange Agreement and a reasonable explanation of the basis therefor.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Commission" means U.S. Securities and Exchange Commission.

                  "Consent" means any approval, consent, ratification, waiver or other authorization.

                  "Contemplated Company Transactions" means, collectively, the transactions contemplated by the Exchange Agreement and the transactions contemplated by the TACT Stock Purchase Agreement (other than the transactions contemplated by the Shareholder Stock Purchase Agreement).

                  "Contemplated Transactions" means the Contemplated Company Transactions and the transactions contemplated by the Shareholder Stock Purchase Agreement.

                  "Contract" means any agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding.

                  "Designated Equipment Leases" means the Master Lease Agreement, dated March 25, 2004, between Vanguard and The CIT/Group/Equipment Financing, Inc. ("CIT"), pursuant to which the equipment set forth in Equipment Schedule 1, dated March 24, 2004, in Equipment Schedule 2, dated June 23, 2004, and in Equipment Schedule 3, dated June 23, 2004, has been leased to Vanguard, as any of such leases may be amended from time to time, Vanguard having been discharged from such leases on December 14, 2004.

                  "Disclosure Schedule" means a schedule delivered by one party to the other party concurrently with the execution and delivery of this Agreement, setting forth certain disclosure information arranged in numbered Sections, each of which corresponds to a section of this Agreement, and provides (1) additional disclosure in response to an express disclosure requirement in such section or (2) an exception or qualification to a representation or warranty contained in such section.

                  "Employee Plan" means, with respect to an employer, all "employee benefit plans" as defined by Section 3(3) of ERISA, all specified fringe benefit plans as defined in Section 6039D of the Code, and all other bonus, incentive compensation, deferred compensation, profit sharing, stock option, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, change in control, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, disability, accident, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan, and any other employee compensation or benefit plan, agreement, policy, practice, commitment, contract or understanding (whether qualified or nonqualified, currently effective or terminated, written or unwritten) and any trust, escrow or other agreement related thereto that (i) is maintained or contributed to by any such employer or any ERISA Affiliate or has been maintained or contributed to in the last six (6) years by any such employer or any ERISA Affiliate, or with respect to which any such employer or any ERISA Affiliate has or may have any liability, and (ii) provides benefits, or describes policies or procedures applicable to any current or former director, officer, employee or service provider of any such employer or any ERISA Affiliate, or the dependents of any thereof, regardless of how (or whether) liabilities for the provision of benefits are accrued or assets are acquired or dedicated with respect to the funding thereof.

                  "Encumbrance" means any charge, claim, community or other marital property interest, condition, equitable interest, Lien, guarantee, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of security or equity interests), transfer, receipt of income or exercise of any other attribute of ownership.

                  "ERISA" means the Employee Retirement Income Security Act of 1974.

                  "ERISA Affiliate" means, with respect to an employer, any other corporation or trade or business controlled by, controlling or under common control with such employer (within the meaning of Section 414, Section 4001(a)(14) or Section 4001(b) of ERISA).

                  "Escrow Agent" means the escrow agent named in the Escrow Agreement.

                  "Escrow Agreement" means the Escrow Agreement, to be dated the Closing Date, substantially in the form of Exhibit D, among TACT, the Authorized Representative and the Escrow Agent.

                  "Escrow Shares" means those of the Exchange Shares delivered by TACT to the Escrow Agent pursuant to Section 2.1 that are to be held by the Escrow Agent under the Escrow Agreement.

                  "Excalibur" means Excalibur Investment Group Limited, a British Virgin Islands company.

                  "Exchange Act" means the Securities Exchange Act of 1934.

                  "Exchange Ratio" means the number of shares of TACT Common Stock to be issued in exchange for each share of Vanguard Capital Stock, which shall be 731.2796:1.

                  "Exchange Shares" means those shares of TACT Common Stock to be issued to the Vanguard Stockholders in exchange for the Transferred Vanguard Shares.

                  "Facilities" means any real property, leasehold or other interest in real property currently owned or operated by Vanguard, including the tangible personal property used or operated by Vanguard at the respective locations of the real property specified in Section 3.11.

                  "GAAP" means United States generally accepted accounting principles applied on a consistent basis.

                  "Governmental Authorization" means any Consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

                  "Governmental Body" means any (i) nation, state, county, city, town, borough, village, district or other jurisdiction; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers);
         (iv) multinational organization or body; (v) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or (vi) any official of any of the foregoing.

                  "IRS" means the United States Internal Revenue Service and, to the extent relevant, the United States Department of the Treasury.

                  "Knowledge" means, with respect to a particular fact or other matter:

                           (i) in the case of an individual, either that
                  individual is actually aware of that fact or matter, or a prudent individual could be expected to discover or otherwise become aware of that fact or matter in the course of conducting a reasonably comprehensive investigation regarding the accuracy of any representation or warranty contained in this Agreement;

                           (ii) in the case of a Person (other than an
                  individual), any individual who is serving, or who has at any time served, as a director, officer, executor or trustee of that Person (or in any similar capacity) has, or at any time had, Knowledge of that fact or other matter (as set forth in clause (i) above); and

                           (iii) any such individual (referred to in clause (ii)
                  above) and any individual party to this Agreement will be deemed to have conducted a reasonably comprehensive investigation regarding the accuracy of any representation or warranty made herein by that Person or individual;

         provided, that the "Knowledge of the Vanguard Stockholders" excludes any knowledge of Berenson.

                  "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational or other constitution, law, ordinance, principle of common law, code, regulation, rule, Order, Governmental Authorization, statute or treaty, including any rule or regulation of the Nasdaq Smallcap Market, and further including the Sarbanes Oxley Act of 2002.

                  "Liability" means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

                  "Lien" means, with respect to any asset, any deed of trust mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of that asset.

                  "Material Adverse Effect" means a material adverse effect on the business, condition (financial or otherwise), assets, properties, operations, results of operations, prospects, affairs or Liabilities of the relevant Organization and its Subsidiaries taken as a whole.

                  "Order" means any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Body, arbitrator or NASDAQ, Inc. (including without limitation any notice or letter threatening or warning of possible delisting of the TACT Common Stock).

                  "Ordinary Course of Business" means, with respect to any action, the action taken by a Person only if that action:

                           (i) is consistent in nature, scope and magnitude with
                  the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person;

                           (ii) does not require authorization by the board of
                  directors or stockholders of such Person (or by any Person or group of Persons exercising similar authority); and

                           (iii) is similar in nature, scope and magnitude to
                  actions customarily taken in the ordinary course of the normal, day-to-day operations of other Persons that are in the same line of business as such Person.

                  "Organization" shall be construed as broadly as possible and shall include any entity, including a corporation (either non-profit or other), partnership (either limited or general), joint venture, joint stock company, limited liability company, trust, estate or other unincorporated association, whether or not a legal entity.

                  "Organizational Documents" means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles of organization or certificate of formation and any operating or limited liability company agreement of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person, and (f) any amendment to any of the foregoing.

                  "Person" means an individual or natural person or an Organization.

                  "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

                  "Related Person" means:

                           (a) with respect to a particular individual, (i) each other member of such individual's Family; (ii) any Person that is directly or indirectly controlled by any one or more members of such individual's Family; (iii) any Person in which members of such individual's Family hold (individually or in the aggregate) a Material Interest; and (iv) any Person with respect to which one or more members of such individual's Family serves as a director, officer, partner, executor or trustee (or in a similar capacity); and

                           (b) with respect to a specified Person other than an individual, (i) any Person that directly or indirectly controls, is directly or indirectly controlled by or is directly or indirectly under common control with such specified Person; (ii) any Person that holds a Material Interest in such specified Person; (iii) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity); (iv) any Person in which such specified Person holds a Material Interest; and (v) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity).

                  For purposes of this definition:

                           (i) "control" (including "controlling," "controlled
                  by," and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be construed as such term is used in the rules promulgated under the Securities Act;

                           (ii) the "Family" of an individual includes (i) the
                  individual, (ii) the individual's spouse, (iii) any other natural Person who is related to the individual or the individual's spouse within the second degree and (iv) any other natural Person who resides with such individual; and

                           (iii) "Material Interest" means direct or indirect
                  beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of voting securities or other voting interests representing at least ten percent (10%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least ten percent (10%) of the outstanding equity securities or equity interests in a Person.

                  "Representative" means, with respect to a Person, any director, officer, manager, employee, agent, consultant, advisor, accountant, financial advisor, legal counsel or other representative of that Person.

                  "SEC Reports" means all forms, reports, schedules, statements and other documents, and amendments thereto, required to be filed by TACT under the Exchange Act.

                  "Securities Act" means the Securities Act of 1933.

                  "Subsidiary" means, with respect to an Organization (the "Owner"), any Organization of which securities or other interests having the power to elect a majority of that Organization's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that Organization (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of TACT.

                  "TACT Disclosure Schedule" means the Disclosure Schedule delivered by TACT hereunder.

                  "TACT Stockholder" means Shmuel BenTov, an individual resident of the State of New York.

                  "Tax" or "Taxes" means any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental, windfall profit, customs, vehicle, airplane, boat, vessel or other title or registration, capital stock, franchise, employees' income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative, add-on minimum and other tax, fee, assessment, levy, tariff, charge or duty of any kind whatsoever and any interest, penalty, addition or additional amount thereon imposed, assessed or collected by or under the authority of any Governmental Body or payable under any tax-sharing agreement or any other Contract.

                  "Tax Return" means any return (including any information return), report, statement, schedule, notice, form, declaration, claim for refund or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

                  "Third Party" means any Person who is not a party to this Agreement.

                  "Vanguard Companies" means Vanguard and the Vanguard Subsidiaries, collectively; individually, each a "Vanguard Company."

                  "Vanguard Disclosure Schedule" means the Disclosure Schedule delivered by Vanguard hereunder.

                  "Vanguard Stockholders" means all of the holders of capital stock of Vanguard.

                  "Vanguard Subsidiary" means each Organization that is a Subsidiary of Vanguard.



         Section 1.2 Other Defined Terms. For purposes of this Agreement, the following terms have the respective meanings set forth in the section and at the page referred to opposite each such term:

         ....................................................... ................................ .................
         Defined Term                                            Section                                Page
         ....................................................... ................................ .................
         AAA Rules                                               Section 11.1(d)                         57
         ....................................................... ................................ .................
         Accounts Receivable                                     Section 3.10                            19
         ....................................................... ................................ .................
         Aggregate Claim Threshold                               Section 11.2(a)                         59
         ....................................................... ................................ .................
         Aggregate Loss Limit                                    Section 11.2(a)                         59
         ....................................................... ................................ .................
         Audited 2003 Financial Statements                       Section 3.5                             15
         ....................................................... ................................ .................
         CIT                                                     Section 1.1                              2
         ....................................................... ................................ .................
         Claim Notice                                            Section 11.1(c)                         57
         ....................................................... ................................ .................
         Closing                                                 Section 2.3                             11
         ....................................................... ................................ .................
         Closing Date                                            Section 2.3                             11
         ....................................................... ................................ .................
         COBRA                                                   Section 3.17(g)                         30
         ....................................................... ................................ .................
         Company Acquisition Proposal                            Section 7.7(a)                          49
         ....................................................... ................................ .................
         Competing Business                                      Section 3.20                            34
         ....................................................... ................................ .................
         Confirming Audited Financial Statements                 Section 6.7                             45
         ....................................................... ................................ .................
         Copyrights                                              Section 3.13(a)(iv)                     21
         ....................................................... ................................ .................
         Defined Benefit Plan                                    Section 11.1(c)                         57
         ....................................................... ................................ .................
         Dividend                                                Section 7.11
         ....................................................... ................................ .................
         Good Faith Negotiation Period                           Section 11.1(c)                         57
         ....................................................... ................................ .................
         Historical Financial Statements                         Section 3.5                             15
         ....................................................... ................................ .................
         Indemnified Person(s)                                   Section 11.1(c)                         57
         ....................................................... ................................ .................

         ....................................................... ................................ .................
         Defined Term                                            Section                                Page
         ....................................................... ................................ .................
         Indemnifying Person(s)                                  Section 11.1(c)                         57
         ....................................................... ................................ .................
         Individual Claim Threshold                              Section 11.2(a)                         59
         ....................................................... ................................ .................
         Intellectual Property Assets                            Section 3.13(a)                         20
         ....................................................... ................................ .................
         Interim Balance Sheet                                   Section 3.5                             15
         ....................................................... ................................ .................
         Interim Financial Statements                            Section 3.5                             15
         ....................................................... ................................ .................
         Losses                                                  Section 11.1(a)                         56
         ....................................................... ................................ .................
         Marks                                                   Section 3.13(a)                         20
         ....................................................... ................................ .................
         Net Names                                               Section 3.13(a)(iv)                     21
         ....................................................... ................................ .................
         Oak                                                     Recitals
         ....................................................... ................................ .................
         Owner                                                   Section 1.1                              1
         ....................................................... ................................ .................
         PBGC                                                    Section 3.17(c)                         29
         ....................................................... ................................ .................
         Patents                                                 Section 3.13(a)(ii)                     21
         ....................................................... ................................ .................
         Shareholders' Meeting                                   Section 7.8                             51
         ....................................................... ................................ .................
         Superior Proposal                                       Section 7.7(a)                          49
         ....................................................... ................................ .................
         Survival Date                                           Section 11.3                            60
         ....................................................... ................................ .................
         TACT                                                    Heading
         ....................................................... ................................ .................
         TACT's Advisors                                         Section 6.1                             44
         ....................................................... ................................ .................
         TACT Common Stock                                       Recitals
         ....................................................... ................................ .................
         TACT Indemnified Person(s)                              Section 11.1(a)                         56
         ....................................................... ................................ .................
         TACT Stock Purchase Agreement                           Recitals
         ....................................................... ................................ .................
         TACT Termination Amount                                 Section 12.5(a)                         63
         ....................................................... ................................ .................
         Vanguard Stockholders' Closing Documents                Section 4.3(a)                          35
         ....................................................... ................................ .................

         Section 1.3 Usage.

                  (a) Interpretation. In this Agreement, unless a clear contrary intention appears:

                           (i) a reference herein to days shall mean calendar
                  days unless otherwise specified. Any day or deadline or end of a time period hereunder which falls on a day other than a Business Day shall be deemed to refer to the first Business Day following such day or deadline or end of the time period, as the case may be;

                           (ii) a reference in this Agreement to an article,
                  section, exhibit or schedule shall mean an article or section of, or exhibit or schedule attached to, this Agreement, as the case may be. Article and section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement;

                           (iii) a reference to any Legal Requirement means such
                  Legal Requirement as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Legal Requirement means that provision of such Legal Requirement from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                           (iv) the word "including" means without limitation;
                  the word "or" is not exclusive and is used in the inclusive sense of "and/or"; and the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole;

                           (v) a reference to document, instrument or agreement
                  shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and

                           (vi) all words used in this Agreement will be
                  construed to be of such gender or number as the circumstances require.

                  (b) Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

                  (c) Legal Representation of the Parties. This Agreement was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against a party shall not apply to any construction or interpretation hereof.

                                   ARTICLE 2

                    CONSUMMATION OF THE EXCHANGE TRANSACTION

         Section 2.1 The Exchange Transaction. The Authorized Representative hereby agrees, with respect to the Vanguard Capital Stock he holds in the amount set forth next to his name on Exhibit A hereto and for and on behalf of each of the other Vanguard Stockholders with respect to the Vanguard Common Stock each of them holds in the amounts set forth next to their names on Exhibit A hereto, by the powers granted to him in the Custody Agreement, to assign, transfer and deliver to TACT, all of the Transferred Vanguard Shares, and TACT agrees to acquire such Transferred Vanguard Shares by issuing and delivering to the Vanguard Stockholders or their designees in exchange therefor 6,312,796 of the Exchange Shares and delivering 1,000,000 of the Exchange Shares to the Escrow Agent to be held pursuant to the terms and conditions of the Escrow Agreement.

         Section 2.2 Issuance of Exchange Shares. Based on the Exchange Ratio, as a result of the Closing, each Vanguard Stockholder is entitled to receive, in exchange for his or its portion of the Transferred Vanguard Shares, that number of Exchange Shares that is set forth opposite such Vanguard Stockholder's name on Exhibit A hereto (assuming that none of the Escrow Shares are returned to TACT for cancellation in accordance with Section 3 of the Escrow Agreement).

         Section 2.3 Closing. The closing of the Exchange Transaction (the "Closing") provided for in this Agreement will take place (a) at the offices of McGuireWoods LLP, 1345 Avenue of the Americas, 7th Floor, New York, NY 10105, at 10:00 a.m. (local time) on the third Business Day following the date on which the last of the conditions set forth in ARTICLE 9 and ARTICLE 10 have been satisfied or waived by the party entitled to waive the same, or (b) at such other time, place and date (if any) to which the parties may mutually agree (the "Closing Date").

         Section 2.4 Closing Obligations. At the Closing:

                  (a) The Authorized Representative will deliver to TACT:

                           (i) certificates representing the Vanguard Capital
                  Stock, duly endorsed (or accompanied by duly executed stock powers), with signatures guaranteed by a commercial bank or trust company or by a member firm of a national securities exchange, in proper form for transfer to TACT with all required stock transfer stamps affixed or provided for;

                           (ii) a certificate executed by the Chief Executive
                  Officer or President of Vanguard representing and warranting to TACT that each of the representations and warranties of Vanguard and its Subsidiaries in this Agreement was accurate in all material respects as of the date of this Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date (giving full effect to any supplements to the Vanguard Disclosure Schedule that were delivered by Vanguard to TACT prior to the Closing Date in accordance with Section 6.5); provided, that any representation or warranty that is qualified by materiality by its terms shall be accurate in all respects as of the date of this Agreement and as of the Closing Date;

                           (iii) duly executed counterparts of any report,
                  schedule or filing required to be filed with the SEC by any Vanguard Stockholder in connection with the Exchange Transaction or the other Contemplated Company Transactions; and

                           (iv) duly executed counterparts of the Escrow
                  Agreement.

                  (b) TACT will deliver to Vanguard Stockholders:

                           (i) 6,312,796 of the Exchange Shares;

                           (ii) a certificate executed by the Chief Executive
                  Officer or President of TACT to the effect that each of TACT's representations and warranties in this Agreement was accurate in all material respects as of the date of this Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date, (giving full effect to any supplements to the TACT Disclosure Schedule that were delivered by TACT to Vanguard prior to the Closing Date, in accordance with Section 7.5); provided, that any representation or warranty that is qualified by materiality by its terms shall be accurate in all respects as of the date of this Agreement and as of the Closing Date; and

                           (iii) duly executed counterparts of the Escrow
                  Agreement.

                  (c) Vanguard will deliver to the Vanguard Stockholders and TACT a written statement signed by an officer of Vanguard, dated as of the Closing Date, to the effect that (a) the Transferred Vanguard Shares do not constitute a "U.S. real property interest" within the meaning of Section 897 of the Code and (b) Vanguard has filed a notice with the IRS to such effect (in compliance with Treas. Reg. ss. 1.897-2(h)(2)).

                  (d) TACT will deliver 1,000,000 shares to the Escrow Agent.

                  (e) TACT, Vanguard and the Vanguard Stockholders will each pay its respective fees and expenses as provided in Section 13.1.

                                   ARTICLE 3

           REPRESENTATIONS AND WARRANTIES OF THE VANGUARD STOCKHOLDERS

         The Vanguard Stockholders (other than Berenson) represent and warrant to TACT as follows:

         Section 3.1 Organization and Good Standing.

                  (a) Item 3.1(a) of the Vanguard Disclosure Schedule contains a complete and accurate list for each Vanguard Company of its name, its jurisdiction of incorporation, other jurisdictions in which it is authorized to do business, and its capitalization (including the identity of each stockholder and the number of shares held by each). Each Vanguard Company is a corporation or other business entity having a separate legal identity from the owners of its equity securities, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has all requisite corporate power and authority to conduct its business as it is now being conducted, and as proposed to be conducted to own or use the properties and assets that it purports to own or use, and to perform all of its obligations under Applicable Contracts. Each Vanguard Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except where the failure to qualify would not have a Material Adverse Effect.

                  (b) Vanguard has delivered to TACT true and complete copies of the Organizational Documents of each Vanguard Company as currently in effect.

         Section 3.2 No Conflict; No Consent; Enforceability.

                  (a) Except as set forth in Item 3.2(a) of the Vanguard Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time or both):

                           (i) Breach (A) any provision of the Organizational
                  Documents of the Vanguard Companies, or (B) any resolution adopted by the board of directors or the shareholders of any Vanguard Company;

                           (ii) Breach or give any Governmental Body or other
                  Person the right to challenge any of the Contemplated Company Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any Vanguard Company or any Vanguard Stockholder, or any of the assets owned or used by any Vanguard Company, may be subject;

                           (iii) contravene, conflict with, or result in a
                  violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by any Vanguard Company or that otherwise relates to the business of, or any of the assets owned or used by, any Vanguard Company;

                           (iv) cause any Vanguard Company to become subject to,
                  or to become liable for the payment of, any Tax;

                           (v) cause any of the assets owned by any Vanguard
                  Company to be reassessed or revalued by any taxing authority or other Governmental Body;

                           (vi) Breach, conflict with or result in any material
                  violation of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; or

                           (vii) result in the imposition or creation of any
                  Encumbrance upon or with respect to any of the assets owned or used by any Vanguard Company.

                  (b) Except as set forth in Item 3.2(b) of the Vanguard Disclosure Schedule, no Vanguard Company is or will be required to give any notice to or obtain any Consent from any Person or Governmental Body in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

                  (c) This Agreement constitutes the legal, valid and binding obligation of Vanguard, enforceable against it in accordance with its terms. Upon the execution and delivery of the Escrow Agreement and each other agreement to be executed and delivered by Vanguard at the Closing, each of such agreements will constitute the legal, valid and binding obligation of Vanguard, enforceable against it in accordance with their respective terms. Vanguard has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and such action has been duly authorized by all necessary action by Vanguard's stockholders and board of directors.

         Section 3.3 Books and Records. The books of account, minute books, stock record books and other records of the Vanguard Companies, all of which have been made available to TACT, are complete and correct and have been maintained in accordance with sound business practices and the requirements of
Section 13(b)(2) of the Exchange Act (regardless of whether the Vanguard Companies are subject to that provision), including the maintenance of an adequate system of internal controls. The minute books of the Vanguard Companies contain accurate and complete records of all meetings held of, and corporate actions taken by, the stockholders, the boards of directors and committees of the board of directors of the Vanguard Companies. At the Closing, all of those books and records will be in the possession of the Vanguard Companies.

         Section 3.4 Capitalization.

                  (a) The authorized capital stock of Vanguard consists of 10,000 shares of common stock, without par value, 1,000 of which have been designated Series A Voting Stock, all of which are issued and outstanding, and 9,000 of which have been designated Series B Non-Voting Stock, all of which are issued and outstanding, and together, such shares constitute the Vanguard Capital Stock. The Vanguard Stockholders are and will be on the Closing Date the record and beneficial owners and holders of all of the issued and outstanding Vanguard Capital Stock as set forth in Exhibit A, free and clear of all Encumbrances. With the exception of the Vanguard Capital Stock (which is owned by the Vanguard Stockholders), except as set forth in Item 3.4(a) of the Vanguard Disclosure Schedule, all of the outstanding capital stock and other securities of each Vanguard Company are owned of record and beneficially by one or more Vanguard Companies, free and clear of all Encumbrances. No legend or other reference to any purported Encumbrance appears on any certificate representing capital stock of any Vanguard Company.

                  (b) All of the outstanding shares of capital stock of each Vanguard Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in Item 3.4(b) of the Vanguard Disclosure Schedule, there are no Contracts relating to the issuance, sale, transfer or voting of any capital stock or other securities of any Vanguard Company. None of the outstanding equity securities or other securities of any Vanguard Company was issued in violation of the Securities Act or any other Legal Requirement.

                  (c) No Vanguard Company owns, or has any right or Contract to acquire, any capital stock or other securities of any Person (other than Vanguard Companies) or any direct or indirect equity or ownership interest in any other business.

                  (d) Castor has no material assets other than the 4,892,900 shares of Vanguard Info-Solutions Ltd. registered in its name.

         Section 3.5 Financial Statements. The Vanguard Stockholders have delivered to TACT: (a) an audited consolidated balance sheet of the Vanguard Companies as at December 31, 2001, 2002 and 2003 and the related audited consolidated statements of income, changes in stockholders' equity, and cash flow for the fiscal years then ended (including the notes thereto, the "Year-End Financial Statements"), together with the report thereon of Mercadian, PC (the "Certifying Accountants"), independent certified public accountants, and (b) an audited consolidated balance sheet of the Vanguard Companies as at July 31, 2004 (the "Interim Balance Sheet") and the related audited consolidated statements of income, changes in stockholders' equity and cash flow for the seven months then ended, and the related consolidating financial statements for the seven months then ended, including the notes thereto, together with the report of the Certifying Accountants (the "Interim Financial Statements"). The Year-End Financial Statements and the Interim Financial Statements (collectively, the "Historical Financial Statements") fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flows of the Vanguard Companies as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP. The Historical Financial Statements reflect consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. The Historical Financial Statements have been prepared from and are in accordance with the accounting books and records of the Vanguard Companies. Vanguard has also delivered to TACT copies of all letters to Vanguard's board of directors or the audit committee thereof during the thirty-six months preceding the execution of this Agreement, together with copies of all responses thereto, from the Certifying Accountants and any other independent public accountants engaged by Vanguard. No financial statements of any Person other than the Vanguard Companies are required by GAAP to be included in the consolidated financial statements of TACT.

         Section 3.6 No Undisclosed Liabilities. Except as set forth in Item 3.6 of the Vanguard Disclosure Schedule, the Vanguard Companies have no Liability except for Liabilities reflected or reserved against the Interim Balance Sheet and current liabilities incurred in the Ordinary Course of Business since the respective dates thereof. There were no material loss contingencies (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March, 1975 ("FAS No. 5")) which were not adequately provided for on the Interim Balance Sheet, respectively, as required by FAS No. 5, with the result that the Interim Balance Sheet, as the case may be, did not fairly present the financial condition of the Vanguard Companies in accordance with GAAP at the respective dates thereof. Castor has no material Liabilities.

         Section 3.7 No Material Adverse Change. Except as set forth in Item
3.7 of the Vanguard Disclosure Schedule, since the date of the Interim Balance Sheet, there has not been any material adverse change in the business, condition (financial or otherwise), assets, properties, operations, results of operations, prospects, affairs or Liabilities of any Vanguard Company, and no event has occurred or circumstance exists that may result in such a Material Adverse Effect.

         Section 3.8 Absence of Certain Changes or Events. Except as set forth in Item 3.8 of the Vanguard Disclosure Schedule, since the date of the Interim Balance Sheet, the Vanguard Companies have conducted their businesses only in the Ordinary Course of Business and there has not been any:

                  (a) change in any Vanguard Company's authorized or issued capital stock or debt securities; grant of any stock option or right to purchase shares of capital stock of any Vanguard Company; issuance of any security convertible into capital stock of any Vanguard Company or any debt security; grant of any registration rights; purchase, redemption, retirement, or other acquisition by any Vanguard Company of any shares of any such capital stock; or declaration of payment of any dividend or other distribution or payment in respect of shares of capital stock;

                  (b) amendment or change to the Organizational Documents of any Vanguard Company;

                  (c) payment or increase by any Vanguard Company of any bonuses, salaries, or other compensation to any stockholder, director, officer, or (except in the Ordinary Course of Business) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

                  (d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, severance, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of any Vanguard Company;

                  (e) damage to or destruction or loss of any asset or property of any Vanguard Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of the Vanguard Companies, taken as a whole;

                  (f) entry into, termination of, or receipt of notice of termination of (i) any customer, license, distributorship, dealer, sales representative, joint venture, credit, or other similar agreement, or (ii) any Contract or transaction involving a total remaining commitment by or to any Vanguard Company of at least $50,000;

                  (g) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of any Vanguard Company or mortgage, pledge, or imposition of any lien or other Encumbrance on any material asset or property of any Vanguard Company, including the sale, lease, or other disposition of any of the Intellectual Property Assets;

                  (h) cancellation or waiver of any claims or rights with a value to any Vanguard Company in excess of $50,000;

                  (i) except as required by GAAP, a revaluation of any of the assets or material change in the accounting methods, principles or practices used by any Vanguard Company or any change in depreciation or amortization policies or rates theretofore adopted;

                  (j) creation, assumption, guarantee or incurrence of any Liability equal to or in excess of $50,000, individually or in the aggregate;

                  (k) payment, discharge or satisfaction of any Encumbrance or Liability or any cancellation of any material debts or claims or any amendment, termination or waiver of any rights of material value;

                  (l) premature termination of, or written indication of an intention to prematurely terminate or not renew, any material contract, license, commitment or other Contract;

                  (m) making of any loan, advance or capital contribution to or investment in any Person or the engagement in any transaction with any employee, officer, director or securityholder of any Vanguard Company, other than advances to employees in the Ordinary Course of Business for travel and similar business expenses;

                  (n) any change in the manner in which any Vanguard Company extends discounts or credit to customers or otherwise deals with customers;

                  (o) any termination of employment of any officer or employee or any expression of intention by any officer or employee to resign from such office or employment;

                  (p) any labor dispute or any union organizing campaign;

                  (q) the filing or other commencement of any litigation or other Proceeding by or against any Vanguard Company before any Governmental Body; or

                  (r) any agreement, understanding, authorization or proposal, whether in writing or otherwise, for any Vanguard Company to take any of the actions specified in items (a) through (q) above.

         Section 3.9 Taxes.

                  (a) The Vanguard Companies have filed or caused to be filed on a timely basis all Tax Returns that are or were required to be filed by or with respect to any of them, either separately or as a member of a group of corporations, pursuant to applicable Legal Requirements. Vanguard has delivered to TACT copies of, and Item 3.9(a) of the Vanguard Disclosure Schedule contains a complete and accurate list of, all such Tax Returns filed since January 1, 2001. The Vanguard Companies have paid, or made provision for the payment of, all Taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by any Vanguard Company, except such Taxes, if any, as are listed in Item 3.9(a) of the Vanguard Disclosure Schedule and are being contested in good faith and as to which adequate reserves have been provided in the Interim Balance Sheet.

                  (b) The charges, accruals, and reserves with respect to Taxes on the respective books of each Vanguard Company are adequate and are at least equal to that Vanguard Company's liability for Taxes (including Taxes for which Tax Returns are not yet required to be filed). There exists no proposed tax assessment against any Vanguard Company except as disclosed in the Interim Balance Sheet or in Item 3.9(b) of the Vanguard Disclosure Schedule.

                  (c) No Vanguard Company is a party to any agreement extending the time within which to file any Tax Return. Except as described in Item 3.9(c) of the Vanguard Disclosure Schedule, no Vanguard Stockholder or Vanguard Company has given or been requested to give waivers or extensions (or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of any Vanguard Company or for which any Vanguard Company may be liable.

                  (d) No Vanguard Company has Knowledge that any claim has been made by any state or governmental jurisdiction in which any Vanguard Company has not filed Tax Returns that such Vanguard Company is or may be subject to taxation by, or is or may be liable for Taxes due to, such state or governmental jurisdiction.

                  (e) All Taxes that any Vanguard Company is or was required by Legal Requirements to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

                  (f) The United States federal and state income Tax Returns of each Vanguard Company subject to such Taxes are closed by the applicable statute of limitations for all taxable years through December 31, 2000. Item 3.9(f) of the Vanguard Disclosure Schedule contains a complete and accurate list of all audits of all Tax Returns not closed by the applicable statute of limitations, including a reasonably detailed description of the nature and outcome of each audit (if the audit has been concluded). All deficiencies proposed as a result of such audits have been paid, reserved against, settled, or, as described in
Item 3.9(f)of the Vanguard Disclosure Schedule, are being contested in good faith by appropriate proceedings.

                  (g) All Tax Returns filed by (or that include on a consolidated basis) any Vanguard Company are true, correct, and complete. There is no tax sharing agreement that will require any payment by any Vanguard Company (to a Person other than another Vanguard Company) after the date of this Agreement.

                  (h) No Vanguard Company is an S corporation or a "qualified subchapter S subsidiary" within the meaning of Code Section 1361(b)(3)(B). For each of 2001, 2002 and 2003, Vanguard was a validly electing S corporation within the meaning of Code Section 1361 and 1362 (and applicable provisions of state law in each jurisdiction in which Vanguard is subject to Tax).

                  (i) No withholding is required by TACT under Section 1445 of the Code in connection with the Contemplated Transactions.

                  (j) No Vanguard Company is liable for the Taxes of another Person (other than another Vanguard Company) under (a) Treas. Reg. ss.1.1502-6 (or comparable provisions of state, local or foreign Law), (b) as a transferee or successor, or (c) by contract, indemnity or otherwise. No Vanguard Company has made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under Section 280G of the Code. No Vanguard Company will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in ss.7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); or (iii) installment sale made prior to the Closing.

         Section 3.10 Accounts and Notes Receivable. All trade accounts receivable and other rights to payment from customers of the Vanguard Companies, including the full benefit of all security for such accounts or rights to payment, together with all other accounts or notes receivable of the Vanguard Companies and the full benefit of all security for such accounts or notes, as well as any claim, remedy or other right related to any of the foregoing, that are reflected on the Interim Balance Sheet or on the accounting records of the Vanguard Companies as of the Closing Date (collectively, the "Accounts Receivable") represent or will represent valid obligations arising from sales actually made or services actually performed in the Ordinary Course of Business. Except to the extent paid prior to the Closing Date, such Accounts Receivable are or will be as of the Closing Date current and collectible net of the respective reserves shown on the Interim Balance Sheet (which reserves are adequate and calculated consistent with past practice). There is no contest, claim, defense or right of setoff, other than returns in the Ordinary Course of Business of the Vanguard Companies under any Contract with any account debtor of an Account Receivable relating to the amount or validity of such Account Receivable.

         Section 3.11 Title to Properties; Encumbrances.

                  (a) Item 3.11(a) of the Vanguard Disclosure Schedule contains a complete and accurate list of all real property, leaseholds, or other interest in real property owned by any Vanguard Company. Vanguard has made available for inspection by TACT and its counsel complete copies of each real property lease to which any Vanguard Company is a party. The Vanguard Companies are in compliance with all material terms of each such real property lease, and to the Knowledge of the Vanguard Companies, there exists no default or event which, with notice or the passage of time, would constitute an event of default thereunder.

                  (b) Vanguard has delivered or made available to TACT copies of the deeds and other instruments (as recorded) by which the Vanguard Companies own or lease real property and interests, and copies of all title insurance policies, opinions, abstracts, and surveys in the possession of the Vanguard Companies and relating to such real property or interests. Except as set forth in Item 3.11(b) of the Vanguard Disclosure Schedule, the Vanguard Companies own (with good and marketable title in the case of real property, subject only to the matters permitted by the following sentence) all the properties and assets (whether real, personal, or mixed and whether tangible or intangible) that they purport to own, including all of the properties and assets reflected in the Interim Balance Sheet (except for personal property sold since the date of the Interim Balance Sheet, as the case may be, in the Ordinary Course of Business), and all of the properties and assets purchased or otherwise acquired by the Vanguard Companies since the date of the Interim Balance Sheet (except for personal property of the Vanguard Companies sold since the date of the Interim Balance Sheet in the Ordinary Course of Business and consistent with past practice), which subsequently purchased properties and assets (other than inventory and short-term investments) are listed in Item 3.11(b) of the Vanguard Disclosure Schedule.

                  (c) All material properties and assets reflected in the Interim Balance Sheet are owned free and clear of all Encumbrances and are not, in the case of real property, subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except, with respect to all such properties and assets, (a) mortgages or security interests shown on the Interim Balance Sheet or in Item 3.11(b) of the Vanguard Disclosure Schedule as securing specified liabilities or obligations, with respect to which no default (or event that, with notice or lapse or time or both, would constitute a default) exists, (b) mortgages or security interests incurred in connection with the purchase of property or assets after the date of the Interim Balance Sheet (such mortgages and security interests being limited to the property or assets of Vanguard) or in Item 3.11(b) of the Vanguard Disclosure Schedule, with respect to which no default (or event that, with notice or lapse of time or both, would constitute a default) exists, (c) Liens for current taxes not yet due and payable, and (d) with respect to real property
(i) minor imperfections of title, if any, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of any Vanguard Company, and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

         Section 3.12 Condition and Sufficiency of Assets. The buildings, plants, structures, and equipment of the Vanguard Companies are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, or equipment is in need of maintenance or repair except for ordinary, routine maintenance and repairs that are not material in nature or cost. The building, plants, structures, and equipment of the Vanguard Companies are sufficient for the continued conduct of the Vanguard Companies' businesses after the Closing in substantially the same manner as conducted prior to the Closing.

         Section 3.13 Intellectual Property.

                  (a) The term "Intellectual Property Assets" means all intellectual property owned or licensed (as licensor or licensee) by the Vanguard Companies in which any Vanguard Company has a proprietary interest (as owner, licensor or licensee), including:

                           (i) the name of each Vanguard Company, all assumed
                  fictional business names, trade names, registered and unregistered trademarks, service marks and applications (collectively, "Marks");

                           (ii) all patents, patent applications and inventions
                  and discoveries that may be patentable (collectively, "Patents");

                           (iii) all know-how, trade secrets, confidential or
                  proprietary information, customer lists, Software, technical information, data, process technology, plans, drawings and blue prints (collectively, "Trade Secrets");

                           (iv) all copyrightable subject matter relating to
                  computer software or printed or electronic publications or materials ("Copyrights"); and

                           (v) all rights in internet web sites, internet domain
                  names and Class B IP addresses presently used by any Vanguard Company (collectively "Net Names").

                  (b) Item 3.13(b) of the Vanguard Disclosure Schedule contains a complete and accurate list and summary description, including any royalties paid or received by the Vanguard Companies, of all Applicable Contracts relating to the Intellectual Property Assets, including all software licenses and related maintenance contracts but excluding any license implied by the sale of a product and perpetual, paid-up licenses for commonly available off-the-shelf Software programs with a value of less than $5,000 under which a Vanguard Company is the licensee. There are no outstanding and, to the Knowledge of the Vanguard Companies and the Vanguard Stockholders, no threatened disputes or disagreements with respect to any such Contract or with respect to any Intellectual Property Assets used by the Vanguard Companies in their businesses.

                  (c) Except as set forth in Item 3.13(c) of the Vanguard Disclosure Schedule, no Contract listed or required to be listed in Section 3.13(b) of the Vanguard Disclosure Schedule contains any provision related to a change of control or other circumstance that would cause the terms of any such Contract to become invalid, terminate or otherwise change as a result of any of the Contemplated Transactions.

                  (d) The Intellectual Property Assets are all those necessary for the operation of businesses of the Vanguard Companies as currently conducted. One or more of the Vanguard Companies is the owner or licensee of all right, title and interest in and to each of the Intellectual Property Assets, free and clear of all Encumbrances, and has the right to use without payment to a Third Party all of the Intellectual Property Assets.

                  (e) Item 3.13(e) of the Vanguard Disclosure Schedule contains a complete and accurate list and summary description of all Patents.

                           (i) All of the issued Patents are currently in
                  compliance with formal legal requirements (including payment of filing, examination and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date.

                           (ii) Except as set forth in Item 3.13(e) of the
                  Vanguard Disclosure Schedule, (A) no Patent is infringed or, to the Knowledge of the Vanguard Companies and the Vanguard Stockholders, has been challenged or threatened in any way, and (B) none of the products manufactured or sold, nor any process or know-how used, nor any services offered or performed by any Vanguard Company infringes or is alleged to infringe any patent or other proprietary right of any other Person.

                           (iii) All products made, used or sold under the
                  Patents have been marked with the proper patent notice to the extent feasible.

                           (iv) Except as set forth in Item 3.13(e) of the
                  Vanguard Disclosure Schedule, the Vanguard Companies own all right, title and interest in the Patents and there are no Encumbrances on the Patents.

                  (f) Item 3.13(f) of the Vanguard Disclosure Schedule contains a complete and accurate list and summary description of all Marks.

                           (i) Except as set forth in Item 3.13(f)(i) of the
                  Vanguard Disclosure Schedule, all Marks have been registered with the United States Patent and Trademark Office, are currently in compliance with all formal Legal Requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable and are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date.

                           (ii) Except as set forth in Item 3.13(f)(ii) of the
                  Vanguard Disclosure Schedule, no Mark has been or is now involved in any opposition, invalidation or cancellation Proceeding and, to the Knowledge of the Vanguard Companies and the Vanguard Stockholders, no such action is threatened with respect to any of the Marks.

                           (iii) To the Knowledge of the Vanguard Companies and
                  the Vanguard Stockholders, none of the Vanguard Companies are using any term, mark, name or designation that infringes or presents a likelihood of confusion with the name, Mark or designation of any other Person.

                           (iv) No Mark is infringed or, to the Knowledge of the
                  Vanguard Companies and the Vanguard Stockholders, has been challenged or threatened in any way. None of the Marks used by any Vanguard Company infringes or is alleged to infringe any trade name, trademark or service mark of any other Person.

                           (v) All products and materials containing a Mark bear
                  the proper federal registration notice where permitted by law.

                           (vi) Except as set forth on Item 3.13(f) of the
                  Vanguard Disclosure Schedule the Vanguard Companies own all right, title and interests in the Marks and there are no Encumbrances on the Marks.

                  (g) With respect to each Trade Secret:

                           (i) The documentation relating to such Trade Secret
                  is current, accurate and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual.

                           (ii) Each Vanguard Company has taken all reasonable
                  precautions to protect the secrecy, confidentiality and value of its Trade Secrets (including the enforcement by the Vanguard Companies of a policy requiring each employee or contractor to execute proprietary information and confidentiality agreements substantially in its standard form, and all current and former employees and contractors of Vanguard Stockholder have executed such an agreement).

                           (iii) One or more of the Vanguard Companies has good
                  title to and an absolute right (but not necessarily exclusive within the Vanguard Companies, but exclusive as to other Third Parties) to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature and, to the Knowledge of the Vanguard Companies and the Vanguard Stockholders, have not been used, divulged or appropriated either for the benefit of any Person (other than one or more of the Vanguard Companies) or to the detriment of the Vanguard Companies. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way or infringes any intellectual property right of any other Person.

                  (h) Item 3.13(h) of the Vanguard Disclosure Schedule contains a complete and accurate list and summary description of all Net Names.

                           (i) All Net Names have been registered in the name of
                  one or more of the Vanguard Companies and are in compliance with all formal Legal Requirements.

                           (ii) No Net Name has been or is now involved in any
                  dispute, opposition, invalidation or cancellation Proceeding and, to the Knowledge of the Vanguard Companies and the Vanguard Stockholders, no such action is threatened with respect to any Net Name.

                           (iii) To the Knowledge of the Vanguard Companies and
                  the Vanguard Stockholders, there is no domain name application pending of any other Person which would or would potentially interfere with or infringe any Net Name.

                           (iv) No Net Name is infringed or, to the Knowledge of
                  the Vanguard Companies and the Vanguard Stockholders, has been challenged, interfered with or threatened in any way. No Net Name infringes, interferes with or is alleged to interfere with or infringe the trademark, copyright or domain name of any other Person.

                  (i) With respect to each Copyright:

                           (i) One or more of the Vanguard Companies has good
                  title to and an absolute right (but not necessarily exclusive within the Vanguard Companies, but exclusive as to other Third Parties) to use the Copyrights, except as set forth on Item 3.13(i) of the Vanguard Disclosure Schedule. To the Knowledge of the Vanguard Companies and the Vanguard Stockholders, the Copyrights have not been used or appropriated for the benefit of any other Person other than one or more of the Vanguard Companies except to the extent licensed to a Third Party as identified on Item 3.13(i) of the Vanguard Disclosure Schedule. No Copyright is subject to any adverse claim or has been challenged or threatened in any way or infringes any intellectual property right of any other Person.

                           (ii) Item 3.13(1) of the Vanguard Disclosure Schedule
                  contains a complete and accurate list and summary description of all Copyrights material to the business of the Vanguard Companies as presently conducted.

                           (iii) Except as set forth on Item 3.13(i) of the
                  Vanguard Disclosure Schedule, the Vanguard Companies own all right, title and interest in the Copyrights and there are no Encumbrances on the Copyrights.

         Section 3.14 Contracts; No Defaults.

                  (a) Item 3.14(a) of the Vanguard Disclosure Schedule contains an accurate and complete list, and the Vanguard Stockholders have delivered to TACT accurate and complete copies, of:

                           (i) each Applicable Contract that involves the
                  payment of money, performance of services or delivery of goods or materials by one or more Vanguard Companies of an amount or value in excess of $50,000;

                           (ii) each Applicable Contract that involves
                  performance of services or delivery of goods or materials to one or more Vanguard Companies of an amount or value in excess of $50,000;

                           (iii) each Applicable Contract that was not entered
                  into in the Ordinary Course of Business and that involves expenditures or receipts of one or more Vanguard Companies in excess of $50,000;

                           (iv) each Applicable Contract affecting the ownership
                  of, leasing of, title to, use of, or any leasehold or other interest in any real or personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $50,000 and with a term of less than one year);

                           (v) each Applicable Contract with any labor union or
                  other employee representative of a group of employees relating to wages, hours and other conditions of employment;

                           (vi) each Applicable Contract (however named)
                  involving a sharing of profits, losses, costs or liabilities by any one or more Vanguard Companies with any other Person;

                           (vii) each Applicable Contract containing covenants
                  that in any way purport to restrict any Vanguard Company's business activity or limit the freedom of any Vanguard Company to engage in any line of business or to compete with any Person;

                           (viii) each Applicable Contract providing for
                  payments to or by any Person based on sales, purchases or profits, other than direct payments for goods;

                           (ix) each power of attorney of any Vanguard Company
                  that is currently effective and outstanding;

                           (x) each Applicable Contract entered into other than
                  in the Ordinary Course of Business that contains or provides for an express undertaking by any one or more Vanguard Companies to be responsible for consequential damages;

                           (xi) each Applicable Contract for capital
                  expenditures in excess of $50,000;

                           (xii) each written warranty, guaranty and/or other
                  similar undertaking with respect to contractual performance extended by any one or more Vanguard Companies other than in the Ordinary Course of Business;

                           (xiii) any Applicable Contract for the development,
                  modification or enhancement of computer software products;

                           (xiv) any Applicable Contract that is a license
                  (whether as licensor or licensee), or sublicense, royalty, permit, franchise agreement, including, without limitation, any agreement pursuant to which any Vanguard Company licenses any Intellectual Property Assets or licenses or delivers any of its software or other products and services to any Third Party (other than ordinary course licenses to end-users);

                           (xv) Applicable Contract that provides for the
                  employment of any officer, employee, consultant or agent or any other type of Contract, commitment or understanding with any officer, employee, consultant or agent which (except as otherwise generally provided by applicable law) is not immediately terminable without cost or other Liability at or at any time after the Closing Date;

                           (xvi) Applicable Contract that provides for any
                  profit-sharing, bonus, stock option, stock appreciation right, pension, retirement, disability, stock purchase, hospitalization, insurance or similar plan or agreement, formal or informal, providing benefits to any current or former director, officer, employee, agent or consultant;

                           (xvii) any Applicable Contract that is a material
                  indenture, mortgage, promissory note, loan agreement, guarantee or other material agreement or commitment for the borrowing of money, for a line of credit or for a leasing transaction of a type required to be capitalized in accordance with Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board;

                           (xviii) each Applicable Contract that is a material
                  agreement, instrument or other arrangement granting or permitting any Encumbrance on any of the properties, assets or rights of any Vanguard Company;

                           (xix) each Applicable Contract that is a contract or
                  commitment for charitable contributions;

                           (xx) each Applicable Contract that is an agreement or
                  contract with a "disqualified individual" (as defined in Section 280G(c) of the Code), which could result in a disallowance of the deduction for any "excess parachute payment" (as defined in Section 280G(b)(i) of the Code) under
                  Section 280G of the Code;

                           (xxi) each Applicable Contract that restricts any
                  Vanguard Company from engaging in any aspect of its business or competing in any line of business in any geographic area;

                           (xxii) any other Applicable Contract that is material
                  to any Vanguard Company; and

                           (xxiii) each amendment, supplement and modification,
                  and each agreement to enter into any such amendment, supplement or modification (whether oral or written), in respect of any of the foregoing.

                  (b) Except as set forth in Item 3.14(b) of the Vanguard Disclosure Schedule, no Vanguard Stockholder (and no Related Person of any Vanguard Stockholder) has or may acquire any rights under, and no Vanguard Stockholder has or may become subject to any obligation or liability under, any Contract that relates to the business or any of the properties or assets owned or used by any Vanguard Company.

                  (c) To the Knowledge of the Vanguard Companies and the Vanguard Stockholders, no officer, director, agent, employee, consultant or contractor of any Vanguard Company is bound by any Contract that purports to limit the ability of such Person to (i) engage in or continue any conduct, activity or practice relating to the business of any Vanguard Company, or (ii) assign to any Vanguard Company or to any other Person any rights to any invention, improvement or discovery.

                  (d) Except as set forth in Item 3.14(d) of the Vanguard Disclosure Schedule, each Contract identified or required to be identified in
Section 3.14(a) of the Vanguard Disclosure Schedule is in full force and effect and is valid and enforceable in accordance with its terms.

                  (e) Except as set forth in Item 3.14(e)of the Vanguard Disclosure Schedule, and other than with regard to any Applicable Contract, the termination of which would not, individually or in the aggregate, have a Material Adverse Effect on the Vanguard Companies:

                           (i) Each Vanguard Company is in compliance with all
                  applicable terms and requirements of each Contract under which such Vanguard Company has or had any obligation or Liability or by which such Vanguard Company or any of the assets owned or used by such Vanguard Company is or was bound;

                           (ii) each other Person that has or had any obligation
                  or Liability under any Contract under which any Vanguard Company has or had any rights is in compliance with all applicable terms and requirements of such Contract;

                           (iii) no event has occurred or circumstance exists
                  that (with or without notice or lapse of time or both) may contravene, conflict with or result in a Breach of, or give any Vanguard Company or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or payment under, or to cancel, terminate or modify, any Applicable Contract; and

                           (iv) no Vanguard Company has given to or received
                  from any other Person, any notice or other communication (whether oral or written) regarding any actual, alleged, possible or potential violation or Breach of, or default under, any Contract.

                  (f) There are no renegotiations of, attempts to renegotiate or outstanding rights to renegotiate any material amounts paid or payable to any Vanguard Company under current or completed Applicable Contracts with any Person having the contractual or statutory right to demand or require such renegotiation and no such Person has made written demand for such renegotiation.

                  (g) Each Contract relating to the provision of services to which any Vanguard Company is a party has been entered into in the Ordinary Course of Business of such Vanguard Company and has been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.

         Section 3.15 Employees.

                  (a) [Intentionally omitted.]

                  (b) There are no retired employees or directors of the Vanguard Companies who are scheduled to receive benefits in the future.

                  (c) No officer, director, employee, agent, consultant or contractor of any Vanguard Company is bound by any Contract that purports to limit the ability of such officer, director, employee, agent, consultant or contractor (i) to engage in or continue or perform any conduct, activity, duties or practice relating to the business of the Vanguard Companies, or (ii) to assign to any Vanguard Company or to any other Person any rights to any invention, process, improvement, or discovery. No former or current employee of any Vanguard Company is a party to, or is otherwise bound by, any Contract that in any way adversely affected, affects, or will affect the ability of the Vanguard Companies to conduct their businesses as heretofore conducted by them and as proposed to be conducted. Each individual intended to be an independent contractor of any Vanguard Company has been properly designated and treated as such.

                  (d) No employee or consultant of any Vanguard Company whose services are material to any Vanguard Company has informed any officer of any Vanguard Company that such employee or consultant will terminate his or her employment or engagement.

         Section 3.16 Labor Relations; Compliance.

                  (a) Each Vanguard Company has complied in all respects with all Legal Requirements that are applicable thereto relating to employment practices, terms and conditions of employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining, the payment of social security and similar Taxes and occupational safety and health. No Vanguard Company is liable for the payment of any Taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing Legal Requirements.

                  (b) Except as disclosed in Item 3.16(a) of the Vanguard Disclosure Schedule, (i) no Vanguard Company has been, and is not now, a party to any collective bargaining agreement or other labor contract; (ii) there has not been, there is not presently pending or existing, and to the Knowledge of the Vanguard Companies and the Vanguard Stockholders there is not threatened, any slowdown, work stoppage or employee grievance process involving any Vanguard Company; (iii) to the Knowledge of the Vanguard Companies and the Vanguard Stockholders, no event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute; (iv) there is not pending or, to the Knowledge of the Vanguard Companies and the Vanguard Stockholders, threatened against or affecting any Vanguard Company, any Proceeding relating to the alleged violation of any Legal Requirement pertaining to labor relations or employment matters, and there is no organizational activity or other labor dispute against or affecting any Vanguard Company or the Facilities; (v) no application or petition for an election of or for certification of a collective bargaining agent is pending; and (vi) to the Knowledge of the Vanguard Companies and the Vanguard Stockholders there has been no charge of discrimination filed against or threatened against any Vanguard Company with the Equal Employment Opportunity Commission or similar Governmental Body.

                  (c) No Vanguard Company is delinquent in payments to any of its employees or consultants for any wages, salaries, commissions, bonuses or other direct compensation for any services performed by them to date or amounts required to be reimbursed to such employees or consultants,

         Section 3.17 Employee Plans.

                  (a) For purposes of this Section 3.17, references to Employee Plans are references to Employee Plans of the Vanguard Companies.

                  (b) Item 3.17(b) of the Vanguard Disclosure Schedule provides a complete and correct list of all Employee Plans for the Vanguard Companies, identifying each Employee Plan that is (i) a "defined benefit plan" within the meaning of Section 3(35) of ERISA (a "Defined Benefit Plan"), (ii) a plan intended to meet the requirements of Section 401(a) of the Code, (iii) a "multi-employer plan" within the meaning of Section 3(37) of ERISA, or (iv) a plan subject to Title IV of ERISA other than a multi-employer plan. Item 3.17(a) of the Vanguard Disclosure Schedule also provides a complete and correct list of all ERISA Affiliates of the Vanguard Companies during the last six (6) years.

                  (c) The Vanguard Companies have delivered to TACT true, accurate and complete copies of (i) the documents comprising each Employee Plan (or, with respect to any Employee Plan which is unwritten, a detailed written description of eligibility, participation, benefits, funding arrangements, assets and any other matters which relate to the obligations of each Vanguard Company or any ERISA Affiliate); (ii) all trust agreements, insurance contracts or any other funding instruments related to the Employee Plans; (iii) all rulings, determination letters, no-action letters or advisory opinions from the IRS, the U.S. Department of Labor, the Pension Benefit Guaranty Corporation ("PBGC") or any other Governmental Body that pertain to each Employee Plan and any open requests therefor; (iv) the most recent actuarial and financial reports (audited and/or unaudited) and the annual reports (including Forms 5500 and all schedules thereto) filed with any Government Body with respect to the Employee Plans during the current year and each of the three (3) preceding years; (v) the most recent actuarial valuations and schedule of contributions for each Employee Plan, whether or not filed with a Governmental Body; (vi) all contracts with third-party administrators, actuaries, investment managers, consultants and other independent contractors that relate to any Employee Plan, (vii) with respect to Employee Plans that are subject to Title IV of ERISA, the Form PBGC-1 filed for each of the three (3) most recent plan years; and (viii) all summary plan descriptions, summaries of material modifications and memoranda, employee handbooks and other written communications regarding the Employee Plans.

                  (d) No Vanguard Company has adopted any amendments to, or is considering adopting amendments to, any Employee Plan disclosed or required to be disclosed to TACT pursuant to Section 3.17(a).

                  (e) Except as disclosed in Item 3.17(e) of the Vanguard Disclosure Schedule, full payment has been made of all amounts that are required under the terms of each Employee Plan to be paid as contributions with respect to all periods prior to and including the last day of the most recent fiscal year of such Employee Plan ended on or before the date of this Agreement and all periods thereafter prior to the Closing Date, and no accumulated funding deficiency or liquidity shortfall (as those terms are defined in Section 302 of ERISA and Section 412 of the Code) has been incurred with respect to any such Employee Plan, whether or not waived. The value of the assets of each Employee Plan exceeds the amount of all benefit liabilities (determined, in the case of a Defined Benefit Plan, on a plan termination basis using the actuarial assumptions established by the PBGC as of the Closing Date) of such Employee Plan. No Vanguard Company is required to provide security to an Employee Plan under Section 401(a)(29) of the Code. The funded status of each Employee Plan that is a Defined Benefit Plan is disclosed on Item 3.17(e) of the Vanguard Disclosure Schedule in a manner consistent with the Statement of Financial Accounting Standards No. 87. The Vanguard Companies have paid in full all required insurance premiums, subject only to normal retrospective adjustments in the ordinary course, with regard to the Employee Plans for all policy years or other applicable policy periods ending on or before the Closing Date.

                  (f) Except as disclosed in Item 3.17(f) of the Vanguard Disclosure Schedule, no Employee Plan, if subject to Title IV of ERISA, has been completely or partially terminated, nor has any event occurred nor does any circumstance exist that could result in the partial termination of such Employee Plan. The PBGC has not instituted or threatened a Proceeding to terminate or to appoint a trustee to administer any of the Employee Plans pursuant to Subtitle 1 of Title IV of ERISA, and no condition or set of circumstances exists that presents a material risk of termination or partial termination of any of the Employee Plans by the PBGC. None of the Employee Plans has been the subject of, and no event has occurred or condition exists that could be deemed, a reportable event (as defined in Section 4043 of ERISA) as to which a notice would be required (without regard to regulatory monetary thresholds) to be filed with the PBGC. The Vanguard Companies have paid in full all insurance premiums due to the PBGC with regard to the Employee Plans for all applicable periods ending on or before the Closing Date.

                  (g) No Vanguard Company or any ERISA Affiliate has any liability or has Knowledge of any facts or circumstances that might give rise to any liability, and the Contemplated Transactions will not result in any liability, (i) for the termination of or withdrawal from any Employee Plan under Sections 4062, 4063 or 4064 of ERISA, (ii) for any lien imposed under Section 302(f) of ERISA or Section 412(n) of the Code, (iii) for any interest payments required under Section 302(e) of ERISA or Section 412(m) of the Code, (iv) for any excise tax imposed by Section 4971 of the Code, (v) for any minimum funding contributions under Section 302(c)(11) of ERISA or Section 412(c)(11) of the Code or (vi) for withdrawal from any multi-employer plan under Section 4201 of ERISA.

                  (h) The Vanguard Companies have, at all times, complied, and currently comply, in all material respects with the applicable continuation requirements for their welfare benefit plans, including (1) Section 4980B of the Code (as well as its predecessor provision, Section 162(k) of the Code) and Sections 601 through 608, inclusive, of ERISA, which provisions are hereinafter referred to collectively as "COBRA" and (2) any applicable state statutes mandating health insurance continuation coverage for employees.

                  (i) Except as set forth in Item 3.17(i) of the Vanguard Disclosure Schedule, the form of all Employee Plans is in compliance with the applicable terms of ERISA, the Code, and any other applicable laws, including the Americans with Disabilities Act of 1990, the Family Medical Leave Act of 1993 and the Health Insurance Portability and Accountability Act of 1996, and such plans have been operated in compliance with such laws and the written Employee Plan documents. No Vanguard Company or any fiduciary of an Employee Plan has violated the requirements of Section 404 of ERISA. All required reports and descriptions of the Employee Plans (including Internal Revenue Service Form 5500 Annual Reports, Summary Annual Reports and Summary Plan Descriptions and Summaries of Material Modifications) have been (when required) timely filed with the IRS, the U.S. Department of Labor or other Governmental Body and distributed as required, and all notices required by ERISA or the Code or any other Legal Requirement with respect to the Employee Plans have been appropriately given.

                  (j) Except as set forth in Item 3.17(j) of the Vanguard Disclosure Schedule, each Employee Plan that is intended to be qualified under
Section 401(a) of the Code has received a favorable determination letter from the IRS, has been established and maintained in accordance with its terms and in compliance with all applicable Legal Requirements, including ERISA and the Code, and no Vanguard Company has any Knowledge of any circumstances that will or could result in revocation of any such favorable determination letter. Each trust created under any Employee Plan has been determined to be exempt from taxation under Section 501(a) of the Code, and no Vanguard Company is aware of any circumstance that will or could result in a revocation of such exemption. Each Employee Plan that is an Employee Welfare Benefit Plan (as defined in
Section 3(1) of ERISA) that utilizes a funding vehicle described in Section 501(c)(9) of the Code or is subject to the provisions of Section 505 of the Code has been the subject of a notification by the IRS that such funding vehicle qualifies for tax-exempt status under Section 501(c)(9) of the Code or that the plan complies with Section 505 of the Code, unless the IRS does not, as a matter of policy, issue such notification with respect to the particular type of plan. With respect to each Employee Plan, no event has occurred or condition exists that will or could give rise to a loss of any intended tax consequence or to any Tax under Section 511 of the Code.

                  (k) There is no pending or threatened Proceeding relating to any Employee Plan, nor is there any basis for any such Proceeding. No Vanguard Company or any fiduciary of an Employee Plan has engaged in a transaction with respect to any Employee Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject any Vanguard Company or TACT to a Tax or penalty imposed by either Section 4975 of the Code or Section 502(l) of ERISA or a violation of Section 406 of ERISA. The Contemplated Transactions will not result in the potential assessment of a Tax or penalty under Section 4975 of the Code or Section 502(l) of ERISA nor result in a violation of Section 406 of ERISA.

                  (l) The Vanguard Companies have maintained workers' compensation coverage as required by applicable state law through purchase of insurance and not by self-insurance or otherwise except as disclosed to TACT on
Item 3.17(l) of the Vanguard Disclosure Schedule.

                  (m) Except as set forth in Item 3.17(m) of the Vanguard Disclosure Schedule or as required by Legal Requirements, the consummation of the Contemplated Company Transactions will not accelerate the time of vesting or the time of payment, or increase the amount, of compensation due to any director, employee, officer, former employee or former officer of any Vanguard Company. Except as set forth in Item 3.17(m) of the Vanguard Disclosure Schedule, there are no Contracts or arrangements providing for payments that could subject any Person to Liability for Tax under Section 4999 of the Code. Except as set forth in Item 3.17(m) of the Vanguard Disclosure Schedule, each Employee Plan can be amended, terminated or otherwise discontinued without material Liability to any Vanguard Company.

                  (n) Except for the continuation coverage requirements of COBRA, no Vanguard Company or any ERISA Affiliate has any obligations or potential liability to provide life insurance, medical, severance or any other welfare benefits to employees, former employees or their respective dependents following termination of employment or retirement under any of the Employee Plans.

                  (o) None of the Contemplated Transactions will result in an amendment, modification or termination of any of the Employee Plans. No written or oral representations have been made to any employee or former employee of any Vanguard Company promising or guaranteeing any employer payment or funding for the continuation of medical, dental, life or disability coverage for any period of time beyond the end of the current plan year (except to the extent of coverage required under COBRA). No written or oral representations have been made to any employee or former employee of any Vanguard Company concerning the employee benefits of TACT.

         Section 3.18 Compliance with Legal Requirements.

                  (a) Except as set forth in Item 3.18(a) of the Vanguard Disclosure Schedule, (i) each Vanguard Company is in full compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets; (ii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may constitute or result in a violation by any Vanguard Company of, or a failure on the part of any Vanguard Company to comply with, any Legal Requirement or may give rise to any obligation on the part of any Vanguard Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and (iii) no Vanguard Company has received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible or potential violation of, or failure to comply with, any Legal Requirement or any actual, alleged, possible or potential obligation on the part of any Vanguard Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

                  (b) Item 3.18(a) of the Vanguard Disclosure Schedule contains a complete and accurate list of each Governmental Authorization that is held by the Vanguard Companies or that otherwise relates to the business of or the assets owned by the Vanguard Companies. Each Governmental Authorization listed or required to be listed in Item 3.18(a) of the Vanguard Disclosure Schedule is valid and in full force and effect.

                  (c) Except as set forth in Item 3.18(a) of the Vanguard Disclosure Schedule, (i) each Vanguard Company is in full compliance with all of the terms and requirements of each Governmental Authorization identified or required to be identified in Item 3.18(a) of the Vanguard Disclosure Schedule;
(ii) no event has occurred or circumstance exists that may (with or without notice or lapse of time) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization listed or required to be listed in Item 3.18(a) of the Vanguard Disclosure Schedule or result directly or indirectly in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Governmental Authorization listed or required to be listed in Item 3.18(a) of the Vanguard Disclosure Schedule; (iii) no Vanguard Company has received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible or potential violation of or failure to comply with any term or requirement of any Governmental Authorization or any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of or modification to any Governmental Authorization; and (iv) all applications required to have been filed for the renewal of the Governmental Authorizations listed or required to be listed in Item 3.18(a) of the Vanguard Disclosure Schedule have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

                  (d) The Governmental Authorizations listed in Item 3.18(a) of the Vanguard Disclosure Schedule collectively constitute all of the Governmental Authorizations necessary to permit the Vanguard Companies to lawfully conduct and operate, and currently propose to conduct and operate, their businesses, in the manner in which they currently conduct and operate such businesses and to permit the Vanguard Companies to own and use their assets in the manner in which they currently own and use such assets.

         Section 3.19 Legal Proceedings; Orders.

                  (a) Except as set forth in Item 3.19(a) of the Vanguard Disclosure Schedule, (i) there is no pending or, to Knowledge of the Vanguard Companies and the Vanguard Stockholders, threatened, Proceeding, that has been commenced by or against any Vanguard Company or that otherwise relates to or may affect the business of, or any of the assets owned or used by, any Vanguard Company; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To the Knowledge of the Vanguard Companies and the Vanguard Stockholders, no event has occurred or circumstance exits that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding. Vanguard has delivered to TACT copies of all pleadings, correspondence, and other documents relating to any Proceeding listed in Item 3.19(a) of the Vanguard Disclosure Schedule. The Proceedings listed in Item 3.19(a) of the Vanguard Disclosure Schedule will not have a Material Adverse Effect.

                  (b) Except as set forth in Item 3.19(b) of the Vanguard Disclosure Schedule, (i) there is no Order to which any of the Vanguard Companies, or any of the assets owned or used by any Vanguard Company, is subject; (ii) no Vanguard Stockholder is subject to any Order that relates to the business of, or any of the assets owned or used by, any Vanguard Company; and (iii) to the Knowledge of the Vanguard Companies and the Vanguard Stockholders, no officer, director, agent, or employee of any Vanguard Company is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of any Vanguard Company.

                  (c) Except as set forth in Item 3.19(c) of the Vanguard Disclosure Schedule, (i) each Vanguard Company is in full compliance with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject; (ii) no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which any Vanguard Company, or any of the assets owned or used by any Vanguard Company, is subject; and no Vanguard Company has received any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which any Vanguard Company, or any of the assets owned or used by any Vanguard Company, is or has been subject.

         Section 3.20 Relationships with Related Persons. Except as disclosed in
Item 3.20 of the Vanguard Disclosure Schedule, no Vanguard Stockholder or any Related Person of any Vanguard Stockholder or of any Vanguard Company has, or previously had, any interest in any property (whether real, personal or mixed and whether tangible or intangible) used in or pertaining to the businesses of the Vanguard Companies. No Vanguard Stockholder or any Related Person of any Vanguard Stockholder or of any Vanguard Company owns or previously owned, of record or as a beneficial owner, an equity interest or any other financial or profit interest in any Person that has (a) had business dealings or a material financial interest in any transaction with any Vanguard Company other than business dealings or transactions disclosed in Item 3.20 of the Vanguard Disclosure Schedule, each of which has been conducted in the Ordinary Course of Business with the Vanguard Companies at substantially prevailing market prices and on substantially prevailing market terms or (b) engaged in competition with any Vanguard Company with respect to any line of the products or services of such Vanguard Company (a "Competing Business") in any market presently served by such Vanguard Company, except for ownership of less than one percent (1%) of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in Item 3.20 of the Vanguard Disclosure Schedule, no Vanguard Stockholder or any Related Person of any Vanguard Stockholder or of any Vanguard Company is a party to any Contract with, or has any claim or right against, any Vanguard Company.

         Section 3.21 Accounts and Notes Payable. All material accounts payable and notes payable by the Vanguard Companies to Third Parties as of the date hereof arose, and as of the Closing Date will have arisen, in the Ordinary Course of Business, and there is no such account payable or note payable delinquent in its payment.

         Section 3.22 Certain Agreements. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will
(i) result in any payment (including, without limitation, severance, golden parachute, bonus or otherwise) becoming due to any director, officer, employee or consultant of any Vanguard Company under any Employee Plan, benefit arrangement or otherwise, (ii) with respect to any current or former director, officer, employee or consultant of any Vanguard Company materially increase any benefits otherwise payable under any Employee Plan or any benefit arrangement, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

         Section 3.23 Insurance. Item 3.23 of the Vanguard Disclosure Schedule contains a list of all policies of liability, theft, fidelity, fire, product liability, errors and omissions, workmen's compensation, indemnification of directors and officers and other similar forms of insurance held by the Vanguard Companies (specifying the insurer, the amount of coverage, the type of insurance, the policy number and any pending claims thereunder) and a history of all claims made by the Vanguard Companies thereunder and the status thereof. All such policies of insurance are in full force and effect and all premiums with respect thereto are currently paid and, no basis exists for early termination of any thereof on the part of the insurer. The amounts of coverage under such policies of insurance are of the type and in amounts customarily carried by Persons conducting businesses similar to Vanguard Companies.

         Section 3.24 Bank Accounts. Item 3.24 of the Vanguard Company Disclosure Schedule sets forth a true and complete list of all bank accounts and safe deposit boxes of the Vanguard Companies and all Persons who are signatories thereunder or who have access thereto.

         Section 3.25 Brokers or Finders. Except as disclosed in Item 3.25 of the Vanguard Disclosure Schedule, no Vanguard Stockholder nor any agent of any Vanguard Stockholder has incurred any liability or obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the Contemplated Transactions.

         Section 3.26 Disclosure. No representation or warranty or other statement made by the Vanguard Stockholders in this Agreement, the Vanguard Disclosure Schedule, any supplement to the Vanguard Disclosure Schedule, the certificates delivered pursuant to Section 2.4(a) or otherwise in connection with the Contemplated Transactions contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. No Vanguard Stockholder has Knowledge of any fact that has specific application to the Vanguard Companies (other than general economic or industry conditions) and that may have a Material Adverse Effect that has not been set forth in this Agreement or in the Vanguard Disclosure Schedule.

                                   ARTICLE 4

             ADDITIONAL REPRESENTATIONS OF THE VANGUARD STOCKHOLDERS

         The Vanguard Stockholders hereby represent and warrant to TACT, severally and not jointly and only as to such Vanguard Stockholder itself, as follows:

         Section 4.1 Title to Vanguard Capital Stock; No Agreements. The Vanguard Stockholders own of record and beneficially all of the issued and outstanding shares of Vanguard Capital Stock free and clear of any Encumbrance, have good and marketable title thereto, and upon delivery of the Exchange Shares as consideration for the transfer of the Vanguard Capital Stock as provided in this Agreement, TACT will acquire good and valid title thereto, free of any Encumbrance. Except as set forth in Item 4.1 of the Vanguard Disclosure Schedule, no Vanguard Stockholder is a party to any agreement, understanding or arrangement relating to the Vanguard Capital Stock other than this Agreement and the other agreements pursuant to which the Contemplated Company Transactions are proposed to be consummated.

         Section 4.2 Organization, Good Standing and Power. In the case of any Vanguard Stockholder that is not a natural person, such Vanguard Stockholder is duly organized or formed and validly existing under the laws of the jurisdiction of its incorporation or formation and has the corporate or other organizational power and authority under such laws to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

         Section 4.3 Enforceability; Authority; No Conflict; No Consent.

                  (a) Each of this Agreement, the Stockholder's Certificate, the Custody Agreement and the Escrow Agreement constitutes the legal, valid, and binding obligation of each such Vanguard Stockholder, enforceable against each of them in accordance with its terms. Upon the execution and delivery by such Vanguard Stockholder of this Agreement, the Escrow Agreement (if applicable) and its respective counterpart of the Stockholder's Certificate and the Custody Agreement (collectively, the "Vanguard Stockholders' Closing Documents"), each of the Vanguard Stockholders' Closing Documents will constitute the legal, valid, and binding obligations of each such Vanguard Stockholder, enforceable against each of them in accordance with its terms. Each Vanguard Stockholder has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and the Vanguard Stockholders' Closing Documents to which it is a party and to perform its obligations hereunder and thereunder.

                  (b) Neither the execution and delivery of any of the Vanguard Stockholders' Closing Documents nor the consummation or performance of any of the Contemplated Company Transactions by such Vanguard Stockholder will, directly or indirectly (with or without notice or lapse of time or both):

                           (i) Breach or give any Governmental Body or other
                  Person the right to challenge any of the Contemplated Company Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which any Vanguard Stockholder is subject:

                           (ii) contravene, conflict with, or result in a
                  violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by any Vanguard Stockholder;

                           (iii) cause TACT or any Vanguard Company to become
                  subject to, or to become liable for the payment of, any Tax owed by such Vanguard Stockholder, provided that the foregoing representation is limited as to each Vanguard Stockholder to its own respective Transferred Vanguard Shares and its own respective participation in the Contemplated Company Transactions; or

                           (iv) result in the imposition or creation of any
                  Encumbrance upon or with respect to the Vanguard Capital Stock owned by such Vanguard Stockholder.

                  (c) No Vanguard Stockholder is or will be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Company Transactions.

         Section 4.4 Certain United States Laws.

                  (a) If such Vanguard Stockholder is an individual, such Vanguard Stockholder certifies that he or she is not, nor to his or her Knowledge has he or she been designated as, a "suspected terrorist" as defined in Executive Order 13224. If such Vanguard Stockholder is a corporation, trust, partnership, limited liability company or other Organization, such Vanguard Stockholder certifies that, to the best of its Knowledge, such Vanguard Stockholder has not been designated as, and is not owned or controlled by or a Related Person of, a "suspected terrorist" as defined in Executive Order 13224.

                  (b) Each Vanguard Stockholder hereby acknowledges that TACT seeks to comply with all applicable laws covering money laundering and related activities. In furtherance of those efforts, each Vanguard Stockholder hereby represents, warrants and agrees that: (i) none of the cash or property that such Vanguard Stockholder will pay or will contribute to TACT has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by such Vanguard Stockholder to TACT, to the extent that they are within such Vanguard Stockholder's control, shall cause TACT to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the Untied States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. Such Vanguard Stockholder shall promptly notify TACT if any of these representations ceases to be true and accurate regarding such Vanguard Stockholder. Such Vanguard Stockholder agrees to provide TACT with any additional information regarding such Vanguard Stockholder that TACT deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. Such Vanguard Stockholder understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, TACT may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of such Vanguard Stockholder's investment in TACT. Such Vanguard Stockholder further understands that TACT may release confidential information about such Vanguard Stockholder and, if applicable, any underlying beneficial owners, to proper authorities if TACT, in its sole discretion, determines that it is in the best interest of TACT in light of relevant rules and regulations under the laws set forth in subsection (ii) above.

         Section 4.5 Investment Representations.

                  (a) Such Vanguard Stockholder:

                           (i) is acquiring the Exchange Shares being issued to
                  such Vanguard Stockholder for investment and for such Vanguard Stockholder's own account and not as a nominee or agent for any other Person and with no present intention of distributing or reselling such shares or any part thereof in any transactions that would be in violation of the Securities Act or any state securities or "blue-sky" laws;

                           (ii) understands (A) that the Exchange Shares to be
                  issued to him or it have not been registered for sale under the Securities Act or any state securities or "blue-sky" laws in reliance upon exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the investment intent of such Vanguard Stockholder as expressed herein, (B) that such Exchange Shares must be held and not sold until such shares are registered under the Securities Act and any applicable state securities or "blue-sky" laws, unless an exemption from such registration is available and (C) that the certificates evidencing such Exchange Shares will be imprinted with a legend in the form set forth in Section 6.8(b) that prohibits the transfer of such shares, except as provided in Section 6.8.

                           (iii) has been furnished with, and has read and
                  reviewed, the SEC Reports;

                           (iv) has had an opportunity to ask questions of and
                  has received satisfactory answers from the officers of TACT or Persons acting on TACT's behalf concerning TACT and the terms and conditions of an investment in TACT Common Stock;

                           (v) is aware of TACT's business affairs and financial
                  condition and has acquired sufficient information about TACT to reach an informed and knowledgeable decision to acquire the Exchange Shares to be issued to him or it;

                           (vi) can afford to suffer a complete loss of his or
                  its investment in such Exchange Shares;

                           (vii) is familiar with the provisions of Rule 144
                  promulgated under the Securities Act which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain circumstances which require among other things: (A) the availability of certain public information about the issuer,
                  (B) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable and (C) in the event certain holding requirements have not yet been met, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act);

                           (viii) understands that in the event all of the
                  applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that Persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such Persons and their respective brokers who participate in such transactions do so at their own risk; and

                           (ix) has such knowledge and experience in financial
                  and business matters that he or it is capable of evaluating the merits and risks of acquiring and holding shares of TACT Common Stock.

                  (b) Such Vanguard Stockholder is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

                  (c) No Vanguard Stockholder has employed any broker or finder or incurred any Liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated hereby, other than as described under Item 3.20 of the Vanguard Disclosure Schedule.

         Section 4.6 Representation by Legal Counsel; Review of Agreement. Such Vanguard Stockholder has been advised by TACT and the Vanguard Companies to seek, and has sought, legal counsel in connection with the negotiation and execution of this Agreement. Such Vanguard Stockholder has carefully read and reviewed this Agreement and, to the extent he or it believed necessary, has discussed with his legal, accounting and other professional advisors the representations, warranties and agreements which the Vanguard Stockholder is making herein and the terms and conditions of the Exchange Transaction.

                                   ARTICLE 5

                     REPRESENTATIONS AND WARRANTIES OF TACT

         TACT represents and warrants to the Vanguard Stockholders as follows:

         Section 5.1 Organization and Good Standing. TACT and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations hereunder. TACT and each of its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except for jurisdictions where the failure to qualify would not have a Material Adverse Effect.

         Section 5.2 Books and Records. The books of account, minute books, stock record books and other records of TACT and each of its Subsidiaries, all of which have been made available to Vanguard and the Vanguard Stockholders, are complete and correct and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act, including the maintenance of an adequate system of internal controls. The minute books of TACT and each of its Subsidiaries contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the boards of directors and committees of the board of directors of TACT and its Subsidiaries, and no meeting of any such stockholders, board of directors or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of TACT and its Subsidiaries.

         Section 5.3 No Conflict; No Consent.

                  (a) Except as set forth in Item 5.3(a) of the TACT Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Company Transactions will, directly or indirectly (with or without notice or lapse of time or both):

                           (i) Breach (A) any provision of the Organizational
                  Documents of TACT or any of its Subsidiaries, or (B) any resolution adopted by the board of directors or the shareholders of TACT or any of its Subsidiaries;

                           (ii) Breach or give any Governmental Body or other
                  Person the right to challenge any of the Contemplated Company Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to which TACT or any of its Subsidiaries, or any of the assets owned or used by TACT or any of its Subsidiaries, may be subject:

                           (iii) contravene, conflict with, or result in a
                  violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by TACT or any of its Subsidiaries or that otherwise relates to the business of, or any of the assets owned or used by, TACT or any of its Subsidiaries;

                           (iv) cause TACT or any of its Subsidiaries to become
                  subject to, or to become liable for the payment of, any Tax;

                           (v) cause any of the assets owned by TACT or any of
                  its Subsidiaries to be reassessed or revalued by any taxing authority or other Governmental Body;

                           (vi) Breach, conflict with or result in any violation
                  of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Contract applicable to TACT or any of its Subsidiaries; or

                           (vii) result in the imposition or creation of any
                  Encumbrance upon or with respect to any of the assets owned or used by TACT or any of its Subsidiaries.

                  (b) [intentionally omitted]

         Section 5.4 Capitalization.

                  (a) All of the outstanding equity securities and other securities of each of TACT's Subsidiaries are owned of record and beneficially by TACT, free and clear of all Encumbrances. No legend or other reference to any purported Encumbrance appears on any certificate representing equity securities of any TACT Subsidiary.

                  (b) All of the outstanding equity securities of each of TACT and its Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in Item 5.4(b) of the TACT Disclosure Schedule or in the SEC Reports, there are no options, warrants or other Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of TACT or any of its Subsidiaries. None of the outstanding equity securities or other securities of TACT or any of its Subsidiaries was issued in violation of the Securities Act or any other Legal Requirement.

                  (c) Except as set forth in Item 5.4(c) of the TACT Disclosure Schedule, neither TACT nor any of its Subsidiaries owns, or has any right or Contract to acquire, any equity securities or other securities of any Person (other than TACT or a Subsidiary of TACT) or any direct or indirect equity or ownership interest in any other business.

                  (d) The Common Stock is listed for trading on the NASDAQ SmallCap Market, the TACT and the Common Stock meet the criteria for continued listing on the NASDAQ SmallCap Market (without giving effect to the transactions contemplated by the TACT Stock Purchase Agreement or the TACT Share Exchange Agreement) and no delisting or suspension of trading of the Common Stock has been threatened by the NASDAQ Stock Market, Inc. and not addressed by TACT to the satisfaction of the NASDAQ Stock Market, Inc., or is otherwise currently in effect.

         Section 5.5 No Material Adverse Change. Except as set forth in Item 5.5 of the TACT Disclosure Schedule or in the SEC Reports, since September 30, 2004, there has not been any material adverse change in the business, operations, properties, prospects, results of operations or condition (financial or otherwise) of TACT or any of its Subsidiaries, and no event has occurred or circumstance exists that may have a Material Adverse Effect.

         Section 5.6 Absence of Certain Changes or Events. Except as set forth in Item 5.6 of the TACT Disclosure Schedule or in the SEC Reports, since September 30, 2004, TACT and its Subsidiaries have conducted their businesses only in the Ordinary Course of Business and there has not been any:

                  (a) change in any of TACT's or any Subsidiary of TACT's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of TACT or any of its Subsidiaries; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by TACT or any of its Subsidiaries of any shares of any such capital stock; or, except as provided in Section 7.11, declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

                  (b) amendment to the Organizational Documents of TACT or any of its Subsidiaries;

                  (c) payment or increase by TACT or any of its Subsidiaries of any bonuses, salaries, or other compensation to any stockholder, director, officer or employee of TACT or any of its Subsidiaries, or entry into any employment, severance, or similar Contract with TACT or any other director, officer, or employee of TACT or any of its Subsidiaries;

                  (d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of TACT or any of its Subsidiaries;

                  (e) damage to or destruction or loss of any asset or property of TACT or any of its Subsidiaries, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of TACT and its Subsidiaries, taken as a whole;

                  (f) entry into, termination of, or receipt of notice of termination of (i) any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) any Contract or transaction involving a total remaining commitment by or to TACT or any of its Subsidiaries of at least $100,000;

                  (g) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of TACT or any of its Subsidiaries or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of TACT or any of its Subsidiaries;

                  (h) cancellation or waiver of any claims or rights with a value to TACT or any of its Subsidiaries in excess of $100,000;

                  (i) except as required by GAAP, a revaluation of any of the assets or material change in the accounting methods, principles or practices used by TACT or any of its Subsidiaries; or

                  (j) agreement, whether oral or written, by TACT or any of its Subsidiaries to do any of the foregoing.

         Section 5.7 Legal Proceedings; Orders.

                  (a) Except as set forth in Item 5.7(a) of the TACT Disclosure Schedule or in the SEC Reports, (i) there is no pending or, to TACT's Knowledge, threatened Proceeding, that has been commenced by or against TACT, any of its Subsidiaries or any of its stockholders that own more than 10% of the TACT Common Stock, or that otherwise relates to or may affect the business of, or any of the assets owned or used by, TACT or any of its Subsidiaries; or (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To TACT's Knowledge and the Knowledge of TACT's Subsidiaries, no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding. TACT has delivered to Vanguard and the Vanguard Stockholders copies of all pleadings, correspondence, and other documents relating to each Proceeding listed in Item 5.7(a) of the TACT Disclosure Schedule. The Proceedings listed in Item 5.7(a) of the TACT Disclosure Schedule will not have a material adverse effect on the business, operations, assets, condition, or prospects of TACT or any of its Subsidiaries.

                  (b) Except as set forth in Item 5.7(b)of the TACT Disclosure Schedule or in the SEC Reports, (i) there is no Order to which TACT or any of its Subsidiaries, or any of the assets owned or used by TACT or any of its Subsidiaries, is subject; (ii) TACT is not subject to any Order that relates to the business of, or any of the assets owned or used by, TACT or any of its Subsidiaries; and (iii) to the Knowledge of TACT and the knowledge of the Subsidiaries, no officer, director, agent, or employee of TACT or any of its Subsidiaries is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of TACT or any of its Subsidiaries.

                  (c) Except as set forth in Item 5.7(c) of the TACT Disclosure Schedule or in the SEC Reports, (i) TACT and each of its Subsidiaries is, and at all times since January 1, 2004, has been, in full compliance with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject; (ii) no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which TACT or any of its Subsidiaries, or any of the assets owned or used by TACT or any of its Subsidiaries, is subject; and neither TACT nor any of its Subsidiaries has received, at any time since January 1, 2001, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which TACT or any of its Subsidiaries, or any of the assets owned or used by TACT or any of its Subsidiaries, is or has been subject.

         Section 5.8 SEC Reports. TACT has previously made available to Vanguard and the Vanguard Stockholders each communication sent by TACT to its stockholders generally since January 1, 2001, and will continue to make such filings and communications available to Vanguard and the Vanguard Stockholders until the Closing. Since January 1, 2001, TACT has timely filed all SEC Reports required to be filed by it under the Exchange Act and any other reports or documents required to be filed with the Commission. At the time of filing, mailing, or delivery thereof, the SEC Reports were prepared in accordance with the applicable requirements of the Exchange Act and the regulations promulgated thereunder and complied with the then applicable accounting requirements, and none of such documents or information contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading except for such statements, if any, as have been modified by subsequent filings with the Commission prior to the date hereof. Each of the consolidated balance sheets included in or incorporated by reference into the SEC Reports (including the related notes and schedules) fairly presents in all material respects the consolidated financial position of TACT and its Subsidiaries as of its date and each of the consolidated statements of income, cash flows and stockholders' equity included in or incorporated by reference into the SEC Reports (including any related notes and schedules) fairly presents in all material respects the results of operations, cash flows or changes in stockholders' equity, as the case may be, of TACT and its Subsidiaries for the periods set forth therein (subject, in the case of unaudited statements, to such exceptions as may be permitted by Form 10-Q under the Exchange Act), in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein. Upon written request of the Vanguard Stockholders, TACT will furnish to Vanguard and the Vanguard Stockholders copies of (i) all correspondence received from the Commission, and (ii) any of the agreements and instruments filed as exhibits to the SEC Reports. TACT has furnished to Vanguard and the Vanguard Stockholders a complete and accurate copy of any amendments or modifications, which have not yet been filed with the Commission but which are required to be filed, to agreements, documents or other instruments which previously had been filed by TACT with the Commission pursuant to the Securities Act or Exchange Act.

         Section 5.9 Brokers or Finders. Except as set forth in Item 5.9 of the TACT Disclosure Schedule, neither TACT nor any agent of TACT has incurred any Liability or obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the Contemplated Company Transactions.

                                   ARTICLE 6

                   COVENANTS OF VANGUARD PRIOR TO CLOSING DATE

         Section 6.1 Access and Investigation. Between the date of this Agreement and the Closing Date and upon reasonable advance notice received from TACT, the Vanguard Stockholders (other than Berenson) will, and will cause each Vanguard Company and its Representatives to, (a) afford TACT and its Representatives (collectively, "TACT's Advisors") full and free access to each Vanguard Company's personnel, properties, Contracts, books and records and other documents and data, (b) furnish TACT and TACT's Advisors with copies of all such Contracts, books and records, and other existing documents and data as TACT may reasonably request, and (c) furnish TACT and TACT's Advisors with such additional financial, operating and other data and information as TACT may reasonably request.

         Section 6.2 Required Approvals. As promptly as practicable after the date of this Agreement, the Vanguard Stockholders (other than Berenson) will, and will cause each Vanguard Company to, make all filings required by Legal Requirements to be made by them in order to consummate the Contemplated Company Transactions. Between the date of this Agreement and the Closing Date and thereafter, the Vanguard Stockholders will, and will cause each Vanguard Company to, (a) cooperate with TACT with respect to all filings that TACT elects to make or is required by Legal Requirements to make in connection with the Contemplated Company Transactions and (b) cooperate with TACT with respect to all filings that TACT elects to make or is required by Legal Requirements to make in connection with the rights granted to the Vanguard Stockholders pursuant to
Section 7.10.

         Section 6.3 Business Operations of the Acquired Companies. Between the date of this Agreement and the Closing Date, the Vanguard Stockholders (other than Berenson) will, and will cause each Vanguard Company to:

                  (a) conduct the business of each Vanguard Company only in the Ordinary Course of Business;

                  (b) use their Best Efforts to preserve intact the current business organization of each Vanguard Company, keep available the services of the current officers, employees, and agents of each Vanguard Company, and maintain its relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with each Vanguard Company;

                  (c) confer with TACT prior to implementing operational decisions of a material nature;

                  (d) make no material changes in management personnel or management compensation arrangements without prior consultation with TACT;

                  (e) except as required to comply with ERISA or to maintain qualification under Section 401(a) of the Code, not amend, modify or terminate any Employee Plan without the express written consent of TACT and, except as required under the provisions of any Employee Plan, not make any contribution to or with respect to any Employee Plan without the express written consent of TACT, provided, such Vanguard Company shall contribute that amount of cash to each Employee Plan necessary to fully fund its obligations under such Employee Plan; and

                  (f) otherwise report periodically to TACT concerning the status of the business, operations, and finances of each Vanguard Company.

         Section 6.4 Negative Covenant. Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, the Vanguard Stockholders (other than Berenson) will not, and will cause each Vanguard Company not to, without the prior consent of TACT, take any affirmative action, or fail to take any reasonable action within their or its control, as a result of which any of the changes or events listed in Section 3.7 or Section
3.8 is likely to occur.

         Section 6.5 Notification. Between the date of this Agreement and the Closing Date, Vanguard will promptly notify TACT and each Vanguard Stockholder in writing if Vanguard becomes aware of any fact or condition that causes or constitutes a Breach of any of the representations and warranties of the Vanguard Stockholders as of the date of this Agreement, or if Vanguard becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Vanguard Disclosure Schedule if the Vanguard Disclosure Schedule were dated the date of the occurrence or discovery of any such fact or condition, the Vanguard Stockholders will promptly deliver to TACT a supplement to the Vanguard Disclosure Schedule specifying such change. Such delivery shall not affect any rights of TACT under Section 9.1 and ARTICLE 11. During the same period, the Vanguard Stockholders will promptly notify TACT of the occurrence of any event that may make the satisfaction of the conditions in ARTICLE 9 impossible or unlikely.

         Section 6.6 Payment of Indebtedness by Related Persons. Except as expressly provided in this Agreement, all indebtedness owed to any Vanguard Company by any Vanguard Stockholder or any Related Person of any Vanguard Stockholder to be paid in full or discharged prior to Closing.

         Section 6.7 Best Efforts. Between the date of this Agreement and the Closing Date, the Vanguard Stockholders will use their Best Efforts to cause the conditions in ARTICLE 9 to be satisfied.

         Section 6.8 Restriction on Transfer of Exchange Shares

                  (a) The Exchange Shares to be issued to each Vanguard Stockholder and any shares of capital stock or other securities received with respect thereto (collectively, the "Restricted Securities") shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of (each, a "Transfer") except upon the conditions specified in this Section 6.8, which conditions are intended to insure compliance with the provisions of the Securities Act. Each Vanguard Stockholder of the Company shall observe and comply with the Securities Act and the rules and regulations promulgated by the SEC thereunder as now in effect or hereafter enacted or promulgated, and as from time to time amended, in connection with any Transfer of Restricted Securities beneficially owned by the Vanguard Stockholder.

                  (b) Each certificate representing Restricted Securities issued to a Vanguard Stockholder and each certificate for such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Sections 6.8(c) and 6.8(d) hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES OR "BLUE-SKY" LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 6.8 OF THE EXCHANGE AGREEMENT DATED AS OF JANUARY 21, 2005, AMONG VANGUARD INFO-SOLUTIONS COPRORATION, THE VANGUARD STOCKHOLDERS NAMED THEREIN, THE AUTHORIZED REPRESENTATIVE NAMED THEREIN AND TACT, INC., AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, TACT, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A TACT, INC. CERTIFICATE NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF TACT, INC."

                  (c) Prior to any Transfer of Restricted Securities that occurs subsequent to the Closing, each Vanguard Stockholder will give written notice to TACT of such Vanguard Stockholder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 6.8. Each such notice shall describe the manner and circumstances of the proposed Transfer and, if requested by TACT, shall be accompanied by the written opinion, addressed to TACT, of counsel for the holder of such Restricted Securities, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to TACT) such proposed transfer does not involve a transaction requiring registration or qualification of such Restricted Securities under the Securities Act or the securities or "blue-sky" laws of any relevant state of the United States. The holder thereof shall thereupon be entitled to Transfer such Restricted Securities in accordance with the terms of the notice delivered by it to TACT. Each certificate or other instrument evidencing the securities issued upon the Transfer of any such Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such Restricted Securities) shall bear the legend set forth in Section 6.8(b) unless (x) in such opinion of counsel of TACT registration of any future Transfer is not required by the applicable provisions of the Securities Act or (y) TACT shall have waived the requirement of such legends. No Vanguard Stockholder shall Transfer any Restricted Securities until such opinion of counsel has been given (unless waived by TACT or unless such opinion is not required in accordance with the provisions of this Section 6.8(c)).

                  (d) Notwithstanding the foregoing provisions of this Section 6.8, the restrictions imposed by this Section 6.8 upon the transferability of Restricted Securities shall cease and terminate when (i) any such shares are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by Section 6.8(c), (ii) pursuant to Section 6.8(c), the shares so transferred are not required to bear the legend set forth in Section 6.8(b), or (iii) the holder of such Restricted Securities has met the requirements for Transfer of such Restricted Securities pursuant to subparagraph (k) of Rule 144. Whenever the restrictions imposed by this Section 6.8 shall terminate, as herein provided, the holder of Restricted Securities as to which such restrictions have terminated shall be entitled to receive from TACT, without expense, a new certificate not bearing the restrictive legend set forth in Section 6.8(b) and not containing any other reference to the restrictions imposed by this Section 6.8.

                  (e) Each Vanguard Stockholder understands and agrees that TACT, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to certificates for Restricted Securities owned by such Vanguard Stockholder, but not as to certificates for such shares of TACT Common Stock as to which the legend set forth in paragraph (b) of this Section
6.8 is no longer required because one or more of the conditions set forth in
Section 6.8(d) shall have been satisfied, in the event of a proposed Transfer in violation or breach of this Section 6.8.

         Section 6.9 Restrictions on Transfer of Transferred Vanguard Shares Prior to Closing. Prior to any Transfer of the Transferred Vanguard Shares that is to occur prior to the Closing, the Vanguard Shareholder intending to effect any such Transfer will give written notice to Vanguard and TACT of such Vanguard Stockholder's intention to effect such Transfer and will comply in all other respects with the provisions of this Section 6.9. Each such notice shall describe the manner and circumstances of the proposed Transfer and shall be accompanied by (a) a statement executed by the proposed transferee of such Transferred Vanguard Shares stating that such proposed transferee has been provided with a copy of this Agreement (including the Exhibits and Schedules hereto) and has read the same, (b) a questionnaire completed and verified by the proposed transferee containing such information as TACT and Vanguard may reasonably request, (c) a written agreement, in form and substance reasonably satisfactory to TACT, providing that the transferee of the Transferred Vanguard Shares thereby assumes all of the rights and obligations of the transferor of such Transferred Vanguard Shares under this Agreement, including the obligation to deliver such shares at the Closing and to execute the Escrow Agreement and deliver such proposed transferee's proportionate share of Escrow Shares into Escrow at the Closing, (d) each of the Custody Agreement and the Stockholder Certificate duly executed by the proposed transferee and (e) if requested by Vanguard, the written opinion, addressed to Vanguard, of counsel for the holder of such Transferred Vanguard Shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to Vanguard) such proposed transfer does not involve a transaction requiring registration or qualification of such Restricted Securities under the Securities Act or the securities or "blue-sky" laws of any relevant state of the United States. Upon compliance with this Section 6.9, the holder thereof shall thereupon be entitled to Transfer such Transferred Vanguard Shares in accordance with the terms of the notice delivered by it to Vanguard. Each certificate or other instrument evidencing the securities issued upon the Transfer of any such Transferred Vanguard Shares (and each certificate or other instrument evidencing any untransferred balance of such Transferred Vanguard Shares) shall bear the legend set forth on the share certificate to be transferred. The parties agree that Exhibit A attached hereto shall be updated to reflect any transfers that occur pursuant to this Section.

                                   ARTICLE 7

                     COVENANTS OF TACT PRIOR TO CLOSING DATE

         Section 7.1 Access and Investigation. Between the date of this Agreement and the Closing Date and upon reasonable advance notice received from Vanguard, TACT will, and will cause each of its Subsidiaries and their Representatives to, (a) afford Vanguard and its Representatives (collectively, "Vanguard Advisors") full and free access to TACT's and its Subsidiaries' personnel, properties, Contracts, books and records and other documents and data, (b) furnish Vanguard and Vanguard's Advisors with copies of all such Contracts, books and records, and other existing documents and data as Vanguard may reasonably request, and (c) furnish Vanguard and Vanguard's Advisors with such additional financial, operating and other data and information as Vanguard may reasonably request.

         Section 7.2 Required Approvals. As promptly as practicable after the date of this Agreement, TACT will, and will cause each of its Subsidiaries to, make all filings required by Legal Requirements to be made by them in order to consummate the Company Contemplated Transactions. Between the date of this Agreement and the Closing Date, TACT will, and will cause each of its Subsidiaries to, (a) cooperate with Vanguard with respect to all filings that Vanguard elects to make or is required by Legal Requirements to make in connection with the Company Contemplated Transactions, and (b) cooperate with Vanguard in obtaining all consents identified in Item 3.2(b) of Vanguard's Disclosure Schedule.

         Section 7.3 Business Operations of the Acquired Companies. Between the date of this Agreement and the Closing Date, TACT will, and will cause each of its Subsidiaries to:

                  (a) conduct its business and the business of each of its Subsidiaries only in the Ordinary Course of Business;

                  (b) use their Best Efforts to preserve intact the current business organization of TACT and the business organization of each of its Subsidiaries, keep available the services of their current officers, employees, and agents, and maintain their relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with TACT and its Subsidiaries;

                  (c) confer with Vanguard prior to implementing operational decisions of a material nature;

                  (d) make no material changes in management personnel or management compensation arrangements without prior consultation with Vanguard;

                  (e) except as required to comply with ERISA or to maintain qualification under Section 401(a) of the Code, not amend, modify or terminate any Employee Plan without the express written consent of Vanguard, and, except as required under the provisions of any Employee Plan, not make any contribution to or with respect to any Employee Plan without the express written consent of Vanguard, provided that TACT and its Subsidiaries shall contribute that amount of cash to each Employee Plan necessary to fully fund its obligations under such Employee Plan; and

                  (f) otherwise report periodically to Vanguard concerning the status of the business, operations, and finances of TACT and its Subsidiaries.

         Notwithstanding anything contained herein to the contrary or any restrictions contained herein, TACT may accelerate the vesting of employee stock options prior to the Closing.

         Section 7.4 Negative Covenant. Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, TACT will not, and will cause each of its Subsidiaries not to, without the prior consent of Vanguard, take any affirmative action, or fail to take any reasonable action within their or its control, as a result of which any of the changes or events listed in Section 5.5 or Section 5.6 would be likely to occur.

         Section 7.5 Notification. Between the date of this Agreement and the Closing Date, TACT will promptly notify the Authorized Representative if TACT or any of its Subsidiaries becomes aware of any fact or condition that causes or constitutes a Breach of any of TACT's representations and warranties as of the date of this Agreement, or if TACT becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the TACT Disclosure Schedule if the TACT Disclosure Schedule were dated the date of the occurrence or discovery of any such fact or condition, TACT will promptly deliver to the Authorized Representative a supplement to the TACT Disclosure Schedule specifying such change. Such delivery shall not affect any rights of Vanguard, or any Vanguard Stockholder under Section 10.1. During the same period, TACT will promptly notify the Authorized Representative of the occurrence of any event that may make the satisfaction of the conditions in ARTICLE 10 impossible or unlikely.

         Section 7.6 Payment of Indebtedness by Related Persons. Except as expressly provided in this Agreement, TACT will cause all indebtedness owed to TACT or any of its Subsidiaries by any Related Person of TACT to be paid in full prior to Closing.

         Section 7.7 No Solicitation by TACT.

                  (a) TACT agrees that it (i) will not (and it will not permit its officers, directors, employees, agents or representatives, including any investment banker, attorney or accountant retained by it to ) (A) solicit, initiate or encourage (including by way of furnishing material non-public information) any inquiry, proposal or offer, whether or not in writing (including any proposal or offer to its shareholders), with respect to a third party tender offer, merger, consolidation, business combination or similar transaction involving all or more than 10% of the assets of TACT taken as a whole or 10% or more of any class of capital stock of TACT, or any acquisition, directly or indirectly, of 10% or more of the capital stock or assets of TACT and its subsidiaries, taken as a whole, in a single transaction or a series of related transactions, or any combination of the foregoing (any such proposal, offer or transaction being hereinafter referred to as a "Company Acquisition Proposal"), (B) participate or engage in any discussions or negotiations concerning, furnish to any Person any information with respect to, or take any action to facilitate any inquiries or the making of any proposal or offer that constitutes or may reasonably be expected to lead to, a Company Acquisition Proposal or (C) approve or recommend any Company Acquisition Proposal, accept any Company Acquisition Proposal or enter into a letter of intent, agreement in principle or agreement with respect to any Company Acquisition Proposal (or resolve to or publicly propose to do any of the foregoing); and (ii) will immediately cease and cause to be terminated any existing negotiations with any third parties conducted heretofore with respect to any of the foregoing; provided that, subject to Section 7.7(b), (A) nothing contained in clause (i) above shall prohibit TACT or its board of directors from disclosing to TACT's shareholders a position with respect to a tender offer by a third party pursuant to Rules 14d-9 and 14e-2 promulgated under the Exchange Act, further provided that the board of directors of TACT shall not recommend that its shareholders of TACT tender their shares of TACT in connection with any such tender or exchange offer unless the board of directors shall have determined in good faith, after consultation with its financial advisors and outside counsel, that the relevant Company Acquisition Proposal is a Superior Proposal and (B) prior to the Shareholders' Meeting, if TACT receives an unsolicited bona fide written Company Acquisition Proposal from a third party that the board of directors of TACT determines in good faith (after receiving the advice of its financial advisors) is reasonably likely to be a Superior Proposal, TACT and its representatives may conduct such discussions or provide such information as the board of directors of TACT shall determine, but only if, prior to such provision of information or conduct of such discussions, the board of directors of TACT determines in its good faith judgment, after consultation with outside counsel, that it is required to do so in order to comply with its fiduciary duties. For purposes of this Agreement, "Superior Proposal" means any unsolicited bona fide written Company Acquisition Proposal which (i) contemplates (A) a merger or other business combination, reorganization, share exchange, recapitalization, liquidation, dissolution, tender offer, exchange offer or similar transaction involving TACT as a result of which TACT's shareholders prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the ultimate parent entity resulting from such transaction or (B) a sale, lease, exchange, transfer or other disposition (including, without limitation, a contribution to a joint venture) of at least 50% of the value of the assets of TACT and its Subsidiaries, taken as a whole, and (ii) is on terms which the board of directors of TACT determines (after consultation with its financial advisors and outside counsel), taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and the Person making the proposal, (A) would, if consummated, result in a transaction that is more favorable to its shareholders from a financial point of view (in their capacities as such) than the transactions contemplated by this Agreement (including the terms of any proposal by the Parent to modify the terms of the transactions contemplated by this Agreement) and (B) is reasonably likely to be financed and otherwise completed without undue delay.

                  (b) TACT will promptly (and in any event within one Business
Day) notify the Authorized Representative of any requests referred to in Section 7.7(a) for information or the receipt of any Company Acquisition Proposal, including the identity of the Person or group engaging in such discussions or negotiations, requesting such information or making such Company Acquisition Proposal, and the material terms and conditions of any Company Acquisition Proposal, and shall keep the Authorized Representative informed on a timely basis (and in any event within one Business Day) of any material changes with respect thereto. Prior to taking any action referred to in the proviso of
Section 7.7(a), if TACT intends to participate in any such discussions or negotiations or provide any such information to any such third party, TACT shall give prompt prior notice to the Authorized Representative of each such action.

         Section 7.8 Shareholders' Meeting. TACT, acting through its board of directors, shall, in accordance with applicable law and its Certificate of Incorporation and Bylaws, (i) duly call, give notice of, convene and hold a meeting of its shareholders as soon as reasonably practicable following the date hereof for the purpose of considering and taking action to authorize and approve the issuance of the Exchange Shares pursuant to this Agreement and the transactions contemplated hereby and by the TACT Stock Purchase Agreement and the transactions contemplated thereby (the "Shareholders' Meeting"); and (ii) subject to its fiduciary duties under applicable law after consultation with outside counsel, (A) include in the proxy soliciting materials for the Shareholders' Meeting the recommendation of the board of directors that the shareholders of TACT vote in favor of the approval and adoption of this Agreement and the TACT Stock Purchase Agreement and the transactions contemplated hereby and thereby, (B) use its reasonable best efforts to obtain the necessary approval and adoption of this Agreement and the TACT Stock Purchase Agreement and the transactions contemplated hereby and thereby from its shareholders, (C) use its reasonable best efforts to obtain the necessary approval to increase the number of shares subject to its 1997 Stock Option and Award Plan from 300,000 to 1,200,000 and (D) change the name of the corporation to Vanguard Info-Solutions International Inc. or, if such name is not available, such other name as the Authorized Representative may approve. Notwithstanding TACT's failure to include the recommendation contemplated by clause (A) of the preceding sentence (in the circumstances permitted thereby), unless this Agreement shall have been terminated pursuant to ARTICLE 12, TACT shall submit this Agreement to its shareholders at the Shareholders' Meeting for the purpose of adopting this Agreement and nothing contained herein shall be deemed to relieve TACT of such obligation. The proxy soliciting materials and the proposals contained therein shall comply with Regulation 14A of the regulations under the Exchange Act and shall be in a form such that, if shareholder approval is obtained, the requirements of Rule 4350(i) of the Marketplace Rules of The NASDAQ Stock Market, Inc. shall have been complied with.

         Section 7.9 Best Efforts. Between the date of this Agreement and the Closing Date, TACT will use its Best Efforts to cause the conditions in ARTICLE 10 to be satisfied.

         Section 7.10 Registration Rights. If TACT at any time after the Closing Date proposes for any reason to register shares of TACT Common Stock under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the Vanguard Stockholders of its intention to so register such shares of TACT Common Stock at least thirty (30) days before the initial filing of such registration statement and, upon the written request, delivered to TACT within twenty (20) days after delivery of any such notice by TACT, of the Vanguard Stockholders to include in such registration Exchange Shares (which request shall specify the number of Exchange Shares proposed to be included in such registration and shall state that such Vanguard Stockholders desire to sell such Exchange Shares in the public securities markets), TACT shall use commercially reasonable efforts to cause all such Exchange Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, that if the managing underwriter advises TACT that the inclusion of all Exchange Shares requested to be included in such registration would be materially detrimental to the successful marketing (including pricing) of the TACT Common Stock proposed to be registered by TACT, then the number of Exchange Shares proposed to be included in such registration shall be reduced before any other shares of TACT Common Stock proposed to be included in such registration.

         Section 7.11 Declaration and Payment of Dividend. Prior to the Closing TACT shall declare and pay a cash dividend (the "Dividend") in the amount of $0.75 per share of TACT Common Stock and TACT preferred stock (to the extent that such preferred stock has not been converted to TACT Common Stock) issued and outstanding on the record date; provided, that (i) payment of the Dividend shall be contingent on the consummation of the Company Contemplated Transactions; and (ii) the Dividend that is payable with regard to 30,000 shares of TACT Common Stock that are to be issued to the independent members of TACT's board of directors following the authorization thereof at the Shareholders' Meeting may be reserved and set aside pending issuance of such shares.

                                   ARTICLE 8

                              ADDITIONAL COVENANTS

         Section 8.1 Public Announcements. Any public announcement or similar publicity with respect to this Agreement or the Contemplated Company Transactions will be issued, if at all, at such time and in such manner as TACT determines. Unless consented to by TACT in advance or required by Legal Requirements, prior to the Closing, the Vanguard Companies, the Vanguard Stockholders shall, keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person. The Authorized Representative and TACT will consult with each other concerning the means by which the employees, customers, and suppliers of the Vanguard Companies, TACT, its Subsidiaries and others having dealings with the Vanguard Companies, TACT and its Subsidiaries will be informed of the Contemplated Company Transactions.

         Section 8.2 Confidentiality.

                  (a) Between the date of this Agreement and the Closing Date, TACT, the Vanguard Companies, the Vanguard Stockholders will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of TACT and the agents and advisors of the Vanguard Stockholders to maintain in confidence, and not use to the detriment of another party any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the Contemplated Company Transactions, unless
(i) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Company Transactions, or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with any legal Proceedings.

                  (b) If the Contemplated Company Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request. Whether or not the Closing takes place, the Vanguard Companies, the Vanguard Stockholders waive, and will upon TACT's request cause each of the Acquired Companies to waive, any cause of action, right, or claim arising out of the access of TACT or its representatives to any Trade Secrets or other confidential information of the Acquired Companies except for the intentional competitive misuse by TACT of such Trade Secrets or confidential information.

         Section 8.3 Board Membership. Immediately after the Closing, the board of directors of TACT shall elect to fill the vacancies on such board and by the two resignations referenced in Section 10.8 with (a) those persons listed on Exhibit E as directors of TACT and (b) to the extent that Exhibit E lists fewer than three persons, persons who will be independent directors within the meaning of Rule 4350(c) of the Marketplace Rules of The NASDAQ Stock Market, Inc. as directors of TACT, in each case to serve until their successors are elected and qualify.

                                   ARTICLE 9

               CONDITIONS PRECEDENT TO TACT'S OBLIGATION TO CLOSE

         The obligation of TACT to issue the Exchange Shares to the Vanguard Stockholders and to take the other actions required to be taken by TACT at the Closing is subject to the fulfillment or written waiver by TACT at or prior to the Closing of each of the following conditions:

         Section 9.1 Accuracy of Representations.

                  (a) All of the representations and warranties of the Vanguard Stockholders in this Agreement must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, without giving effect to any supplement to the Vanguard Disclosure Schedule delivered after the date hereof.

                  (b) Each of the representations and warranties of the Vanguard Stockholders set forth in ARTICLE 4 (considered individually) must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date without giving effect to any supplement to the Vanguard Disclosure Schedule delivered after the date hereof.

         Section 9.2 Vanguard Stockholders' Performance.

                  (a) All of the covenants and obligations that Vanguard or the Vanguard Stockholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been duly performed and complied with in all material respects.

                  (b) Each document required to be delivered pursuant to Section 2.4(a) must have been delivered, and each of the other covenants and obligations in Section 6.2 and Section 6.7 must have been performed and complied with in all respects.

         Section 9.3 Additional Documents. Each of the following documents must have been delivered to TACT:

                  (a) Opinions of McGuireWoods LLP, and Patanjali Associates, New Delhi, India, dated the Closing Date, addressing the matters listed in
Exhibit 9.4(a);

                  (b) The Organizational Documents and all amendments thereto of each Vanguard Company, certified as of a recent date by the appropriate official of the jurisdiction in which such Vanguard Company is incorporated as specified in Item 3.1 of the Vanguard Disclosure Schedule;

                  (c) Certificates with respect to (i) in the case of Vanguard, a date not earlier than the third Business Day prior to the Closing, and, in the case of each other Vanguard Company, dated as of a date not earlier than the thirtieth Business Day prior to the Closing, as to the good standing of such Vanguard Company, executed by the appropriate official of each jurisdiction in which the Vanguard Company is incorporated and in which it is qualified to do business as a foreign corporation as specified in Item 3.1 of the Vanguard Disclosure Schedule; and

                  (d) Such other documents as TACT may reasonably request for the purpose of (i) enabling its counsel to provide the opinion referred to in
Section 10.4(a), (ii) evidencing the accuracy of any of Vanguard Stockholders' representations and warranties, (iii) evidencing the performance by Vanguard and each Vanguard Stockholder of, or the compliance by Vanguard and each Vanguard Stockholder with, any covenant or obligation required to be performed or complied with by Vanguard or such Vanguard Stockholder, (iv) evidencing the satisfaction of any condition referred to in this ARTICLE 9, or (v) otherwise facilitating the consummation or performance of any of the Contemplated Company Transactions.

         Section 9.4 Consummation of Other Transactions. The transactions contemplated by the TACT Stock Purchase Agreement shall have been consummated (subject to the consummation of the Contemplated Transactions).

         Section 9.5 No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against TACT or any Related Person of TACT, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Company Transactions, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Company Transactions.

         Section 9.6 No Material Adverse Effect. Since the date of this Agreement, no event has occurred that has a Material Adverse Effect on the Vanguard Companies, taken as a whole, and no event has occurred or circumstance exists that may cause a Material Adverse Effect on the Vanguard Companies, taken as a whole.

         Section 9.7 Intentionally Omitted.

         Section 9.8 Castor. Castor shall have sold or transferred, on terms reasonably acceptable to TACT, all shares of Vanguard Info-Solution Limited owned by Castor to Vanguard and Castor shall have been liquidated or its shares distributed or sold.

                                   ARTICLE 10

       CONDITIONS PRECEDENT TO VANGUARD STOCKHOLDERS' OBLIGATION TO CLOSE

         The obligation of the Vanguard Stockholders to exchange the Transferred Vanguard Shares and to take the other actions required to be taken by the Vanguard Stockholders at the Closing is subject to the fulfillment or written waiver by the Vanguard Stockholders at or prior to the Closing of each of the following conditions:

         Section 10.1 Accuracy of Representations. All of TACT's representations and warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, without giving effect to any supplement to the TACT Disclosure Schedule delivered after the date hereof.

         Section 10.2 TACT's Performance.

                  (a) All of the covenants and obligations that TACT is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

                  (b) TACT must have delivered each of the documents required to be delivered by TACT pursuant to Section 2.4(b)(ii) and must have issued the Exchange Shares required pursuant to Section 2.4(b)(i).

         Section 10.3 Additional Documents. TACT must have caused the following documents to be delivered to the Vanguard Stockholders:

                  (a) An opinion of Orrick, Herrington & Sutcliffe LLP, dated the Closing Date, addressing the matters listed in Exhibit 10.4(a); and

                  (b) Such other documents as the Authorized Representative may reasonably request for the purpose of (i) enabling counsel for the Vanguard Stockholders to provide the opinion referred to in Section 9.4(a), (ii) evidencing the accuracy of any representation or warranty of TACT, (iii) evidencing the performance by TACT of, or the compliance by TACT with, any covenant or obligation required to be performed or complied with by TACT, (iv) evidencing the satisfaction of any condition referred to in this ARTICLE 10, or
(v) otherwise facilitating the consummation of any of the Contemplated Company Transactions.

         Section 10.4 Consummation of Other Transactions. The transactions contemplated by each of the Shareholder Stock Purchase Agreement and the TACT Stock Purchase Agreement shall have been consummated (subject to the consummation of the Contemplated Transactions).

         Section 10.5 No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against Vanguard or any Vanguard Stockholder or any Related Person of Vanguard or any Vanguard Stockholder, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Company Transactions, or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Company Transactions.

         Section 10.6 No Material Adverse Change. Since the date of this Agreement, no event has occurred that has a Material Adverse Effect on TACT and its Subsidiaries, taken as a whole, and no event has occurred or circumstance exists that may cause a Material Adverse Effect on TACT and its Subsidiaries, taken as a whole.

         Section 10.7 Falcone Employment Agreement. TACT and Richard Falcone shall have entered into an employment agreement in the form of Exhibit 10.8.

         Section 10.8 Resignations. Shmuel BenTov and Reuven Battat shall have resigned from TACT's board of directors.

                                   ARTICLE 11

                 INDEMNIFICATION; REMEDIES; LIMITS ON LIABILITY

         Section 11.1 Indemnification.

                  (a) Subject to the limitation contained in Section 11.2(a), from and after the Closing Date, Excalibur shall protect, defend, indemnify and hold harmless TACT and its affiliates (including the Vanguard Companies), officers, directors, employees, representatives and agents (each a "TACT Indemnified Person" and collectively, the "TACT Indemnified Persons") from and against any and all losses, claims, costs, damages, liabilities, fees (including without limitation attorneys' fees and expenses generally and attorney's fees and expenses specifically related to enforcement of, or assertion of, claims pursuant to this ARTICLE 11) (collectively, the "Losses") and expenses that any of the TACT Indemnified Persons actually incurs arising out of or in connection with (i) any claim, demand, action or cause of action alleging misrepresentation, breach of, or default in connection with, any of the representations, warranties, covenants or agreements of the Vanguard Stockholders contained in this Agreement, including any exhibits or schedules attached hereto, or any fact or circumstance constituting a misrepresentation, breach of or default in such representations or warranties, (ii) any Losses that any of the TACT Indemnified Persons actually incurs arising out of or in connection with any Proceeding affecting any of the Vanguard Companies or any Vanguard Stockholder, and (iii) all Taxes imposed on, or resulting from the operations of, the Vanguard Companies for all periods up to and including the Closing Date (except with respect to the amount of Taxes that the Vanguard Companies have properly reserved for on the Interim Balance Sheet). Each Vanguard Stockholder's pro rata portion of any Losses shall be based upon such Vanguard Stockholder's pro rata portion of the Exchange Shares received in connection with the Exchange Transaction.

                  (b) Subject to the limitation contained in Section 11.2(b), from and after the Closing Date, TACT shall protect, defend, indemnify and hold harmless each Vanguard Stockholder (each a "Vanguard Indemnified Person" and collectively the "Vanguard Indemnified Persons") from and against any and all Losses, that any of the Vanguard Indemnified Persons actually incurs arising out of or in connection with any claim, demand, action or cause of action alleging misrepresentation, breach of, or default in connection with, any of the representations, warranties, covenants or agreements of TACT contained in this Agreement, including any exhibits or schedules attached hereto, or any factor or circumstance constituting a misrepresentation, breach of or default in such representations or warranties. The foregoing indemnification obligations of TACT shall apply solely to Losses incurred by any of the Vanguard Indemnified Persons in excess of an aggregate of the Threshold.

                  (c) No claim shall be brought under this ARTICLE 11 unless either the TACT Indemnified Persons or the Vanguard Indemnified Persons (hereinafter being referred to as the "Indemnified Persons," with each reference being made to the applicable party or parties as appropriate in the context), or any of them, at any time prior to the applicable Survival Date (as defined herein), give, in the case of a claim for indemnification made under Section 11.1(b), TACT or, in the case of a claim for indemnification made under Section 11.1(a), the Escrow Agent and Excalibur (TACT and Excalibur hereinafter being referred to as the "Indemnifying Persons," with each reference being made to the applicable party or parties as appropriate in the context) prompt written notice (a "Claim Notice") after the Indemnified Party has actual knowledge of the basis for such claim, or of the existence of any such claim, specifying the nature and basis of such claim and the amount thereof, to the extent known or prompt written notice of any Third Party Claim, the existence of which might give rise to such a claim, but the failure so to provide such notice to the Indemnifying Persons and, if required, the Escrow Agent will not relieve the Indemnifying Persons from any liability which they may have to the Indemnified Persons under this Agreement (unless and only to the extent that such failure results in the loss or compromise of any material rights (including in any event the right to seek and obtain indemnification or contribution or to make a timely claim for insurance coverage) or defenses of the Indemnifying Persons and they were not otherwise aware of such action or claim) or otherwise.

                  (d) In case any Indemnifying Person shall object in writing to any Claim Notice, the Indemnified Person that has sent the Claim Notice shall respond in a written statement to the objection of such Indemnifying Person within 15 days of the receipt of such objection. If after such 15-day period, there remains a dispute as to the claim set forth in the Claim Notice, the Indemnified Person and the Indemnifying Person shall attempt in good faith for an additional 15 days to agree upon the rights of the respective parties with respect to each of such claims (the "Good Faith Negotiation Period"). If the Indemnified Person and the Indemnifying Person should so agree, a memorandum setting forth such agreement shall be prepared and signed by both parties and shall be furnished to the Escrow Agent. The Escrow Agent shall be entitled to rely on any such memorandum and shall distribute the amount payable from the fund held by the Escrow Agent in accordance with the terms of the memorandum and the Escrow Agreement. If no such agreement can be reached after the Good Faith Negotiation Period, the matter shall be settled by binding arbitration in New York, New York. All claims shall be settled by three arbitrators in accordance with the Commercial Arbitration Rules then in effect of the American Arbitration Association (the "AAA Rules"). If the Indemnified Person and the Indemnifying Person are unable to resolve the claim after the Good Faith Negotiation Period, the Indemnified Person and the Indemnifying Person shall each designate one arbitrator within 15 days after the termination of the Good Faith Negotiation Period. The Indemnified Person and the Indemnifying Person shall cause such designated arbitrators mutually to agree upon and designate a third arbitrator; provided, that if either the Indemnified Person and the Indemnifying Person fails to timely designate an arbitrator, the dispute shall be resolved by the one arbitrator timely designated. All of the fees and expenses of the three arbitrators shall be shared equally by the Indemnified Person and the Indemnifying Person. The Indemnified Person and the Indemnifying Person shall cause the three arbitrators to decide the matters to be arbitrated pursuant hereto within 30 days after the appointment of the third arbitrator. The final decision of the majority of the arbitrators shall be furnished to the Indemnified Person and the Indemnifying Person and the Escrow Agent in writing and shall constitute the conclusive determination of the matters in question binding upon the Indemnified Persons and the Indemnifying Persons, and shall not be contested by any of them. Such decision may only be used in a court of law for the purpose of seeking enforcement of the arbitrators' decision.

                  (e) The obligations and liabilities of TACT and Excalibur, as applicable, with respect to Losses resulting from the assertion of liability by Third Parties that could render TACT's or Excalibur's, as applicable, representations and warranties false or misleading (each, a "Third Party Claim") shall be subject to the following terms and conditions:

                           (i) The Indemnified Persons shall promptly give
                  written notice to the Indemnifying Persons of any Third Party Claim that might give rise to any Loss by the Indemnified Persons, stating the nature and basis of such Third Party Claim, and the amount thereof to the extent known. Such notice shall be accompanied by copies of all relevant documentation with respect to such Third Party Claim, including, without limitation, any summons, complaint or other pleading that may have been served, any written demand or any other document or instrument. Notwithstanding the foregoing, the failure to provide notice as aforesaid to the Indemnifying Persons will not relieve the Indemnifying Persons from any liability which they may have to the Indemnified Persons under this Agreement (unless and only to the extent that such failure results in the loss or compromise of any material rights (including in any event the right to seek and obtain indemnification or contribution or to make a timely claim for insurance coverage) or defenses of the Indemnifying Persons and they were not otherwise aware of such action or claim) or otherwise.

                           (ii) The Indemnifying Persons will have the right,
                  upon delivery of a written acknowledgement to the Indemnified Persons of their indemnification liability pursuant to this
                  ARTICLE 11, to assume the defense of the Third Party Claim with counsel of his or its choice within twenty (20) days after the Indemnified Person has given notice of the Third Party Claim; provided, that the Indemnifying Persons must conduct the defense of the Third Party Claim actively and diligently thereafter in order to preserve its rights in this regard; and provided, further that Indemnified Person may retain separate counsel, with the reasonable fees and expenses to be paid by the Indemnifying Persons, if such Indemnified Person upon advice of legal counsel shall have reasonably concluded that representation of such Indemnified Person or Persons by the counsel retained by the Indemnifying Persons would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such Proceeding (provided, that the Indemnifying Person shall not be responsible for the fees and expenses of more than one additional counsel for all Indemnified Persons). No Indemnifying Person, in the defense of any claim or litigation, shall, except with the consent of each Indemnified Person, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all Liability in respect to such claim or litigation.

                           (iii) In the event that the Indemnifying Persons do
                  not assume and conduct the defense of the Third Party Claim in accordance with Section 11.1(e)(ii), the Indemnified Persons shall defend any Third Party Claims with counsel of their own choosing, which counsel shall be reasonably satisfactory to the Indemnifying Persons, and shall act reasonably and in accordance with their good faith business judgment in handling such Third Party Claims and shall not effect any settlement without the consent of the Indemnifying Persons, which consent shall not unreasonably be withheld or delayed. The Indemnifying Persons and the Indemnified Persons shall make available to each other and their counsel and accountants all books and records and information relating to any Third Party Claims, keep each other fully apprised as to the details and progress of all proceedings relating thereto and render to each other such assistance as may be reasonably required to ensure the proper and adequate defense of any and all Third Party Claims.

         Section 11.2 Limitations on Indemnification. Except as provided in clauses (i) and (ii) of this Section 11.2, Excalibur shall not have any liability nor be subject to any claim under Section 11.1(a), unless and until the amount of any Losses subject to Section 11.1(a) exceeds $10,000 per claim (the "Individual Claim Threshold") and $1,500,000 in the aggregate (the "Aggregate Claim Threshold") with respect to Losses subject to indemnity under
Section 11.1(a). If the aggregate amount of Losses subject to Section 11.1(a) exceeds the Aggregate Claim Threshold, then for each such Loss that is or was subject to Section 11.1(a) and that exceeds the Individual Claim Threshold (including those within the Aggregate Claim Threshold), TACT Indemnified Persons shall be entitled to indemnification by Excalibur in the full amount of such Loss (notwithstanding the Aggregate Claim Threshold), up to the Aggregate Claim Limit. Claims that do not exceed the Individual Claim Threshold shall not be entitled to indemnification under Section 11.1(a), but shall be included in any determination of whether the aggregate amount of Losses subject to Section 11.1(a) exceeds the Aggregate Claim Threshold. Except as provided in clauses (i) and (ii) of this Section 11.2, in no event shall Excalibur be liable under this Agreement, whether with respect to Third Party Claims or non-Third Party Claims, for any amounts in excess of $8,000,000 (the "Aggregate Loss Limit") in the aggregate (or such lesser amount as corresponds to, as applicable, the Escrow Shares then held by the Escrow Agent under the Escrow Agreement), nor shall any liability of Excalibur hereunder be settled other than, as set forth in Section
11.3 by means of set-off against, as applicable, the Escrow Shares. Notwithstanding the foregoing provisions of this Section 11.2:

                           (i) (A) no breach of the representations and
                  warranties contained in Section 3.9 shall be included in the computation of either the Aggregate Claim Threshold or the Aggregate Loss Limit; and (B) any claim for any loss arising from any breach of the representations and warranties contained in Section 3.9 shall be settled by Excalibur by payment of cash; and

                           (ii) no breach of the representation and warranties
                  contained in Section 3.17(e), 3.17(g) and the first sentence of Section 3.17(i) shall be subject to the Individual Claim Threshold of $10,000, but instead shall be subject to a separate individual claim threshold of $2,500 and shall not be subject to the Aggregate Loss Limit. For the avoidance of doubt, the parties agree that, for up to an aggregate of $150,000 of Losses, no claim arising from Vanguard's failure to match employee contributions under its 401(k) Employee Plan prior to the date of this Agreement (the "Vanguard 401(k) Underpayment") may be the subject of a Claim Notice or otherwise be entitled to the benefits of Section 11.1(a) or included in the computation of either the Aggregate Claim Threshold or the Aggregate Loss Limit. For the avoidance of doubt, claims for or related to the Vanguard 401(k) Underpayment shall be eligible for indemnification under
                  Section 11.1(a) and Section 11.2 only to the extent that such claims exceed $150,000, in which case such excess amount of claims shall be included in the computation of claims in excess of the Aggregate Loss Threshold and shall be subject to indemnification under Section 11.1(a) without limitation by the Aggregate Loss Limit.

                  (b) Notwithstanding anything to the contrary contained in this Agreement, TACT shall not have any liability nor be subject to any claim under
Section 11.1(b), unless and until the amount of any Losses subject to Section 11.1(b) exceeds $10,000 per claim and $1,500,000 in the aggregate with respect to Losses subject to indemnity under Section 11.1(b). If the aggregate amount of Losses subject to Section 11.1(b) exceeds the Aggregate Claim Threshold, then for each such Loss subject to Section 11.1(b) that exceeds the Individual Claim Threshold (including those within the Aggregate Claim Threshold), Seller Indemnified Persons shall be entitled to indemnification by TACT in the full amount of such Loss (notwithstanding the Aggregate Claim Threshold), up to the Aggregate Claim Limit. Claims that do not exceed the Individual Claim Threshold shall not be entitled to indemnification under Section 11.1(b), but shall be included in any determination of whether the aggregate amount of Losses subject to Section 11.1(b) exceed the Aggregate Claim Threshold. Notwithstanding anything to the contrary contained in this Agreement, in no event shall any TACT Indemnifying Person be liable under this Agreement, whether with respect to Third Party Claims or non-Third Party Claims, for any amounts in excess of the Aggregate Loss Limit.

         Section 11.3 Set-Off Against Escrowed Shares. If Losses become payable by Excalibur pursuant to Section 11.1(a), except as set forth in Section 11.2(a)(i)(C), then the amount of any such Loss shall be paid to TACT first by rounding such amount to the nearest $8.00 and then setting off such rounded amount of Losses, pro rata, at the rate of one share of TACT Capital Stock for each $8.00 of Loss, against the Escrow Shares held by the Escrow Agent. In furtherance thereof, within five (5) Business Days of the written request of TACT to the Vanguard Stockholders, the Escrow Agent will tender to TACT for cancellation one or more certificates representing the Escrow Shares to be delivered by such person in exchange for one or more certificates in a number that properly reflects the set-off made pursuant to the provisions of this Section.

         Section 11.4 Survival of Representations and Warranties. The representations and warranties contained in ARTICLE 3, ARTICLE 4 and ARTICLE 5 shall survive the Closing Date until the first anniversary of the Closing Date, other than the representations and warranties contained in Sections 3.4, 3.9,
3.11 and 3.17, which shall survive in accordance with the applicable statute of limitations related to any claims with respect thereto. For convenience of reference, the date upon which any representation and warranty contained herein shall terminate is referred to herein as the "Survival Date." No Third Party other than the Indemnified Persons, and each of them, shall be a third party or other beneficiary of such representations and warranties and no such third party shall have any rights of contribution against TACT or the Vanguard Stockholders with respect to such representations or warranties or any matter subject to or resulting in indemnification under this ARTICLE 11, or otherwise.

         Section 11.5 Claims. If TACT is required to pay any amounts to the Vanguard Indemnified Persons pursuant to this ARTICLE 11, it shall do so in cash pro rata based on the number of Exchange Shares received by such Vanguard Indemnified Persons on the Closing Date. If Excalibur is required to pay any amounts to the TACT Indemnified Persons pursuant to this ARTICLE 11, it shall do so pursuant to the Escrow Agreement

         Section 11.6 Limitation of Remedies as to Berenson. In no event shall Berenson be liable to any Person for any Losses arising out of or in connection with this Agreement or any of the Contemplated Transactions, other than for a Breach by Berenson of any of its representations and warranties under Article 4 or of its agreements or covenants hereunder.

                                   ARTICLE 12

                                   TERMINATION

         Section 12.1 Termination by Mutual Consent. This Agreement may be terminated at any time prior to the Closing by the mutual written consent of TACT and the Authorized Representative.

         Section 12.2 Termination by the Authorized Representative or TACT. This Agreement may be terminated by action of the board of directors of TACT (upon payment of the Termination Amount, if payable pursuant to Section 12.5(a)) or by the Authorized Representative, if:

                           (i) the Exchange shall not have been consummated by
                  5:00 pm (New York City time) on July 31, 2005; provided, that the right to terminate this Agreement pursuant to this clause
                  (i) shall not be available to any party whose failure to perform or observe in any material respect any of its obligations under this Agreement in any manner shall have been the cause of, or resulted in, the failure of the Exchange to occur on or before such date; provided further that such time period shall be tolled for any period during which any party shall be subject to a non-final order, decree, ruling or action restraining, enjoining or otherwise prohibiting the consummation of the Exchange;

                           (ii) if the requisite vote of the TACT shareholders
                  shall not have been obtained at the Shareholders' Meeting (including adjournment and postponement thereof); or

                           (iii) a United States federal or state court of
                  competent jurisdiction or United States federal or state governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the Exchange and such order, decree, ruling or other action shall have become final and non-appealable.

         Section 12.3 Termination by TACT. This Agreement may be terminated prior to the Closing, by action of the board of directors of TACT (upon payment of the Termination Amount, if payable pursuant to Section 12.5(a)) after consultation with its legal advisors, if:

                           (i) prior to the Shareholders' Meeting, TACT receives
                  a Superior Proposal as described in Section 7.7(a) and resolves to accept such Superior Proposal, but only if TACT has acted in all material respects in accordance with, and has otherwise complied in all material respects with the terms of,
                  Section 7.7, including the notice provisions therein; or

                           (ii) (A) there has been a breach by Vanguard or the
                  Vanguard Stockholders of any representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of the Vanguard Stockholders shall have become untrue, in either case such that the conditions set forth in Section 9.1 will not be satisfied at the Closing Date and (B) such breach is not curable, or, if curable, is not cured within 30 days after written notice of such breach is given to the Authorized Representative by TACT; provided, that the right to terminate this Agreement pursuant to clause
                  (ii) of this Section 12.3 shall not be available to TACT if it, at such time, is in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in Section 10.1 will not be satisfied at the Closing Date.

         Section 12.4 Termination by the Authorized Representative. This Agreement may be terminated at any time prior to the Closing by the Authorized Representative after consultation with his legal advisors, if:

                           (i) the board of directors of TACT shall have
                  withdrawn, modified or changed, in a manner adverse to the Vanguard Stockholders, its approval or recommendation of the Contemplated Company Transactions, or the transactions contemplated in the Shareholder Stock Purchase Agreement, and recommended approval of a Company Acquisition Proposal and at the time of such withdrawal, modification or change a Company Acquisition Proposal that is a Superior Proposal is pending;

                           (ii) prior to the Shareholders Meeting, TACT receives
                  a Superior Proposal and TACT's board of directors shall have resolved to accept any Superior Proposal;

                           (iii) (A) there has been a breach by TACT of any
                  representation, warranty, covenant or agreement set forth in this Agreement or if any representation or warranty of TACT shall have become untrue, in either case such that the conditions set forth in Section 10.1 will not be satisfied at the Closing Date and (B) such breach is not curable, or, if curable, is not cured within 30 days after written notice of such breach is given by the Vanguard Stockholders to TACT; provided, that the right to terminate this Agreement pursuant to clause (iii) of this Section 12.4 shall not be available to the Authorized Representative if, at such time, Vanguard or any Vanguard Stockholder is in breach of any representation, warranty, covenant or agreement set forth in this Agreement such that the conditions set forth in Section 9.1 will not be satisfied at the Closing Date.

         Section 12.5 Effect of Termination.

                  (a) If this Agreement is terminated:

                           (i) by TACT or the Authorized Representative pursuant
                  to clause (i) or (ii) of Section 12.2 or clause (iii) of
                  Section 12.4 and (A) (1) in the case of a termination pursuant to clause (i) of Section 12.2 or clause (iii) of Section 12.4, such termination results from the breach by TACT in a material respect of any of its material agreements or covenants set forth in this Agreement and, at the time of such breach, any Person shall have made a Company Acquisition Proposal that had become public and then remained pending or shall have publicly announced and not withdrawn an intention (whether or not conditional) to make a Company Acquisition Proposal, or (2) in the case of a termination pursuant to clause (ii) of Section 12.2, at the time of the Shareholders' Meeting, any person shall have made a Company Acquisition Proposal that had become public and then remained pending or shall have publicly announced and not withdrawn an intention (whether or not conditional) to make a Company Acquisition Proposal, (B) neither Vanguard nor any Vanguard Stockholder was in breach of any of its representations, warranties or covenants in this Agreement, (C) the board of directors of TACT at no time withdrew, modified or changed, in any manner adverse to the Vanguard Stockholders, the board's approval or recommendation of the Exchange or recommended approval of a Company Acquisition Proposal, or resolved to do any of the foregoing, and (D) within 12 months after such termination TACT shall consummate or enter into a definitive agreement which is ultimately consummated with the proponent of such Company Acquisition Proposal;

                           (ii) by TACT pursuant to clause (i) of Section 12.3;
                  or

                           (iii) by the Authorized Representative pursuant to
                  clause (i) or (ii) of Section 12.4;

then, TACT shall pay the Authorized Representative U.S. $500,000.00 (the "TACT Termination Amount") upon termination of this Agreement at the times and subject to the conditions set forth in the following sentence. All payments required by this Section 12.5(a)shall be made in cash by wire transfer to an account designated by the Authorized Representative on (1) in the case of clause (ii) of
Section 12.5(a), on the date of termination of this Agreement, (2) in the case of clause (iii) of Section 12.5(a), the date which is the third business day following the date of termination of this Agreement if this Agreement is terminated by the Authorized Representative, and (3) in the case of clause (i) of Section 12.5(a), the date on which the Company Acquisition Proposal referred to in subclause (D) thereof is consummated; provided, that TACT shall have no obligation to pay the TACT Termination Amount upon a termination pursuant to clause (i) of Section 12.5(a) unless and until the Company Acquisition Proposal referred to in subclause (D) of clause (i) of Section 12.5(a) has been consummated. TACT acknowledges that the agreements contained in this Section 12.5(a) are an integral part of the transactions contemplated by this Agreement and constitute liquidated damages and not a penalty, and that, without these agreements, the Authorized Representative would not enter into this Agreement; accordingly, if TACT fails promptly to pay any amount due pursuant to this
Section 12.5(a), and, in order to obtain such payment, the Authorized Representative commences a suit which results in a judgment against TACT for the payment set forth in this Section 12.5(a), TACT shall pay to the Authorized Representative its costs and expenses (including attorneys' fees) in connection with such suit, together with interest on such amount from the date payment was required to be made until the date such payment is actually made at the annual prime lending rate of Citigroup, N.A. in effect from time to time from the date such payment was required to be made, plus one percent (1%).

                  (b) In the event of termination of this Agreement and the abandonment of the Exchange Transaction pursuant to this ARTICLE 12, all obligations of the parties hereto shall terminate, except the obligations of the parties pursuant to Section 12.5 and Section 13.1; provided, that nothing herein shall relieve any party from any liability for any breach by such party of any of its covenants or agreements set forth in this Agreement and all rights and remedies of such non-breaching party under this Agreement in the case of such a breach, at law or in equity, shall be preserved.

         Section 12.6 Extension; Waiver. At any time prior to the Closing, TACT may, by action taken by its board of directors, and the Authorized Representative may, by action taken by him on behalf of the Vanguard Stockholders, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                   ARTICLE 13

                            MISCELLANEOUS PROVISIONS

         Section 13.1 Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution, and performance of this Agreement and the Contemplated Company Transactions, including all fees and expenses of its Representatives including all fees and expenses of its Representatives; provided, that all unpaid fees and expenses set forth on Exhibit 13.1, as the same shall be prepared by and hereafter updated by each of TACT, Vanguard and the Vanguard Stockholders between the execution of this Agreement and the Closing so as to reflect the reasonable costs and expenses of such Representatives, shall be paid at the Closing. Except as set forth in ARTICLE 12, if this Agreement is terminated, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

         Section 13.2 Notices.

                  (a) All notices, consents, waivers and other communications hereunder must be in writing and either (i) delivered personally, (ii) sent by facsimile transmission (with written confirmation of a successful transmission),
(iii) mailed by prepaid first class registered or certified mail, return receipt requested, or (iv) delivered by a nationally recognized prepaid overnight courier service (receipt requested), in each case to the appropriate addresses or facsimile numbers set forth below (or to such other addresses or facsimile numbers as a party may designate by notice to the other parties):

             if to TACT:

                               77 Brant Avenue, Suite 320
                               Clark, New Jersey  07066
                               Attention: Chief Financial Officer
                               Telephone:       (732) 499-8228
                               Facsimile:       (732) 499-9310

             with a copy (which shall not constitute notice) to:

                               Orrick, Herrington & Sutcliffe LLP
                               666 Fifth Avenue
                               New York, New York 10103
                               Attention:       Lawrence B. Fisher, Esq.
                               Telephone:       212) 506-5385
                               Facsimile:       (212) 506-5151
             if to the Authorized Representative or the Vanguard Stockholders:

                               T.V. Govindarajan
                               c/o Vanguard Info-Solutions Corporation
                               2088 Route 130 North
                               Monmouth Junction, NJ, USA 08852
                               Telephone:       (732) 951-0701
                               Facsimile:       (732) 951-0704

             with a copy (which shall not constitute notice) to:

                               McGuireWoods LLP
                               1345 Avenue of the Americas, 7th Floor
                               New York, NY 10105
                               Attention:       William A. Newman, Esq.
                               Telephone:       (212) 548-2100
                               Facsimile:       (212) 548-2150

             if to Vanguard, to:

                               Vanguard Info-Solutions Corporation
                               2088 Route 130 North
                               Monmouth Junction, New Jersey  08852
                               Telephone:       (973) 951-0701
                               Facsimile:       (973) 951-0704

             with a copy (which shall not constitute notice) to:

                               McGuireWoods LLP
                               1345 Avenue of the Americas, 7th Floor
                               New York, NY 10105
                               Attention:       William A. Newman, Esq.
                               Telephone:       (212) 548-2100
                               Facsimile:       (212) 548-2150

                  (b) All such notices, consents, waivers and other communications will (i) if delivered personally in the manner and to the address provided in this section, be deemed given upon delivery, (ii) if delivered by facsimile transmission in the manner and to the facsimile number provided in this section, be deemed given on the earlier of receipt or the first business day after transmission, (iii) if delivered by mail in the manner, and to the address provided in this section, be deemed given on the earlier of the fourth business day following mailing or upon receipt, and (iv) if delivered by overnight courier in the manner and to the address provided in this section, be deemed given on the earlier of receipt or the first business day following the date sent by such overnight courier.

         Section 13.3 Entire Agreement; Modifications. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter (including the letter of intent dated July 21, 2004) and constitutes (along with the Disclosure Schedules, Exhibits and other documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

         Section 13.4 Governing Law; Submission to Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the domestic laws of New York without giving effect to any choice of law or conflict of law provision or rule (whether New York or any other jurisdiction) that would require the application of any other law.

         Section 13.5 Assignment; Successors; No Third Party Rights. Neither party may assign any of its rights or delegate any of its obligations under this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties, except that any Vanguard Stockholder may assign its rights and obligations under this Agreement prior to the Closing subject to compliance with Section 6.9. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         Section 13.6 Severability. If any portion of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         Section 13.7 No Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, and no single or partial exercise by a party of its rights hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         Section 13.8 Jurisdiction; Service of Process. Any Proceeding arising out of or relating to this Agreement or any Contemplated Transaction may be brought in the federal courts sitting in the County of New York, State of New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such courts and agrees not to bring any Proceeding arising out of or relating to this Agreement or any Contemplated Transaction in any other court. The parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Proceeding referred to in the first sentence of this section may be served on any party anywhere in the world.

         Section 13.9 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         Section 13.10 Counterparts. This Agreement may be executed in one or more counterpart copies, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                           TACT:


                               By:       /s/ Richard D. Falcone
                                         --------------------------------
                                         Name: Richard D. Falcone
                                         Title: Chief Financial Officer



                           AUTHORIZED REPRESENTATIVE:


                               By:       /s/ T.V. Govindarajan
                                         --------------------------------
                                         Name: T.V. Govindarajan
                                         Title: Authorized Representative

                           EXCALIBUR INVESTMENT GROUP LIMITED:


                               By:       /s/ Geeta Gajjar
                                         --------------------------------
                                         Name: Geeta Gajjar
                                         Title: Authorized Signatory



                               By:       /s/ Andrew Harry Ball
                                         --------------------------------
                                         Name: Andrew Harry Ball

                           BERENSON INVESTMENTS LLC


                               By:       /s/ Steven Wayne
                                         --------------------------------
                                         Name: Steven Wayne
                                         Title: Secretary & Treasurer

                           VANGUARD INFO-SOLUTIONS CORPORATION


                               By:       /s/ Donald Kovalevich
                                         --------------------------------
                                         Name: Donald Kovalevich
                                         Title: Chief Executive Officer

                                                                      EXHIBIT A

                                                  LIST OF VANGUARD STOCKHOLDERS

                              VANGUARD STOCKHOLDERS


                                                                                                               NUMBER OF
                                                                                           NUMBER OF             SHARES
                                                                                        SHARES OF TACT        INCLUDED IN
                                                                                       CAPITAL STOCK TO     THE PRIOR COLUMN
                                                         NUMBER OF SHARES OF            BE RECEIVED AT       TO BE PLACED IN
          NAME OF VANGUARD STOCKHOLDER                   VANGUARD STOCK OWNED               CLOSING*            ESCROW
-------------------------------------------------- --------------------------------- ------------------ ---------------------
Excalibur Investment Group Limited                      680 Series A Shares                4,972,701           1,000,000
                                                        6,120 Series B Shares

-------------------------------------------------- --------------------------------- ------------------ ---------------------
Andrew Harry Ball                                       315 Series A Shares                2,303,531                   0
                                                        2,835 Series B Shares
-------------------------------------------------- --------------------------------- ------------------ ---------------------
Berenson Investments LLC                                5 Series A Shares                     36,564                   0
                                                        45 Series B Shares
-------------------------------------------------- --------------------------------- ------------------ ---------------------

-------------------------------------------------- --------------------------------- ------------------ ---------------------
                                           TOTAL:                                          7,312,796           1,000,000
-------------------------------------------------- --------------------------------- ------------------ ---------------------


*Inclusive of shares to be placed in escrow.

                                                                   EXHIBIT 10.7

                                                   FALCONE EMPLOYMENT AGREEMENT


                             [INTENTIONALLY OMITTED]

                                                                      EXHIBIT B

                                FORM OF POWER OF ATTORNEY AND CUSTODY AGREEMENT


               IRREVOCABLE POWER OF ATTORNEY AND CUSTODY AGREEMENT


T.V. Govindarajan
As Custodian and Attorney-in-Fact
c/o Vanguard Info-Solutions Corporation
2088 Route 130 North
Monmouth Junction, New Jersey 08852


Dear Mr. Govindarajan:

         Each of the undersigned proposes to transfer and deliver the number of shares (the "Shares") of Series A or Series B Common Stock, no par value (the "Common Stock") of Vanguard Info-Solutions Corporation, a New Jersey corporation formerly known as B2B Solutions, Inc., ("Vanguard"), that is shown under the signature line for the undersigned, (such number representing all of the undersigned's securities of Vanguard) in this Irrevocable Power of Attorney and Custody Agreement (this "Agreement"), beneficially owned by the undersigned, to TACT, Inc., a New York Company (the "Company"), in connection with the Exchange Transaction as such term is defined in the Share Exchange Agreement (the "Exchange Agreement"), dated as of January 21, 2005 between Vanguard and the Company of which this Agreement is a part, all substantially on the terms and subject to the conditions set forth in the Exchange Agreement.

         The undersigned shall deliver to you as Attorney-in-Fact (as defined below) one or more certificates representing the undersigned's interests in the Shares and any such additional documentation as you, Vanguard or the Company may reasonably request to effectuate or confirm compliance with any of the provisions hereon all of the foregoing to be in form and substance reasonably satisfactory in all respect to you, Vanguard and the Company.

         Each certificate representing Shares shall be delivered to you in negotiable form, except that the certificate may bear legends restricting transferability to comply with the Securities Act of 1933, as amended.

         Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Exchange Agreement.

         1. APPOINTMENT OF ATTORNEY-IN-FACT. In connection with the foregoing, each of the undersigned hereby appoints T.V. Govindarajan, with full power to act in all respects hereunder in his sole discretion, as the true and lawful attorney-in-fact and agent (the "Attorney-in-Fact"), of the undersigned, with full power and authority in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the sale of the Shares owned by the undersigned to the Company pursuant to the Exchange Agreement and the Escrow Agreement, (if the undersigned is a party to the Escrow Agreement) including, but not limited to, the power and authority:

                  (a) to exchange, sell, assign and transfer to the Company the Shares on the Closing Date, to deliver the Shares to the Escrow Agent (if the undersigned is a party to the Escrow Agreement) and to perform all obligations and functions of the Authorized Representative, each in accordance with the terms and conditions of the Exchange Agreement and the Escrow Agreement (if the undersigned is a party to the Escrow Agreement);

                  (b) for the purpose of effecting the Exchange Transaction, in the capacity of the Authorized Representative for the undersigned, to execute and deliver the Exchange Agreement substantially in the form previously delivered to the undersigned. The execution and delivery of the Exchange Agreement and the Escrow Agreement (if the undersigned is a party to the Escrow Agreement) by such Attorney-in-Fact shall be conclusive evidence with respect to the undersigned's approval hereto and to and comply with each and all of the provisions of the Exchange Agreement;

                  (c) in the sole and absolute discretion of the Attorney-in-Fact so acting, to exercise any power conferred upon and to take any action authorized or required to be taken by the undersigned as a stockholder of Vanguard transferring his or its Shares to the Company pursuant to the Exchange Agreement or the Escrow Agreement (if the undersigned is a party to the Escrow Agreement) and to take such action as the Attorney-in-Fact so acting may determine with respect to (i) the transfer on the stock record books of Vanguard of the Shares in order to effect such sale, (ii) the delivery to or for the account of the Company of the certificates for the Shares against receipt by the Custodian (as defined below) of that portion of the Exchange Shares ("Exchange Shares") to which the undersigned is entitled under the Exchange Agreement and
(iii) the delivery to the undersigned of the Exchange Shares;

                  (d) if deemed necessary by the Attorney-in-Fact, to retain legal counsel in connection with any and all matters referred to herein;

                  (e) to make, execute, acknowledge and deliver all such other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including amendments to the Exchange Agreement and the Escrow Agreement (if the undersigned is a party to the Escrow Agreement), and to take all action that the Attorney-in-Fact so acting may consider necessary or appropriate in connection with or to carry out the aforesaid transfer of the Shares to the Company as fully as the undersigned could if then personally present with full capacity and authority;

                  (f) if necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares; or a stock power or powers attached to such certificate(s); and

                  (g) if and as applicable, to make payment, on behalf and for the account of the undersigned, of all costs and expenses payable by the undersigned pursuant to the provisions of the Exchange Agreement or the Escrow Agreement (if the undersigned is a party to the Escrow Agreement) or otherwise incurred and deemed appropriate by the Attorney-in-Fact so acting, including any applicable stock transfer taxes chargeable to the undersigned and any fees and expenses of the Custodian (as defined below), all in the sole and absolute discretion of the Attorney-in-Fact so acting, the undersigned hereby expressly promising to promptly repay such Attorney-in-Fact for any such payments made on behalf and for the account of the undersigned by such Attorney-in-Fact.

         2. APPOINTMENT OF CUSTODIAN; DEPOSIT OF SHARES; INSTRUCTIONS TO CUSTODIAN.

                  (a) The undersigned hereby appoints T.V. Govindarajan to act as custodian (the "Custodian") of the certificate(s) representing the Shares on the terms and subject to the conditions set forth in this Agreement.

                  (b) The undersigned hereby agrees to deliver to the Custodian a certificate or certificates representing the Shares, together with stock powers executed in blank. These certificates are to be held by the Custodian for the account of the undersigned and are to be disposed of by the Custodian in accordance with this Agreement.

                  (c) The undersigned hereby authorizes and directs the Custodian to hold the certificates deposited herewith in his custody with full power in the name of and for and on behalf of the undersigned and:

                           (i) to deliver, or cause to be delivered,
                  certificates representing the Shares to the Company on the Closing Date, fixed in accordance with the Exchange Agreement against receipt by the Custodian, in his capacity of the Attorney-in-Fact for the undersigned, of the Exchange Shares;

                           (ii) to determine, in the sole and absolute
                  discretion of the Custodian, whether and the time or times when, the purpose for, and the manner in which, any power conferred herein to the Custodian shall be exercised and the conditions, provisions and covenants of any instrument or document which may be executed by the Custodian pursuant hereto; and

                           (iii) to do all things and perform all acts pursuant
                  to the terms of this Agreement as the Custodian may in his sole and absolute discretion deem appropriate, including, without limitation, the execution and delivery of all certificates, receipts, instruments, letters of transmittal and other documents and papers required, contemplated by, or deemed by the Custodian appropriate in connection with this Agreement to the Company or any other person, and the employment of such counsel or other person or firms as the Custodian in its sole and absolute discretion shall deem necessary.

         3. REPRESENTATIONS AND WARRANTIES. The undersigned hereby represents warrants and agrees that:

                  (a) The undersigned has the legal authority to enter into this Agreement, has read the draft of the Exchange Agreement, dated as of January 21, 2005, previously delivered to the undersigned and understands the same, and hereby authorizes the Attorney-in-Fact to enter into such agreement with the Company, on behalf of the undersigned, as Authorized Representative thereof, and to provide all necessary performance in satisfaction of the terms and conditions of the Exchange Agreement.

                  (b) This Agreement, when executed by the undersigned, will be duly executed and delivered by the undersigned and shall constitute the legal, valid and binding agreement of the undersigned, enforceable against the undersigned in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), including those limiting the availability of specific performance, injunctive relief and other forms of equitable relief, standards of commercial reasonableness and good faith, and public policy.

                  (c) The undersigned has read the representations and warranties contained in the Stockholder Certificate attached as Exhibit C (the "Stockholder Certificate") to the draft of the Exchange Agreement previously delivered to the undersigned and understands the same, confirms that the same are, and will be as of the date of the execution of the Exchange Agreement and at the Closing Date true and correct, and hereby authorizes the Attorney-in-Fact, acting on behalf of the undersigned, to make such representations and warranties to the Company as provided therein.

         The undersigned further agrees that:

                           (i) The undersigned will notify the Attorney-in-Fact
                  in writing immediately of any changes as a result of developments occurring after the date hereof and prior to the Closing Date which could reasonably be expected to cause the representations and warranties that the undersigned has made in the Stockholder Certificate to be incorrect. The Attorney-in-Fact may consider that there has not been any such development unless advised to the contrary in writing;

                           (ii) The undersigned acknowledges that the
                  undersigned will pay or cause to be paid all costs and expenses incident to the performance of the undersigned's obligations under the Exchange Agreement that are not specifically provided for therein or otherwise paid by Vanguard; and

                           (iii) Until the Exchange Shares have been received by
                  the Custodian from the Company in consideration for the Shares or until this Agreement has been terminated, the undersigned agrees and acknowledges that the undersigned will not have the right or power to give, sell, pledge, hypothecate, grant liens on, deal with or contract with respect to, the Shares or any interest therein.

         Each of the forgoing representations and warranties are and at the Closing Date will be, true and correct, and each of the foregoing representations, warranties and agreements will survive termination of the Exchange Agreement and the delivery of and payment for the Shares.

         4. TERMINATION OF THIS AGREEMENT.

                  (a) All power and authority granted or conferred hereby is granted and conferred subject to the interests of Vanguard and each of the other undersigned stockholders of Vanguard and in consideration of those interests and for the purpose of assuring completion of the transactions contemplated by the Exchange Agreement and the Escrow Agreement (if the undersigned is a party to the Escrow Agreement). This Agreement is coupled with an interest and is irrevocable and shall not be terminated by any act of the undersigned or by operation of law, whether by death or the occurrence of any other event, and, if after the execution hereof the undersigned shall die or any other such event shall occur before the completion of the transactions contemplated by the Exchange Agreement, the Escrow Agreement and this Agreement (if the undersigned is a party to the Escrow Agreement), the Attorney-in-Fact, also acting as the Custodian, is nevertheless authorized and directed to complete all of such transactions as if such death or other event had not occurred and regardless of any notice thereof.

                  (b) Notwithstanding the foregoing, if all of the transactions contemplated by the Exchange Agreement, the Escrow Agreement (if the undersigned is a party to the Escrow Agreement) and this Agreement are not completed prior to the Termination Date, this Agreement shall terminate, subject, however, to all lawful action done or performed by the Attorney-in-Fact pursuant hereto prior to the actual receipt of such notice.

         5. LIMITATION OF LIABILITY; EXCULPATION AND INDEMNIFICATION.

                  (a) The undersigned agrees that the Custodian shall have no duties or responsibilities other than those expressly set forth in this Agreement, each of which are ministerial (and shall not be construed in any other way) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Custodian. The Custodian shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act or to enforce or compel compliance therewith. The Custodian shall be under no liability to the other parties hereto or to anyone else by reason of any failure on the part of any party hereto or any other signatory of any document or any other person to perform such person's obligations under any such document. Except for instructions given to Custodian Agent by the undersigned, the Custodian shall not be obligated to recognize any agreement between any and all of the persons referred to herein, notwithstanding that references thereto may be made herein and whether or not the Custodian has knowledge thereof.

                  (b) The Custodian shall not be liable to the Company, Vanguard, the undersigned or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment except with respect to any losses, claims, damages or liabilities which shall be finally adjudicated to be the result of gross negligence or willful misconduct of the Attorney-in-Fact or Custodian. The Custodian may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Custodian), statement, instrument, report as other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Custodian to be genuine and to be signed or presented by the proper person or persons. The Custodian shall not be bound by any notice or demand, or any waiver, modification, termination or remission of this Agreement or any of the terms thereof unless evidenced by a writing delivered to the Custodian signed by the proper party or parties and, if the duties or rights of the Custodian are affected, unless the Custodian shall give its prior written consent thereto.

                  (c) The Custodian shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Custodian be responsible or liable to the other parties hereto or to anyone else in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Custodian shall have no responsibility with respect to the use or application of any funds or other property paid or delivered by the Custodian pursuant to the provisions hereof.

                  (d) The undersigned agrees that, whenever the Attorney-in-Fact and Custodian may obtain the advice of any such counsel as he may select in connection with any matter arising under the Exchange Agreement, the Escrow Agreement (if the undersigned is a party to the Escrow Agreement) or this Agreement, such Attorney-in-Fact and Custodian, as the case may be, shall not be liable for any action taken or omitted in good faith in accordance with such advice. The undersigned agrees, severally and not jointly, to indemnify and hold harmless the Attorney-in-Fact and Custodian against any and all losses, claims, damages or liabilities (including all costs, legal and other expenses) incurred as a result of any action taken or omitted by the Attorney-in-Fact and Custodian in accordance with the Exchange Agreement, the Escrow Agreement (if the undersigned is a party to the Escrow Agreement) or this Agreement, whether or not under the advice of counsel, except with respect to any losses, claims, damages or liabilities which shall be finally adjudicated to be the result of gross negligence or willful misconduct of the Attorney-in-Fact or Custodian.

         6. APPLICABLE LAW. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the laws of the State of New York, without regard to conflicts of laws principles, and this Agreement shall inure to the benefit of, and shall be binding upon, the undersigned and the undersigned's heirs, executors, administrators, successors and assigns, as the case may be.

         7. RETURN OF UNDELIVERED SHARES. If the Shares are not accepted by the Company against consideration therefor in the form of Exchange Shares in accordance with the terms and provisions of the Exchange Agreement or the Escrow Agreement (if the undersigned is a party to the Escrow Agreement), or if the Exchange Agreement and the Escrow Agreement (if the undersigned is a party to the Escrow Agreement) shall be otherwise terminated pursuant to the provisions thereof, the Custodian shall return to the undersigned the certificate(s) referred to in Section 2 of this Agreement and held by it for the account of the undersigned hereunder.

         8. MISCELLANEOUS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. A faxed copy of an original signature shall be deemed an original signature. Until delivery of the consideration provided for in the Exchange Agreement has been made to the Attorney-in-Fact by or for the account of the Company, the undersigned shall remain the owner of the Shares and shall have all rights thereto which are not inconsistent with this Agreement.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

CUSTODIAN AND ATTORNEY-IN-FACT          VANGUARD STOCKHOLDER


                                        Name:
-----------------------------                 ---------------------------------
      T.V. Govindarajan                 By:
                                            -----------------------------------
                                        Title:
                                               --------------------------------
                                        Number of Shares:
                                                          ---------------------
                                        Certificate Number(s):
                                                               ----------------

                                                                      EXHIBIT C

                                              FORM OF STOCKHOLDER'S CERTIFICATE


                             STOCKHOLDER CERTIFICATE

         Reference is made to the Share Exchange Agreement (the "Exchange Agreement"), dated as of January 21, 2005, between Vanguard Info-Solutions Corporation, a New Jersey corporation ("Vanguard") formerly known as B2B Solutions, Inc., and TACT, Inc., a New York corporation (the "Corporation"), of which this Stockholder Certificate is a part. In connection with the proposed transfer by the undersigned of all of the shares of Vanguard Common Stock held by the undersigned (the "Shares") to the Corporation pursuant to the Exchange Agreement and the related Escrow Agreement, the undersigned hereby represents to the Corporation as follows (capitalized terms used herein but not defined shall have the meanings ascribed thereto in the Exchange Agreement):

         1. This Certificate is made with the knowledge that counsel for the Corporation and Vanguard will rely on it in rendering their respective opinions pursuant to the Exchange Agreement.

         2. The undersigned is the record and beneficial owner of the Shares and holds such Shares free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever (including but not limited to any marital or community property interest). The undersigned has sole management over the disposition of the Shares. Upon delivery of the Shares to be exchanged by the undersigned pursuant to the Exchange Agreement and the Escrow Agreement (if the undersigned is a party to the Escrow Agreement), and delivery by the Corporation of the Exchange Shares to be exchanged therefor, the Corporation will receive on the Closing Date good and marketable title to such Shares, free and clear of any and all claims, charges, equities, liens, security interests and encumbrances whatsoever. The Shares have not been sold, conveyed, encumbered, hypothecated or otherwise transferred except pursuant to the duly executed Irrevocable Power of Attorney and Custody Agreement, between the undersigned and T.V. Govindarajan (the "Attorney-in-Fact"), dated January 21, 2005 (the "Custody Agreement").

         3. The undersigned has the legal authority and right to transfer the Shares pursuant to the Custody Agreement and shall take any and all actions required to transfer the Shares to the Attorney-in-Fact pursuant to the Custody Agreement.

         4. The Exchange Agreement will be duly authorized, executed and delivered on behalf of the undersigned. Assuming the due authorization, execution and delivery of the Exchange Agreement and the Custody Agreement by the parties thereto, each constitutes the valid and binding agreement of the undersigned enforceable against the undersigned in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights in general or by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), including those limiting the availability of specific performance, injunctive relief and other forms of equitable relief, standards of commercial reasonableness and good faith, and public policy.

         5. If the undersigned is a corporation, limited liability company or other similar entity, the undersigned represents and warrants that it is authorized and otherwise duly qualified to acquire and hold the Exchange Shares.

         6. The undersigned further represents, with respect to the portion of the Exchange Shares being acquired by the undersigned as follows:

                  (a) Such securities will be acquired for investment for his or its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof; and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of his or its property shall at all times be within his or its control. By execution hereof, the undersigned further represents that the undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person with respect to any Exchange Shares to be received by the undersigned.

                  (b) The undersigned understands that the Exchange Shares at the time of issuance will not be registered under the Securities Act, and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Corporation's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

                  (c) The undersigned agrees that, prior to the registration of the Exchange Shares for resale under the Securities Act, in no event will he or it make a disposition of any Exchange Shares unless and until (i) he shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a statement of the circumstances surrounding the proposed disposition, and (ii) he shall have furnished the Corporation with an opinion of counsel satisfactory to the Corporation and the Corporation's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available and (B) the proposed transfer will not violate any of said laws.

                  (d) The undersigned acknowledges that an investment in the Corporation is highly speculative and represents that he or it is able to fend for himself or itself in the transactions contemplated by the Exchange Agreement and hereby is either (i) an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended or (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investments, and has the ability to bear the economic risks (including the risk of a total loss) of the undersigned's investment. The undersigned represents that the undersigned has had the opportunity to ask questions of the Corporation concerning the Corporation's business and assets and to obtain any additional information which the undersigned considered necessary to verify the accuracy of or to amplify the Corporation's disclosures and has had all questions which have been asked satisfactorily answered by the Corporation.

                  (e) The undersigned acknowledges that the Exchange Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things the existence of a public market for the shares, the availability of certain current public information about the Corporation, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.

Dated:   January 21, 2005


VANGUARD STOCKHOLDER:                           -------------------------------
                                                Name of Registered Holder

By:
    ----------------------------------
Name:
      --------------------------------
Title:
       -------------------------------
Number of Vanguard Shares:
                           -----------
Certificate Number(s):
                       ---------------

                                                                      EXHIBIT D

                                                       FORM OF ESCROW AGREEMENT


                                ESCROW AGREEMENT
                                ----------------


         THIS ESCROW AGREEMENT, dated of _______ __, 2005, among THE A CONSULTING TEAM, INC., a New York (the "Company"), Excalibur Investment Group Limited (the "Escrowing Shareholder") a holder of issued and outstanding shares of capital stock of Vanguard Info-Solutions Corporation, a New Jersey corporation formerly known as B2B Solutions, Inc. ("Vanguard"), T. V. Govindarajan, acting in his capacity as the authorized representative of the Escrowing Shareholder (the "Authorized Representative") and U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association (the "Escrow Agent"). The Company and the Escrowing Shareholder are sometimes referred to herein collectively as the "Interested Parties."

                              W I T N E S S E T H:

         WHEREAS, the Company, Vanguard and the Escrowing Shareholder are parties to that certain Share Exchange Agreement, dated as of January 21, 2005 (the "Share Exchange Agreement"); and

         WHEREAS, the Escrowing Shareholder has appointed the Authorized Representative to act on their behalf in certain matters relating to the Share Exchange Agreement, including matters relating to this Agreement; and

         WHEREAS, subject to the terms and conditions of the Share Exchange Agreement, the Escrowing Shareholder is acquiring at the Closing (as defined in the Share Exchange Agreement) an aggregate of 4,972,701 shares of the Company's Common Stock, par value $0.01 (the "Transferred Shares"), in exchange for 9,950 of the 10,000 issued and outstanding shares of Vanguard, of which 1,000,000 of the Transferred Shares (the "Escrow Shares") are to be delivered into escrow to secure the indemnification obligations of the shareholders of Vanguard pursuant to Article 11 of the Share Exchange Agreement; and

         WHEREAS, the Company and the Escrowing Shareholder have agreed that the Escrow Agent shall hold the Escrow Shares pursuant to the terms and conditions of this Agreement and that the Escrow Shares are further subject to cancellation pursuant to Section 11.3 of the Share Exchange Agreement and this Agreement;

         NOW, THEREFORE, the parties hereto agree as follows:

         1. DEFINITIONS. Capitalized terms used in this Agreement without definition shall have the meanings given them in the Share Exchange Agreement.

         2. DEPOSIT OF ESCROWED PROPERTY.

                  (a) To secure the performance by the Escrowing Shareholder of the Escrowing Shareholder' obligations to indemnify the Company pursuant to
Section 11.1(a) of the Share Exchange Agreement (the "Indemnification Obligations"), the Company has delivered the Escrow Shares to the Escrow Agent on behalf of the Escrowing Shareholder at the Closing. Subject to the terms and conditions of this Agreement, the Escrow Agent shall hold and administer the Escrow Shares and any dividends and distributions thereon or proceeds received therefrom received by the Escrow Agent (collectively, the "Escrow Property") in escrow. The number of Exchange Shares deposited in escrow on behalf of each Escrowing Shareholder shall be in proportion to the number of shares of capital stock of Vanguard held by each such Escrowing Shareholder on the Closing Date and shall further be set forth below the signature of each Escrowing Shareholder to this Agreement at the end hereof. The Escrow Agent shall have no responsibility for the genuineness, validity, market value, title or sufficiency for any intended purpose of the Escrow Property.

                  (b) The Escrow Agent hereby acknowledges receipt of the Escrow Shares from the Escrowing Shareholder and the Company, and agrees to hold and to deliver the same in accordance with this Agreement.

                  (c) So long as the Escrowing Shareholder is not in default in respect of any of their Indemnification Obligations, the Escrowing Shareholder shall exercise and enjoy all the rights accruing from the ownership of the Escrowed Property.

         3. CLAIMS AND PAYMENTS; RELEASE FROM ESCROW.

                  (a) Whenever the Escrow Agent receives a Claim Notice from the Company that seeks indemnification from the Escrowing Stockholders, the Escrow Agent shall send a copy of the Claim Notice to the Authorized Representative together with a notice (the "Escrow Agent's Payment Notice") stating the Escrow Agent's intention to deliver all or a portion of the Escrowed Property in payment of the claim set forth in the Claim Notice. If on or prior to the tenth Business Day after it has sent the Escrow Agent's Payment Notice to the Authorized Representative, the Escrow Agent does not receive a written objection from the Authorized Representative, the Escrow Agent shall deliver to the Company (i) for cancellation Escrow Shares equal in value to the amount of the Losses set forth in the Escrow Agent's Payment Notice, such value to be computed as set forth in Section 11.3 of the Share Exchange Agreement and (ii), if no Escrow Shares remain, then any and all other Escrowed Property, up to the amount of the Losses stated in the Escrow Agent's Payment Notice, and the Escrow Agent shall thereupon be discharged of and from all other and further responsibilities with respect to the Escrowed Property as to the Losses set forth in the Escrow Agent's Payment Notice.

                  (b) Upon the later to occur of (i) the first anniversary of the Closing (the "Termination Date") and (ii) the date on which there shall have been resolved any outstanding claims for indemnification from the Escrowing Shareholder under the Share Exchange Agreement that are the subject of duly delivered Claim Notices that are outstanding and unresolved on the Termination Date, the Company shall deliver to the Escrow Agent a notice (the "Satisfaction Notice"), which Satisfaction Notice shall state that all of the Indemnification Obligations that are required to be satisfied during the period ending on the date of the Satisfaction Notice have been satisfied. Upon receipt of the Satisfaction Notice from the Company, the Escrow Agent shall deliver to the Escrowing Shareholder (or the assignees of the Escrowing Shareholder) all of the Escrowed Property then remaining with the Escrow Agent in proportion to the number of Exchange Shares initially deposited under this Agreement, and thereupon the Escrow Agent shall be discharged of and from all other and further responsibilities with respect to the Escrowed Property.

                  (c) Anything in this Agreement notwithstanding, if at any time the Escrow Agent receives written instructions signed by the Company and the Authorized Representative, or a final order of a court of competent jurisdiction that directs delivery of the Escrowed Property, the Escrow Agent shall, at the expense of the Company and the Authorized Representative, comply with such instructions or order. The Escrow Agent shall also be entitled to deposit the Escrowed Property with the clerk of any court of competent jurisdiction upon commencement of an action in the nature of interpleader or in the course of any court proceedings. Upon any delivery or deposit of the Escrowed Property as provided in this Section 3(c), the Escrow Agent shall thereupon be discharged of and from all other and further responsibilities with respect to the Escrowed Property.

         4. OBJECTIONS TO PAYMENT. If the Escrow Agent receives a written objection from the Authorized Representative to any Escrow Agent's Payment Notice, then the Escrow Agent shall continue to hold the Escrowed Property equal to the amount of Losses set forth in the Applicable Claim Notice until the Escrow Agent receives one of the following:

                  (a) written instructions signed by the Company and the Authorized Representative setting forth to whom any Escrowed Property shall be delivered in respect of the Escrow Agent's Payment Notice as to which written objection has been made; or

                  (b) following compliance with the provisions of Section 11.1(d) of the Share Exchange Agreement, a final decision of the majority of the arbitrators rendered pursuant to Section 11.1.(d) of the Share Exchange Agreement, constituting the conclusive determination of the arbitrators with respect to the matters set forth in the Escrow Agent's Payment Notice and the written objection thereto setting forth to whom the Escrowed Property shall be delivered in respect of such Escrow Agent's Payment Notice.

The Escrow Agent shall not be a necessary party to any judicial proceeding in which such an order is sought.

         5. CERTAIN TERMS CONCERNING ESCROWED PROPERTY.

                  (a) No Duty to Vote or Preserve Rights to Escrow Property. Neither the Escrow Agent nor its nominee shall be under any duty to take any action to preserve, protect, exercise or enforce any rights or remedies under or with respect to the Escrowed Property (including with respect to the exercise of any voting rights, conversion or exchange rights, defense of title, preservation of rights against prior matters or otherwise). Notwithstanding the foregoing, if the Escrow Agent is so requested in a request of the Authorized Representative received by the Escrow Agent at least two business days prior to the date on which the Escrow Agent is requested therein to take such action (or such later date as may be acceptable to the Escrow Agent), the Escrow Agent shall execute, or shall cause its nominee to execute, and deliver to the Authorized Representative a proxy or other instrument in the form supplied to it by the Authorized Representative for voting or otherwise exercising any right with respect to any of the Escrow Shares held by it hereunder, to authorize therein the Authorized Representative to exercise such voting or other authority in respect of the Escrow Shares (provided, that the Escrow Agent shall not be obliged to execute any such proxy or other instrument if, in its judgment, the terms thereof may subject the Escrow Agent to any liabilities or obligations in its individual capacity). The Escrow Agent shall not be under any duty or responsibility to forward to any Interested Party, or to notify any Interested Party with respect to, or to take any action with respect to, any notice, solicitation or other document or information, written or otherwise, received from an issuer or other person with respect to the Escrow Shares, including proxy material, tenders, options, the pendency of calls and maturities and expiration of rights; it being understood that the intent of the parties is for any such notice, solicitation or other document or information to be sent directly to the underlying owner of Escrow Shares or, as applicable, to the Company, and not to the Escrow Agent.

                  (b) Distribution of Escrow Shares. Any distribution of all or any portion of the Escrow Shares made pursuant to Section 3 or Section 4 shall be made by delivery of the applicable certificate(s) held by the Escrow Agent representing such Escrow Shares, mailed by first class mail to the appropriate person at such address as the Escrow Agent may have previously been instructed in writing; and, if less than all of the Escrow Shares included on any such certificate are to be so distributed, then the Escrow Agent shall instruct the Company to, and the Company promptly shall, subdivide such certificate and (i) issue and deliver to the appropriate person the appropriate number of Escrow Shares to which such person is entitled and (ii) issue and return to the Escrow Agent (or its nominee, if the Escrow Agent shall so instruct) one or more certificates representing the Escrow Shares that remain subject to this Agreement. The Escrow Agent shall have no liability for the actions or omissions of, or any delay on the part of, the Interested Parties in connection with the foregoing.

                  (c) Dividends and Distributions. Any dividends, whether cash dividends or otherwise, splits and any other distributions made with respect to the Escrow Shares received by the Escrow Agent from time to time during the term of this Agreement shall be added to and become a part of the Escrow Property (and, as such, shall become subject to the terms of this Agreement). The Escrow Agent shall be under no obligation or duty to invest (or otherwise pay interest on) any cash it may receive as part of the Escrow Property from time to time.

         6. CONCERNING THE ESCROW AGENT. (a) Each of the Interested Parties acknowledges and agrees that the Escrow Agent (i) shall not be responsible for any of the agreements referred to or described herein, or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which is ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder that might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person or persons, and shall have no responsibility for making inquiry as to or determining the genuineness, accuracy or validity thereof, or of the authority of any person signing or presenting the same, and (v) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel.

                  (b) The Escrow Agent shall not be liable to any person for any action taken or omitted to be taken by it hereunder except in the case of the Escrow Agent's gross negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Escrow Agent be liable for any indirect, punitive, special or consequential damage or loss (including lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

                  (c) The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other sub-escrow agent employed by the Escrow Agent than any such book-entry depository, securities intermediary or other sub-escrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository, securities intermediary or other sub-escrow agent was caused by the Escrow Agent's own gross negligence or willful misconduct in breach of this Agreement.

                  (d) Notwithstanding any term in this Agreement to the contrary, in no instance shall the Escrow Agent be required or obligated to distribute any Escrow Property (or take other action that may be called for hereunder to be taken by the Escrow Agent) sooner than two business days after
(i) it has received the applicable documents required under this Agreement in proper form, or (ii) passage of the applicable time period (or both, as applicable under the terms of this Agreement), as the case may be.

         7. COMPENSATION, EXPENSE REIMBURSEMENT AND INDEMNIFICATION. (a) Each of the Interested Parties covenants and agrees that the Interested Parties shall share equally in, but in any event be jointly and severally liable for, (i) paying to or reimbursing the Escrow Agent for its reasonable attorney's fees and reasonable expenses incurred in connection with the preparation of this Agreement; (ii) paying the Escrow Agent's compensation for its normal services hereunder in accordance with the fee schedule attached hereto as Exhibit A and made a part hereof, which may be subject to change hereafter by the Escrow Agent on an annual basis (the "Escrow Fees"); and (iii) reimbursing the Escrow Agent on demand for all reasonable costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder that are in excess of the Escrow Fees, including payment of any legal fees and reasonable expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder.

                  (b) Each of the Interested Parties covenants and agrees that the Interested Parties shall share equally in, but in any event be jointly and severally liable for, indemnifying the Escrow Agent (and its directors, officers and employees) and holding it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including attorney's fees and other reasonable costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Escrow Agent's gross negligence or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

                  (c) Notwithstanding anything herein to the contrary, the Escrow Agent shall have and is hereby granted a possessory lien on and security interest in the Escrow Property, and all proceeds thereof, to secure payment of all amounts owing to it from time to time under this Agreement, whether now existing or hereafter arising. The Escrow Agent shall have the right to deduct from the Escrow Property, and proceeds thereof, any such sums, upon one business day notice to the Interested Parties of its intent to do so.

                  (d) The Escrow Agent may present invoices for its services hereunder (including for its fees and reimbursable expenses) and claims for indemnification hereunder to the Interested Parties by delivery of same to the Authorized Representative.

         8. TAX INDEMNIFICATION. Each of the Interested Parties covenants and agrees that the Interested Parties shall share equally in, but in any event be jointly and severally liable for, (i) assuming any and all obligations imposed now or hereafter by any applicable tax law with respect to any payment or distribution of the Escrow Property or performance of other activities under this Agreement, (ii) instructing the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and instructing the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its acting as escrow agent under this Agreement, and (iii) indemnifying and holding the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with, on account of or relating to, the Escrow Property, the management established hereby, any payment or distribution of or from the Escrow Property pursuant to the terms hereof or other activities performed under the terms of this Agreement, including any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

         9. RESIGNATION. The Escrow Agent may at any time resign as Escrow Agent hereunder by giving 30 days' prior written notice of resignation to the Interested Parties. Prior to the effective date of the resignation as specified in such notice, the Authorized Representative will issue to the Escrow Agent a written instruction authorizing redelivery of the Escrow Property to a bank or trust company that it selects as successor to the Escrow Agent hereunder, subject to the consent of the Company (which consent shall not be unreasonably withheld or delayed). If, however, the Authorized Representative fails to name such a successor escrow agent within 20 days after the notice of resignation from the Escrow Agent, then the Company shall be entitled to name such successor escrow agent, subject to the consent of the Authorized Representative (which consent shall not be unreasonably withheld or delayed). If no successor escrow agent is named by the Company or the Authorized Representative, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor escrow agent. Upon the resignation of the Escrow Agent, the Escrow Fees paid to the Escrow Agent will be returned to the party or parties that made such payment, on a pro-rated basis.

         10. DISPUTE RESOLUTION. It is understood and agreed that, should any dispute arise with respect to the delivery, ownership, right of possession and/or disposition of the Escrow Property, or should any claim be made upon the Escrow Agent or the Escrow Property by a third party, the Escrow Agent upon receipt of notice of such dispute or claim is authorized and shall be entitled (at its sole option and election) to retain in its possession without liability to anyone, all or any of said Escrow Property until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a court of competent jurisdiction, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings that relate to the Escrow Property.

         11. CONSENT TO JURISDICTION AND SERVICE. The Company, the Escrow Agent and the Authorized Representative hereby irrevocably and unconditionally agree that any action, suit or proceeding, at law or equity, arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall only be brought in any federal court of the Southern District of New York, and hereby irrevocably and unconditionally expressly submit to the personal jurisdiction and venue of such courts for the purposes thereof and hereby irrevocably and unconditionally waive (by way of motion, as a defense or otherwise) any and all jurisdictional, venue and convenience objections or defenses that any such party may have in such action, suit or proceeding. The Company, the Escrow Agent and the Authorized Representative hereby irrevocably and unconditionally consent to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, return receipt requested, postage prepaid, to such party's address set forth herein, such service to become effective ten days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section 11.

         12. WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING IN ANY ACTION OR PROCEEDING BETWEEN THEM OR THEIR SUCCESSORS OR ASSIGNS UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF ITS PROVISIONS OR ANY NEGOTIATIONS IN CONNECTION HEREWITH.

         13. FORCE MAJEURE. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

         14. NOTICES. Any notice to a party permitted or required hereunder shall be in writing, and shall be sent to such party (i) by personal delivery,
(ii) by overnight delivery by a recognized courier or delivery service, or (iii) by registered or certified mail, return receipt requested, postage prepaid, or
(iv) by confirmed telecopy accompanied by mailing of the original on the same day by first class mail, postage prepaid, in each case to the party at its address set forth below (or to such other address as such party may hereafter designate by written notice to the other parties):

         If to the Escrowing Shareholder, or to the Authorized Representative, to:

                  T.V. Govindarajan
                  c/o Vanguard Info-Solutions Corporation
                  2088 Route 130 North
                  Monmouth Junction, New Jersey, USA 08852
                  Telephone: (732) 951-0701
                  Facsimile: (732) 951-0704

         with a copy (which shall not constitute notice) to

                  McGuireWoods LLP
                  1345 Avenue of the Americas
                  New York, New York 10105
                  Attention: William A. Newman, Esq.
                  Telephone: (212) 548-2100
                  Facsimile: (212) 548-2150

         if to the Company,

                  The A Consulting Team, Inc.
                  77 Brant Avenue
                  Clark, New Jersey 07066
                  Attention: Chief Financial Officer
                  Telephone: (732) 499-8228
                  Facsimile: (732) 499-9310

         with copies (which shall not constitute notice) to:

                  Orrick, Herrington & Sutcliffe LLP
                  666 Fifth Avenue
                  New York, New York 10103
                  Attention: Lawrence B. Fisher, Esq.
                  Telephone: (212) 506-5385
                  Facsimile: (212) 506-5151
                  and to:

                  McGuireWoods LLP
                  1345 Avenue of the Americas
                  New York, New York 10105
                  Attention: William A. Newman, Esq.
                  Telephone: (212) 548-2100
                  Facsimile: (212) 548-2150

         if to the Escrow Agent, to:

                  U.S. Bank Trust National Association
                  100 Wall Street, Suite 1600
                  New York, NY  10005
                  Attention:  Ms. Jean Clarke
                  Telephone:  (212) 361-6173
                  Facsimile:   (212) 361-6153

         15. MISCELLANEOUS.

                  (a) Binding Effect; Successors. This Agreement shall be binding upon the parties to this Agreement and their respective heirs, executors, successors and assigns. If the Escrow Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Escrow Agent.

                  (b) Modifications; Waivers. This Agreement may not be altered or modified without the express written consent of the Interested Parties and the Escrow Agent. Waiver of any term or condition of this Agreement by any party shall be effective only if in a writing signed by the party against whom such waiver is asserted. Any such waiver shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term of this Agreement. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (c) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

                  (d) Counterparts. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties to this Agreement and delivered to the other parties.

                  (e) General. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Unless the context of this Agreement otherwise requires: (i) pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require; (ii) the words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (iii) the word "person" shall refer to any individual, corporation, general or limited partnership, firm, joint venture, association, enterprise, joint stock company, trust, unincorporated organization or other entity; (iv) article, section, paragraph and schedule references are to the articles, sections, paragraphs and schedules of this Agreement; (v) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation;"
(vi) the word "or" is not exclusive; and (vii) provisions apply to successive events and transactions.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow Agreement as of the date first above written.


                           THE ESCROWING SHAREHOLDER:

                           EXCALIBUR INVESTMENT GROUP LIMITED


                           By:
                               ---------------------------------------------
                               Name: Matthew Charles Stokes
                               Title: Director
                               Escrow Shares: 1,000,000


                           THE AUTHORIZED REPRESENTATIVE:


                               ----------------------------------------------
                                    T.V. Govindarajan, acting as
                                    Authorized Representative


                           THE COMPANY:

                           THE A CONSULTING TEAM, INC.


                           By:
                               ---------------------------------------------
                               Name: Shmuel BenTov
                               Title: President and Chief Executive Officer


                           ESCROW AGENT:

                           U.S. BANK TRUST NATIONAL ASSOCIATION


                           By:
                               ---------------------------------------------
                               Name: Jean Clark
                               Title: Assistant Vice President

                        Exhibit A to the Escrow Agreement
                        ---------------------------------


                                ESCROW AGENT FEES

Escrow Agency Fee: $3,500, payable upon execution and delivery of this Escrow Agreement by the Escrow Agent, plus reasonable out of pocket fees and expenses, payable upon request from time-to-time to upon presentation of an invoice for same to the Authorized Representative and/or the Company.

                                                                      EXHIBIT E

                                                                  BOARD MEMBERS



                             LIST OF BOARD NOMINEES


                                Andrew Harry Ball

                                William A. Newman

                                                                 EXHIBIT 9.4(A)

                                                   VANGUARD'S COUNSEL'S OPINION


                             [Intentionally Omitted]

                                                                Exhibit 10.4(a)

                                                       TACT's Counsel's Opinion



                             [Intentionally Omitted]

                                                                         ANNEX B

                                                                 EXECUTION COPY



                            STOCK PURCHASE AGREEMENT
                                 by and between


                         OAK FINANCE INVESTMENTS LIMITED

                       (a British Virgin Islands company)


                                       and

                           THE A CONSULTING TEAM, INC.
                            (A New York Corporation)









                                   Dated as of
                                January 21, 2005

                                TABLE OF CONTENTS


                                                                                                              PAGE
ARTICLE 1             DEFINITIONS AND USAGE....................................................................B-6

         Section 1.1           Definitions.....................................................................B-6
         Section 1.2           Other Defined Terms............................................................B-14
         Section 1.3           Usage..........................................................................B-14

ARTICLE 2             SALE AND TRANSFER OF THE SHARES.........................................................B-15

         Section 2.1           Sale of the Firm Shares........................................................B-15
         Section 2.2           Purchase Price.................................................................B-15
         Section 2.3           Closing........................................................................B-16
         Section 2.4           Closing Obligations............................................................B-16
         Section 2.5           Sale of the Additional Shares; Delivery of the Additional Shares and
                               Payment Therefor...............................................................B-16
         Section 2.6           Restrictive Legends............................................................B-17

ARTICLE 3             REPRESENTATIONS AND WARRANTIES OF THE COMPANY...........................................B-19

         Section 3.1           Organization and Good Standing.................................................B-19
         Section 3.2           No Conflict; No Consent........................................................B-19
         Section 3.3           Books and Records..............................................................B-20
         Section 3.4           Capitalization.................................................................B-20
         Section 3.5           SEC Reports....................................................................B-21
         Section 3.6           No Material Adverse Change.....................................................B-21
         Section 3.7           Absence of Certain Changes or Events...........................................B-21
         Section 3.8           Legal Proceedings; Orders......................................................B-23
         Section 3.9           Brokers or Finders.............................................................B-23
         Section 3.10          Issuance of Shares; No Agreements..............................................B-23

ARTICLE 4             REPRESENTATIONS AND WARRANTIES OF THE BUYER.............................................B-24

         Section 4.1           Organization and Good Standing.................................................B-24
         Section 4.2           Enforceability; Authority; No Conflict.........................................B-24
         Section 4.3           Brokers or Finders.............................................................B-24
         Section 4.4           Disclosure.....................................................................B-24
         Section 4.5           Investment Representation......................................................B-25
         Section 4.6           Certain United States Laws.....................................................B-26
         Section 4.7           Questionnaire..................................................................B-27
         Section 4.8           Representation by Legal Counsel; Review of Agreement...........................B-27

ARTICLE 5             COVENANTS OF THE COMPANY PRIOR TO CLOSING DATE..........................................B-27

         Section 5.1           Access and Investigation.......................................................B-27
         Section 5.2           Required Approvals.............................................................B-27
         Section 5.3           Business Operations of the Company and its Subsidiaries........................B-27
         Section 5.4           Negative Covenant..............................................................B-28
         Section 5.5           Notification...................................................................B-28



                                                                                                              PAGE
         Section 5.6           Payment of Indebtedness by Related Persons.....................................B-28
         Section 5.7           Best Efforts...................................................................B-29
         Section 5.8           Form D.........................................................................B-29
         Section 5.9           NASDAQ Listing; Reporting Status...............................................B-29
         Section 5.10          Use of Proceeds................................................................B-29
         Section 5.11          State Securities Laws..........................................................B-29
         Section 5.12          Limitation on Certain Actions..................................................B-29

ARTICLE 6             COVENANTS OF THE BUYER PRIOR TO CLOSING DATE............................................B-30

         Section 6.1           Approvals of Governmental Bodies...............................................B-30
         Section 6.2           Best Efforts...................................................................B-30
         Section 6.3           Notification...................................................................B-30

ARTICLE 7             ADDITIONAL COVENANTS....................................................................B-30

         Section 7.1           Public Announcements...........................................................B-30
         Section 7.2           Confidentiality................................................................B-31

ARTICLE 8             CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATION TO CLOSE.................................B-31

         Section 8.1           Accuracy of Representations....................................................B-31
         Section 8.2           Company's Performance..........................................................B-31
         Section 8.3           Consents.......................................................................B-31
         Section 8.4           Additional Documents...........................................................B-32
         Section 8.5           No Proceedings.................................................................B-32
         Section 8.6           No Material Adverse Change.....................................................B-32
         Section 8.7           Consummation of Other Transactions.............................................B-32

ARTICLE 9             CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION TO CLOSE...............................B-32

         Section 9.1           Accuracy of Representations....................................................B-32
         Section 9.2           The Buyer's Performance........................................................B-32
         Section 9.3           Consents.......................................................................B-32
         Section 9.4           Additional Documents...........................................................B-32
         Section 9.5           No Proceedings.................................................................B-33

ARTICLE 10            REGISTRATION RIGHTS.....................................................................B-33

         Section 10.1          Mandatory Registration.........................................................B-33
         Section 10.2          Obligations of the Company.....................................................B-35
         Section 10.3          Obligations of the Investors...................................................B-38
         Section 10.4          Rule 144.......................................................................B-39



                                                                                                              PAGE
ARTICLE 11            TERMINATION.............................................................................B-40

         Section 11.1          Termination Events.............................................................B-40
         Section 11.2          Effect of Termination..........................................................B-40
         Section 11.3          Extension; Waiver..............................................................B-40

ARTICLE 12            MISCELLANEOUS PROVISIONS................................................................B-41

         Section 12.1          No Survival....................................................................B-41
         Section 12.2          Expenses.......................................................................B-41
         Section 12.3          Notices........................................................................B-41
         Section 12.4          Entire Agreement; Modifications................................................B-42
         Section 12.5          Governing Law..................................................................B-42
         Section 12.6          Assignment; Successors; No Third Party Rights..................................B-43
         Section 12.7          Severability...................................................................B-43
         Section 12.8          No Waiver......................................................................B-43
         Section 12.9          Jurisdiction; Service of Process...............................................B-43
         Section 12.10         Further Assurances.............................................................B-43
         Section 12.11         Counterparts...................................................................B-43

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (the "Agreement") is made as of January 21, 2005, between Oak Finance Investments Limited, a British Virgin Islands company (the "Buyer"), and The A Consulting Team, Inc., a New York corporation (the "Company").

                                  THE RECITALS

            A. The Company desires to issue and sell to the Buyer, and the Buyer desires to purchase from the Company, 625,000 shares (the "Firm Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), pursuant to the terms and conditions of this Agreement;

            B. In addition, the Company has agreed to sell to the Buyer, or, at the option of the Buyer, the Additional Shares Buyer, upon the terms and conditions stated herein, up to an additional 625,000 shares of the Common Stock (the "Additional Shares"). The Firm Shares and the Additional Shares are collectively referred to in this Agreement as the "Shares."

            C. Simultaneously herewith the Buyer has entered into a Stock Purchase Agreement, dated the date hereof (the "Shareholder Stock Purchase Agreement"), with the sellers identified therein (the "Selling Shareholder"), pursuant to which the Buyer has agreed to purchase and the Selling Shareholder has agreed to sell 1,024,697 Shares of the Common Stock;

            D. Simultaneously herewith the Company has entered into a Share Exchange Agreement, dated the date hereof, (the "Company Share Exchange Agreement") with Vanguard Info-Solutions Corporation, a New Jersey corporation formerly known as B2B Solutions, Inc. ("B2B"), each of the stockholders of B2B (the "B2B Stockholders"), and the Authorized Representative identified therein, pursuant to which the Company will issue 7,312,796 shares of Common Stock to the B2B Stockholders in exchange for 100% of the issued and outstanding shares of all classes of capital stock of B2B;

            E. In order to induce the Buyer to enter into the Shareholder Stock Purchase Agreement, simultaneously herewith the Selling Shareholder has entered into an agreement with the Buyer, dated the date hereof (the "Principal Shareholder's Agreement"), pursuant to which the Selling Shareholder has agreed to vote the shares of Common Stock that he owns in favor of the transactions contemplated hereby and by the Company Share Exchange Agreement and to refrain from taking certain actions regarding other potential transactions involving the Company;

            F. The Company's Board of Directors has approved the transactions contemplated by each of this Agreement, the Company Share Exchange Agreement and the Shareholder Stock Purchase Agreement and has agreed to recommend to its shareholders that they approve the transactions contemplated by this Agreement and the Company Share Exchange Agreement; and

            G. The approval of the shareholders of the Company is necessary to consummate the transactions contained in this Agreement and the Company Share Exchange Agreement.

                                  THE AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                              DEFINITIONS AND USAGE

         Section 1.1 Definitions. For purposes of this Agreement, the following terms have the respective meanings set forth below:

                  "Additional Registrable Securities" means any Shares which are included within the definition of Registrable Securities but not included in any Registration Statement pursuant to Section 10.1.

                  "Additional Shares Buyer" means Clariden Bank, Switzerland (a unit of Credit Suisse) or any other Person to whom the Buyer assigns its right to purchase the Additional Shares pursuant to Section 2.5.

                  "Agreement" means this Stock Purchase Agreement, as amended from time to time pursuant to the terms hereof.

                  "Approved Market" means the AMEX, the NASDAQ National Market, the NASDAQ Small Cap Market or the New York Stock Exchange, Inc.

                  "Best Efforts" means the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to achieve that result as expeditiously as possible, provided, however, that a Person required to use Best Efforts under this Agreement will not thereby be required to take actions that would result in a material adverse change in the benefits to such Person of this Agreement and the Contemplated Transactions or to dispose of or make any change to its business, expend any material funds or incur any other material burden.

                  "Blackout Period" means the period of up to an aggregate of twenty (20) Trading Days in any period of three hundred sixty-five
         (365) consecutive days, in each case commencing on the day immediately after the date the Company notifies the Investors that they are required, pursuant to Section 10.3(d), to suspend offers and sales of Registrable Securities pursuant to the Registration Statement as a result of an event or circumstance described in Section 10.2(e)(i) during which period, by reason of Section 10.2(e)(ii), the Company is not required to amend the Registration Statement or to supplement the Prospectus; provided, that (1) no Blackout Period may exceed ten consecutive Trading Days in any period of one hundred twenty (120) consecutive days and (2) no Blackout Period may commence sooner than sixty (60) days after the end of a prior Blackout Period.

                  "Breach" means any breach of, or any inaccuracy in, any representation or warranty or any breach of, or failure to perform or comply with, any covenant or obligation, in or of this Agreement or any other Contract, or any event which with the passing of time or the giving of notice, or both, would constitute such a breach, inaccuracy or failure.

                  "Business Day" means any day except Saturday, Sunday or any other day on which commercial banks located in New York, New York are authorized by law to be closed for business.

                  "Buyer's Disclosure Schedule" means the Disclosure Schedule provided by the Buyer to the Company pursuant to this Agreement.

                  "Code" means the Internal Revenue Code of 1986.

                  "Commission" means the U.S. Securities and Exchange
         Commission.

                  "Common Stock Equivalent" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

                  "Company's Disclosure Schedule" means the Disclosure Schedule provided by the Company to the Buyer pursuant to this Agreement.

                  "Consent" means any approval, consent, ratification, waiver or other authorization.

                  "Contemplated Transactions" means all of the transactions contemplated by this Agreement and by the Shareholder Stock Purchase Agreement and the Company Exchange Agreement.

                  "Contract" means any agreement, contract, obligation, promise or undertaking (whether written or oral and whether express or implied) that is legally binding.

                  "Disclosure Schedule" means a schedule delivered by one party to the other party concurrently with the execution and delivery of this Agreement, setting forth certain disclosure information arranged in numbered Items each of which corresponds to a section of this Agreement and provides (i) additional disclosure in response to an express disclosure requirement in such section or (ii) an exception or qualification to a representation or warranty contained in such section.

                  "Employee Plan" means, with respect to an employer, all "employee benefit plans" as defined by Section 3(3) of ERISA, all specified fringe benefit plans as defined in Section 6039D of the Code, and all other bonus, incentive compensation, deferred compensation, profit sharing, stock option, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, change in control, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, disability, accident, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan, and any other employee compensation or benefit plan, agreement, policy, practice, commitment, contract or understanding (whether qualified or nonqualified, currently effective or terminated, written or unwritten) and any trust, escrow or other agreement related thereto that (i) is maintained or contributed to by any such employer or any ERISA Affiliate or has been maintained or contributed to in the last six (6) years by any such employer or any ERISA Affiliate, or with respect to which any such employer or any ERISA Affiliate has or may have any liability, and (ii) provides benefits, or describes policies or procedures applicable to any current or former director, officer, employee or service provider of any such employer or any ERISA Affiliate, or the dependents of any thereof, regardless of how (or whether) liabilities for the provision of benefits are accrued or assets are acquired or dedicated with respect to the funding thereof.

                  "Encumbrance" means any charge, claim, community or other marital property interest, condition, equitable interest, lien, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of security or equity interests), transfer, receipt of income or exercise of any other attribute of ownership.

                   "ERISA" means the Employee Retirement Income Security Act of 1974.

                  "ERISA Affiliate" means, with respect to an employer, any other corporation or trade or business controlled by, controlling or under common control with such employer (within the meaning of Section 414, Section 4001(a)(14) or Section 4001(b) of ERISA).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means United States generally accepted accounting principles applied on a consistent basis.

                  "Governmental Authorization" means any Consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

                  "Governmental Body" means any (i) nation, state, county, city, town, borough, village, district or other jurisdiction; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi-governmental authority of any nature (including any self-regulatory organization, agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers); (iv) multinational organization or body;
         (v) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or (vi) any official of any of the foregoing.

                  "Investor" means any of the Buyer, the Additional Shares Buyer and any permitted transferee or assignee who agrees to become bound by terms and conditions of this Agreement.

                  "Item" means, with respect to a party, a section of that party's Disclosure Schedule.

                  "Knowledge" means, with respect to a particular fact or other matter:

                           (i) in the case of an individual, either that
                  individual is actually aware of that fact or matter, or a prudent individual could be expected to discover or otherwise become aware of that fact or matter in the course of conducting a reasonably comprehensive investigation regarding the accuracy of any representation or warranty contained in this Agreement;

                           (ii) in the case of a Person (other than an
                  individual), any individual who is serving, or who has at any time served, as a director, officer, executor or trustee of that Person (or in any similar capacity) has, or at any time had, Knowledge of that fact or other matter (as set forth in clause (i) above); and

                           (iii) any such individual (referred to in clause (ii)
                  above) and any individual party to this Agreement will be deemed to have conducted a reasonably comprehensive investigation regarding the accuracy of any representation or warranty made herein by that Person or individual.

                  "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational or other constitution, law, ordinance, principle of common law, code, regulation, rule, Order, Governmental Authorization, statute or treaty, including any rule or regulation of the NASDAQ Small Cap Market and further including the Sarbanes-Oxley Act of 2002.

                  "Liability" means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

                  "Lien" means, with respect to any asset, any deed of trust mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of that asset.

                  "Material Adverse Effect" means a material adverse effect on the business, condition (financial or otherwise), assets, properties, operations, results of operations, prospects, affairs or Liabilities of the relevant Organization and its Subsidiaries taken as a whole.

                  "Order" means any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Body, arbitrator or NASDAQ, Inc. (including without limitation any notice or letter threatening or warning of possible delisting of the Common Stock).

                  "Ordinary Course of Business" means, with respect to any action, the action taken by a Person only if that action:

                           (i) is consistent in nature, scope and magnitude with
                  the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person;

                           (ii) does not require authorization by the board of
                  directors or stockholders of such Person (or by any Person or group of Persons exercising similar authority) and does not require any other separate or special authorization of any nature; and

                           (iii) is similar in nature, scope and magnitude to
                  actions customarily taken, without any separate or special authorization, in the ordinary course of the normal, day-to-day operations of other Persons that are in the same line of business as such Person.

                  "Organization" shall be construed as broadly as possible and shall include any entity, including a corporation (either non-profit or other), partnership (either limited or general), joint venture, joint stock company, limited liability company, trust, estate or other unincorporated association, whether or not a legal entity.

                  "Organizational Documents" means (a) the articles or certificate of incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) the articles of organization or certificate of formation and any operating or limited liability company agreement of a limited liability company; (e) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person, and (f) any amendment to any of the foregoing.

                  "Person" means an individual or an Organization.

                  "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

                  "Prospectus" means the prospectus forming part of the Registration Statement at the time the Registration Statement is declared effective and any amendment or supplement thereto, including any documents or information incorporated therein by reference.

                  "Questionnaire" means the Selling Security Holder Questionnaire in the form attached hereto as Annex B and completed by the Investor and furnished to the Company in connection with this Agreement.

                  "Register," "registered," and "registration" refer to a registration effected by preparing and filing with the Commission of a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement by the Commission.

                  "Registrable Securities" means (1) the Shares (including the Additional Shares, to the extent purchased under this Agreement), (2) if the Shares are changed, converted or exchanged by the Company or its successor, as the case may be, into any other stock or other securities after the Closing, such other stock or other securities which are issued or issuable in respect of or in lieu of the Shares and (3) if any other securities are issued to holders of the Shares (or such other shares or other securities into which or for which the Shares is so changed, converted or exchanged as described in the immediately preceding clause (2)) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction or event, such other securities which are issued or issuable in respect of or in lieu of the Shares.

                  "Registration Default" means the period following the occurrence of a Registration Event for so long as such Registration Event is continuing.

                  "Registration Event" means the occurrence of any of the following events:

                           (i) the Company fails to file with the Commission the
                  Registration Statement on or before the date by which the Company is required to file the Registration Statement pursuant to Section 10.1;

                           (ii) the Registration Statement covering Registrable
                  Securities does not become effective within one hundred twenty
                  (120) days following the Closing Date; provided, that if the Registration Statement is subject to review by the Commission staff, such date of effectiveness shall be within one hundred fifty (150) days following the Closing Date;

                           (iii) after the SEC Effective Date, sales cannot be
                  made pursuant to the Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement) but except as excused pursuant to Section 10.2(e), other than a failure by any Investor to comply with the legal requirements applicable to such sale; or

                           (iv) the Common Stock generally or the Registrable
                  Securities specifically are not listed or included for quotation on an Approved Market, or trading of the Common Stock is suspended or halted on the Approved Market which at the time constitutes the principal market for the Common Stock.

                  "Registration Period" means the period from the SEC Effective Date to the earliest of:

                           (i) the date which is two years after the Closing
                  Date; and

                           (ii) the date on which the Investors no longer own or
                  have any right to acquire any Registrable Securities.

                  "Registration Statement" means a registration statement on Form S-3 (or if Form S-3 is then not available to the Company, on Form S-1 or such other form of registration statement as is then available to effect a registration for resale of the Registrable Securities) of the Company under the Securities Act, including any amendment thereto, which names the Investors as selling stockholders (including any documents or information incorporated therein by reference, whether before or after the SEC Effective Date) filed into order to register with the Commission the Firm Shares and, to the extent sold under this Agreement, the Additional Shares.

                  "Regulation D" means Regulation D under the Securities Act.

                  "Required Information" means, with respect to any Investor (including the Additional Shares Buyer), all information regarding such Investor, the Registrable Securities held by such Investor or which such Investor has the right to acquire and the intended method of disposition of the Registrable Securities held by such Investor or which such Investor has the right to acquire as shall be required by the Securities Act to effect the registration of the resale by such Investor of such Registrable Securities.

                   "Rule 144" means Rule 144 under the Securities Act or any other similar rule or regulation of the Commission that may at any time provide a "safe harbor" exemption from registration under the Securities Act so as to permit a holder of securities to sell such securities to the public without registration under the Securities Act.

                  "Rule 415" means Rule 415 under the Securities Act or any successor rule providing for offering securities on a delayed or continuous basis.

                  "Related Person" means:

                                    (a) with respect to a particular individual,
                           (i) each other member of such individual's Family;
                           (ii) any Person that is directly or indirectly controlled by any one or more members of such individual's Family; (iii) any Person in which members of such individual's Family hold (individually or in the aggregate) a Material Interest; and (iv) any Person with respect to which one or more members of such individual's Family serves as a director, officer, partner, executor or trustee (or in a similar capacity); and

                                    (b) with respect to a specified Person other
                           than an individual, (i) any Person that directly or indirectly controls, is directly or indirectly controlled by or is directly or indirectly under common control with such specified Person; (ii) any Person that holds a Material Interest in such specified Person; (iii) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity);
                           (iv) any Person in which such specified Person holds a Material Interest; and (v) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity).

                           For purposes of this definition:

                                            (i) "control" (including
                                    "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be construed as such term is used in the rules promulgated under the Securities Act;

                                            (ii) the "Family" of an individual
                                    includes (i) the individual, (ii) the
                                    individual's spouse, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree and (iv) any other natural person who resides with such individual; and

                                            (iii) "Material Interest" means
                                    direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange
                                    Act) of voting securities or other voting interests representing at least ten percent (10%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least ten percent (10%) of the outstanding equity securities or equity interests in a Person.

                  "Representative" means, with respect to a Person, any director, officer, manager, employee, agent, consultant, advisor, accountant, financial advisor, legal counsel or other representative of that Person.

                  "SEC Effective Date" means the date the Registration Statement is declared effective by the SEC.

                  "SEC Filing Date" means the date the Registration Statement is first filed with the Commission pursuant to Section 10.1.

                  "SEC Reports" means all forms, reports, schedules, statements and other documents, and amendments thereto, required to be filed by the Company under the Exchange Act.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Subsidiary" means, with respect to an Organization (the "Owner"), any Organization of which securities or other interests having the power to elect a majority of that Organization's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that Organization (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Company as of the date of this Agreement.

                  "Trading Day" means any day (other than a Saturday or Sunday) on which the NASDAQ Small Cap Market is open for business.

                  "Transfer Agent" means Mellon Shareholder Services, or any successor thereof duly appointed by the Company, serving as transfer agent and registrar for the Common Stock.

         Section 1.2 Other Defined Terms. For purposes of this Agreement, the following terms have the respective meanings set forth in the section and at the page referred to opposite each such term:


         Defined Term                          Section            Page
         ------------                          -------            ----
         Additional Shares                     Recitals             1
         Additional Shares Notice              Section 2.5         12
         Agreement                             Heading              1
         Buyer                                 Heading              1
         Buyer's Advisors                      Section 6.1         23
         Closing                               Section 2.3         12
         Closing Date                          Section 2.3         12
         Company                               Recitals             1
         Company Share Exchange Agreement      Recitals             1
         Company Stock Purchase Agreement      Recitals             1
         Firm Shares                           Recitals             1
         Owner                                 Section 1.1          1
         Principal Shareholder's Agreement     Recitals             1
         Purchase Price                        Section 2.2         11
         Restricted Securities                 Section 2.6         13
         Selling Shareholder                   Recitals             1
         Shares                                Recitals             1
         Transfer                              Section 2.6         13

         Section 1.3 Usage.

                  (a) Interpretation. In this Agreement, unless a clear contrary intention appears:

                           (1) a reference herein to days shall mean calendar
                  days unless otherwise specified. Any day or deadline or end of a time period hereunder which falls on a day other than a Business Day shall be deemed to refer to the first Business Day following such day or deadline or end of the time period, as the case may be;

                           (2) a reference in this Agreement to an article,
                  section, exhibit or schedule shall mean an article or section of, or exhibit or schedule attached to, this Agreement, as the case may be. Article and section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement;

                           (3) a reference to any Legal Requirement means such
                  Legal Requirement as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Legal Requirement means that provision of such Legal Requirement from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                           (4) the word "including" means without limitation;
                  the word "or" is not exclusive and is used in the inclusive sense of "and/or"; and the words "herein", "hereof", "hereby", "hereto" and "hereunder" refer to this Agreement as a whole;

                           (5) a reference to document, instrument or agreement
                  shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and

                           (6) all words used in this Agreement will be
                  construed to be of such gender or number as the circumstances require.

                  (b) Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

                  (c) Legal Representation of the Parties. This Agreement was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against a party shall not apply to any construction or interpretation hereof.

                                   ARTICLE 2
                         SALE AND TRANSFER OF THE SHARES

         Section 2.1 Sale of the Firm Shares. Subject to the terms and conditions of this Agreement, at the Closing the Company will issue and sell the Firm Shares to the Buyer, and the Buyer will purchase the Firm Shares from the Company.

         Section 2.2 Purchase Price. The purchase price (the "Purchase Price") for the Firm Shares will be $8.00 per share, or an aggregate Purchase Price of $5,000,000.

         Section 2.3 Closing. The purchase and sale (the "Closing") provided for in this Agreement will take place (a) at the offices of McGuireWoods LLP, 1345 Avenue of the Americas, 7th Floor, New York, NY 10105, at 10:00 a.m. (local time) on the day on which the closing of the Exchange (as defined in the Company Share Exchange Agreement) occurs (the "Closing Date").

         Section 2.4 Closing Obligations. At the Closing:

                  (a) The Company will deliver to the Buyer:

                           (1) certificates representing the Firm Shares,
                  registered in the name of the Buyer; and

                           (2) a certificate executed by the Chief Executive
                  Officer or President of the Company to the effect that each of the Company's representations and warranties in this Agreement was accurate in all material respects as of the date of this Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date (giving full effect to any supplements to the Company's Disclosure Schedule that was delivered by the Company to the Buyer prior to the Closing Date in accordance with Section 5.5).

                  (b) the Buyer will deliver to the Company:

                           (1) the Purchase Price in immediately available funds
                  by wire transfer of U.S. $5,000,000.00 to the Company to a bank account specified in writing by the Company not less than three Business Days prior to the Closing; and

                           (2) a certificate executed by an authorized officer
                  of the Buyer to the effect that each of the Buyer's representations and warranties in this Agreement was accurate in all material respects as of the date of this Agreement and is accurate in all materials respects as of the Closing Date as if made on the Closing Date.

         Section 2.5 Sale of the Additional Shares; Delivery of the Additional Shares and Payment Therefor. The Buyer and, to the extent assigned by the Buyer pursuant to this Section 2.5, the Additional Shares Buyer, shall have the right for 120 days from the Closing Date to purchase from the Company up to 625,000 Additional Shares at the purchase price of $8.00 per Share. Delivery to the Buyer or, as the case shall be, the Additional Shares Buyer, of a certificate or certificates representing the Additional Shares and the payment therefor shall take place at the offices of the Company on such date (the "Additional Closing Date"), which may be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than two nor later than ten Business Days after the giving of the notice hereinafter referred to. The Buyer shall specify in a written notice to the Company (the "Additional Shares Notice") the determination of the Buyer to purchase a number, specified in such notice, of Additional Shares, and/or the Buyer's election to assign its right to purchase the Additional Shares to the Additional Shares Buyer, in which case the Additional Shares Notice shall specify the number of Additional Shares to be purchased by the Additional Shares Buyer and/or the Buyer. The Additional Shares Notice may be given at any time within 120 days of the Closing Date and must set forth (i) the aggregate number of Additional Shares as to which the Buyer is exercising the option and (ii) the names and denominations in which the certificates for the Additional Shares are to be registered. Payment for the Additional Shares shall be made by the Buyer or, as the case shall be, the Additional Shares Buyer, in the manner set forth in Section 2.4(b)(1). The place of closing for the purchase and sale of the Additional Shares and the Additional Closing Date may be varied by agreement between the Buyer or, as the case shall be, the Additional Shares Buyer, and the Company. The Buyer shall have the right to assign to the Additional Shares Buyer the right to purchase all or a part of the Additional Shares by the Additional Shares Notice in accordance with this Section 2.5; provided, that (i) the Buyer's assignment of its right to purchase the Additional Shares shall not be effective unless the Additional Shares Buyer shall have executed the Additional Shares Notice jointly with the Buyer and (ii) the Additional Shares Notice shall state that by executing such notice the Additional Shares Buyer is making, on its own behalf, each of the representations and warranties set forth in ARTICLE 4 and is agreeing to perform each of the covenants set forth in ARTICLE 6, ARTICLE 7, ARTICLE 10, ARTICLE 12.

         Section 2.6 Restrictive Legends.

                  (a) The Shares to be issued under this Agreement and any shares of capital stock or other securities received with respect thereto (collectively, the "Restricted Securities") shall not be sold, transferred, assigned, pledged, encumbered or otherwise disposed of (each, a "Transfer") except upon the conditions specified in this
         Section 2.6, which conditions are intended to insure compliance with the provisions of the Securities Act. Each Investor shall observe and comply with the Securities Act and the rules and regulations promulgated by the Commission thereunder as now in effect or hereafter enacted or promulgated, and as from time to time amended, in connection with any Transfer of Restricted Securities beneficially owned by the Investor.

                  (b) Each certificate representing Restricted Securities issued to a Investor and each certificate for such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Section 2.6(c) and Section 2.6(d) hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

              "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES OR "BLUE-SKY" LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN SECTION 2.6 OF THE STOCK PURCHASE AGREEMENT DATED AS OF JANUARY 21, 2005, BETWEEN CICADA, INC. AND OAK FINANCE INVESTMENTS LIMITED, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, CICADA, INC. HAS AGREED TO DELIVER TO THE HOLDER HEREOF A CICADA, INC. CERTIFICATE NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF THE HOLDER HEREOF. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY."

                  (c) Prior to any Transfer of Restricted Securities that occurs subsequent to the Closing, each Investor will give written notice to the Company of the Investor's intention to effect such Transfer and to comply in all other respects with the provisions of this Section 2.6. Each such notice shall describe the manner and circumstances of the proposed Transfer and, if requested by the Company, shall be accompanied by the written opinion, addressed to the Company, of counsel for the holder of such Restricted Securities, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed transfer does not involve a transaction requiring registration or qualification of such Restricted Securities under the Securities Act or the securities or "blue-sky" laws of any relevant state of the United States. The holder thereof shall thereupon be entitled to Transfer such Restricted Securities in accordance with the terms of the notice delivered by it to the Company. Each certificate or other instrument evidencing the securities issued upon the Transfer of any such Restricted Securities (and each certificate or other instrument evidencing any untransferred balance of such Restricted Securities) shall bear the legend set forth in Section 2.6(b) unless (x) in such opinion of counsel of the Company registration of any future Transfer is not required by the applicable provisions of the Securities Act or (y) the Company shall have waived the requirement of such legends. No Investor shall Transfer any Restricted Securities until such opinion of counsel has been given (unless waived by the Company or unless such opinion is not required in accordance with the provisions of this Section 2.6(c)).

                  (d) Notwithstanding the foregoing provisions of this Section 2.6, the restrictions imposed by this Section 2.6 upon the transferability of Restricted Securities shall cease and terminate when
         (i) any such shares are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act or as otherwise contemplated by Section 2.6(c), (ii) pursuant to Section 2.6(c), the shares so transferred are not required to bear the legend set forth in Section 2.6(b), or (iii) the holder of such Restricted Securities has met the requirements for Transfer of such Restricted Securities pursuant to Rule 144(k). Whenever the restrictions imposed by this Section 2.6 shall terminate, as herein provided, the holder of Restricted Securities as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 2.6(b) and not containing any other reference to the restrictions imposed by this Section 2.6.

                  (e) Each Investor understands and agrees that the Company, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to certificates for Restricted Securities owned by the Investor, but not as to certificates for such shares of the Company Common Stock as to which the legend set forth in paragraph
         (b) of this Section 2.6 is no longer required because one or more of the conditions set forth in Section 2.6(d) shall have been satisfied, in the event of a proposed Transfer in violation or breach of this
         Section 2.6.

                                   ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to the Buyer as follows:

         Section 3.1 Organization and Good Standing. The Company and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all of its obligations hereunder. The Company and each of its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except for jurisdictions where the failure to qualify would not have a Material Adverse Effect.

         Section 3.2 No Conflict; No Consent. (a) Except as set forth in Item
3.2 of the Company's Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time or both):

                           (1) Breach (A) any provision of the Organizational
                  Documents of the Company or its Subsidiaries, or (B) any resolution adopted by the board of directors or the stockholders of the Company or any of its Subsidiaries;

                           (2) Breach or give any Governmental Body or other
                  Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under, any Legal Requirement or any Order to the Company or any of its Subsidiaries, or any of the assets owned or used by the Company or any of its Subsidiaries may be subject;

                           (3) contravene, conflict with, or result in a
                  violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by the Company or any of its Subsidiaries or that otherwise relates to the business of, or any of the assets owned or used by, the Company or any of its Subsidiaries;

                           (4) cause the Company or any of its Subsidiaries to
                  become subject to, or to become liable for the payment of, any Tax;

                           (5) cause any of the assets owned by the Company or
                  any of its Subsidiaries to be reassessed or revalued by any taxing authority or other Governmental Body;

                           (6) Breach any provision of, or give any Person the
                  right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Contract to which the Company or any of its Subsidiaries is a party or is subject; or

                           (7) result in the imposition or creation of any
                  Encumbrance upon or with respect to any of the assets owned or used by the Company or any of its Subsidiaries.

                  (b) Intentionally omitted.

         Section 3.3 Books and Records. The books of account, minute books, stock record books and other records of the Company and each of its Subsidiaries, all of which have been made available to the Buyer, are complete and correct and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act, including the maintenance of an adequate system of internal controls. The minute books of the Company and its Subsidiaries contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the boards of directors and committees of the board of directors of the Company and its Subsidiaries, and no meeting of any such stockholders, board of directors or committee has been held for which minutes have not been prepared and are not contained in such minute books.

         Section 3.4 Capitalization.

                  (a) No legend or other reference to any purported Encumbrance appears on any certificate representing equity securities of any Subsidiary.

                  (b) All of the outstanding equity securities of each of the Company and its Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in the SEC Reports, there are no options, warrants or other Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of the Company or any of its Subsidiaries. None of the outstanding equity securities or other securities of the Company or any of its Subsidiaries was issued in violation of the Securities Act or any other Legal Requirement.

                  (c) Neither the Company nor any of its Subsidiaries owns, or has any right or Contract to acquire, any equity securities or other securities of any Person (other than the Company or a Subsidiary) or any direct or indirect equity or ownership interest in any other business.

                  (d) The Common Stock is listed for trading on the NASDAQ Small Cap Market, the Company and the Common Stock meet the criteria for continued listing on the NASDAQ Small Cap Market (without giving effect to the transactions contemplated by the Shareholder Stock Purchase Agreement or the Company Share Exchange Agreement) and no delisting or suspension of trading of the Common Stock has been threatened by the NASDAQ Stock Market, Inc. and not addressed by the Company to the satisfaction of the NASDAQ National Stock Market, Inc. or is otherwise currently in effect.

         Section 3.5 SEC Reports. The Company has previously made available to the Buyer each communication sent by the Company to its stockholders generally since January 1, 2001, and will continue to make such filings and communications available to the Buyer until the Closing. Since January 1, 2001, the Company has timely filed all SEC Reports required to the filed by it under the Exchange Act and any other reports or documents required to be filed with the Commission. At the time of filing, mailing, or delivery thereof, the SEC Reports were prepared in accordance with the applicable requirements of the Exchange Act and the regulations promulgated hereunder, and none of such documents or information contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified by subsequent filings with the Commission prior to the date hereof. Each of the consolidated balance sheets included in or incorporated by reference into the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Company and its Subsidiaries as of the date thereof, and each of the consolidated statements of income, cash flows and stockholders' equity included in or incorporated by reference into the SEC Reports (including any related notes and schedules), fairly presents in all material respects the results of operations, changes in stockholders' equity and cash flows of the Acquired Companies as at the respective dates or for the periods set forth therein (subject, in the case of unaudited statements, to such exceptions as may be permitted by Form 10-Q under the Exchange Act, in each case in accordance with GAAP consistently applied during the periods involved, except as may be noted therein. Upon written request of the Buyer, the Company will furnish to the Buyer copies of (i) all correspondence received from the Commission and (ii) any of the agreements and instruments filed as exhibits to the SEC Reports. The Company has furnished to the Buyer a complete and accurate copy of any amendments or modifications, which have not yet been filed with the Commission, but which are required to be filed, to agreements, documents or other instruments which previously had been filed by the Company with the Commission pursuant to the Securities Act or Exchange Act.

         Section 3.6 No Material Adverse Change. Except as set forth in Item 3.6 of the Company's Disclosure Schedule or in the SEC Reports, since September 30, 2004, there has not been any material adverse change in the business, operations, properties, prospects, results of operations or condition (financial or otherwise) of the Company and any of its Subsidiaries, and no event has occurred or circumstance exists that may have a Material Adverse Effect.

         Section 3.7 Absence of Certain Changes or Events. Except as set forth in Item 3.7 of the Company's Disclosure Schedule or in the SEC Reports, since September 30, 2004 the Company and its Subsidiaries have conducted their businesses only in the Ordinary Course of Business and there has not been any:

                  (a) change in any of the Company's or any of its Subsidiaries' authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of the Company or any of its Subsidiaries; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by the Company or any of its Subsidiaries of any shares of any such capital stock; or declaration of payment of any dividend or other distribution or payment in respect of shares of capital stock;

                  (b) amendment to the Organizational Documents of the Company or any of its Subsidiaries;

                  (c) payment or increase by the Company or any of its Subsidiaries of any bonuses, salaries, or other compensation to the Selling Shareholder or to any other stockholder, director, officer, or employee or entry into any employment, severance, or similar Contract with the Selling Shareholder or any other director, officer, or employee;

                  (d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of the Company or any of its Subsidiaries;

                  (e) damage to or destruction or loss of any asset or property of any the Company or any of its Subsidiaries, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of the Company or any of its Subsidiaries, taken as a whole;

                  (f) entry into, termination of, or receipt of notice of termination of (i) any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) any Contract or transaction involving a total remaining commitment by or to the Company or any of its Subsidiaries of at least $100,000;

                  (g) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any asset or property of the Company or any of its Subsidiaries, or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of the Company or any of its Subsidiaries;

                  (h) cancellation or waiver of any claims or rights with a value to the Company or any of its Subsidiaries in excess of $100,000;

                  (i) except as required by GAAP, a revaluation of any of the assets or material change in the accounting methods, principles or practices used by the Company or any of its Subsidiaries; or

                  (j) agreement, whether oral or written, by the Company or any of its Subsidiaries to do any of the foregoing.

         Section 3.8 Legal Proceedings; Orders.

                  (a) Except as set forth in Item 3.8(a) of the Company's Disclosure Schedule or in the SEC Reports, (i) there is no pending or, to the Company's Knowledge, threatened Proceeding, that has been commenced by or against the Company or any of its Subsidiaries, or any of its stockholders that own more than 10% of the Common Stock, or that otherwise relates to or may affect the business of, or any of the assets owned or used by, the Company or any of its Subsidiaries; or
         (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To the Knowledge of the Company and the Knowledge of its Subsidiaries, no event has occurred or circumstance exits that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding. The Company has delivered to the Buyer copies of all pleadings, correspondence, and other documents relating to each Proceeding listed in Item 3.8(a) of the Company's Disclosure Schedule. The Proceedings listed in Item 3.8(a) of the Company's Disclosure Schedule will not have a material adverse effect on the business, operations, assets, condition, or prospects of the Company or any of its Subsidiaries.

                  (b) Except as set forth in Item 3.8(b) of the Company's Disclosure Schedule or in the SEC Reports, (i) there is no Order to which the Company or any of its Subsidiaries, or any of the assets owned or used by the Company or any of its Subsidiaries, is subject;
         (ii) the Company is not subject to any Order that relates to the business of, or any of the assets owned or used by, the Company or any of its Subsidiaries; and (iii) to the Knowledge of the Company and the Knowledge of its Subsidiaries, no officer, director, agent, or employee of the Company or any of its Subsidiaries is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of the Company or any of its Subsidiaries.

                  (c) Except as set forth in Item 3.8(c) of the Company's Disclosure Schedule or in the SEC Reports, (i) each of the Company and its Subsidiaries is, and at all times since January 1, 2004, has been, in full compliance with all of the terms and requirements of each Order to which it, or any of the assets owned or used by it, is or has been subject; (ii) no event has occurred or circumstance exists that may constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which the Company or any of its Subsidiaries, or any of the assets owned or used by the Company or any of its Subsidiaries, is subject; and neither the Company nor any Subsidiary has received, at any time since January 1, 2004, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any term or requirement of any Order to which the Company or any of its Subsidiaries, or any of the assets owned or used by the Company or any of its Subsidiaries, is or has been subject.

         Section 3.9 Brokers or Finders. Neither the Company nor any agent of the Company has incurred any liability or obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the Contemplated Transactions.

         Section 3.10 Issuance of Shares; No Agreements. Upon issuance pursuant to the terms and conditions of this Agreement, the Shares shall be duly issued, fully paid and non-assessable, and upon delivery of and payment for the Shares as provided in this Agreement, the Buyer will acquire good and valid title thereto, free of any Encumbrance. Except as set forth in Item 3.10 to the Company's Disclosure Schedule, the Company is not a party to any agreement, understanding or arrangement relating to the Shares other than this Agreement.

                                   ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF THE BUYER

The Buyer represents and warrants to the Company as follows:

         Section 4.1 Organization and Good Standing. The Buyer is a company duly organized, validly existing and in good standing under the laws of the British Virgin Islands, with full corporate power and authority to conduct its business as it is now being conducted, to own and use the properties and assets that it purports to own or use, and is duly qualified to do business and is in good standing under the laws of each jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except where the failure to qualify would not have a material adverse effect on its business or properties.

         Section 4.2 Enforceability; Authority; No Conflict.

                  (a) This Agreement constitutes the legal, valid, and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms. The Buyer has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder.

                  (b) Except as set forth in Item 4.2(b) of the Buyer's Disclosure Schedule, neither the execution and delivery of this Agreement by the Buyer nor the consummation or performance of any of the Contemplated Transactions by the Buyer will give any Person the right to prevent, delay or otherwise interfere with any of the Contemplated Transactions pursuant to (i) any provision of the Buyer's Organizational Documents; (ii) any resolution adopted by the board of directors or stockholders of the Buyer; (iii) any Legal Requirement or any Order to which the Buyer may be subject: or (iv) any Contract to which the Buyer is a party or by which the Buyer may be bound.

                  (c) Except as set forth in Item 4.2(c) of the Buyer's Disclosure Schedule, the Buyer is not and will not be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         Section 4.3 Brokers or Finders. Except as set forth in Item 4.3 of the Buyer's Disclosure Schedule, neither the Buyer nor any agent of the Buyer has incurred any liability or obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the Contemplated Transactions.

         Section 4.4 Disclosure. No representation or warranty or other statement made by the Buyer in this Agreement, the certificates delivered pursuant to Section 2.4(b) or otherwise in connection with the Contemplated Transactions contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading.

         Section 4.5 Investment Representation.

                  (a) The Buyer:

                           (i) is acquiring the Shares being issued for
                  investment and for the Buyer's own account and not as a nominee or agent for any other Person and with no present intention of distributing or reselling such shares or any part thereof in any transactions that would be in violation of the Securities Act or any state securities or "blue-sky" laws or, if and to the extent that the Buyer is acquiring any of the Shares being issued as a nominee or agent for any other Person, the Buyer represents that such other Person is acquiring the Shares being issued to it for investment and for such Person's own account and that such Person has no intention of distributing or reselling such shares or any part thereof in any transaction that would be in violation of the Securities Act or any state securities or "blue-sky" laws;

                           (ii) understands (A) that the Shares to be issued to
                  it have not been registered for sale under the Securities Act or any state securities or "blue-sky" laws in reliance upon exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the investment intent of the Buyer as expressed herein, (B) that such Shares must be held and not sold until such shares are registered under the Securities Act and any applicable state securities or "blue-sky" laws, unless an exemption from such registration is available and (C) that the certificates evidencing such Shares will be imprinted with a legend in the form set forth in
                  Section 2.6(b) that prohibits the transfer of such shares, except as provided in Section 2.6.

                           (iii) has been furnished with, and has read and
                  reviewed, the SEC Reports;

                           (iv) has had an opportunity to ask questions of and
                  has received satisfactory answers from the officers of the Company or Persons acting on the Company's behalf concerning the Company and the terms and conditions of an investment in the Company Common Stock;

                           (v) is aware of the Company's business affairs and
                  financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares to be issued to it;

                           (vi) can afford to suffer a complete loss of his or
                  its investment in such Shares;

                           (vii) is familiar with the provisions of Rule 144
                  promulgated under the Securities Act which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof, in a non-public offering subject to the satisfaction of certain circumstances which require among other things: (A) the availability of certain public information about the issuer,
                  (B) the resale occurring not less than one year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than two years, the amount of securities being sold during any three month period not exceeding the specified limitations stated therein, if applicable and (C) in the event certain holding requirements have not yet been met, the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Exchange Act);

                           (viii) understands that in the event all of the
                  applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the Commission has expressed its opinion that Persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such Persons and their respective brokers who participate in such transactions do so at their own risk; and

                           (ix) has such knowledge and experience in financial
                  and business matters that he or it is capable of evaluating the merits and risks of acquiring and holding shares of the Company Common Stock.

                  (b) The Buyer is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.

         Section 4.6 Certain United States Laws. The Buyer certifies that to its Knowledge neither it nor any of its officers, directors, securityholders or Related Persons has been designated as a "suspected terrorist" as defined in Executive Order 13224. The Buyer certifies that, to its Knowledge, neither the Buyer nor any Related Person of the Buyer has been designated as, or is not owned or controlled by, a "suspected terrorist" as defined in Executive Order 13224. The Buyer hereby acknowledges that the Company seeks to comply with all applicable laws covering money laundering and related activities. In furtherance of those efforts, the Buyer hereby represents, warrants and agrees that: (i) none of the cash or property that the Buyer will pay or will contribute to the Company has been or shall be derived from, or related to, any activity that is deemed criminal under United States law; and (ii) no contribution or payment by the Buyer to the Company, to the extent that they are within the Buyer's control, shall cause the Company to be in violation of the Untied States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the Untied States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001. The Buyer shall promptly notify the Company if any of these representations ceases to be true and accurate regarding the Buyer. The Buyer agrees to provide the Company with any additional information regarding the Buyer that the Company deems necessary or convenient to ensure compliance with all applicable laws concerning money laundering and similar activities. The Buyer understands and agrees that if at any time it is discovered that any of the foregoing representations are incorrect, or if otherwise required by applicable law or regulation related to money laundering similar activities, the Company may undertake appropriate actions to ensure compliance with applicable law or regulation, including but not limited to segregation and/or redemption of the Buyer's investment in the Company. The Buyer further understands that the Company may release confidential information about the Buyer and, if applicable, any underlying beneficial owners, to proper authorities if the Company, in its sole discretion, determines that it is in the best interest of the Company in light of relevant rules and regulations under the laws set forth above.

         Section 4.7 Questionnaire. The Buyer has completed and provided to the Company herewith the Investor Questionnaire attached hereto as Annex A, and all information contained therein is complete and accurate in all material respects with respect to the Buyer.

         Section 4.8 Representation by Legal Counsel; Review of Agreement. The Buyer has been advised by the Company to seek, and has sought, legal counsel in connection with the negotiation and execution of this Agreement. The Buyer has carefully read and reviewed this Agreement and, to the extent he or it believed necessary, has discussed with his legal, accounting and other professional advisors the representations, warranties and agreements which the Buyer is making herein.

                                   ARTICLE 5
                 COVENANTS OF THE COMPANY PRIOR TO CLOSING DATE

         Section 5.1 Access and Investigation. Between the date of this Agreement and the Closing Date and upon reasonable advance notice received from the Buyer, the Company will, and will cause each Subsidiary and its Representatives to, (a) afford the Buyer and Representatives (collectively, "the Buyer's Advisors") full and free access to personnel, properties, Contracts, books and records and other documents and data of the Company and its Subsidiaries, (b) furnish the Buyer and the Buyer's Advisors with copies of all such Contracts, books and records, and other existing documents and data as the Buyer may reasonably request, and (c) furnish the Buyer and the Buyer's Advisors with such additional financial, operating, and other data and information as the Buyer may reasonably request.

         Section 5.2 Required Approvals. As promptly as practicable after the date of this Agreement, the Company will, and will cause each of its Subsidiaries to, make all filings required by Legal Requirements to be made by them in order to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, the Company will, and will cause its Subsidiaries to, (a) cooperate with the Buyer with respect to all filings that the Buyer elects to make or is required by Legal Requirements to make in connection with the Contemplated Transactions, and (b) cooperate with the Buyer in obtaining all consents identified in Section 4.2(c) of the Buyer's Disclosure Schedule.

         Section 5.3 Business Operations of the Company and its Subsidiaries. Between the date of this Agreement and the Closing Date, the Company will, and will cause each of its Subsidiaries to:

                  (a) Conduct its business only in the Ordinary Course of Business;

                  (b) Preserve intact the current business organization of such company, keep available the services of the current officers, employees, and agents of such company, and maintain its relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with such company;

                  (c) Confer with the Buyer prior to implementing operational decisions of a material nature;

                  (d) Make no material changes in management personnel or management compensation arrangements without prior consultation with the Buyer;

                  (e) Except as required to comply with ERISA or to maintain qualification under Section 401(a) of the Code, not amend, modify or terminate any without the express written consent of the Buyer and, except as required under the provisions of any Employee Plan, not make any contribution to or with respect to any Employee Plan without the express written consent of the Buyer, provided that such company shall contribute that amount of cash to each Employee Plan necessary to fully fund its obligations under such Employee Plan; and

                  (f) Otherwise report periodically to the Buyer concerning the status of the business, operations, and finances of such company.

         Section 5.4 Negative Covenant. Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, the Company will not, and will cause each of its Subsidiaries not to, without the prior consent of the Buyer, (a) take any affirmative action, or fail to take any reasonable action within its control, as a result of which any of the changes or events listed in Section 3.6 or Section 3.7 is likely to occur, or (b) make any modification to any material Contract.

         Section 5.5 Notification. Between the date of this Agreement and the Closing Date, the Company will promptly notify the Buyer in writing if the Company or any of its Subsidiaries becomes aware of any fact or condition that causes or constitutes a Breach of any of the Company's representations and warranties as of the date of this Agreement, or if the Company or any of its Subsidiaries becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Company's Disclosure Schedule if the Company's Disclosure Schedule were dated the date of the occurrence or discovery of any such fact or condition, the Company will promptly deliver to the Buyer a supplement to the Company's Disclosure Schedule specifying such change. Such delivery shall not affect any rights of the Buyer under Section 8.1. During the same period, the Company will promptly notify the Buyer of the occurrence of any event that may make the satisfaction of the conditions in ARTICLE 8 impossible or unlikely.

         Section 5.6 Payment of Indebtedness by Related Persons. Except as expressly provided in this Agreement, the Company will cause all indebtedness owed by any Related Person of the Company or any of its Subsidiaries to be paid in full to the Company or such Subsidiary prior to Closing.

         Section 5.7 Best Efforts. Between the date of this Agreement and the Closing Date, the Company will use its Best Efforts to cause the conditions in
ARTICLE 8 to be satisfied.

         Section 5.8 Form D. The Company agrees to file with the Commission on a timely basis a Form D with respect to the Securities as required to claim the exemption provided by Rule 506 of Regulation D and to provide a copy thereof to the Buyer promptly after such filing.

         Section 5.9 NASDAQ Listing; Reporting Status. Prior to the Closing Date, the Company shall file with the NASDAQ an application or other document required by the NASDAQ for the listing of the Shares with the NASDAQ Small Cap Market and shall provide evidence of such filing to the Buyer. The Company shall use its best efforts to obtain the listing, subject to official notice of issuance, of the Common Shares on the NASDAQ Small Cap Market prior to the Closing Date. So long as the Buyer beneficially owns any Shares the Company will use its best efforts to maintain the listing of the Shares on the NASDAQ Small Cap Market or a registered national securities exchange. During the Registration Period, the Company shall timely file all reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act unless the Exchange Act or the rules and regulations thereunder would permit such termination.

         Section 5.10 Use of Proceeds. The Company shall use the proceeds of sale of the Shares for general working capital purposes and in the operation of the Company's business.

         Section 5.11 State Securities Laws. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the offer and sale of the Shares to the Buyer as contemplated by this Agreement under such of the securities laws of jurisdictions in the United States as shall be applicable thereto. In connection with the foregoing obligations of the Company in this Section 5.11, the Company shall not be required (1) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section, (2) to subject itself to general taxation in any such jurisdiction, (3) to file a general consent to service of process in any such jurisdiction, (4) to provide any undertakings that cause more than nominal expense or burden to the Company, or (5) to make any change in its charter or by-laws which the Company determines to be contrary to the best interests of the Company and its stockholders. The Company shall furnish to the Buyer copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities laws on or prior to the Closing Date.

         Section 5.12 Limitation on Certain Actions. From the date of execution and delivery of this Agreement by the parties hereto through the Closing Date, the Company shall not issue any shares of its capital stock or any securities derivative of, convertible into or exchangeable for shares as its capital stock other than (i) grants of options under an existing plan in the Ordinary Course of Business, (ii) upon the exercise of options or warrants that are outstanding as of the date of this Agreement or (iii) upon the conversion of shares of the Company's Series A or Series B Preferred Shares issued and outstanding as of the date of this Agreement.

                                   ARTICLE 6
                  COVENANTS OF THE BUYER PRIOR TO CLOSING DATE

         Section 6.1 Approvals of Governmental Bodies. As promptly as practicable after the date of this Agreement, the Buyer will make all filings required by Legal Requirements to be made by it to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, the Buyer will (i) cooperate with the Company with respect to all filings that the Company is required by Legal Requirements to make in connection with the Contemplated Transactions.

         Section 6.2 Best Efforts. Between the date of this Agreement and the Closing Date, the Buyer will use its Best Efforts to cause the conditions in
ARTICLE 9 to be satisfied.

         Section 6.3 Notification. Between the date of this Agreement and the Closing Date, the Buyer will promptly notify the Company in writing if the Buyer becomes aware of any fact or condition that causes or constitutes a Breach of any of the Buyer's representations and warranties as of the date of this Agreement, or if the Buyer becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Buyer's Disclosure Schedule if the Buyer's Disclosure Schedule were dated the date of the occurrence or discovery of any such fact or condition, the Buyer will promptly deliver to the Company a supplement to the Buyer's Disclosure Schedule specifying such change. Such delivery shall not affect any rights of the Company under Section 9.1. During the same period, the Buyer will promptly notify the Company of the occurrence of any event that may make the satisfaction of the conditions in ARTICLE 9 impossible or unlikely.

                                   ARTICLE 7
                              ADDITIONAL COVENANTS

         Section 7.1 Public Announcements. Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be issued, if at all, at such time and in such manner as the Company determines. Unless consented to by the Company in advance or required by Legal Requirements, prior to the Closing, the Investors shall keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person. The Company and the Buyer will consult with each other concerning the means by which the Company's or any of its Subsidiaries' employees, customers, and suppliers and others having dealings with the Company or any of its Subsidiaries will be informed of the Contemplated Transactions.

         Section 7.2 Confidentiality.

                  (a) Between the date of this Agreement and the Closing Date, the Buyer and the Company will maintain in confidence, and will cause the directors, officers, employees, agents, and advisors of the Buyer and the Company and its Subsidiaries to maintain in confidence, and not use to the detriment of another party any written, oral, or other information obtained in confidence from another party in connection with this Agreement or the Contemplated Transactions and the transactions contemplated by the Company Share Exchange Agreement, unless (i) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions, or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

                  (b) If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

                                   ARTICLE 8
             CONDITIONS PRECEDENT TO THE BUYER'S OBLIGATION TO CLOSE

         The obligations of the Buyer to purchase the Firm Shares and to take the other actions required to be taken by the Buyer at the Closing is subject to the fulfillment or written waiver by the Buyer at or prior to the Closing of each of the following conditions:

         Section 8.1 Accuracy of Representations.

                  (a) All of the Company's representations and warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, without giving effect to any supplement to the Company's Disclosure Schedule.

         Section 8.2 Company's Performance.

                  (a) All of the covenants and obligations that the Company is required to perform or to comply with pursuant to this Agreement and the Company Share Exchange Agreement, at or prior to the Closing, must have been duly performed and complied with in all material respects.

                  (b) Each document required to be delivered pursuant to Section
         2.4 must have been delivered.

         Section 8.3 Additional Documents. Each of the following documents must have been delivered to the Buyer:

                  (a) An opinion of Orrick, Herrington & Sutcliffe, LLP, dated the Closing Date, in the form of Exhibit 8.4(a); and

                  (b) Such other documents as the Buyer may reasonably request for the purpose of (i) enabling its counsel to provide the opinion referred to in Section 9.3(a), (ii) evidencing the accuracy of any of the Company's representations and warranties, (iii) evidencing the performance by the Company of, or the compliance by the Company with, any covenant or obligation required to be performed or complied with by the Company under this Agreement, (iv) evidencing the satisfaction of any condition referred to in this ARTICLE 8 or (v) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

         Section 8.4 No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against the Buyer or any Related Person of the Buyer, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions or (b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

         Section 8.5 No Material Adverse Change. Since the date of this Agreement, there has not been any material adverse change in the business, operations, properties, prospects, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, and no event has occurred or circumstance exists that may result in such a material adverse change.

         Section 8.6 Consummation of Other Transactions. The transactions contemplated by each of the Company Share Exchange Agreement and the Shareholder Stock Purchase Agreement shall have been consummated (subject to the consummation of the transactions contemplated by this Agreement).

                                   ARTICLE 9
            CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION TO CLOSE

         The obligation of the Company to issue and sell the Firm Shares and to take the other actions required to be taken by the Company at the Closing is subject to the fulfillment or written waiver by the Company at or prior to the Closing of each of the following conditions:

         Section 9.1 Accuracy of Representations. All of the Buyer's representations and warranties in this Agreement must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

         Section 9.2 The Buyer's Performance.

                  (a) All of the covenants and obligations that the Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

                  (b) The Buyer must have delivered each of the documents required to be delivered by the Buyer pursuant to Section 2.4 and must have paid the Purchase Price to be paid by the Buyer pursuant to
         Section 2.4(b)(1).

         Section 9.3 Additional Documents. The Buyer must have caused the following documents to be delivered to the Company:

                  (a) An opinion of McGuireWoods LLP, dated the Closing Date, in the form of Exhibit 9.4(a); and

                  (b) Such other documents as the Company may reasonably request for the purpose of (i) enabling its counsel to provide the opinion referred to in Section 8.3(a), (ii) evidencing the accuracy of any representation or warranty of the Buyer, (iii) evidencing the performance by the Buyer of, or the compliance by the Buyer with, any covenant or obligation required to be performed or complied with by the Buyer under this Agreement or (iv) evidencing the satisfaction of any condition referred to in this ARTICLE 9.

         Section 9.4 No Proceedings. There must not be in effect any Legal Requirement or any injunction or other Order that (a) prohibits consummation of the Contemplated Transactions or any of them and (b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement with reference to the Contemplated Transactions.

                                   ARTICLE 10
                               REGISTRATION RIGHTS

         Section 10.1 Mandatory Registration.

                  (a) The Company shall prepare promptly and, on or prior to the date that is ninety (90) days after the Closing Date, file with the Commission the Registration Statement (i) for the resale by the Buyer of a number of Registrable Securities equal to the number of shares of Firm Shares issued and sold by the Company to the Buyer pursuant to this Agreement and (ii) for resale by the Buyer or the Additional Shares Buyer, as the case may be, a number of Registrable Securities equal to the number of Additional Shares issued and sold by the Company pursuant to this Agreement; provided, that if the purchase and sale of the Additional Shares has not been consummated by the date which is twenty (20) days after the Closing Date, then on or prior to the date that is ninety (90) days after the Additional Closing Date, the Company shall file with the Commission either a Registration Statement for the resale by the Additional Shares Buyer of a number of Registrable Securities equal to the number of Additional Shares issued and sold by the Company pursuant to this Agreement or an amendment to the Registration Statement theretofore filed that would register the Additional Shares in addition to the Firm Shares. If for any reason the Commission does not permit all of the Registrable Securities to be included in such Registration Statement, then the Company shall prepare and file with the Commission a separate Registration Statement with respect to any such Registrable Securities not included with the initial Registration Statement, as expeditiously as possible, but in no event later than the date which is thirty (30) days after the date on which the Commission shall indicate as being the first date such filing may be made.

                  (b) If a Registration Event occurs, then the Company will make payments to the Investors as partial liquidated damages for the minimum amount of damages to the Investors by reason thereof, and not as a penalty, at the rate of 2% per month of the aggregate purchase price paid by the Investors for the Shares pursuant to this Agreement, for each calendar month of the Registration Default Period (pro rated for any period less than thirty (30) days). Each such payment shall be due and payable within five (5) days after the end of each calendar month of the Registration Default Period until the termination of the Registration Default Period and within five (5) days after such termination. Such payments shall be in partial compensation to the Investors, and shall not constitute the Investors' exclusive remedy for such events. The Registration Default Period shall terminate upon:

                           (1) the filing of the Registration Statement in the
                  case of clause (i) of the definition of "Registration Event";

                           (2) the SEC Effective Date in the case of clause (ii)
                  of the definition of "Registration Event";

                           (3) the ability of the Investors to effect sales
                  pursuant to the Registration Statement in the case of clause
                  (iii) of the definition of "Registration Event";

                           (4) the listing or inclusion and/or trading of the
                  Shares on an Approved Market, as the case may be, in the case of clause (iv) of the definition of "Registration Event," and

                           (5) in the case of the events described in clauses
                  (ii) and (iii) of the definition of "Registration Event", the earlier termination of the Registration Period and in each such case any Registration Default Period that commenced by reason of the occurrence of such event shall terminate if at the time no other Registration Event is continuing.

                  The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States and shall be paid pro rata to the Buyer and the Additional Shares Buyer in proportion to the number of shares purchased by each of them. Amounts payable as liquidated damages hereunder shall cease when the Investors no longer hold Registrable Securities; provided, that in no event shall the amount payable as liquidated damages pursuant to this Section 10.1(b) be in excess of 8% of the purchase price paid by each Investor for the Shares purchased by it.

                  (c) At any time and from time to time, promptly following the written demand from either of the Investors following the issuance of any Additional Registrable Securities, and in any event within thirty
         (30) days following such written demand, the Company shall prepare and file with the Commission either a new Registration Statement or a post-effective amendment to a previously filed Registration Statement, to the extent permitted under the Securities Act, on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statements as is then available to effect a registration for resale of the Additional Registrable Securities) covering the resale of the Additional Registrable Securities in an amount equal to the number of Additional Registrable Securities. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule
         416), as determined by the Company and its legal counsel, such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Registrable Securities. The Registration Statement (and each amendment or supplement thereto) shall be provided in accordance with Section 10.2 to the Investor and its counsel prior to its filing or other submission.

                  (d) In the event the Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) attempt to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statements then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

         Section 10.2 Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall:

                  (a) use commercially reasonable efforts to cause the Registration Statement to become effective as promptly as practicable after the Closing Date and to keep the Registration Statement effective pursuant to Rule 415 at all times during the Registration Period. The Company shall submit to the Commission, within three (3) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the Commission or that the staff of the Commission has no further comments on the Registration Statement, as the case may be, a request for acceleration of effectiveness of the Registration Statement to a time and date not later than forty-eighty
         (48) hours after the submission of such request. The Company shall notify the Investors of the effectiveness of the Registration Statement on the SEC Effective Date. The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein), at the time it is first filed with the Commission, at the time it is ordered effective by the Commission and at all times during which it is required to be effective hereunder (and each such amendment and supplement at the time it is filed with the Commission and at all times during which it is available for use in connection with the offer and sale of the Registrable Securities) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, at the time the Registration Statement is declared effective by the Commission and at all times that the Prospectus is required by this Agreement to be available for use by any Investors, and, in accordance with Section 10.3(d), any Investor is entitled to sell Registrable Securities pursuant to the Prospectus, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                  (b) subject to Section 10.2(e), prepare and file with the Commission such amendments (including post-effective amendments) and supplements to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective, and the Prospectus current, at all times during the Registration Period, and, during the Registration Period (other than during any Blackout Period during which the provisions of Section 10.2(e)(ii) are applicable), comply with the provisions of the Securities Act applicable to the Company in order to permit the disposition by the Investors of all Registrable Securities covered by the Registration Statement;

                  (c) furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel promptly after the same is prepared and publicly distributed, filed with the Commission or received by the Company, (A) five copies of the Registration Statement and any amendment thereto and the Prospectus and each amendment or supplement thereto, (B) one copy of each letter written by or on behalf of the Company to the Commission or the staff of the Commission and each item of correspondence from the Commission or the staff of the Commission relating to the Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), each of which the Company hereby determines to be confidential information and which each Investor hereby agrees to keep confidential as a confidential Record in accordance with Section 10.2(i) and (C) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

                  (d) subject to Section 10.2(e), use its commercially reasonable efforts (A) to register and qualify the Registrable Securities covered by the Registration Statement under the securities or blue sky laws of such jurisdictions as any Investor who owns or holds any Registrable Securities reasonably requests, (B) to prepare and to file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period and (C) to take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Investors in such jurisdictions; provided, that the Company shall not be required in connection therewith or as a condition thereto (i) to qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 10.2(d), (ii) to subject itself to general taxation in any such jurisdiction, (iii) to file a general consent to service of process in any such jurisdiction, (iv) to provide any undertakings that cause more than nominal expense or burden to the Company or (v) to make any change in its charter or by-laws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                  (e)(i) as promptly as practicable after becoming aware of such event or circumstance, notify each Investor of the occurrence of an event or circumstance of which the Company has knowledge (x) as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (y) which requires the Company to amend or supplement the Registration Statement due to the receipt from an Investor or any other selling shareholder named in the Prospectus of new or additional information about such Investor or selling shareholder or its intended plan of distribution of its Registrable Securities or other securities caused by the Registration Statement, as the case may be, so that the Prospectus does not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement and Prospectus to correct such untrue statement or omission or to add any new or additional information, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request; and

                  (ii) notwithstanding Section 10.2(e)(i) above, if at any time the Company notifies the Investors as contemplated by Section 10.2(e)(i) that the event giving rise to such notice relates to a development involving the Company which occurred subsequent to the later of (x) the SEC Effective Date and (y) the latest date prior to such notice on which the Company has amended or supplemented the Registration Statement, then the Company shall not be required to use best efforts to make such amendment during a Blackout Period; provided, that (A) the aggregate number of Trading Days on which any Blackout Period is in effect may not exceed ten consecutive Trading Days in any period of one hundred twenty days (120) consecutive days or twenty (20) Trading Days (whether or not consecutive) in any period of three hundred sixty five (365) consecutive days; (B) the Company shall not be able to avail itself of its rights under this Section 10.2(e)(ii) with respect to more than three Blackout Periods in any period of three hundred sixty five (365) consecutive days; and (C) no Blackout Period may commence sooner than sixty (60) days after the end of an earlier Blackout Period;

                  (f) as promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being offered or sold pursuant to the Registration Statement of the issuance by the Commission of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                  (g) permit the Investors who hold Registrable Securities being included in the Registration Statement and their legal counsel, at such Investors' sole cost and expense, to review and have a reasonable opportunity to comment on the Registration Statement and all amendments and supplements thereto at least three Business Days prior to their filing with the Commission and shall not file any such document to which any Investor reasonably objects;

                  (h) make generally available to its security holders as soon as practical, but not later than 90 days after the close of the period covered thereby, an earning statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company's fiscal quarter next following the SEC Effective Date;

                  (i) use its best efforts to cause all the Registrable Securities covered by the Registration Statement to be listed on the NASDAQ Small Cap Market or such other principal securities market on which securities of the same class or series issued by the Company are then listed or traded;

                  (j) provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities at all times;

                  (k) cooperate with the Investors who hold Registrable Securities being offered pursuant to the Registration Statement to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends, to the extent acceptable to the Company's transfer agent) representing Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts as the Investors may reasonably request and registered in such names as the Investors may request; and, not later than the SEC Effective Date, cause legal counsel selected by the Company to deliver to the Investors whose Registrable Securities are included in the Registration Statement and, if required by the Transfer Agent, to the Transfer Agent an opinion of counsel in customary and reasonable form;

                  (l) during the Registration Period, refrain from bidding for or purchasing any Common Stock or any right to purchase Common Stock or attempting to induce any Person to purchase any such security or right if such bid, purchase or attempt would in any way limit the right of the Investors to sell Registrable Securities by reason of the limitations set forth in Regulation M under the Exchange Act; and

                  (m) take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of the Registrable Securities pursuant to the Registration Statement.

         Section 10.3 Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

                  (a) it shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of any Investor that such Investor shall furnish to the Company the Required Information and shall execute such documents in connection with such registration as the Company may reasonably request. Prior to or at the Closing, each of the Investors shall have completed and delivered to the Company the Questionnaire, which shall be deemed to provide all Required Information for purposes of the preparation and filing of the Registration Statement. Promptly after a request from the Company, each Investor will confirm or update the Required Information previously provided to the Company by the Investor;

                  (b) each Investor will cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder;

                  (c) each Investor agrees that it will not effect any disposition of the Registrable Securities except as contemplated in the Registration Statement or as shall otherwise be in compliance with the registration requirements of applicable securities laws and that it will promptly notify the Company of any material changes in the information set forth in the Registration Statement regarding such Investor or its plan of distribution, and each Investor agrees (a) to notify the Company in the event that such Investor enters into any material agreement with a broker or a dealer for the sale of the Registrable Securities through a block trade, special offering, exchange distribution or a purchase by a broker or dealer and (b) in connection with such agreement, to provide to the Company in writing the information necessary to prepare any supplemental prospectus pursuant to Rule 424(c) under the Securities Act which is required with respect to such transaction;

                  (d) each Investor acknowledges that there may occasionally be times as specified in Section 10.2(e) or Section 10.2(f) when the Company must suspend the use of the Prospectus until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, the Company has prepared a supplement to the Prospectus or the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Each Investor hereby covenants that it will not sell any Registrable Securities pursuant to the Prospectus during the period commencing at the time at which the Company gives such Investor notice of the suspension of the use of the Prospectus in accordance with Section 10.2(e) or Section 10.2(f) and ending at the time the Company gives such Investor notice that such Investor may thereafter effect sales pursuant to the Prospectus, or until the Company delivers to such Investor or files with the Commission an amended or supplemented Prospectus;

                  (e) in connection with any sale of Registrable Securities which is made by an Investor pursuant to the Registration Statement (A) if such sale is made through a broker and such sale requires the delivery of a prospectus under the applicable rules and regulations of the Commission and/or NASDAQ, such Investor shall instruct such broker to deliver the Prospectus to the purchaser or purchasers (or the broker or brokers therefor) in connection with such sale and shall supply copies of the Prospectus to such broker or brokers, and (B) if such sale is made in a transaction directly with a purchaser and not through the facilities of any securities exchange or market, such Investor shall deliver, or cause to be delivered, the Prospectus to such purchaser; and

                  (f) each Investor agrees to notify the Company promptly after the event of the completion of the sale by such Investor of all Registrable Securities to be sold by such Investor pursuant to the Registration Statement.

         Section 10.4 Rule 144. With a view to making available to each Investor the benefits of Rule 144, the Company will:

                  (a) so long as any Investor owns Registrable Securities, promptly upon request of such Investor, furnish to such Investor such information as may be necessary, and otherwise reasonably to cooperate with such Investor, to permit such Investor to sell its Registrable Securities pursuant to Rule 144 without registration; and

                  (b) if at any time the Company is not required to file such reports with the Commission under Sections 13 or 15(d) of the Exchange Act, use its commercially reasonable efforts to, upon the request of an Investor, to make publicly available other information so long as is necessary to permit publication by brokers and dealers of quotations for the Common Stock and sales of the Registrable Securities in accordance with Rule 15c2-11 under the 1934 Act.

                                   ARTICLE 11
                                   TERMINATION

         Section 11.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

                  (a) by mutual consent of the Buyer and the Company; or

                  (b) by either the Buyer or the Company if the Closing has not occurred (other than through the failure of the party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before July 31, 2005, or such later date to which the parties may agree; or

                  (c) by the Buyer or the Company if a material Breach of any provision of this Agreement has been committed by the other party and such Breach has not been waived; or

                  (d) by the Buyer if any of the conditions of ARTICLE 8 has not been satisfied as of July 31, 2005 or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Buyer to comply with its obligations under this Agreement) and the Buyer has not waived such condition on or before July 31, 2005; or

                  (e) by the Company if any of the conditions of ARTICLE 9 has not been satisfied as of July 31, 2005 or if satisfaction of such a condition is or becomes impossible (other than through the failure of the Company to comply with its obligations under this Agreement) and the Company has not waived such condition on or before July 31, 2005; or

                  (f) by either the Buyer or the Company if any Governmental Body shall have issued a nonappealable final Order having the effect of permanently restraining, enjoining or otherwise prohibiting the Contemplated Transactions, except if the party relying on such Order has not complied with its obligations under of this Agreement with respect to such matter.

         Section 11.2 Effect of Termination. Each party's right of termination under Section 11.1 is in addition to any other rights such party may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 11.1, all further obligations of the parties under this Agreement will terminate, except the obligations in Section 12.1 will survive; provided, that if this Agreement is terminated by a party because of a Breach of the Agreement by the other party or because one or more conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's rights to pursue all legal remedies will survive such termination unimpaired.

         Section 11.3 Extension; Waiver. At any time prior to the Closing, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                   ARTICLE 12
                            MISCELLANEOUS PROVISIONS

         Section 12.1 No Survival. The representations and warranties contained in ARTICLE 3 and ARTICLE 4 shall survive until the first anniversary of the Closing Date.

         Section 12.2 Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of its Representatives. If this Agreement is terminated, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

         Section 12.3 Notices.

                  (a) All notices, consents, waivers and other communications hereunder must be in writing and either (i) delivered personally, (ii) sent by facsimile transmission (with written confirmation of a successful transmission), (iii) mailed by prepaid first class registered or certified mail, return receipt requested, or (iv) delivered by a nationally recognized prepaid overnight courier service (receipt requested), in each case to the appropriate addresses or facsimile numbers set forth below (or to such other addresses or facsimile numbers as a party may designate by notice to the other parties):

                  Company:          The A Consulting Team, Inc.
                                    77 Brant Avenue
                                    Suite 320
                                    Clark, NJ 07066
                                    Attention: Chief Financial Officer
                                    Telephone: (732) 499-8228
                                    Facsimile: (732) 499-9310

                  with a copy (which shall not constitute notice) to:

                                    Orrick, Herrington & Sutcliffe LLP
                                    666 Fifth Avenue
                                    New York, NY 10105
                                    Attention:  Lawrence B. Fisher, Esq.
                                    Telephone: 212 506-5000
                                    Facsimile:  212 506-5151
                  the Buyer and the Additional Shares Buyer:

                                    Oak Finance Investments Limited
                                    c/o Arias Fabrega & Fabrega Trust Company
                                        BVI Ltd.
                                    325 Waterfront Drive
                                    Omar Hodge Building, 2nd Floor
                                    Wickham's Cay
                                    Road Town, Tortola,
                                    British Virgin Islands
                                    Telephone:  _____________________
                                    Facsimile Number: _______________

                  with a copy (which shall not constitute notice) to:

                                    McGuireWoods LLP
                                    1345 Avenue of the Americas
                                    7th Floor
                                    New York, NY 10105
                                    Attention:  William A. Newman, Esq.
                                    Telephone: 212 548-2160
                                    Facsimile: 212 548-2150

                  (b) All such notices, consents, waivers and other communications will (i) if delivered personally in the manner and to the address provided in this section, be deemed given upon delivery,
         (ii) if delivered by facsimile transmission in the manner and to the facsimile number provided in this section, be deemed given on the earlier of receipt or the first business day after transmission, (iii) if delivered by mail in the manner, and to the address provided in this section, be deemed given on the earlier of the third business day following mailing or upon receipt, if earlier, and (iv) if delivered by overnight courier in the manner and to the address provided in this section, be deemed given on the earlier of receipt or the first business day following the date sent by such overnight courier.

         Section 12.4 Entire Agreement; Modifications. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter (including the letter of intent, dated July 28, 2004) and constitutes (along with the Company's Disclosure Schedule, the Buyer Disclosure Schedule, the Shareholder Stock Purchase Agreement, the Company Share Exchange Agreement, the Principal Shareholders Agreement and the Exhibits, annexures and other documents referred to herein and therein) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

         Section 12.5 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would require the application of any other law.

         Section 12.6 Assignment; Successors; No Third Party Rights. Except as set forth in Section 2.5, neither any of the Investors nor the Company may assign any of its rights or delegate any of its obligations under this Agreement (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         Section 12.7 Severability. If any portion of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         Section 12.8 No Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, and no single or partial exercise by a party of its rights hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         Section 12.9 Jurisdiction; Service of Process. Any Proceeding arising out of or relating to this Agreement may be brought in the federal courts sitting in the County of New York, State of New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such courts and agrees not to bring any Proceeding arising out of or relating to this Agreement in any other court. The parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Proceeding referred to in the first sentence of this section may be served on any party anywhere in the world.

         Section 12.10 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         Section 12.11 Counterparts. This Agreement may be executed in one or more counterpart copies, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

         In Witness Whereof, the Buyer and the Company have executed this Agreement as of the date first written above.

                               THE A CONSULTING TEAM, INC.


                               By: /s/ Richard D. Falcone
                                   ----------------------------------------
                                   Name: Richard D. Falcone
                                   Title: Chief Financial Officer


                               OAK FINANCE INVESTMENTS LIMITED

                               By: /s/ Brenda Patricia Cocksedge
                                   ---------------------------------------
                                   Name: Brenda Patricia Cocksedge
                                   Title: Director

                                                                 EXHIBIT 9.3(A)
                                                    COMPANY'S COUNSEL'S OPINION


                             [Intentionally Omitted]

                                                                 EXHIBIT 9.3(A)
                                                      BUYER'S COUNSEL'S OPINION


                             [Intentionally Omitted]

                                                                         ANNEX C


                                                                  EXECUTION COPY




                            STOCK PURCHASE AGREEMENT


                                     between


                         OAK FINANCE INVESTMENTS LIMITED

                       (a British Virgin Islands company)


                                       and

                                  SHMUEL BENTOV


  Relating To The Purchase Of 1,024,697 Shares Of The Stock Of Common Stock of

                           THE A CONSULTING TEAM, INC.

                            (a New York corporation)














                                   Dated as of

                                January 21, 2005

                                                      TABLE OF CONTENTS
                                                                                                       PAGE

ARTICLE 1     DEFINITIONS AND USAGE....................................................................C-6

         Section 1.1   Definitions.....................................................................C-6

         Section 1.2   Other Defined Terms............................................................C-11

         Section 1.3   Usage..........................................................................C-11

ARTICLE 2     SALE AND TRANSFER OF COMPANY STOCK......................................................C-12

         Section 2.1   Sale of Company Stock..........................................................C-12

         Section 2.2   Purchase Price.................................................................C-12

         Section 2.3   Closing........................................................................C-13

         Section 2.4   Closing Obligations............................................................C-13

ARTICLE 3     REPRESENTATIONS AND WARRANTIES OF SELLER................................................C-14

         Section 3.1   Organization and Good Standing.................................................C-14

         Section 3.2   No Conflict; No Consent........................................................C-14

         Section 3.3   Books and Records..............................................................C-14

         Section 3.4   Capitalization.................................................................C-15

         Section 3.5   Financial Statements...........................................................C-15

         Section 3.6   SEC Reports....................................................................C-16

         Section 3.7   No Material Adverse Change.....................................................C-16

         Section 3.8   Absence of Certain Changes or Events...........................................C-16

         Section 3.9   Legal Proceedings; Orders......................................................C-17

         Section 3.10  Brokers or Finders.............................................................C-18

         Section 3.11  Disclosure.....................................................................C-18

ARTICLE 4     ADDITIONAL REPRESENTATIONS OF SELLER....................................................C-18

         Section 4.1   Title to Company Stock; No Agreements..........................................C-18

         Section 4.2   Enforceability; Authority; No Conflict; No Consent.............................C-18

         Section 4.3   SEC Reports by Seller..........................................................C-19

ARTICLE 5     REPRESENTATIONS AND WARRANTIES OF BUYER.................................................C-19

         Section 5.1   Organization and Good Standing.................................................C-19

         Section 5.2   Enforceability; Authority; No Conflict.........................................C-19

         Section 5.3   Brokers or Finders.............................................................C-20

         Section 5.4   Disclosure.....................................................................C-20

ARTICLE 6     COVENANTS OF SELLER PRIOR TO CLOSING DATE...............................................C-20

         Section 6.1   Access and Investigation.......................................................C-20

         Section 6.2   Required Approvals.............................................................C-20

                                                      TABLE OF CONTENTS
                                                         (continued)
                                                                                                       PAGE

         Section 6.3   Business Operations of the Acquired Companies..................................C-21

         Section 6.4   Negative Covenant..............................................................C-21

         Section 6.5   Notification...................................................................C-21

         Section 6.6   Payment of Indebtedness by Related Persons.....................................C-22

         Section 6.7   Conversion of Series A Preferred Stock.........................................C-22

         Section 6.8   Reasonable Best Efforts........................................................C-22

ARTICLE 7     COVENANTS OF BUYER PRIOR TO CLOSING DATE................................................C-22

         Section 7.1   Approvals of Governmental Bodies...............................................C-22

         Section 7.2   Reasonable Best Efforts........................................................C-22

ARTICLE 8     ADDITIONAL COVENANTS....................................................................C-22

         Section 8.1   Public Announcements...........................................................C-22

         Section 8.2   Confidentiality................................................................C-22

ARTICLE 9     CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE.....................................C-23

         Section 9.1   Accuracy of Representations....................................................C-23

         Section 9.2   Seller's Performance...........................................................C-23

         Section 9.3   Consents.......................................................................C-23

         Section 9.4   Additional Documents...........................................................C-23

         Section 9.5   No Proceedings.................................................................C-24

         Section 9.6   No Claim Regarding Stock Ownership or Sale Proceeds............................C-24

         Section 9.7   No Material Adverse Change.....................................................C-24

         Section 9.8   Consummation of Other Transactions.............................................C-24

ARTICLE 10    CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE....................................C-24

         Section 10.1  Accuracy of Representations....................................................C-24

         Section 10.2  Buyer's Performance............................................................C-24

         Section 10.3  Consents.......................................................................C-25

         Section 10.4  Additional Documents...........................................................C-25

         Section 10.5  No Injunction..................................................................C-25

ARTICLE 11    INDEMNIFICATION; REMEDIES...............................................................C-25

         Section 11.1  Survival; Right To Indemnification Not Affected By Knowledge...................C-25

         Section 11.2  Indemnification And Payment of Damages By Seller...............................C-25

                                                      TABLE OF CONTENTS
                                                         (continued)
                                                                                                       PAGE



         Section 11.3  Indemnification And Payment Of Damages By Buyer................................C-26

         Section 11.4  Time Limitations...............................................................C-26

         Section 11.5  Procedure For Indemnification-Third Party Claims...............................C-26

ARTICLE 12    TERMINATION.............................................................................C-28

         Section 12.1  Termination Events.............................................................C-28

         Section 12.2  Effect of Termination..........................................................C-28

         Section 12.3  Extension; Waiver..............................................................C-29

ARTICLE 13    MISCELLANEOUS PROVISIONS................................................................C-29

         Section 13.1  Expenses.......................................................................C-29

         Section 13.2  Notices........................................................................C-29

         Section 13.3  Entire Agreement; Modifications................................................C-30

         Section 13.4  Governing Law..................................................................C-30

         Section 13.5  Assignment; Successors; No Third Party Rights..................................C-31

         Section 13.6  Severability...................................................................C-31

         Section 13.7  No Waiver......................................................................C-31

         Section 13.8  Jurisdiction; Service of Process...............................................C-31

         Section 13.9  Further Assurances.............................................................C-31

         Section 13.10 Counterparts...................................................................C-31

         Section 13.11 Signatures.....................................................................C-32

                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (the "Agreement") is made as of January 21, 2005 between among Oak Finance Investments Limited, a company organized under the laws of the British Virgin Islands ("Buyer") and Shmuel BenTov, an individual resident in the State of New York ("Seller") executing this Agreement on his own behalf and in the capacities specified at the end of this Agreement.

                                  THE RECITALS

                  A. Seller is a shareholder of Cicada, Inc. (the "Company") and is the beneficial owner of 1,024,698 shares of common stock of the Company (the "Common Stock") par value $0.01 per share;

                  B. Seller desires to sell, and Buyer desires to purchase, 1,020,947 of the shares of the Common Stock owned by Seller (the "Company Stock") pursuant to the terms and conditions of this Agreement and to concurrently purchase 3,750 of the shares of the Common Stock that are owned by Seller's spouse, such 1,024,697 representing all issued and outstanding shares of the Company Stock that are owned or controlled by Seller or his spouse;

                  C. Simultaneously herewith Buyer has entered into a Stock Purchase Agreement, dated the date hereof (the "Company Stock Purchase Agreement"), with the Company pursuant to which Buyer has agreed to purchase and the Company has agreed to sell the number of shares of Common Stock specified therein;

                  D. Simultaneously herewith the Company has entered into a Share Exchange Agreement, dated the date hereof (the "Company Share Exchange Agreement"), with the shareholders of Vanguard Info-Solution Corporation, a New Jersey corporation formerly known as B2B Solutions, Inc. ("Vanguard"), pursuant to which the Company will issue 7,312,796 shares of the Common Stock to the stockholders of Vanguard in exchange for 100% of the issued and outstanding shares of capital stock of all classes of Vanguard;

                  E. Simultaneously herewith Seller has entered into an agreement with Buyer, dated the date hereof (the "Principal Shareholder's Agreement"), pursuant to which Seller has agreed to vote the shares of Common Stock that he owns in favor of the transactions contemplated by the Company Stock Purchase Agreement and the Company Share Exchange Agreement and to refrain from taking certain actions regarding other potential transactions involving the Company;

                  F. The Company's Board of Directors has approved the transactions contemplated by each of this Agreement, the Company Share Exchange Agreement and the Company Stock Purchase Agreement and has agreed to recommend to its shareholders that they approve the transactions contemplated by the Company Stock Purchase Agreement and the Company Share Exchange Agreement; and

                  G. The approval of the shareholders of the Company is necessary to consummate the transactions contemplated by the Company Share Exchange Agreement and the Company Stock Purchase Agreement.

                                  THE AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                              DEFINITIONS AND USAGE

         Section 1.1 Definitions. For purposes of this Agreement, the following terms have the respective meanings set forth below:

                  "Acquired Companies" means the Company and its Subsidiaries, collectively; individually, each an "Acquired Company."

                  "Agreement" means this Stock Purchase Agreement, as amended from time to time pursuant to the terms hereof.

                  "Applicable Contract" means any Contract, except those which have expired in accordance with their terms, (i) filed as an exhibit to
         (a) the SEC Reports or (b) any registration statements of the Company pursuant to the Securities Act, or (ii) that involves payments or expenditures by or to any of the Acquired Companies that have an aggregate value of at least $300,000.

                   "Business Day" means any day except Saturday, Sunday or any other day on which commercial banks located in New York, New York are authorized by law to be closed for business.

                  "Code" means the Internal Revenue Code of 1986.

                  "Commission" means the U.S. Securities and Exchange
         Commission.

                  "Consent" means any approval, consent, ratification, waiver or other authorization.

                  "Contemplated Transactions" means all of the transactions contemplated by this Agreement and by the other Seller's Closing Documents.

                  "Contract" means any agreement, contract, obligation, promise or undertaking that is legally binding.

                  "Disclosure Schedule" means a schedule delivered by one party to the other party concurrently with the execution and delivery of this Agreement, setting forth certain disclosure information arranged in numbered Items each of which corresponds to a section of this Agreement and provides (1) additional disclosure in response to an express disclosure requirement in such section or (2) an exception or qualification to a representation or warranty contained in such section.

                  "Employee Plan" means, with respect to an employer, all "employee benefit plans" as defined by Section 3(3) of ERISA, all specified fringe benefit plans as defined in Section 6039D of the Code, and all other bonus, incentive compensation, deferred compensation, profit sharing, stock option, stock appreciation right, stock bonus, stock purchase, employee stock ownership, savings, severance, change in control, supplemental unemployment, layoff, salary continuation, retirement, pension, health, life insurance, disability, accident, group insurance, vacation, holiday, sick leave, fringe benefit or welfare plan, and any other employee compensation or benefit plan, agreement, policy, practice, commitment, contract or understanding (whether qualified or nonqualified, currently effective or terminated, written or unwritten) and any trust, escrow or other agreement related thereto that (i) is maintained or contributed to by any such employer or any ERISA Affiliate or has been maintained or contributed to in the last six (6) years by any such employer or any ERISA Affiliate, or with respect to which any such employer or any ERISA Affiliate has or may have any liability, and (ii) provides benefits, or describes policies or procedures applicable to any current or former director, officer, employee or service provider of any such employer or any ERISA Affiliate, or the dependents of any thereof, regardless of how (or whether) liabilities for the provision of benefits are accrued or assets are acquired or dedicated with respect to the funding thereof.

                  "Encumbrance" means any charge, claim, community or other marital property interest, condition, equitable interest, lien, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of security or equity interests), transfer, receipt of income or exercise of any other attribute of ownership.

                  "ERISA" means the Employee Retirement Income Security Act of 1974.

                  "ERISA Affiliate" means, with respect to an employer, any other corporation or trade or business controlled by, controlling or under common control with such employer (within the meaning of Section 414, Section 4001(a)(14) or Section 4001(b) of ERISA).

                  "Exchange Act" means the Securities Exchange Act of 1934.

                  "GAAP" means United States generally accepted accounting principles applied on a consistent basis.

                  "Governmental Authorization" means any Consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

                  "Governmental Body" means any (i) nation, state, county, city, town, borough, village, district or other jurisdiction; (ii) federal, state, local, municipal, foreign or other government; (iii) governmental or quasi -governmental authority of any nature (including any self-regulatory organization, agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi -governmental powers); (iv) multinational organization or body;
         (v) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or (vi) any official of any of the foregoing.

                  "IOT" means International Object Technology, Inc., a New Jersey corporation.

                  "IRS" means the United States Internal Revenue Service and, to the extent relevant, the United States Department of the Treasury.

                  "Item" means, with respect to a party, a section of that party's Disclosure Schedule.

                  "Knowledge" means, with respect to a particular fact or other matter:

                           (i) in the case of Seller or any other individual,
                  either that Seller or other individual is actually aware of that fact or matter, or a prudent individual could be expected to discover or otherwise become aware of that fact or matter in the course of conducting a reasonably comprehensive investigation regarding the accuracy of any representation or warranty contained in this Agreement,

                           (ii) in the case of a Person (other than an
                  individual), any individual who is serving, or who has at any time served, as a director, officer, executor or trustee of that Person (or in any similar capacity) has, or at any time had, Knowledge of that fact or other matter (as set forth in clause (i) above), and

                           (iii) any such individual (referred to in clause (ii)
                  above) and any individual party to this Agreement will be deemed to have conducted a reasonably comprehensive investigation regarding the accuracy of any representation or warranty made herein by that Person or individual.

                  "Legal Requirement" means any federal, state, local, municipal, foreign, international, multinational or other constitution, law, ordinance, principle of common law, code, regulation, rule, Order, Governmental Authorization, statute or treaty, including any rule or regulation of the NASDAQ Small Cap Market and further including the Sarbanes-Oxley Act of 2002.

                  "Liability" means, with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

                  "Lien" means, with respect to any asset, any deed of trust mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of that asset.

                  "Material Adverse Effect" means any material adverse change in the business, operations, properties, prospects, results of operations or condition (financial or otherwise).

                  "Order" means any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Body, arbitrator or NASDAQ, Inc. (including without limitation any notice or letter threatening or warning of possible delisting of the Cicada Common Stock).

                  "Ordinary Course of Business" means, with respect to any action, the action taken by a Person only if that action:

                           (i) is consistent in nature, scope and magnitude with
                  the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person;

                           (ii) does not require authorization by the board of
                  directors or stockholders of such Person (or by any Person or group of Persons exercising similar authority) and does not require any other separate or special authorization of any nature; and

                           (iii) is similar in nature, scope and magnitude to
                  actions customarily taken, without any separate or special authorization, in the ordinary course of the normal, day-to-day operations of other Persons that are in the same line of business as such Person.

                  "Organization" means any entity, including a corporation (either non-profit or other), partnership (either limited or general), joint venture, limited liability company, trust, estate or other unincorporated association, whether or not a legal entity.

                  "Organizational Documents" means the articles or certificate of incorporation and the bylaws of a corporation and any amendment to any of the foregoing.

                  "Person" means an individual or an Organization.

                  "Proceeding" means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

                  "Related Person" means:

                                    (a) with respect to a particular individual,
                           (i) each other member of such individual's Family;
                           (ii) any Person that is directly or indirectly controlled by any one or more members of such individual's Family; (iii) any Person in which members of such individual's Family hold (individually or in the aggregate) a Material Interest; and (iv) any Person with respect to which one or more members of such individual's Family serves as a director, officer, partner, executor or trustee (or in a similar capacity); and

                                    (b) with respect to a specified Person other
                           than an individual, (i) any Person that directly or indirectly controls, is directly or indirectly controlled by or is directly or indirectly under common control with such specified Person; (ii) any Person that holds a Material Interest in such specified Person; (iii) each Person that serves as a director, officer, partner, executor or trustee of such specified Person (or in a similar capacity);
                           (iv) any Person in which such specified Person holds a Material Interest; and (v) any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity).

                           For purposes of this definition:

                                            (i) "control" (including
                                    "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be construed as such term is used in the rules promulgated under the Securities Act;

                                            (ii) the "Family" of an individual
                                    includes (i) the individual, (ii) the
                                    individual's spouse, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree and (iv) any other natural person who resides with such individual; and

                                            (iii) "Material Interest" means
                                    direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange
                                    Act) of voting securities or other voting interests representing at least ten percent (10%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least ten percent (10%) of the outstanding equity securities or equity interests in a Person.

                  "Representative" means, with respect to a Person, any director, officer, manager, employee, agent, consultant, advisor, accountant, financial advisor, legal counsel or other representative of that Person.

                  "SEC Reports" means all forms, reports, schedules, statements and other documents, and amendments thereto, required to be filed by the Company under the Exchange Act.

                  "Securities Act" means the Securities Act of 1933.

                  "Subsidiary" means, IOT and any other subsidiary of the Company.

                  "Third Party" means a Person who is not a party to this Agreement.

                  "Third-Party Claim" means a claim against an Indemnified Person by a Third Party, whether or involving a Proceeding.

         Section 1.2 Other Defined Terms. For purposes of this Agreement, the following terms have the respective meanings set forth in the section and at the page referred to opposite each such term:

         ----------------------------------------------------------------------------------------------------------
         Defined Term                                      Section                                     Page
         ----------------------------------------------------------------------------------------------------------
         Agreement                                         Heading                                       1
         ----------------------------------------------------------------------------------------------------------
         Balance Sheet                                     Section 3.5                                  11
         ----------------------------------------------------------------------------------------------------------
         Buyer                                             Heading                                       1
         ----------------------------------------------------------------------------------------------------------
         Buyer's Advisors                                  Section 6.1                                  16
         ----------------------------------------------------------------------------------------------------------
         Buyer's Closing Documents                         Section 5.2(a)                               15
         ----------------------------------------------------------------------------------------------------------
         Buyer Indemnified Persons                         Section 11.2                                 21
         ----------------------------------------------------------------------------------------------------------
         Closing                                           Section 2.3                                   9
         ----------------------------------------------------------------------------------------------------------
         Closing Date                                      Section 2.3                                   9
         ----------------------------------------------------------------------------------------------------------
         Company                                           Recitals                                      1
         ----------------------------------------------------------------------------------------------------------
         Company Share Exchange Agreement                  Recitals                                      1
         ----------------------------------------------------------------------------------------------------------
         Company Stock                                     Recitals                                      1
         ----------------------------------------------------------------------------------------------------------
         Company Stock Purchase Agreement                  Recitals                                      1
         ----------------------------------------------------------------------------------------------------------
         Damages                                           Section 11.2                                 22
         ----------------------------------------------------------------------------------------------------------
         Employment Agreement Amendment                    Section 2.4(a)(iv)                            9
         ----------------------------------------------------------------------------------------------------------
         Indemnified Person                                Section 11.5(a)                              22
         ----------------------------------------------------------------------------------------------------------
         Indemnifying Person                               Section 11.5(a)                              22
         ----------------------------------------------------------------------------------------------------------
         Interim Balance Sheet                             Section 3.5                                  11
         ----------------------------------------------------------------------------------------------------------
         Principal Shareholder's Agreement                 Recitals                                      1
         ----------------------------------------------------------------------------------------------------------
         Purchase Price                                    Section 2.2                                   8
         ----------------------------------------------------------------------------------------------------------
         Seller                                            Heading                                       1
         ----------------------------------------------------------------------------------------------------------
         Seller's Closing Documents                        Section 4.2(a)                               14
         ----------------------------------------------------------------------------------------------------------

         Section 1.3 Usage.

                  (a) Interpretation. In this Agreement, unless a clear contrary intention appears:

                      (i) a reference herein to days shall mean calendar days
                  unless otherwise specified. Any day or deadline or end of a time period hereunder which falls on a day other than a Business Day shall be deemed to refer to the first Business Day following such day or deadline or end of the time period, as the case may be;

                      (ii) a reference in this Agreement to an article, section, exhibit or schedule shall mean an article or section of, or exhibit or schedule attached to, this Agreement, as the case may be. Article and section headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement;

                      (iii) a reference to any Legal Requirement means such
                  Legal Requirement as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Legal Requirement means that provision of such Legal Requirement from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                      (iv) the word "including" means without limitation; the
                  word "or" is not exclusive and is used in the inclusive sense of "and/or"; and the words "herein", "hereof", "hereby", "hereto" and "hereunder" refer to this Agreement as a whole;

                      (v) a reference to document, instrument or agreement shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and

                      (vi) all words used in this Agreement will be construed to be of such gender or number as the circumstances require.

                  (b) Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

                  (c) Legal Representation of the Parties. This Agreement was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against a party shall not apply to any construction or interpretation hereof.

                                   ARTICLE 2
                       SALE AND TRANSFER OF COMPANY STOCK

         Section 2.1 Sale of Company Stock. Subject to the terms and conditions of this Agreement, at the Closing Seller will sell and transfer the Company Stock to Buyer and Ronit BenTov will deliver the 3,750 shares to Buyer, and Buyer will purchase the Company Stock from Seller.

         Section 2.2 Purchase Price. The purchase price (the "Purchase Price") for the aggregate of the Company Stock and the 3,750 shares to be delivered by Ronit BenTov will be $10,503,144.25, or $10.25 per share; provided, that if the Company fails to pay a dividend on the Common Stock of $0.75 per share on or prior to the Closing Date, then the price per share due hereunder shall be increased by the amount of the difference between $0.75 and the amount of the dividend actually paid on or prior to the Closing Date, such that if no dividend is paid on or prior to the Closing Date, the price per share shall be $11.00 and the Purchase Price for the aggregate of the Company Stock and the 3,750 shares to be delivered by Ronit BenTov will be $11,271,667.00.

         Section 2.3 Closing. The purchase and sale (the "Closing") provided for in this Agreement will take place (a) at the offices of McGuireWoods LLP, 1345 Avenue of the Americas, 7th Floor, New York, NY 10105, at 10:00 a.m. (local time) on the later of (i) July 31, 2005 and (ii) the third Business Day following the date on which the last of the conditions set forth in ARTICLE 9 and ARTICLE 10 have been satisfied or waived by the party entitled to waive the same, or (b) at such other time, place and date (if any) to which the parties may mutually agree (the "Closing Date").

         Section 2.4 Closing Obligations. At the Closing:

                  (a) Seller will deliver to Buyer:

                      (i) certificates representing the Company Stock, duly
                  endorsed (or accompanied by duly executed stock powers), with signature guaranteed by a commercial bank or trust company or by a member firm of a national securities exchange, in proper form for transfer to Buyer with all required stock transfer stamps affixed or provided for;

                      (ii) certificates representing the 3,750 shares of the
                  Common Stock owned of record by Ronit BenTov;

                      (iii) a certificate executed by Seller representing and
                  warranting to Buyer that Seller's representations and warranties in this Agreement were accurate in all material respects as of the date of this Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date (giving full effect to any supplements to the Disclosure Schedule that were delivered by Seller to Buyer prior to the Closing Date in accordance with Section 6.5); and

                      (iv) an amendment to the Seller's existing employment
                  agreement in the form of Exhibit 2.4(a)(iv), executed by Seller (the "Employment Agreement Amendment").

                  (b) Buyer will deliver to Seller:

                      (i) the Purchase Price in immediately available funds by
                  wire transfer of $10,503,144.25 (or such other amount as may be due under Section 2.2) to one or more bank accounts specified in writing by Seller not less than three Business Days prior to the Closing;

                      (ii) a certificate executed by Buyer to the effect that,
                  except as otherwise stated in such certificate, each of Buyer's representations and warranties in this Agreement was accurate in all material respects as of the date of this Agreement and is accurate in all respects as of the Closing Date as if made on the Closing Date; and

                      (iii) the Employment Agreement Amendment executed by the
                  Company.

                                   ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

         Seller represents and warrants to Buyer as follows:

         Section 3.1 Organization and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, has the corporate power and authority to conduct its business as it is now being conducted and to own or use the properties and assets that it purports to own or use. IOT is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey, has the corporate power and authority to conduct its business as it is now being conducted and to own or use the properties and assets that it purports to own or use. Each of the Acquired Companies is duly qualified to do business and is in good standing in each jurisdiction in which the failure to qualify would have a Material Adverse Effect on the Acquired Companies, taken as a whole.

         Section 3.2 No Conflict; No Consent.

                  (a) Except as set forth in Item 3.2 of the Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will conflict with, or result in any violation of, or default under (with or without notice or lapse of time) or give rise to a right of termination, cancellation or acceleration of any material obligation or loss of any material benefit under (i) any provision of the Organizational Documents of the Acquired Companies, or (ii) any Applicable Contract, Governmental Authorization or Legal Requirement applicable to any of the Acquired Companies or any of its properties or assets.

                  (b) No Consent of any Governmental Body is required by or with respect to the Acquired Companies in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions, except (i) for Consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under federal and applicable state securities laws, (ii) any filings under the HSR Act and (iii) such other Consents, authorizations, filings, approvals and registrations which, if not obtained or made, would not have a Material Adverse Effect on the Acquired Companies, taken as a whole and would not prevent, or materially alter or delay any of the Contemplated Transactions.

         Section 3.3 Books and Records. The books of account, minute books, stock record books and other records of the Company, all of which have been made available to Buyer, are complete and correct in all material respects and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act. The minute books of the Company contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the boards of directors and committees of the board of directors of the Company, and no meeting of any such stockholders, board of directors or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Company.

         Section 3.4 Capitalization.

                  (a) The authorized capital stock of the Company consists of 2,000,000 shares of Preferred Stock, par value $0.01 per share, of which 571,615 shares are issued and outstanding, and 30,000,000 shares of common stock, par value $0.01 per share, of which 2,109,530 shares are issued outstanding as of September 30, 2004. All of the outstanding equity securities and other securities of each Acquired Company (other than the Company) are owned of record and beneficially by the Company, free and clear of all Encumbrances. No legend or other reference to any purported Encumbrance appears on any certificate representing equity securities of any Acquired Company.

                  (b) All of the outstanding equity securities of each Acquired Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as set forth in the SEC Reports, there are no options, warrants or other Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of any Acquired Company. None of the outstanding equity securities or other securities of any Acquired Company was issued in violation of the Securities Act or applicable state securities laws.

                  (c) No Acquired Company owns, or has any right or Contract to acquire, any equity securities or other securities of any Person (other than Acquired Companies) or any direct or indirect equity or ownership interest in any other business.

                  (d) The Common Stock is listed for trading on the NASDAQ Small Cap Market, to Seller's knowledge, the Company and the Common Stock meet the criteria for continued listing on the NASDAQ Small Cap Market (without giving effect to the transactions contemplated by the Company Stock Purchase Agreement or the Company Share Exchange Agreement) and, to Seller's knowledge, no delisting or suspension of trading of the Common Stock has been threatened or is in effect.

         Section 3.5 Financial Statements. Seller has delivered to Buyer: (a) an audited consolidated balance sheet of the Company as at December 31, 2003 (including the notes thereto, the "Balance Sheet"), and the related consolidated statements of income, changes in stockholders' equity, and cash flow for the fiscal year then ended, together with the report thereon of Grant Thornton LLP, independent certified public accountants, (b) audited consolidated balance sheets of the Company as at December 31, in each of the years 2002 and 2001, and the related consolidated statements of income, changes in stockholders' equity, and cash flow for each of the fiscal years then ended, together with the report thereon of Grant Thornton LLP and Ernst & Young, LLP, independent certified public accountants, and (c) an unaudited consolidated balance sheet of the Company as at September 30, 2004 (the "Interim Balance Sheet") and the related unaudited consolidated statements of income, changes in stockholders' equity, and cash flow for the nine months then ended. Such financial statements fairly present the consolidated financial condition and operating results of the Acquired Companies as at the respective dates of and or the periods referred to in such financial statements, subject, in the case of unaudited statements, to normal, recurring year-end audit adjustments. The financial statements referred to in this Section 3.5 have been prepared in accordance with GAAP, except as may be indicated in the notes thereto or, in the case of unaudited statements included in Quarterly Reports on Form 10-Q, as permitted by Form 10-Q of the Commission.

         Section 3.6 SEC Reports. Since January 1, 2001, the Company has timely filed all SEC Reports required to be filed by it under the Exchange Act and any other reports or documents required to be filed with the Commission. To Seller's knowledge, at the time of filing, mailing, or delivery thereof, none of such documents or information contained or will contain an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by subsequently filed documents or information.

         Section 3.7 No Material Adverse Change. Except as set forth in Item 3.8 of the Disclosure Schedule or in the SEC Reports, since the date of the Interim Balance Sheet, there has not been any material adverse change in the business, operations, properties, prospects, results of operations or condition (financial or otherwise) of any Acquired Company, and no event has occurred or circumstance exists that may result in such a material adverse change.

         Section 3.8 Absence of Certain Changes or Events. Except as set forth in Item 3.8 of the Disclosure Schedule or in the SEC Reports, since the date of the Interim Balance Sheet, the Acquired Companies have conducted their businesses only in the Ordinary Course of Business and to Seller's knowledge there has not been any:

                  (a) material change in any Acquired Company's issued capital stock; grant of any stock option or right to purchase shares of capital stock of any Acquired Company; issuance of any security convertible into such capital stock; grant of any registration rights; purchase, redemption, retirement, or other acquisition by any Acquired Company of any shares of any such capital stock; or declaration of payment of any dividend or other distribution or payment in respect of shares of capital stock;

                  (b) amendment to the Organizational Documents of any Acquired Company;

                  (c) payment or increase by any Acquired Company of any bonuses, salaries, or other compensation to Seller or any other stockholder, director, officer, or employee (other than payment of bonuses, salaries or other compensation in the ordinary course) or entry into any employment, severance, or similar Contract with Seller or any other director, officer, or employee;

                  (d) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of any Acquired Company;

                  (e) damage to or destruction or loss of any asset or property of any Acquired Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of the Acquired Companies, taken as a whole;

                  (f) entry into, termination of, or receipt of notice of termination of (i) any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) any Contract or transaction involving a total remaining commitment by or to any Acquired Company of at least $300,000;

                  (g) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any material asset or property of any Acquired Company or mortgage, pledge, or imposition of any lien or other encumbrance on any material asset or property of any Acquired Company, including the sale, lease, or other disposition of any of the Intellectual Property Assets;

                  (h) cancellation or waiver of any claims or rights with a value to any Acquired Company in excess of $300,000;

                  (i) except as required by GAAP, a revaluation of any of the assets or material change in the accounting methods, principles or practices used by any Acquired Company; or

                  (j) agreement, whether oral or written, by any Acquired Company to do any of the foregoing.

         Section 3.9 Legal Proceedings; Orders.

                  (a) Except as set forth in Item 3.9(a) of the Disclosure Schedule or in the SEC Reports, (i) there is no pending or, to Seller's knowledge, threatened Proceeding, that has been commenced by or against any Acquired Company or that otherwise relates to or may affect the business of, or any of the assets owned or used by, any Acquired Company that individually or in the aggregate, could have a Material Adverse Effect on the Acquired Companies, taken as a whole; or (ii) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. To Seller's knowledge, no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding. Seller has delivered to Buyer copies of all pleadings, correspondence, and other documents relating to each Proceeding listed in Item 3.9(a) of the Disclosure Schedule.

                  (b) Except as set forth in Item 3.9(b) of the Disclosure Schedule or in the SEC Reports, (i) there is no Order to which any of the Acquired Companies, or any of the assets owned or used by any Acquired Company, is subject; (ii) Seller is not subject to any Order that relates to the business of, or any of the assets owned or used by, any Acquired Company; and (iii) to Seller's knowledge, no officer, director, agent, or employee of any Acquired Company (other than Seller) is subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of any Acquired Company.

         Section 3.10 Brokers or Finders. Neither Seller nor any agent of Seller has incurred any liability or obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the Contemplated Transactions.

         Section 3.11 Disclosure. No representation or warranty or other statement made by Seller in this Agreement, the Disclosure Schedule, any supplement to the Disclosure Schedule, the certificates delivered pursuant to
Section 2.4(a) or otherwise in connection with the Contemplated Transactions contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. The Seller has no Knowledge of any fact that has specific application to the Acquired Companies (other than general economic or industry conditions) and that may materially adversely affect the assets, business, prospects, financial condition or results of operations of any Acquired Company that has not been set forth in this Agreement or the Disclosure Letter.

                                   ARTICLE 4
                      ADDITIONAL REPRESENTATIONS OF SELLER

The Seller further represents and warrants to Buyer as follows:

         Section 4.1 Title to Company Stock; No Agreements. Seller owns of record or beneficially all of the issued and outstanding shares of Company Stock free and clear of any Encumbrance, and upon delivery of and payment for the Company Stock as provided in this Agreement, Buyer will acquire good and valid title thereto, free of any Encumbrance. Except as set forth in Item 4.1 to the Disclosure Schedules, Seller is not a party to any agreement, understanding or arrangement relating to the Company Stock other than this Agreement.

         Section 4.2 Enforceability; Authority; No Conflict; No Consent.

                  (a) This Agreement constitutes the legal, valid, and binding obligation of Seller, enforceable against him in accordance with its terms, except that such enforceability may be limited by bankruptcy or other similar laws affecting or relating to creditors' rights generally, and is subject to general principles of equity. Upon the execution and delivery by Seller of each of the documents referred to in Section 2.4(a) (collectively, the "Seller's Closing Documents"), each of Seller's Closing Documents will constitute the legal, valid, and binding obligations of Seller, enforceable against him in accordance with its terms, except that such enforceability may be limited by bankruptcy or other similar laws affecting or relating to creditors' rights generally, and is subject to general principles of equity. Seller has the full right, power, authority, and capacity to execute and deliver this Agreement and Seller's Closing Documents to which it is a party and to perform its obligations hereunder and thereunder.

                  (b) Neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

                      (i) Breach or give any Governmental Body or other Person
                  the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under any Legal Requirement or any Order to which Seller may be subject;

                      (ii) contravene, conflict with, or result in a violation
                  of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by Seller;

                      (iii) cause Buyer or any Acquired Company to become
                  subject to, or to become liable for the payment of, any Tax;
                  or

                      (iv) result in the imposition or creation of any
                  Encumbrance upon or with respect to the Company Stock.

                  (c) Seller is not, and will not be, required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         Section 4.3 SEC Reports by Seller. Since January 1, 2001, Seller has timely filed all SEC Reports required to the filed by him under the Exchange Act and any other reports or documents required to be filed with the Commission. At the time of filing, mailing, or delivery thereof, none of such documents or information contained or will contain an untrue statement of a material fact or omit to state a material necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE 5
                     REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to Seller as follows:

         Section 5.1 Organization and Good Standing. Buyer is a company duly organized, validly existing and in good standing under the laws of the British Virgin Islands, with full corporate power and authority to conduct its business as it is now being conducted, to own and use the properties and assets that it purports to own or use, and is duly qualified to do business and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification, except where the failure to qualify would not have a material adverse effect on its business or properties.

         Section 5.2 Enforceability; Authority; No Conflict.

                  (a) This Agreement constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Upon the execution and delivery by Buyer of each of the documents referred to in Section 2.4(a) (collectively, the "Buyer's Closing Documents"), each of Buyer's Closing Documents will constitute the legal, valid, and binding obligations of Buyer, enforceable against Buyer in accordance with its terms. Buyer has the absolute and unrestricted right, power, authority, and capacity to execute and deliver this Agreement and Buyer's Closing Documents and to perform its obligations hereunder and thereunder.

                  (b) Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of any of the Contemplated Transactions by Buyer will give any Person the right to prevent, delay or otherwise interfere with any of the Contemplated Transactions pursuant to (i) any provision of Buyer's Organizational Documents; (ii) any resolution adopted by the board of directors or stockholders of Buyer; (iii) any Legal Requirement or any Order to which Buyer may be subject: or (iv) any Contract to which Buyer is a party or by which Buyer may be bound.

                  (c) Buyer is not and will not be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

         Section 5.3 Brokers or Finders. Neither Buyer nor any agent of Buyer has incurred any liability or obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement or the Contemplated Transactions.

         Section 5.4 Disclosure. No representation or warranty or other statement made by Buyer in this Agreement, the certificates delivered pursuant to Section 2.4(b) or otherwise in connection with the Contemplated Transactions contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading.

                                   ARTICLE 6
                    COVENANTS OF SELLER PRIOR TO CLOSING DATE

         Section 6.1 Access and Investigation. Between the date of this Agreement and the Closing Date and upon reasonable advance notice received from Buyer, Seller will use his reasonable best efforts to cause each Acquired Company and its Representatives to, (a) afford Buyer and its Representatives and their Representatives (collectively, "Buyer's Advisors") reasonable access during normal business hours to each Acquired Company's personnel, properties, Contracts, books and records and other documents and data, (b) furnish Buyer and Buyer's Advisors with copies of all such Contracts, books and records, and other existing documents and data as Buyer may reasonably request, and (c) furnish Buyer and Buyer's Advisors with such additional financial, operating, and other data and information as Buyer may reasonably request.

         Section 6.2 Required Approvals. As promptly as practicable after the date of this Agreement, Seller will, and will use his reasonable best efforts to cause each Acquired Company to, make all filings required by Legal Requirements to be made by them in order to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, Seller will use his reasonable best efforts to cause each Acquired Company to, (a) cooperate with Buyer with respect to all filings that Buyer elects to make or is required by Legal Requirements to make in connection with the Contemplated Transactions, and (b) cooperate with Buyer in obtaining all consents identified in Item Section 5.2(c) of Buyer's Disclosure Schedule.

         Section 6.3 Business Operations of the Acquired Companies. Between the date of this Agreement and the Closing Date, Seller will use his reasonable best efforts to cause each Acquired Company to:

                  (a) conduct the business of such Acquired Company only in the Ordinary Course of Business;

                  (b) preserve intact the current business organization of such Acquired Company, and maintain its relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with such Acquired Company;

                  (c) confer with Buyer prior to implementing operational decisions of a material nature;

                  (d) make no material changes in management personnel or management compensation arrangements without prior consultation with Buyer;

                  (e) except as required to comply with ERISA or to maintain qualification under Section 401(a) of the Code, not amend, modify or terminate any without the express written consent of Buyer and, except as required under the provisions of any Employee Plan, not make any contribution to or with respect to any Employee Plan without the express written consent of Buyer, provided that such Acquired Company shall contribute that amount of cash to each Employee Plan necessary to fully fund its obligations under such Employee Plan; and

                  (f) otherwise report periodically to Buyer concerning the status of the business, operations, and finances of such Acquired Company.

         Section 6.4 Negative Covenant. Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the Closing Date, Seller will not, and will use his reasonable best efforts to cause each Acquired Company not to, without the prior consent of Buyer, (a) take any affirmative action, or fail to take any reasonable action within his or its control, as a result of which any of the changes or events listed in Section 3.7 or Section
3.8 is likely to occur, or (b) make any material modification to any Contract.

         Section 6.5 Notification. Between the date of this Agreement and the Closing Date, Seller will promptly notify Buyer in writing if Seller or any Acquired Company becomes aware of any fact or condition that causes or constitutes a Breach of any of Seller's representations and warranties as of the date of this Agreement, or if Seller or any Acquired Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure Schedule if the Disclosure Schedule were dated the date of the occurrence or discovery of any such fact or condition, Seller will promptly deliver to Buyer a supplement to the Disclosure Schedule specifying such change. Such delivery shall not affect any rights of Buyer under Section 9.1 and ARTICLE
11. During the same period, Seller will promptly notify Buyer of the occurrence of any event that may make the satisfaction of the conditions in ARTICLE 9 impossible or unlikely.

         Section 6.6 Payment of Indebtedness by Related Persons. Except as expressly provided in this Agreement, Seller will cause all indebtedness owed to an Acquired Company by Seller or any Related Person of Seller to be paid in full prior to Closing.

         Section 6.7 Conversion of Series A Preferred Stock. Between the date of this Agreement and the Closing Date, Seller will convert all of the issued and outstanding shares of the Company's Series A Preferred Stock, par value $0.01 per share, into shares of the Common Stock.

         Section 6.8 Reasonable Best Efforts. Between the date of this Agreement and the Closing Date, Seller will use his reasonable best efforts to cause the conditions in ARTICLE 10 to be satisfied.

                                    ARTICLE 7
                    COVENANTS OF BUYER PRIOR TO CLOSING DATE

         Section 7.1 Approvals of Governmental Bodies. As promptly as practicable after the date of this Agreement, Buyer will make all filings required by Legal Requirements to be made by it to consummate the Contemplated Transactions. Between the date of this Agreement and the Closing Date, Buyer will (i) cooperate with Seller with respect to all filings that Seller is required by Legal Requirements to make in connection with the Contemplated Transactions, and (ii) cooperate with Seller in obtaining all consents identified in Item Section 3.2(b) of the Disclosure Schedule.

         Section 7.2 Reasonable Best Efforts. Between the date of this Agreement and the Closing Date, Buyer will use its reasonable best efforts to cause the conditions in ARTICLE 9 to be satisfied.

                                    ARTICLE 8
                              ADDITIONAL COVENANTS

         Section 8.1 Public Announcements. Unless consented to by Buyer in advance or required by Legal Requirements, prior to the Closing Seller shall, and shall cause the Acquired Companies to, keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person. Seller and Buyer will consult with each other concerning the means by which the Acquired Companies' employees, customers, and suppliers and others having dealings with the Acquired Companies will be informed of the Contemplated Transactions.

         Section 8.2 Confidentiality.

                  (a) Between the date of this Agreement and the Closing Date, Buyer and Seller will maintain in confidence, and will use its reasonable best efforts to cause the directors, officers, employees, agents, and advisors of Buyer and the Acquired Companies to maintain in confidence, and not use to the detriment of another party or an Acquired Company any written, oral, or other information obtained in confidence from another party or an Acquired Company in connection with this Agreement or the Contemplated Transactions, unless (i) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (ii) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions, or (iii) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings.

                  (b) If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request.

                                   ARTICLE 9
               CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

         The obligation of Buyer to purchase the Company Stock and to take the other actions required to be taken by Buyer at the Closing is subject to the fulfillment or written waiver by Buyer at or prior to the Closing of each of the following conditions:

         Section 9.1 Accuracy of Representations. All of Seller's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, without giving effect to any supplement to the Disclosure Schedule.

         Section 9.2 Seller's Performance.

                  (a) All of the covenants and obligations that Seller is required to perform or to comply with pursuant to this Agreement and the Principal Shareholder's Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered collectively), must have been duly performed and complied with in all material respects.

                  (b) Each document required to be delivered pursuant to Section 2.4(a) must have been delivered, and each of the other covenants and obligations in Sections 6.2 and 6.8 must have been performed and complied with in all respects.

         Section 9.3 Consents. Each of the Consents identified in Item (b) of
Section 3.2(b) of the Disclosure Schedule must have been obtained and must be in full force and effect.

         Section 9.4 Additional Documents. Each of the following documents must have been delivered to Buyer:

                  (a) an opinion of Sichenzia Ross Friedman Ference LLC, dated the Closing Date, in the form of Exhibit 9.4(a); and

                  (b) such other documents as Buyer may reasonably request for the purpose of (i) enabling its counsel to provide the opinion referred to in Section 10.4(a), (ii) evidencing the accuracy of any of Seller's representations and warranties, (iii) evidencing the performance by Seller of, or the compliance by Seller with, any covenant or obligation required to be performed or complied with by Seller under this Agreement or the Principal Shareholder's Agreement, (iv) evidencing the satisfaction of any condition referred to in this ARTICLE 9 or (v) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

         Section 9.5 No Proceedings. Since the date of this Agreement, there must not have been commenced or threatened against Buyer or any Related Person of Buyer, any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions or (b) that may have the effect of preventing, delaying, making illegal or otherwise interfering with any of the Contemplated Transactions.

         Section 9.6 No Claim Regarding Stock Ownership or Sale Proceeds. There must not have been made or threatened by any Person any claim asserting that such Person (a) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other voting, equity, or ownership interest in, any of the Acquired Companies or (b) is entitled to all or any portion of the Purchase Price payable for the Company Stock.

         Section 9.7 No Material Adverse Change. Since the date of this Agreement, there has not been any material adverse change in the business, operations, properties, prospects, results of operations or condition (financial or otherwise) of any Acquired Company and no event has occurred or circumstance exists that may result in such a material adverse change.

         Section 9.8 Consummation of Other Transactions. The transactions contemplated by each of the Company Share Exchange Agreement and the Company Stock Purchase Agreement shall have been consummated (other than the consummation of the transactions contemplated by this Agreement).

                                   ARTICLE 10
              CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE

         The obligation of Seller to sell the Company Stock and to take the other actions required to be taken by Seller at the Closing is subject to the fulfillment or written waiver by Seller at or prior to the Closing of each of the following conditions:

         Section 10.1 Accuracy of Representations. All of Buyer's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

         Section 10.2 Buyer's Performance.

                  (a) All of the covenants and obligations that Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered collectively), must have been performed and complied with in all material respects.

                  (b) Buyer must have delivered each of the documents required to be delivered by Buyer pursuant to Section 2.4(b) and must have made the cash payments required to be made by Buyer pursuant to Section 2.4(b)(i).

         Section 10.3 Consents. Each of the Consents identified in Item 3.2(b) of the Disclosure Schedule must have been obtained and must be in full force and effect.

         Section 10.4 Additional Documents. Buyer must have caused the following documents to be delivered to Seller:

                  (a) an opinion of McGuireWoods LLP, dated the Closing Date, in the form of Exhibit 10.4(a); and

                  (b) such other documents as Seller may reasonably request for the purpose of (i) enabling his counsel to provide the opinion referred to in Section 9.4(a), (ii) evidencing the accuracy of any representation or warranty of Buyer, (iii) evidencing the performance by Buyer of, or the compliance by Buyer with, any covenant or obligation required to be performed or complied with by Buyer under this Agreement, (iv) evidencing the satisfaction of any condition referred to in this ARTICLE 10 or (v) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

         Section 10.5 No Injunction. There must not be in effect any Legal Requirement or any injunction or other Order that (a) prohibits consummation of the Contemplated Transactions or any of them and (b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement with reference to the Contemplated Transactions.

                                   ARTICLE 11
                            INDEMNIFICATION; REMEDIES

         Section 11.1 Survival; Right To Indemnification Not Affected By Knowledge. No representations and warranties other than the representations and warranties set forth in ARTICLE 4 and ARTICLE 5 will survive the Closing. The right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, and obligations will not be affected by any investigation conducted with respect to, or any Knowledge acquired at any time, whether before or after the execution and delivery of this Agreement or the Closing Date, with respect to the accuracy or inaccuracy of or compliance with, any such representation, warranty, covenant, or obligation. The waiver of any condition based on the accuracy of any representation or warranty, or on the performance of or compliance with any covenant or obligation, will not affect the right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants and obligations.

         Section 11.2 Indemnification And Payment of Damages By Seller. Seller will indemnify and hold harmless Buyer, the Acquired Companies and their respective Related Persons (collectively, the "Buyer Indemnified Persons") for, and will pay to the Indemnified Persons, the amount of any loss, liability, claim, damage, or expense (including costs of investigation and defense and reasonable attorneys' and consultants' fees), but not incidental or consequential damages or diminution in value, whether or not involving a Third-Party Claim (collectively, "Damages"), arising from or in connection with:

                  (a) any Breach of any representation or warranty made by Seller in ARTICLE 4 of this Agreement (without giving effect to any supplement to the Disclosure Schedule), the Disclosure Schedule, the supplements to the Disclosure Schedule, or any other certificate or document delivered by Seller pursuant to this Agreement;

                  (b) any Breach by Seller of any covenant or obligation of Seller in this Agreement; or

                  (c) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with Seller (or any Person acting on his behalf) in connection with any of the Contemplated Transactions.

The remedies provided in this Section 11.2 will not be exclusive of or limit any other remedies that may be available to Buyer or the other Indemnified Persons.

         Section 11.3 Indemnification And Payment Of Damages By Buyer. Buyer will indemnify and hold harmless Seller for, and will pay to Seller, the amount of any Damages arising, directly or indirectly, from or in connection with (a) any Breach of any representation or warranty made by Buyer in Article 5 of this Agreement or in any certificate delivered by Buyer pursuant to this Agreement,
(b) any Breach by Buyer of any covenant or obligation of Buyer in this Agreement or (c) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such Person with Buyer (or any Person acting on its behalf) in connection with any of the Contemplated Transactions. The remedies provided in this Section 11.2 will not be exclusive of or limit any other remedies that may be available to Seller.

         Section 11.4 Time Limitations. If the Closing occurs, Seller will have no liability (for indemnification or otherwise) with respect to any representation or warranty made by it, unless on or before the first anniversary of the Closing Date Buyer notifies Seller of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Buyer. If the Closing occurs, Buyer will have no liability (for indemnification or otherwise) with respect to any representation or warranty made by it, unless on or before the first anniversary of the Closing Date Seller notifies Buyer of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Seller.

         Section 11.5 Procedure For Indemnification-Third Party Claims.

                  (a) Promptly after receipt by a Person entitled to indemnification under Section 11.2 or Section 11.3 (an "Indemnified Person") of notice of the commencement of any Third-Party claim against it, such Indemnified Person shall give notice to the Person obligated to indemnify under such Section (an "Indemnifying Person") of the commencement of such Third-Party Claim, but the failure to notify the Indemnifying Person will not relieve the Indemnifying Person of any liability that it may have to any Indemnified Person, except to the extent that the Indemnifying Person demonstrates that the defense of such action is prejudiced by the Indemnifying Person's failure to give such notice.

                  (b) If an Indemnified Person gives notice to the Indemnifying Person pursuant to Section 11.5(a) of the assertion of a Third-Party
         Claim:

                      (i) the Indemnifying Person will, unless the claim
                  involves Taxes, be entitled to participate in the defense of such Third-Party Claim and, to the extent that it wishes (unless (A) the Indemnifying Person is also a Person against whom the Third-Party Claim is made and the Indemnified Person determines in good faith that joint representation would be inappropriate, or (B) the Indemnifying Person fails to provide reasonable assurance to the Indemnified Person of its financial capacity to defend such Third-Party Claim and provide indemnification with respect to such Third-Party Claim), to assume the defense of such Third-Party Claim with counsel satisfactory to the Indemnified Person. After notice from the Indemnifying Person to the Indemnified Person of its election to assume the defense of such Third-Party Claim, the Indemnifying Person will not, as long as it diligently conducts such defense, be liable to the Indemnified Person under this ARTICLE 11 for any fees of other counsel or any other expenses with respect to the defense of such Third-Party Claim, in each case subsequently incurred by the Indemnified Person in connection with the defense of such Third-Party Claim, other than reasonable costs of investigation.

                      (ii) If the Indemnifying Person assumes the defense of a
                  Third-Party Claim, (A) such assumption will conclusively established for purposes of this Agreement that the claims made in that Third-Party Claim are within the scope of and subject to indemnification, and (B) no compromise or settlement of such claims may be effected by the Indemnifying Person without the Indemnified Person's Consent unless (1) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any Person and no effect on any other claims that may be made against the Indemnified Person, and (2) the sole relief provided is monetary damages that are paid in full by the Indemnifying Person; and (3) the Indemnified Person will have no liability with respect to any compromise or settlement of such claims effected without its Consent.

                      (iii) If notice is given to an Indemnifying Person of the
                  assertion of any Third-Party Claim and the Indemnifying Person does not, within ten (10) days after the Indemnified Person's notice is given, give notice to the Indemnified Person of its election to assume the defense of such Third-Party Claim, the Indemnifying Person will be bound by any determination made in such Third-Party Claim or any compromise or settlement effected by the Indemnified Person.

                  (c) Notwithstanding the foregoing, if an Indemnified Person determines in good faith that there is a reasonable probability that a Third-Party Claim may adversely affect it or its Related Persons other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnified Person may, by notice to the Indemnifying Person, assume the exclusive right to defend, compromise, or settle such Third-Party Claim, but the Indemnifying Person will not be bound by any determination of a Third-Party Claim so defended or any compromise or settlement effected without its Consent (which may not be unreasonably withheld).

                  (d) Notwithstanding the provisions of Section 13.8, Sellers hereby consent to the nonexclusive jurisdiction of any court in which a Proceeding respecting a Third-Party Claim is brought against any Buyer Indemnified Person for purposes of any claim that a Buyer Indemnified Person may have under this Agreement with respect to such proceeding or the matters alleged therein, and agree that process may be served on Sellers with respect to such a claim anywhere in the world.

                                   ARTICLE 12
                                   TERMINATION

         Section 12.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

                  (a) by mutual consent of Buyer and Seller; or

                  (b) by either Buyer or Seller if the Closing has not occurred (other than through the failure of the party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before July 31, 2005, or such later date to which the parties may agree; or

                  (c) by Buyer or Seller if a material Breach of any provision of this Agreement has been committed by the other party and such Breach has not been waived; or

                  (d) by Buyer if any of the conditions of ARTICLE 9 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before the Closing Date; or

                  (e) by Seller if any of the conditions of ARTICLE 10 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with his obligations under this Agreement) and Seller has not waived such condition on or before the Closing Date; or

                  (f) by either Buyer or Seller if any Governmental Body shall have issued a nonappealable final Order having the effect of permanently restraining, enjoining or otherwise prohibiting the Contemplated Transactions, except if the party relying on such Order has not complied with its obligations under of this Agreement with respect to such matter.

         Section 12.2 Effect of Termination. Each party's right of termination under Section 12.1 is in addition to any other rights such party may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 12.1, all further obligations of the parties under this Agreement will terminate, except the obligations in Section 8.2 and Section 13.1 will survive; provided, that if this Agreement is terminated by a party because of a Breach of the Agreement by the other party or because one or more conditions to the terminating party's obligations under this Agreement is not satisfied as a result of the other party's failure to comply with its obligations under this Agreement, the terminating party's rights to pursue all legal remedies will survive such termination unimpaired; provided, that Seller shall not be liable to Buyer for any Breach arising from any of the representations and warranties contained in ARTICLE 3.

         Section 12.3 Extension; Waiver. At any time prior to the Closing, the parties hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto,
(ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party.

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS

         Section 13.1 Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of its Representatives. If this Agreement is terminated, the obligation of each party to pay its own expenses will be subject to any rights of such party arising from a breach of this Agreement by another party.

         Section 13.2 Notices.

                  (a) All notices, consents, waivers and other communications hereunder must be in writing and either (i) delivered personally, (ii) sent by facsimile transmission (with written confirmation of a successful transmission), (iii) mailed by prepaid first class registered or certified mail, return receipt requested, or (iv) delivered by a nationally recognized prepaid overnight courier service (receipt requested), in each case to the appropriate addresses or facsimile numbers set forth below (or to such other addresses or facsimile numbers as a party may designate by notice to the other parties):

                  Seller:           Shmuel BenTov
                                    130 Carthage Road
                                    Scarsdale, New York  10583
                                    Telephone: (914) 725-1948
                                    Facsimile Number:_________________________

                  with a copy (which shall not constitute notice) to:

                                     Sichenzia Ross Friedman Ference LLP
                                     1065 Avenue of the Americas
                                     21st Floor
                                     New York, New York  10018
                                     Attention: Jeffrey J. Fessler, Esq.
                                     Telephone: (212) 398-4627
                                     Facsimile Number: (212) 930-9725
                                     jfessler@srffllp.com

                  Buyer:            Oak Finance Investments Limited
                                    c/o Arias Fabrega & Fabrega Trust Company
                                        BVI Ltd.
                                    325 Waterfront Drive
                                    Omar Hodge Building, 2nd Floor
                                    Wickham's Cay
                                    Road Town, Tortola
                                    British Virgin Islands
                                    Telephone:  _______________________
                                    Facsimile Number: _________________

                  with a copy (which shall not constitute notice) to:

                                    McGuireWoods LLP
                                    1345 Avenue of the Americas
                                    7th Floor
                                    New York, NY 1010
                                    Attention:  William A. Newman, Esq.
                                    Facsimile Number: 212 548-2150


                  (b) All such notices, consents, waivers and other communications will (i) if delivered personally in the manner and to the address provided in this section, be deemed given upon delivery,
         (ii) if delivered by facsimile transmission in the manner and to the facsimile number provided in this section, be deemed given on the earlier of receipt or the first business day after transmission, (iii) if delivered by mail in the manner, and to the address provided in this section, be deemed given on the earlier of the third business day following mailing or upon receipt, if earlier, and (iv) if delivered by overnight courier in the manner and to the address provided in this section, be deemed given on the earlier of receipt or the first business day following the date sent by such overnight courier.

         Section 13.3 Entire Agreement; Modifications. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter (including the letter of intent, dated July __, 2004,) and constitutes (along with the Disclosure Schedule, Exhibits and other documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

         Section 13.4 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would require the application of any other law.

         Section 13.5 Assignment; Successors; No Third Party Rights. Seller may not assign any of its rights or delegate any of its obligations under this Agreement (whether by operation of law or otherwise) without the prior written consent of Buyer. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

         Section 13.6 Severability. If any portion of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

         Section 13.7 No Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, and no single or partial exercise by a party of its rights hereunder shall preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

         Section 13.8 Jurisdiction; Service of Process. Any Proceeding arising out of or relating to this Agreement or any Contemplated Transaction may be brought in the federal courts sitting in the County of New York, State of New York, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such courts and agrees not to bring any Proceeding arising out of or relating to this Agreement or any Contemplated Transaction in any other court. The parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Proceeding referred to in the first sentence of this section may be served on any party anywhere in the world.

         Section 13.9 Further Assurances. The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

         Section 13.10 Counterparts. This Agreement may be executed in one or more counterpart copies, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

         Section 13.11 Signatures. This Agreement may be executed with original or facsimile signatures in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one-and-the-same document.

         In Witness Whereof, Buyer and Seller have executed this Agreement as of the date first written above.

                                    BUYER:

                                    OAK FINANCE INVESTMENTS LIMITED


                                    By:  /s/  Brenda Patricia Cocksedge
                                         ------------------------------
                                        Name:  Brenda Patricia Cocksedge
                                        Title: Director


                                    SELLER:

                                    /s/ Shmuel BenTov
                                    -----------------
                                    Shmuel BenTov

                                    /s/ Shmuel BenTov
                                    ------------------
                                    Shmuel BenTov, as IRA custodian

                                    /s/ Shmuel BenTov
                                    -----------------
                                    Shmuel BenTov, as custodian for 7,500 shares

The undersigned hereby consents to this Agreement, agrees to permit Seller to deliver her shares in accordance with Section 2.4(a)(ii) above and to permit the purchase price therefor to be paid as provided in Section 2.4(b)(i).


/s/  Ronit BenTov
-----------------
Ronit BenTov

                                                              EXHIBIT 2.4(A)(iv)
                                                  EMPLOYMENT AGREEMENT AMENDMENT


                         [Form of Employment Agreement]

                                    AMENDMENT
                                     TO THE
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                           THE A CONSULTING TEAM, INC.
                                       AND
                                  SHMUEL BENTOV



                                  THE RECITALS



A. The A Consulting Team, Inc. (the "Company") and Shmuel Bentov (the "Executive") entered into an employment agreement, dated as of [_________] (the "Agreement");

B. The Company and Oak Finance Investments Limited, a British Virgin Islands company (the "Buyer"), have entered into the Stock Purchase Agreement, dated as of January 21, 2005 (the "Stock Purchase Agreement"), and the Principal Shareholder's Agreement, dated as of January 21, 2005 (the "Principal Shareholder's Agreement"); and

C. It is a condition to the Executive's obligations to perform its obligations under the Stock Purchase Agreement and to sell his shares to the Buyer, and to the Buyer's obligation to perform its obligation under the Stock Purchase Agreement and to purchase the Executive's shares, that the Company and the Executive shall have amended the Agreement by entering into this Agreement.

                                  THE AGREEMENT

     NOW THEREFORE, the Agreement is hereby amended as provided herein.

     Section 1. Section 1.1 of the Agreement is hereby amended in full to read as follows:

             "The Executive agrees to be employed as an employee of the Corporation and as a member of its executive team, all on the terms and conditions hereinafter set forth."

     Section 2. Section 1.3 is hereby amended by deleting "Board of Directors" and inserting "Chief Executive Officer" in lieu thereof.

     Section 3. Section 1.5 is hereby deleted from the Agreement.

     Section 4. Section 2.1 of the Agreement is hereby restated in full to read as follows:

             "Executive shall be an at will employee of the Corporation with no fixed term of employment. Either the Corporation or Executive may terminate the term of employment on not less than 90 days' written notice given to the other."



     Section 5. The second sentence of Section 3.1 is hereby deleted in full from the Agreement.

     Section 6. Section 3.4 is hereby deleted in full from the Agreement.

     Section 7. Sections 4 and 5 are hereby deleted in full from the Agreement.

     Section 8. Section 6.1 of the Agreement is hereby restated in full to read as follows:

              "During the term of this Agreement and for a period of two (2) years after the Termination Date, the Executive shall not (i) directly or indirectly, as an employee, agent, manager, director, officer, controlling stockholder, partner or otherwise, engage or participate in any business engaged in the continental United States in activities competitive with any activities in which the Corporation is engaged during the period ending on [insert date on which the Amendment to the Employment Agreement becomes effective], (ii) solicit from any client or division, department or subsidiary of any client of the Corporation, or any individual employed by any of the foregoing, for whom the Executive performed services at any time after January 21, 2004, any business relating to services similar to the services which were so performed by the Executive for such clients during the period beginning on January 21, 2004 and ending on the Termination Date. In addition, the Executive shall not during the term of this Agreement and during the two (2) years after the Termination Date, request or cause any client of the Corporation to cancel or terminate any business relationship with the Corporation or any of its subsidiaries, or directly or indirectly solicit or otherwise cause any employee to terminate such employee's relationship with the Corporation."



     Section 9. Section 6.5 of the Agreement is hereby restated in full to read as follows:

              "The Executive recognizes that the employees of the Corporation are a valuable resource of each such member. Executive agrees that Executive shall not, for a period of two (2) year following the Termination Date, either alone or in conjunction with any other person or entity solicit, induce or recruit any employee to leave the employ of the Corporation."

     Section 10. Following any termination of the term of employment, whether by the Corporation or by the Executive, Executive shall have the right for a period of not less than 10 years following such termination to maintain, at Executives' sole cost and expense by payment of premium and all other costs payable by insureds under the policy, health insurance under the group health insurance policy maintained from time to time by the Corporation. In the event of any sale of the Corporation's business, the successor shall assume in writing the Corporation's obligation to the Executive under this Section 7 of this Amendment.

     Section 11. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     Section 12. The Executive hereby waives any and all rights he may have, now or in the future, to assert or maintain that the change in his duties and title effected as a result of Section 1 above constitute "Good Reason" under the Agreement.

     Section 13. The Agreement, except as otherwise set forth herein, shall remain in full force and effect in all other respects.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of [__________].

                                    EXECUTIVE


                                    By:
                                    ---------------------
                                    SHMUEL BENTOV


                                    THE A CONSULTING TEAM, INC.

                                    By:
                                    -----------------------
                                    Name:  Richard Falcone
                                    Title: Chief Financial Officer

                                                                  EXHIBIT 9.4(A)
                                                      SELLER'S COUNSEL'S OPINION

                             [Intentionally Omitted]

                                                                 EXHIBIT 10.4(A)
                                                       BUYER'S COUNSEL'S OPINION

                             [Intentionally Omitted]

                                                                         ANNEX D

                                                                  EXECUTION COPY

                        PRINCIPAL SHAREHOLDER'S AGREEMENT

         This PRINCIPAL SHAREHOLDER'S AGREEMENT (this "Agreement") dated as of January 21, 2005, is made by and among Oak Finance Investments Limited, a British Virgin Islands company (the "Buyer"), and Shmuel BenTov (the "Shareholder"), a shareholder of The A Consulting Team, Inc., a New York corporation (the "Company").

                                  THE RECITALS

         A. Simultaneously herewith the Buyer is entering into (a) a Stock Purchase Agreement with the Shareholder, dated the date hereof (the "Shareholder Stock Purchase Agreement"), pursuant to which the Buyer agrees to buy from the Shareholder and Ronit BenTov, and the Shareholder and Ronit BenTov agree to sell to the Buyer, 1,024,697 shares of the Company's Common Stock, par value $0.01 per share, on the terms and conditions set forth therein, and (b) a Stock Purchase Agreement with the Company, dated the date hereof (the "Company Stock Purchase Agreement"), pursuant to which the Buyer will purchase from the Company, and the Company will sell to the Buyer, up to 1,250,000 shares of the Common Stock, but not less than 625,000 shares of the Common Stock, on the terms and conditions set forth therein.

         B. Simultaneously herewith the Company is entering into a Share Exchange Agreement, dated the date hereof (the "Company Share Exchange Agreement"), with the shareholders of Vanguard Info-Solutions Corporation, a New Jersey corporation ("Vanguard"), pursuant to which the shareholder of Vanguard will exchange 100% of the issued and outstanding shares of all classes of Vanguard with the Company for an aggregate of 7,312,796 shares of the Company's Common Stock (the "Exchange"). Upon consummation of the Exchange, Vanguard will be a wholly owned subsidiary of the Company.

         C. The Shareholder beneficially owns 1,024,697 issued and outstanding shares of Common Stock.

         D. In order to induce the Buyer to enter into the Shareholder Stock Purchase Agreement, the Buyer has required that the Shareholder agree, and the Shareholder has agreed, among other things, to execute and deliver this Agreement with respect to all shares of the Company's stock of all classes now owned of record or beneficially or in the future acquired by the Shareholder (all such shares, including those now owned and those acquired in the future being referred to herein as the "Shares"), on the terms and conditions provided for herein.

         E. In this Agreement the term "Purchase Agreements" means the Company Stock Purchase Agreement and the Company Share Exchange Agreement. Unless otherwise stated in this Agreement, other capitalized terms used but not defined herein shall have the meanings set forth in the Shareholder Stock Purchaser Agreement.

                                  THE AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and agreements herein contained, the parties hereto agree as follows:

         Section 1. Agreement to Vote the Shares. During the period commencing on the date hereof and continuing until the termination of this Agreement in accordance with its terms (the "Voting Period"), at any meeting (or any adjournment or postponement thereof) of the holders of any class or classes of the capital stock of the Company called with respect to any of the following or in connection with the written consent of the holders of any class or classes of the capital stock of the Company with respect to any of the following, the Shareholder shall vote (or cause to be voted) the Shares (x) in favor of the approval of the terms of the Purchase Agreements and each of the transactions contemplated by the Purchase Agreements (and any actions required in furtherance thereof), (y) against any action, proposal, transaction or agreement that to the knowledge of the Shareholder would constitute a Breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company or any of its subsidiaries under this Agreement or each of the Purchase Agreements or of the Shareholder under this Agreement and (z) against the following actions or proposals (other than the transactions with the Buyer and the shareholders of Vanguard that are contemplated by this Agreement or either of the Purchase Agreements) (collectively, the "Restricted Proposals"):
(i) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company or any of its subsidiaries, and any Company Acquisition Proposal (as defined in the Company Share Exchange Agreement); (ii) a sale, lease or transfer of a significant part of the assets of the Company or any of its subsidiaries, or a reorganization, recapitalization, dissolution or liquidation of the Company or any of its subsidiaries (each of the actions in clauses (i) or (ii), a "Business Combination"); and (iii) (A) any change in the persons who constitute the board of directors of the Company that is not approved in advance by at least a majority of the persons who were directors of the Company as of the date of this Agreement (or their successors who were so approved), (B) any change in the present capitalization of the Company or any amendment of the Company's articles of incorporation or bylaws, (C) any other material change in the Company's corporate structure or business or (D) any other action or proposal involving the Company or any of its subsidiaries that is intended, or to the knowledge of the Shareholder would reasonably be expected, to prevent, impede or materially interfere with, delay or postpone the transactions contemplated by this Agreement or the Purchase Agreements. Any such vote shall be cast or consent shall be given in accordance with such procedures relating thereto as shall ensure that it is duly counted for purposes of determining that a quorum is present and for purposes of recording the results of such vote or consent. The Shareholder will not enter into any agreement, letter of intent, agreement in principle or understanding with any person that violates or conflicts with, or could reasonably be expected to violate or conflict with, the provisions and agreements contained in this Agreement or the Purchase Agreements.

         Section 2. Grant of Irrevocable Proxy. The Shareholder hereby irrevocably appoints the Buyer, or any designee of the Buyer, the lawful agent, attorney and proxy of the Shareholder during the Voting Period (which proxy shall be automatically revoked without any further action on the part of the Shareholder at the end of the Voting Period) at any meeting of the shareholders of the Company that may be called with respect to any of the following, or in connection with any written consent of the shareholders of the Company with respect to any of the following, to vote (or cause to be voted) the Shares held of record or beneficially by the Shareholder (excluding the shares owned by Ronit BenTov) (a) in favor of the approval of the terms of the Purchase Agreements and each of the actions contemplated by the Purchase Agreements (and any actions required in furtherance thereof); (b) against any action, proposal, transaction or agreement that to the knowledge of the Shareholder would constitute a Breach in any material respect of any covenant, representation or warranty or any other obligation or agreement of the Company under either of the Purchase Agreements, or of the shareholder under this Agreement; and (c) against any Restricted Proposal. The Shareholder intends this proxy to be irrevocable and coupled with an interest and will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by it with respect to the Shares. The Shareholder shall not during the term of this Agreement purport to vote (or execute a consent with respect to) the Shares in connection with any of the matters specified in clauses (a), (b) or (c) of this Section 2 (the "Specified Matters") (other than through this irrevocable proxy) or grant any other proxy or power of attorney with respect to any of the Shares in respect of the Specified Matters, deposit any of the Shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares in connection with any of the Specified Matters.

         Section 3. Representations and Warranties of the Buyer. The Buyer hereby represents and warrants to the Shareholder as follows:

         (a) Due Authorization; Binding Agreement. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the Buyer, and no other corporate proceedings on the part of the Buyer are necessary to authorize this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Buyer and constitutes a valid and binding agreement of the Buyer enforceable against the Buyer in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

         (b) No Conflicts. Except for (i) applicable requirements of the Securities Act and the Exchange Act , (ii) the applicable requirements of state securities, takeover or blue sky laws and (iii) such notifications, filings, authorizing actions, orders and approvals as may be required under other laws,
(A) no filing with, and no permit, authorization, consent or approval of, any state, federal or foreign public body or authority is necessary for the execution of this Agreement by the Buyer and the consummation by each of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by the Buyer nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the provisions hereof shall
(1) conflict with or result in any breach of any provision of its certificate of incorporation or by-laws (or similar documents), (2) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which it is a party or by which it or any of its properties or assets may be bound or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to it or any of its properties or assets, except in the case of (2) or (3) for violations, breaches or defaults which do not, individually or in the aggregate, materially impair the ability of the Buyer to perform its obligations hereunder.

         (c) Good Standing. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has all requisite power and authority to execute and deliver this Agreement.

         Section 4. Representations and Warranties of the Shareholder. The Shareholder hereby represents and warrants to the Buyer as follows:

         (a) Ownership of Shares. The Shareholder is the record or beneficial owner of the Shares and has the power to vote and dispose of the Shares. No other Person has any right to vote or dispose of the Shares either singly or on a shared basis with the Shareholder.

         (b) Due Authorization; Binding Agreement. This Agreement has been duly and validly executed and delivered by the Shareholder and constitutes a valid and binding agreement of the Shareholder enforceable against the Shareholder in accordance with its terms, except that such enforceability (i) may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally and (ii) is subject to general principles of equity.

         (c) No Conflicts. Except for (i) the applicable requirements of the Exchange Act and the Securities Act, (ii) the applicable requirements of state securities, takeover or blue sky laws and (iii) such notifications, filings, authorizing actions, orders and approvals as may be required under other laws,
(A) no filing by the Shareholder with, and no permit, authorization, consent or approval of, any state, federal or foreign public body or authority is necessary for the execution of this Agreement by the Shareholder and the consummation by the Shareholder of the transactions contemplated hereby and (B) neither the execution and delivery of this Agreement by the Shareholder nor the consummation by the Shareholder of the transactions contemplated hereby nor compliance by the Shareholder with any of the provisions hereof shall result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, contract, agreement or other instrument or obligation to which the Shareholder is a party or by which it or any of its properties or assets may be bound or (3) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Shareholder or any of its properties or assets, except in the case of (2) or (3) for violations, breaches or defaults which individually or in the aggregate would not reasonably be expected to materially adversely affect the ability of the Shareholder to perform its obligations hereunder.

         Section 5. Certain Covenants of the Shareholder. The Shareholder hereby covenants and agrees as follows:

         (a) No Solicitation. During the term of this Agreement, the Shareholder will not, directly or indirectly, solicit, facilitate, participate in or initiate any inquiries or the making of any proposal by any person or entity (other than the stockholder of Vanguard) which constitutes, or may reasonably be expected to lead to any sale of the Shares or any Company Acquisition Proposal, except to the extent that such action is taken by the Shareholder or such other persons in connection with or relating to actions permitted to be taken by the directors of the Company in compliance with Section 7.7 of the Company Share Exchange Agreement. If the Shareholder receives an inquiry or proposal with respect to the sale of Shares, then the Shareholder shall promptly inform the Buyer of the terms and conditions, if any, of such inquiry or proposal and the identity of the person making it. The Shareholder shall immediately cease any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

         (b) Restriction on Transfer, Proxies and Non-Interference. From the date hereof through the earlier of (x) the Closing Date and (y) termination of this Agreement pursuant to Section 9(g), and except as contemplated hereby, the Shareholder will not (i) sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares or (ii) take any action that would make any representation or warranty of the Shareholder contained herein untrue or incorrect or have the effect of preventing, impeding, interfering with or adversely affecting the performance by the Shareholder of his obligations under this Agreement.

         Section 6. Legend. The Shareholder shall promptly cause the following legend to be conspicuously noted on each certificate representing the Shares:

                    "The shares represented by this certificate are subject to a
                 Principal Shareholders Agreement, dated as of January 21, 2005. The Principal Shareholders Agreement restricts the transferability of the shares represented by this certificate and includes a voting agreement and an irrevocable proxy to vote the shares represented by this certificate."

         Section 7. Further Assurances. From time to time, at the other party's request and without further consideration, each party to this Agreement shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to effectuate the transactions contemplated by this Agreement.

         Section 8. Fiduciary Duties. Nothing in this Agreement shall prevent the Shareholder from taking any action which is required in his good faith judgment to fulfill his fiduciary duties as a director of the Company in his capacity as such.

         Section 9. Miscellaneous.

         (a) Entire Agreement; Assignment. This Agreement, together with the Purchase Agreements and the other Documents (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (ii) shall not be assigned by operation of law or otherwise, provided that the Buyer may assign its rights and obligations hereunder to any Related Party of the Buyer, but no such assignment shall relieve the Buyer of its obligations hereunder if such assignee does not perform such obligations.

         (b) Amendments. This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the Shareholder and the Buyer.

         (c) Publication. The Shareholder hereby consents to disclosure in any proxy statement to be filed by the Company in connection with any of the transactions contemplated by this Agreement or the Purchase Agreements (including all documents and schedules filed with the SEC) and press releases with respect thereto, of the identity of the Shareholder and ownership of the Shares and the nature of his commitments, arrangements and understandings pursuant to this Agreement. The Company agrees to give the Shareholder a reasonable opportunity to review the disclosures referenced in the immediately preceding sentence. The Shareholder will amend the Schedule 13D heretofore filed by it with the Commission to report the Contemplated Transactions and the consummation thereof.

         (d) Notices. All notices required to be given hereunder shall be in writing and shall be deemed to have been given if (i) delivered personally or by documented courier or delivery service, (ii) transmitted by facsimile during normal business hours or (iii) mailed by registered or certified mail (return receipt requested and postage prepaid) to the following listed persons at the addresses and facsimile numbers specified below, or to such other persons, addresses or facsimile numbers as a party entitled to notice shall give, in the manner hereinabove described, to the others entitled to notice:

         If to the Shareholder, to:

                              Shmuel BenTov
                              130 Carthage Road
                              Scarsdale, New York  10583
                              Telephone:  (914) 725-1948
                              Facsimile: ______________

                           with a copy to:

                              Sichenzia Ross Friedman Ference LLP
                              1065 Avenue of the Americas
                              21st Floor
                              New York, NY 10018
                              Attention: Jeffrey J. Fessler, Esq.
                              Telephone: (212) 398-4627
                              Facsimile Number: (212) 930-9725
                              jfessler@srffllp.com

         If to the Buyer, to:

                              Oak Finance Investments Limited
                              c/o Arias Fabrega & Fabrega Trust Company BVI Ltd. 325 Waterfront Drive
                              Omar Hodge Building, 2nd Floor
                              Wickham's Cay
                              Road Town, Tortola,
                              British Virgin Islands
                              Telephone:  _____________________
                              Facsimile Number: _______________

                           with a copy to:

                              McGuireWoods LLP
                              1345 Avenue of the Americas
                              7th Floor
                              New York, NY 10105
                              Attention:  William A. Newman
                              Facsimile No.:  212-548-2150

If given personally or by documented courier or delivery service, or transmitted by facsimile, a notice shall be deemed to have been given when it is received. If given by mail, it shall be deemed to have been given on the third business day following the day on which it was posted.

         (e) Governing Law. This Agreement shall be governed in all respects by the laws of the State of New York without regard to any laws or regulations relating to choice of laws (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

         (f) Cooperation as to Regulatory Matters. If so requested by The Company, promptly after the date hereof, the Shareholder will use his reasonable commercial efforts to make all filings that are required to be made by the Shareholder to obtain any regulatory approvals that may be required in connection with the transactions contemplated hereby.

         (g) Termination. This Agreement shall terminate on the earlier of (i) the Closing and (ii) the termination of this Agreement or either of the Purchase Agreements in accordance with their respective terms; provided, that Section 1 and Section 2 of this Agreement shall terminate, and the Voting Period shall be deemed to have ended, as to any Shares held by any Shareholder in excess of 500,000 if the board of directors of the Company in the exercise of its fiduciary duties, withdraws, modifies or changes in any manner adverse to the Buyer its approval with regard to the transactions contemplated by the Shareholder Stock Purchase Agreement or its recommendation with regard to any of the transactions contemplated by either of the Purchase Agreements.

         (h) Third Party Beneficiary. The Shareholder acknowledges and agrees that the stockholders of Vanguard are relying upon the Stockholder's performance of and compliance with his obligations under this Agreement and are third party beneficiaries of this Agreement.

         (i) Specific Performance. Each of the parties to this Agreement recognizes and acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore, each of the parties hereto agrees that in the event of any such breach the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

         (j) Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other right, power or remedy by such party.

         (k) Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party to this Agreement of a breach of any provision under this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision under this Agreement.

         (l) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, and delivered by means of facsimile transmission or otherwise, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same agreement. If any party hereto elects to execute and deliver a counterpart signature page by means of facsimile transmission, it shall deliver an original of such counterpart to each of the other parties hereto within ten days of the date hereof, but in no event will the failure to do so affect in any way the validity of the facsimile signature or its delivery.

         (m) Headings. Headings of the Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretative effect whatsoever.

         (n) Severability. Whenever possible, each provision or portion of any provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law but if any provision or portion of any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or portion of any provision in such jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision or portion of any provision had never been contained herein.

         (o) Signatures. This Agreement may be executed with original or facsimile signatures in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one-and-the-same document.

         IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto, all as of the date first above written.


                                       OAK FINANCE INVESTMENTS LIMITED


                                            By:    /s/ Brenda Patricia Cocksedge
                                                   -----------------------------
                                            Name:  Brenda Patricia Cocksedge
                                            Title: Director


                                       SHAREHOLDER

                                            By:    /s/ Shmuel BenTov
                                                   --------------------
                                                   Name:  Shmuel BenTov
                                                   Title: Shareholder

                                                                         ANNEX E

                                  [EKN logo]
                                  EHRENKRANTZ
                                KING NUSSBAUM INC

BROKERAGE o ASSET MANAGEMENT o PRIVATE CLIENT SERVICES o INSTITUTIONAL SALES TRADING


                                                                January 19, 2005


The Board of
Directors of
The A Consulting Team,
Inc. 77 Brandt Avenue, Suite 320
Clark, NJ 07066

To The Board of Directors:

Under an engagement letter, dated August, 2005, The A Consulting Team, Inc. ("TACX" or the "Company") retained Ehrenkrantz King Nussbaum Inc. ("EKN") to provide an opinion to the Board of Directors of the Company as to the fairness, from a financial point of view, to the shareholders of the Company, of the Exchange Transaction (as defined below) pursuant to the Share Exchange Agreement (the "Agreement") to be entered into by and among Vanguard Info-Solutions Corporation ("Vanguard"), the Vanguard Stockholders named therein, the Authorized Representative named therein (the "Authorized Representative") and the Company.

The Agreement provides, among other things, that (i) TACX will issue fully paid and nonassessable shares of its common stock, par value $0.01 ("Company Common Stock"), in exchange for all of the shares of common stock no par value, of Vanguard ("Vanguard Common Stock"), issued and outstanding immediately prior to the Closing Date (as defined in the Agreement), (ii) at the Closing (as defined in the Agreement), TACX will issue to the holders of the Company Common Stock and the holders of the Company's preferred stock a cash dividend of $0.75 per share of Company Common Stock and Company preferred stock, and (iii) Oak Finance Investments Limited ("Oak") will purchase from the Company up to 1,250,000 shares of Company Common Stock pursuant to a stock purchase agreement between Oak and the Company (collectively, the "Exchange Transaction").

At the Closing, the Authorized Representative, on behalf of each Vanguard stockholder will surrender the certificates representing the shares of Vanguard Common Stock, in the manner provided for in the Agreement and will receive such number of shares of Company Common Stock for each share of Vanguard Common Stock based on an exchange ratio set forth in the Agreement (the "Exchange Ratio").

The opinion addresses the fairness of the Exchange Transaction to holders of Company Common Stock from a financial point of view, as of the date above, and does not address what the value of Company Common Stock actually will be when issued to holders of Vanguard Common Stock pursuant to the Agreement, or the price at which Company Common Stock will trade subsequent to the date above or after the Closing. This opinion is addressed to, and is for the use, information and benefit of, the Board of Directors of the Company and is not a recommendation to the holders of Company Common Stock to approve the transactions contemplated by the Agreement. EKN expresses no opinion as to the merits of the underlying decision by the Company to enter into the Agreement or to consummate the transactions contemplated thereby.


     NEW YORK CITY: o 410 PARK AVENUE o 7TH FLOOR o NEW YORK, NEW YORK 10022
                tel: 212.605.0909 800.813.1117 fax: 212.605.0973
      PHILADELPHIA: 1760 MARKET STREET E SUITE 200 o PHILADELPHIA, PA 19103
               o tel:215.496.4060 888.391.0400 fax: 215.496.4070
WORLDWIDE HEADQUARTERS: 600 OLD COUNTRY ROAD o SUITE 210 o GARDEN CITY. NEW YORK
            11530 o tel: 516.369.1234 888.391.1010 fax: 516.396.1289
MEMBER NASD                 web: WWW.eknstock.com                   MEMBER  SIPC

In arriving at its opinion, EKN reviewed and considered such financial and other matters as EKN has deemed relevant, including, among other things:

      o     a draft of the Share Exchange Agreement dated January 14, 2005;

      o certain publicly available financial and other information for the Company and certain other relevant financial and operating data furnished to EKN by the management of the Company;

      o     certain financial and other information for Vanguard;

      o certain internal financial analyses, financial forecasts, reports and other information concerning the Company (the "Company Forecasts"), prepared by the management of the Company;

      o certain internal financial analyses, financial forecasts, reports and other information concerning Vanguard ("Vanguard Forecasts"), prepared by the management of Vanguard;

      o discussions with certain members of the managements of each of the Company and Vanguard concerning the historical and current business operations, financial conditions and prospects of the Company and Vanguard, and such other matters EKN deemed relevant;

      o certain operating results, the reported price and trading history of the shares of the Company Common Stock as compared to operating results, the reported prices and trading histories of the shares of common stock of certain publicly traded companies EKN deemed relevant;

      o certain financial terms of the Exchange Transaction as compared to the financial terms of certain selected recent business combinations we deemed relevant; and

      o such other information, economic and market criteria and data, financial studies, analyses and investigations and such other factors that EKN deemed relevant for purposes of this opinion.

In addition, EKN has not conducted nor has EKN assumed any obligation to conduct any physical inspection of the properties or facilities of the Company or Vanguard. EKN has further relied upon the assurance of the management of the Company that they are unaware of any facts that would make the information provided to EKN incomplete or misleading in any respect. In connection with its review and arriving at its opinion, EKN did not assume any responsibility for the independent verification of any of the foregoing information and relied on the completeness and accuracy as represented by the Company. With respect to Company Forecasts and Vanguard Forecasts, EKN assumed that they had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of TACX and Vanguard, respectively, as to the future financial performance -of the Company and Vanguard. In addition, EKN did not make any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor was EKN furnished with any such evaluations or appraisals. The opinion is necessarily based upon financial, economic, market and other conditions as they existed and should be evaluated as of the date of the opinion. It should be understood that although subsequent developments may affect the opinion, EKN does not have any obligation to update, revise or reaffirm the opinion and EKN disclaims any responsibility to do so.

We have assumed that, the terms of the Exchange Transaction, and in particular, the Exchange Ratio, were determined through arm's-length negotiations between the appropriate parties. Any and all analyses performed by EKN were prepared solely as part of EKN's engagement to assess the fairness, from a financial point of view, to holders of Company Common Stock in accordance with the terms of the Agreement.

For the purposes of rendering our opinion EKN has assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the Agreement are true and correct, that each party will perform all the covenants and agreements required to be preformed by it under the Agreement and that all conditions to the consummation of the Exchange Transaction will be satisfied without waiver thereof. EKN has assumed that the final form of the Agreement will be substantially similar to the last draft reviewed by it. EKN has also assumed that all governmental, regulatory and other consents and approvals contemplated by the Agreement will be obtained and that in the course of obtaining any of those consents no restrictions will be imposed or waivers made that would have an adverse effect on the contemplated benefits of the Exchange Transaction.

The scope of EKN's opinion is expressly limited to the contents herein. It is understood that this letter is not intended to confer any rights or remedies upon any other entity or persons, and may not be quoted or referred to for any other purpose without our prior written consent, except for inclusion in a proxy statement or information statement related to the Exchange Transaction that we have had an opportunity to review (which such proxy statement may also be part of a registration statement filed by TACX). EKN will receive a fee in connection with the delivery of this opinion. In the ordinary course of our business, EKN may have actively traded the equity or debt securities of the Company and may continue to actively trade the equity or debt securities. In addition, certain individuals who are employees of or are affiliated with EKN may have in the past and may currently be shareholders of either or both Vanguard and the Company.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, it is EKN's opinion that, as of the date hereof, the terms of the Exchange Transaction as set forth in the Agreement are fair, from a financial point of view, to the holders of Company Common Stock.

Very truly yours,
/s/ Ehrenkrantz King Nussbaum
Ehrenkrantz King Nussbaum

                                                                         ANNEX F


                                PROJECT VICTORY

                      Proposed Share Exchange Transaction
                          between Cicada and Vanguard

                                January 19, 2005

                         Ehrenkrantz King Nussbaum Inc.

CONTENTS

      o     Scope of Presentation & Analyses

      o     Methods of Analysis

      o     Comparable Companies Analysis

      o     Comparable Transactions Analysis

      o     Discounted Cash Flows Analysis

      o     Conclusion

      o     Appendix A: Comparable Company Profiles - Cicada

      o     Appendix B: Comparable Company Profiles - Vanguard

SCOPE OF PRESENTATION & ANALYSES

o As of January 19, 2005, is the Exchange Transaction pursuant to the Share Exchange Agreement draft dated January 14, 2005 between Vanguard Info Solutions Corporation ("Vanguard") and The A Consulting Team, Inc. ("Cicada") (as represented to Ehrenkrantz King Nussbaum, Inc.) fair, from a financial point of view, to the holders of Cicada's common stock?

SCOPE OF PRESENTATION & ANALYSES

o EKN's opinion is necessarily based on, and limited to, the following information:

     o Discussions with certain members of the managements of Cicada and Vanguard regarding its proposed share exchange transaction.

     o Financial projections for Cicada, Vanguard, and the pro forma combined company provided by Cicada management.

     o Independently developed comparative and financial analyses deemed appropriate by EKN in accordance with standard investment banking practices.

SUMMARY TERMS OF THE TRANSACTION

o Cicada will issue fully paid and non-assessable shares of its common stock in exchange for all the shares of Vanguard

      o Vanguard shareholders will receive approximately 7.3 million new shares of Cicada common stock. Exchange Ratio in the combined company: Cicada shareholders - 25%, Vanguard shareholders - 75% before the Oak Financing (see below).

      o As part of the Exchange Transaction, Cicada will issue to its common shareholders a cash dividend of $0.75 per share of Company common stock.

      o Oak Finance Investments Limited ("Oak"), a private investment company, will purchase 625,000 new restricted shares of common stock directly from Cicada for $5 million or $8 per share at the closing of Exchange Transaction, and will be granted an option to purchase up to an additional 625,000 new restricted shares of common stock for $8 per share within 120 days of the Closing of the Exchange Transaction.

METHODS OF ANALYSIS

o    Comparable Companies Analysis

      o Comparative analysis of trading data for companies deemed similar to Cicada and Vanguard.

o     Comparable Transactions Analysis

      o Comparative analysis of recent transactions for companies deemed similar to Cicada and Vanguard.

o     Discounted Cash Flows Analysis

      o Net present value analysis of Cicada's unlevered free cash flows based on data provided to EKN by Cicada management.

COMPARABLE COMPANIES ANALYSIS

o Analysis of trading data of select companies deemed similar to Cicada and Vanguard.

     o Companies similar to Cicada include technology consulting companies and IT consulting service providers focused on technology infrastructure advisory services, systems architecture design, strategy formulation and applications development.

     o Companies similar to Vanguard include business process outsourcing companies in the U.S. and Indian IT services companies having business process outsourcing operations listed in the U.S.

COMPARABLE COMPANIES ANALYSIS

o Selected Comparable Companies for Cicada include Perot Systems Corp., Keane, Inc., CIBER, Inc., Covansys Corp. and Computer Horizons.

o Selected Comparable Companies for Vanguard include Affiliated Computer Services, Inc., Ceredian Corporation, Convergys Corp., Lionbridge Technologies, Inc., Syntel, Inc., Satyam Computer Services Ltd. and Cognizant Technology Solutions Corp.

                       BPO COMPARABLE COMPANIES ANALYSIS


($ in millions, except per share data)                                                         As of January 19, 2005
                                                                                     --------------------------------------------
                                                         52-WEEK           PRICE                                 EV/LTM   EV/LTM
Name of the Company                     Ticker       High        Low      1/19/05    MKT. CAP    ENT. VALUE     Revenues   EBITDA
-------------------                     ------       ----        ---      -------    --------    ----------     --------   ------

Affiliated Computer Services, Inc.      ACS       $ 61.23     $ 46.01    $ 56.05    $ 7,575.8    $ 7,888.6        1.9x      7.5x

Ceridian Corporation                    CEN         23.41       16.25      17.75      2,678.7      2,706.1        2.1x     10.9x

Convergys Corp.                         CVG         19.52       12.30      15.07      2,133.9      2,366.1        1.0x      8.8x

Lionbridge Technlogies, Inc.            LIOX        10.95        4.42       6.18        298.4        259.6        1.7x     19.7x

Syntel, Inc.                            SYNT        30.99       13.27      16.30        668.8        512.6        2.8x     10.8x

Satyam Computer Services Ltd.           SAY         28.91        16.0      21.19      3,332.8      2,918.2        4.7x     18.0x

Cognizant Technology Solutions Corp.    CTSH        44.08       19.60      38.43      5,883.8      5,613.5       10.7x     47.1x
                                                                                                                ------    ------
                                                            MEAN (EXCLUDING HIGH AND LOW)                         2.6x     13.6x
                                                                                                                ======    ======

                   IT SERVICES COMPARABLE COMPANIES ANALYSIS

($ in millions, except per share data)                                                         As of January 19, 2005
                                                                                  ----------------------------------------------
                                                        52-WEEK           PRICE                              EV/LTM     EV/LTM
Name of the Company                    Ticker       High        Low      1/19/05    MKT CAP   ENT. VALUE    Revenues    EBITDA
-------------------                    ------       ----        ---      -------    -------   ----------    --------   ---------

THE A CONSULTING GROUP                 TACX       $ 8.24      $ 2.86     $ 7.66      $ 18.7    $ 16.3         0.6X       8.1x

Perot Systems Corp.                    PER        $ 17.0      $ 11.5     $ 14.7   $ 1,712.3  $1,557.6         0.9x       8.6x

Keane, Inc.                            KEA         18.20       12.60      12.60       779.4     747.9         0.9x      10.1x

CIBER, Inc.                            CBR         11.41        6.35       8.43       529.1     713.1         0.9x      13.4x

Covansys Corp.                         CVNS        16.01        7.00      14.28       544.1     502.7         1.4x      16.3x

Computer Horizons                      CHRZ         4.64        3.20       4.12       127.4      93.2         0.4x         NM
                                                                                                            ------     -------
                                                    MEAN (EXCLUDING HIGH AND LOW AND TACX)                    0.9x       11.8x
                                                                                                            ======     =======

COMPARABLE TRANSACTIONS ANALYSIS

o Analysis of recent transactions for companies deemed similar to Cicada and Vanguard.

      o     Selection Criteria

            o Reviewed numerous transactions completed during the last few years in the IT services and business process outsourcing industry.

      o Selected 12 transactions involving IT consulting service providers and 9 transactions involving business process outsourcing companies.

                      BPO COMPARABLE TRANSACTIONS ANALYSIS

($ in millions, except per share data)                                                       As of date of Announcement
----------------------------------------------------------------------------------------------------------------------------
   MONTH/YEAR                                                                                 EV                 EV/LTM
   ANNOUNCED           ACQUIRER NAME                     TARGET NAME                       ($ in mm)            REVENUES
----------------------------------------------------------------------------------------------------------------------------

     Nov-04      General Atlantic Partners          GE BPO Business in India               $835.0                2.0x
                 Oak Hill Partners

     Aug-04      Barclays                           Intelenet                               $74.0                2.8x

    July-04      HDFC                               Intelenet                               $70.0                2.7x

     May-04      Citigroup                          eServe International                   $126.0                3.0x

     May-04      IBM                                Daksh                                  $160.0                2.7x

     Feb-04      TH Lee Putnam Ventures             SPI Technologies                       $100.0                2.6x

     Dec-03      PlanVista Corporation              ProxyMed, Inc.                          $99.0                3.1x

     Jun-03      Aditya Birla Group                 Transworks                              $13.0                2.4x

    July-02      Wipro Ltd.                         Spectramind                            $126.0                2.8x
                                                                                                               ------
                 Mean (excluding high and lows)                                                                  2.7x
                                                                                                               ======

            IT CONSULTING/SERVICES COMPARABLE TRANSACTIONS ANALYSIS

($ in millions, except per share data)                                                        As of date of Announcement
------------------------------------------------------------------------------------------------------------------------------------
      DATE                                                                                         EV         EV/LTM         EV/LTM
    ANNOUNCED      ACQUIRER NAME                         TARGET NAME                            ($ in mm)    REVENUES        EBITDA
------------------------------------------------------------------------------------------------------------------------------------
     9/21/04      Fair Isaac Corporation                 Braun Consulting, Inc.                   $30.0        0.8X            NM

     8/26/04      Affiliated Computer Services, Inc.     Blue Star Solutions                      $73.0        1.5X            NA

     3/10/04      CGI Group, Inc.                        American Management Systems, Inc.       $784.0        0.8X           10.2X

     3/4/04       Infocrossing, Inc.                     Systems Management Specialists           $36.0        1.4X            NM

     2/12/04      Keane, Inc.                            Nims-Associates, Inc.                    $35.0        0.7x            NA

    10/27/03      CIBER, Inc.                            SCB Computer Technology, Inc.            $88.0        0.8x           8.4x

     8/1/03       Lockheed Martin Corp.                  ACS Federal Government IT Business      $658.0        1.0x           10.2x

     8/1/03       Affiliated Computer Services, Inc.     Lockheed Martin Commercial IT Business  $107.0        0.4x            NA

     1/17/03      Affiliated Computer Services, Inc.     CyberRep, Inc.                           $42.0        0.7x            NA

     2/13/02      Keane, Inc.                            Signal Tree Solutions                    $65.0        1.3x            NA

     1/2/02       Perot Systems Corp.                    Claim Services Resource Group, Inc.      $63.0        1.0x            NA

     8/21/01      Keane, Inc.                            Metro Information Services              $212.0        0.7x           9.8x
                                                                                                            -------         ------
                  Mean (excluding high and low)                                                                0.9x          10.0x
                                                                                                            =======         ======

CICADA DISCOUNTED CASH FLOWS ANALYSIS

o     Values future performance not historical results.

o     Discount unlevered free cash flow and terminal value to present.

o Used the Company management's financial projections through the fiscal year ended December 31, 2009.

o     Range of Discount rate used in analysis - 15.0%-17.0%.

CICADA DISCOUNTED CASH FLOWS ANALYSIS

o Terminal value at December 31, 2009 calculated by multiplying the forecasted EBITDA in the fiscal year ending December 31, 2009 by an EBITDA multiple ranging from 10.0x to 11.0x and by multiplying the forecasted revenues in the fiscal year ended December 31, 2009 by a revenue multiple ranging from 0.9x to 1.0x.

o Assumes revenue growth of 25% for 2004 to 2005, 15% for 2005 to 2006, 10% per year for 2006 to 2009.

o     Assumes tax rate of 40% after 2007.

o DCF analysis indicated that our Total Enterprise Value ranged from $21.9 million to $28.1 million.

                               VALUATION SUMMARY

($ in millions)

EQUITY VALUE SUMMARY BASED ON REVENUES                   LOW         HIGH
                                                      ----------------------

B2B Solutions, Inc.                                      $ 78.8      $ 82.6

Cicada                                                   $ 25.6      $ 28.1
                                                      ----------------------
Pro forma Equity Value                                  $ 104.4     $ 110.7
                                                      ======================

PRO FORMA OWNERSHIP SUMMARY

B2B Solutions, Inc.                                       75.5%       74.6%

Cicada                                                    24.5%       25.4%

EQUITY VALUE SUMMARY BASED ON EBITDA                      LOW         HIGH
                                                      ----------------------

B2B Solutions, Inc.                                      $ 76.8      $ 87.7

Cicada                                                   $ 22.4      $ 26.4
                                                      ----------------------
Pro forma Equity Value                                   $ 99.3     $ 114.1
                                                      ======================

PRO FORMA OWNERSHIP SUMMARY

B2B Solutions, Inc.                                       77.4%       76.9%

Cicada                                                    22.6%       23.1%

                            CICADA VALUATION SUMMARY

($ in millions)                                           LOW         HIGH
                                                    ------------------------

2004E Revenues                                           $25.7        $25.7
Multiple                                                 0.90x        1.00x
                                                    ------------------------
Enterprise Value Range                                   $23.2        $25.7
                                                    ------------------------
Less/Add: Net Debt                                         2.4          2.4
                                                    ------------------------
Equity Value Range                                       $25.6        $28.1
                                                    ========================


2004E EBITDA                                              $2.0         $2.0
Multiple                                                 10.0x        12.0x
                                                    ------------------------
Enterprise Value Range                                   $20.0        $24.0
                                                    ------------------------
Less/Add: Net Debt                                         2.4          2.4
                                                    ------------------------
Equity Value Range                                       $22.4        $26.4
                                                    ========================

                           VANGUARD VALUATION SUMMARY

($ in millions)                                          LOW         HIGH
                                                    -----------------------
2004E BPO and Call Center Revenue                        $27.4       $27.4
Multiple                                                 2.70x       2.75x
                                                    -----------------------
Enterprise Value Range                                   $74.0       $75.4
                                                    -----------------------

2004E IT Solutions Revenue                               $11.9       $11.9
Multiple                                                 0.70x       0.90x
                                                    -----------------------
Enterprise Value Range                                    $8.3       $10.7
                                                    -----------------------

Vanguard Enterprise Value Range                          $82.3       $86.1
Less: Net Debt                                            (3.5)       (3.5)
                                                    -----------------------
Equity Value Range                                       $78.8       $82.6
                                                    =======================


2004E BPO and Call Center EBITDA                         $10.2       $10.2
Multiple                                                  7.5x        8.5x
                                                    -----------------------
Enterprise Value Range                                   $76.5       $86.7
                                                    -----------------------

2004E IT Solutions EBITDA                                 $0.6        $0.6
Multiple                                                 6.00x       7.00x
                                                    -----------------------
Enterprise Value Range                                    $3.8        $4.5
                                                    -----------------------

B2B Enterprise Value Range                               $80.3       $91.2
Less: Net Debt                                            (3.5)       (3.5)
                                                    -----------------------
Equity Value Range                                       $76.8       $87.7
                                                    =======================

CICADA COMMON STOCK TRADING HISTORY

o     Current Stock Price on January 19, 2005 - $7.66

o     Week high/low - $8.24/$2.86

o     Last three months average trading volume - 2,909 shares

CICADA VALUATION SUMMARY

($ in millions, except number of shares)
Total common stock outstanding prior to the merger                  2,122,647
Total preferred stock outstanding prior to the merger                 142,903
Shares offered to Directors                                            30,000
                                                                 -------------
Total number of shares outstanding prior to the merger              2,295,550
                                                                 =============

Options outstanding                                                   254,813
No. of shares using the treasury method                               142,041

Total number of shares outstanding including options                2,437,591
Share of Cicada in the Exchange Agreement                                 25%
Value of the Company in the relative exchange                    $       26.8
(mid point of the low and high of Cicada revenue valuation)

Price per share                                                  $      10.99
Add: Dividends of $.75 per share                                 $       0.75
                                                                 -------------
Total Price per share offered                                    $      11.74
                                                                 =============

Total number of shares outstanding prior to the merger              2,437,591

Total number of shares outstanding after the merger(1)             10,375,364
Current Stock Price on January 19, 2005                           $      7.66
Pro forma Market Capitalization(2)                                $      79.5

Notes:

1) Includes 625,000 shares purchased by Oak.
2) Pro forma for the exchange assuming no change in the share price.

CONCLUSION

o Given all of the considerations included herein and otherwise discussed, it is our opinion that as of January 19, 2005, the terms of the proposed share exchange transaction of Cicada and Vanguard (as represented to EKN) is fair, from a financial point of view, to the holders of Cicada's common stock.

APPENDIX A



                           CICADA COMPARABLE COMPANY
                                    PROFILES

PEROT SYSTEMS CORPORATION is a worldwide provider of information technology (IT) services and business solutions to a range of customers. The Company offers its customers integrated solutions designed around their specific business objectives, chosen from a breadth of services, including technology outsourcing, business process outsourcing, development and integration of systems and applications, and business and technology consulting services. It offers its services under three primary lines of business: IT Solutions, Government Services and Consulting.

KEANE, INC. is a provider of information technology and business consulting services. It helps clients plan, build and manage applications software through its Business Consulting, Application Development and Integration (AD&I) and Application Development and Management Outsourcing (Application Outsourcing) services. Keane focuses on three synergistic service offerings: Plan Services, which include business consulting and program management; Build Services, including AD&I, and Manage Services, including application outsourcing and business process outsourcing (BPO). Services are delivered using its global delivery model, from operations in the United States, the United Kingdom, Canada and India.

CIBER, INC. and its subsidiaries provide information technology system integration consulting and other IT services primarily to governmental agencies, and Fortune 500 and middle market companies, across most major industries, from offices located throughout the United States and Europe, as well as Canada and India. The Company provides its clients with a broad range of IT services, including custom and package software development, maintenance, implementation and integration. In addition, it also provides IT staff supplementation services and, to a lesser extent, resell certain IT hardware and software products.

COVANSYS CORPORATION is a global technology services company with a focus on industry-specific solutions, outsourcing and integration services. The Company offers flexible project delivery capabilities by providing clients a choice among any combination of the options, which include onsite at the client facility; offsite at one of its development facilities in North America, or offshore at one of its development facilities in India. Covansys applies its industry-specific knowledge to deliver a range of outsourcing and integration services, which include application maintenance and development outsourcing, custom application development, Web-to-enterprise integration and traditional e-business services, packaged software implementation, upgrades and enhancements and software engineering.

COMPUTER HORIZONS CORP. is a strategic solutions and human capital management company that provides services to multi-national companies through its bestshore delivery centers located globally. The Company offers global technology services and solutions, which are divided into three divisions: Solutions, IT Services and Chimes. It markets solutions to existing and potential clients with the objective of becoming a preferred provider of IT services and solutions for such clients.

APPENDIX B



                              VANGUARD COMPARABLE
                                COMPANY PROFILES

AFFILIATED COMPUTER SERVICES, INC. is a global company delivering comprehensive business process outsourcing and information technology outsourcing solutions to commercial and government clients. The Company is organized into commercial, state and local government and the federal government segments. Within the commercial segment, ACS provides technology outsourcing, business process outsourcing and systems integration services to clients in such industries as insurance, utilities, manufacturing, financial institutions, telecommunications, healthcare, retail and transportation. In the state and local government segment, the Company is a business process outsourcing provider to state and local governments. In the federal government segment, ACS provides systems integration services, business process outsourcing and technology outsourcing to federal agencies.

CERIDIAN CORPORATION is an information services company principally in the human resource, transportation and retail markets. The Company's human resource solutions business enables customers to outsource employment processes, including recruitment and applicant screening; payroll, tax filing, human resource information systems, employee self-service, time and labor management, benefits administration, employee assistance and work-life programs, and post-employment Consolidated Omnibus Budget Reconciliation Act (COBRA), the Health Insurance Portability and Accountability Act of 1996 (HIPAA), and retirement plan administration. Ceridian has HRS operations in the United States, Canada and the United Kingdom.

CONVERGYS CORPORATION provides outsourced customer management, employee care and integrated billing software services. The Company focuses on developing long-term strategic relationships with clients in employee and customer intensive industries, including communications, technology and financial services, as well as governmental agencies. Convergys has two operating segments: the Customer Management Group, which provides outsourced marketing, customer support services and employee care services, and the Information Management Group, which provides outsourced billing and information services and software.

LIONBRIDGE TECHNOLOGIES, INC. provides a suite of globalization and testing outsourcing services to businesses in the technology, consumer, retail, industrial, financial services, manufacturing, life sciences and publishing industries. The Company's globalization services, including internationalization, software localization, application development and maintenance, translation and multilingual content management, enable worldwide release and ongoing maintenance of products and content in multiple languages. Its testing services enable clients to reduce downstream support costs, while its product certification and benchmark testing services confirm that the independent software vendors' applications meet industry-defined standards for quality and deliver measurable performance against competitive offerings. Lionbridge has operations in France, Germany, Ireland, the Netherlands, Brazil, China, Japan, South Korea, India and the United States.

SYNTEL, INC. is a worldwide provider of information technology services to Global 2000 companies, as well as to government entities. The Company's service offerings are grouped into three segments e-business, Applications Outsourcing and TeamSourcing. e-business consists of practice areas in Web solutions, customer relationship management, data warehousing/business intelligence and enterprise applications integration services. Applications Outsourcing consists of outsourcing services for ongoing management, development and maintenance of business applications. TeamSourcing consists of professional IT consulting services.

SATYAM COMPUTER SERVICES LIMITED is a global professional IT services company. The Company offers services, including software development, system maintenance, packaged software integration and engineering design services. It uses the Company's global infrastructure to deliver value-added services to its customers to address IT needs in specific industries and to facilitate e-business initiatives. In addition to the Company's core business of providing IT services, it has also invested in related businesses. These IT services include software development, system maintenance, packaged software integration and engineering design services. Satyam offers customers delivery alternatives through its offshore centers located in India, through offsite centers that have been established in markets and through onsite teams operating at the customers' premises.

COGNIZANT TECHNOLOGY SOLUTIONS CORPORATION is a provider of custom IT services related to IT design, development, integration and maintenance services for Fortune 1,000 companies located in the United States and Europe. Cognizant's core competencies include Web-centric applications, data warehousing, component-based development and legacy and client-server systems. Cognizant provides the IT services it offers using an integrated onsite/offshore business model, which combines technical and account management teams located onsite at the customer location and offshore at dedicated development centers located in India and Ireland.

                                     Annex G

     Vanguard Info-Solutions Corporation's Historical Financial Statements
        and Management's Discussion and Analysis of Financial Condition
                            and Results of Operation

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

Overview

         Vanguard Info-Solutions Corporation and its subsidiaries (collectively, "Vanguard") provide value-added information technology services ("IT Services"), customer care and customer acquisition ("Call Center") services and business process outsourcing ("BPO") services to customers principally in the United States and the United Kingdom. Vanguard's services primarily address the telecommunications, medical billing, financial services, debt collection and utility sectors, serving the needs of Global 1000 companies. From its inception in March 2000 through the first quarter of 2004, Vanguard operated principally as an IT service staffing and consulting business and generated its revenues on a fee-for-services basis, principally for one customer. At the end of the first quarter of 2004, Vanguard acquired the first of its two Indian subsidiaries, Vanguard Info-Solution Limited of Delhi, India ("Vanguard-Delhi"). Vanguard-Delhi commenced operations as a Call Center in the first quarter of 2004. At the beginning of the third quarter of 2004, Vanguard acquired the operations of its second Indian subsidiary, Vanguard Business Process Private Limited of Bangalore, India ("Vanguard-Bangalore"). Vanguard-Bangalore commenced operations in the first quarter of 2004. Following these acquisitions, Vanguard focused on an offshore business model.

         Under Vanguard's current business model, its United States operations principally provide IT Services, and Vanguard-Delhi and Vanguard-Bangalore principally provide Call Center and BPO services. As of September 30, 2004, the operations of Vanguard-Delhi and Vanguard-Bangalore provide the majority of Vanguard's revenue and net income. Call Center offerings include telemarketing, help desk, technical support and other customer support. BPO offerings include medical billing, claims processing and debt collection. By leveraging Vanguard's expertise and offshore delivery model, Vanguard intends to grow within each of the IT Services, Call Center and BPO services markets.

         Vanguard adopted its current business plan after a change in control that occurred during the first quarter of 2004. For years 2000 through 2003, during which Vanguard had no subsidiaries and no operations other than its IT Services business based in North Brunswick, New Jersey, Vanguard provided IT Services consulting and staffing services in the areas of telecommunications, web software development, network management, enterprise-wide security, among others, principally through consulting arrangements for staffing. During this period, one customer accounted for substantially all of Vanguard's overall sales. Following the adoption of its current business plan, in 2004, Vanguard's reliance on IT Services declined, as it accounted for approximately 38% of sales during the first nine months of 2004 and 18% during the third quarter. This percentage is decreasing because IT Services revenue is decreasing and revenues from Call Center and BPO Services is increasing at a faster rate. The customer that was the principal client for 2002 and 2003 was also the principal client for Vanguard's IT Services during 2004. Therefore, comparisons of Vanguard's financial position, results of operations and liquidity for periods prior to January 1, 2004 with data as at or for the nine months ended September 30, 2004 may not be meaningful or indicative of results or trends for any future periods.

         Vanguard's results for the 2004 period exclude the results of Vanguard-Delhi prior to April 1, 2004 and the results of Vanguard-Bangalore prior to July 1, 2004. Vanguard believes that, in each case, the results were not material, since in each case the businesses had commenced shortly before their acquisition and had not previously generated material revenues or net income or losses.

         All amounts reflected in the discussion below are in U.S. dollars.

Results of Operations

         The following table summarizes Vanguard's results of operations for 2002, 2003 and for the 2004 period:


                                                                                        NINE MONTHS
                               TWELVE MONTHS               TWELVE MONTHS                   ENDED
                                  ENDED                       ENDED                     SEPTEMBER 30,
                               DECEMBER 31,      % OF       DECEMBER 31,    % OF           2004            % OF
                                  2002         REVENUES        2003        REVENUES     (UNAUDITED)       REVENUES
                              -------------    --------    -------------   --------     -----------       --------
Revenue                        $18,763,077      100.0%      $17,708,266     100.0%       $22,381,052      100.0%
Cost of Revenue                $15,037,844       80.1%      $15,480,868      87.4%       $13,145,460       58.7%
Gross Profit                   $ 3,725,233       19.9%      $ 2,227,398      12.6%       $ 9,235,592       41.3%
Selling, General and
Administrative                 $ 1,758,015        9.4%      $ 1,998,285      11.3%       $ 3,537,177       15.8%
Income from Operations         $ 1,967,218       10.5%      $   229,113       1.3%       $ 5,307,033       23.7%
Net Income                     $ 1,932,430       10.3%      $    94,863       0.5%       $ 7,350,760       32.8%

         With regard to sources of revenues, as noted above, during 2002 and 2003, IT Services accounted for substantially all of Vanguard's revenues. During 2004 Vanguard's revenues were sourced approximately 38% from IT Services, 52% from Call Center and 10% from BPO Services. Vanguard believes that IT Services revenues will decrease, as a percentage of overall revenues, as its Indian operations grow. Vanguard is attempting to maintain the level of business with its significant IT Services customer at current levels, but cannot be certain that historical levels or near-historical levels of this business will continue, due to a pending change in control of the customer, as well as for other reasons. Revenues from Call Center and BPO services were generated from approximately ten customers during 2004. Vanguard's business plan calls for the broadening of its relationship with those customers, thereby generating additional and continuing work, as well as expanding to new customers. Since Vanguard's operations are less than one year old, there are significant risks that it may not maintain or expand revenues from Call Center and business process outsourcing services as contemplated in its plan.

         During the 2004 period, consistent with the adopted business plan, Vanguard commenced operations with its offshore business model and:

         o substantially increased the number of its employees, particularly through the hiring of approximately 1,700 professionals at Vanguard-Delhi and Vanguard-Bangalore, thereby increasing its full-time work force by approximately 3,300% from its December 31, 2003 levels;

         o substantially increased its lease costs and related facility costs by operating its Delhi and Bangalore facility in addition to its United States location thereby increasing these operating costs by approximately 1,600% from its December 2003 levels;

         o  acquired new equipment under equipment leases with third parties;

         o increased the percentage of its revenues that are generated by the Call Center and BPO Services, which have higher margins than IT Services; and

         o significantly increased the number of its employees, which may subject its business to greater risks arising from personnel shortages and increases in personnel costs.


Vanguard received income for its leased equipment from a third party at Vanguard's lease cost. Lease income of $3,060,644 is included in net income for the nine-month period and comprises 41.6% of net income. However, the majority of these leases were sold to the user of the leased equipment, and this level of revenue is not expected to continue in the future.

         Commission income is anticipated to decline beginning in the fourth quarter of 2004.

         Both lease income and commission income are considered other income for financial statement purposes and, therefore, are not considered in the calculation of income from operations.

         During years prior to 2004, while owned by two individuals, Vanguard elected to be taxed as an "S" corporation for federal and state income tax purposes. Commencing January 1, 2004, Vanguard will be taxed as a "C" corporation and will pay income taxes. The results for the 2004 period include a provision for taxes of $275,128. The income of Vanguard-Delhi and Vanguard-Bangalore are subject to an exemption from Indian income taxes through 2009. Under the current business plan, earnings of the Indian businesses will be reinvested overseas and not repatriated to the United States and therefore will not be subject to United States income taxes unless and until distributed as dividends to the United States parent.

Liquidity and Capital Resources

         As of December 31, 2002 and 2003 and September 30, 2004, Vanguard's liquidity position was as follows:

                                                                                  AS OF
                                           DECEMBER 31,       DECEMBER 31,   SEPTEMBER 30, 2004
                                              2002               2003           (UNAUDITED)
                                           ------------       -----------    ------------------
       Cash and Cash Equivalents           $1,127,422          $635,062          $ 27,557
       Working Capital                     $1,812,227          $597,403          $263,668

         IT cash flows for the twelve months ending December 31, 2002 and 2003 and for the 2004 period were as follows:

                                                                                NINE MONTHS
                                                                              ENDED SEPTEMBER 30,
                                             DECEMBER 31,      DECEMBER 31,        2004
                                                2002               2003         (UNAUDITED)
                                           ------------       -----------    ------------------
       Cash from Operations                  $1,286,562           $848,733       $2,869,553
       Cash from Investing                    ($103,352)          ($78,686)     ($1,688,158)
       Cash from Financing                    ($807,367)       ($1,252,094)     ($1,788,900)
       Net Cash Flow                           $375,843          ($482,047)       ($607,505)

         During 2002 and 2003 and during the 2004 period, Vanguard's cash requirements were provided by cash from operations and, to a lesser extent, by borrowings under working capital loans that had been guaranteed by the shareholders. Its working capital loans were repaid in full during the 2004 period. Vanguard plans to fund its operating needs and capital expenditures with cash flow from operations. Expenses relating to its transactions with The A Consulting Team, Inc. and with Mr. Shmuel BenTov, the principal shareholder of that company, in the 2004 period have been funded in substantial part by internal working capital.

Related Party Transaction

         Refer to Note O of the Notes to Vanguard's September 30, 2004 Consolidated Financial Statements for a discussion of related party transactions.

Off Balance Sheet Arrangements

         Vanguard has no off balance sheet arrangements.

Currency Risk

         A significant portion of Vanguard's revenues and costs, as well as a significant portion of its assets, are denominated in Indian Rupees. Currently, Vanguard has not entered into any hedging or other risk mitigation techniques with regard to currency risk.

QUANTITATIVE AND QUALITATIVE DISCLOSURES REGARDING MARKET RISK

In the normal course of its operations, Vanguard is exposed to market risk, including foreign currency, interest, liquidity and credit risks. The Company is exposed to market risk from fluctuations in foreign currency exchange rates. Since a substantial portion of the Company's operations and revenue occurs outside the United States, and in currencies other than the U.S. dollar, the Company's results can be significantly affected by changes in foreign currency exchange rates. To manage its exposure to fluctuations in currency exchange rates, the Company may enter into various financial instruments. Were the foreign currency exchange rates to depreciate immediately and uniformly against the dollar, the Company's reported cash balance and net assets would decrease. The effect on revenues would also be expected to have a material adverse effect on the Company's financial results.

FINANCIAL STATEMENTS

           FISCAL YEAR ENDED DECEMBER 31, 2003 (AUDITED)

                       VANGUARD INFO-SOLUTIONS CORPORATION
                         (Formerly B2B Solutions, Inc.)

                              Financial Statements

                  Years Ended December 31, 2003, 2002 and 2001

                       VANGUARD INFO-SOLUTIONS CORPORATION
                         (Formerly B2B Solutions, Inc.)
                  Years Ended December 31, 2003, 2002 and 2001

                               Table of Contents
                                                                           Page
                                                                          Number
                                                                          ------

INDEPENDENT AUDITORS' REPORT................................................. 1

FINANCIAL STATEMENTS

   BALANCE SHEETS.............................................................2

   STATEMENTS OF INCOME AND RETAINED EARNINGS ................................3

   STATEMENTS OF CASH FLOWS...................................................4

   NOTES TO FINANCIAL STATEMENTS............................................5-9

                                                          [MERCADIEN, P.C. Logo]
                                                    Certified Public Accountants
                                                       A MERCADIEN GROUP COMPANY

                          INDEPENDENT AUDITORS' REPORT

To The Board of Directors and Stockholders of Vanguard Info-Solutions Corporation (formerly B2B Solutions, Inc.)

We have audited the balance sheets of Vanguard Info-Solutions Corporation (formerly B2B Solutions, Inc.) as of December 31, 2003, 2002 and 2001, and the related statements of income and retained earnings, and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vanguard Info-Solutions Corporation (formerly B2B Solutions, Inc.) as of December 31, 2003, 2002 and 2001, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with U.S. generally accepted accounting principles.


/s/ MERCADIEN, P.C
December 15, 2004



   P.O. Box 7648 * Princeton, NJ 08543-7648 o 609.689.9700 o Fax 609.689.9720
                                www.mercadien.com

                   OVER 40 YEARS of SERVICE TO THE COMMUNITY

                       VANGUARD INFO-SOLUTIONS CORPORATION
                         (FORMERLY B2B SOLUTIONS, INC.)

                                 BALANCE SHEETS


                                                                       December 31,
                                                     ----------------------------------------------
                                                         2003             2002              2001
                                                     ------------     ------------       ----------

                                  ASSETS
Current Assets
    Cash and cash equivalents                       $    635,062     $  1,127,422        $  715,365
    Accounts receivable, less allowance for
      doubtful accounts 2003-$45,276;
      2002-$58,447; 2001-$28,167                       1,576,093        3,931,375         1,274,473
    Prepaid taxes                                          1,712            3,648             5,000
    Employee advances                                      5,929            7,913            11,550
                                                    ------------     ------------       -----------
         Total Current Assets                          2,218,796        5,070,358         2,006,388
                                                    ------------     ------------       -----------
 Non-Current Assets
    Property and equipment, net                          181,387          178,628           127,124
    Security deposits                                     12,461            1,328             1,328
                                                    ------------     ------------       -----------
       Total Non-current Assets                          193,848          179,956           128,452
                                                    ------------     ------------       -----------
       Total Assets                                    2,412,644        5,250,314       $ 2,134,840
                                                    ============     ============       ===========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
    Line of credit                                  $    224,996     $          -       $         -
    Current portion of loan payable                        9,852           10,312                 -
    Accounts payable                                   1,201,286        2,967,949           988,291
    Accrued expenses                                     166,621          272,082           315,643
    Customer deposits                                     76,820                -                 -
    Deferred income taxes                                143,278           18,100                 -
    Advances from stockholders                            33,388                -           530,195
                                                    ------------     ------------       -----------
         Total Current Liabilities                     1,856,241        3,268,443         1,834,129
                                                    ------------     ------------       -----------

Loan payable, net of current portion                      16,049           25,902                 -
                                                    ------------     ------------       -----------
         Total Liabilities                             1,872,290        3,294,345         1,834,129
                                                    ------------     ------------       -----------
Stockholders' Equity
   Common stock, no par value; authorized 10,000
      shares; issued and outstanding, 2003-5,000
      shares; 2002 and 2001-10,000 shares
                                                               -                -                 -
    Additional paid-in capital                            10,000           10,000            10,000
    Retained earnings                                    530,354        1,945,969           290,711
    Less cost of treasury stock, 2003- 5,000 shares;
     2002 and 2001- 0 shares                                   -                -                 -
                                                    ------------     ------------       -----------
    Total Stockholders' Equity                           540,354        1,955,969           300,711
                                                    ------------     ------------       -----------
    Total Liabilities and Stockholders' Equity         2,412,644     $  5,250,314         2,134,840
                                                    ============     ============       ===========

                   See Notes to Financial Statements.

                       VANGUARD INFO-SOLUTIONS CORPORATION
                         (FORMERLY B2B SOLUTIONS, INC.)

                   STATEMENTS OF INCOME AND RETAINED EARNINGS


                                                        Year Ended December 31,
                                              ------------------------------------------
                                                  2003          2002             2001
                                              ------------   ------------    -----------
Revenues                                      $17,708,266    $18,763,077     $16,116,052

Cost of revenues                               15,480,868     15,037,844      14,044,765
                                              -----------    -----------     -----------
Gross profit                                    2,227,398      3,725,233       2,071,287
                                              -----------    -----------     -----------
Selling, general and administrative expenses    1,998,285      1,758,015       1,452,143
                                              -----------    -----------     -----------
Income from Operations                           229,113      1,967,218         619,144
                                              -----------    -----------     -----------
Other income (expenses)

    Interest income                                 5,800          6,886          28,464

    Interest expense                               (3,367)        (7,244)           (242)
                                              -----------    -----------     -----------
         Total other income (expenses)              2,433           (358)         28,222
                                              -----------    -----------     -----------
Income before income taxes                        231,546      1,966,860         647,366
                                              -----------    -----------     -----------
Federal and state income taxes                    136,683         34,430          11,128
                                              -----------    -----------     -----------
Net income                                         94,863      1,932,430         636,238

Retained earnings, beginning of year            1,945,969        290,711          64,471

Sub-chapter S distributions                    (1,510,478)      (277,172)       (409,998)
                                              -----------    -----------     -----------

Retained earnings, end of year                $   530,354    $ 1,945,969     $   290,711
                                              ===========    ===========     ===========

                       See notes to financial statements.

                       VANGUARD INFO-SOLUTIONS CORPORATION
                         (FORMERLY B2B SOLUTIONS, INC.)

                            STATEMENTS OF CASH FLOWS


                                                                         Year Ended December 31,
                                                               ------------------------------------------
                                                                   2003           2002            2001
                                                               ------------   ------------    -----------
Cash Flows From Operating Activities
   Net income                                                   $   94,863     $  1,932,430    $   636,238
   Adjustments to reconcile net income to net cash
       provided by operating activities
    Depreciation                                                    63,592           50,646         20,787
    Amortization                                                     1,202            1,202            534
    Provision for doubtful accounts and discounts                  (13,171)          30,280         28,167
    Deferred taxes                                                 125,178           18,100              -
    Changes in assets and liabilities
       Accounts receivable                                       2,368,453       (2,687,182)       158,705
       Prepaid taxes                                                 1,936            1,352         (1,999)
       Employee advances                                             1,984            3,637         (9,926)
       Accounts payable                                         (1,766,663)       1,979,658        223,389
       Accrued expenses                                           (105,461)         (43,561)      (220,121)
       Customer deposits                                            76,820                -              -
                                                              ------------      -----------    -----------
            Net cash provided by operating activities              848,733        1,286,562        835,774
                                                              ------------      -----------    -----------

Cash Flows From Investing Activities
    Security deposits                                              (11,133)               -              -
    Purchases of property and equipment                            (67,553)        (103,352)       (85,107)
                                                              ------------      -----------    -----------
            Net cash used in investing activities                  (78,686)        (103,352)       (85,107)
                                                              ------------      -----------    -----------
Cash Flows From Financing Activities
    Sub-chapter S distributions                                 (1,510,478)        (277,172)      (409,998)
    Notes payable, net                                             224,996                -              -
    Loans payable                                                  (10,313)          36,214              -
    Advances from stockholders, net                                 33,388         (530,195)       187,386
                                                              ------------      -----------    -----------
            Net cash used in financing activities               (1,262,407)        (771,153)      (222,612)
                                                              ------------      -----------    -----------
Net (decrease) increase in cash and cash
  equivalents                                                     (492,360)         412,057        528,055
Cash and cash equivalents, beginning of year                     1,127,422          715,365        187,310
                                                              ------------      -----------    -----------
Cash and cash equivalents, end of year                        $    635,062      $ 1,127,422        715,365
                                                              ============      ===========    ===========
Supplemental Disclosures of Cash Flow
  Information
    Cash paid during the year for
     State income taxes                                       $     11,505      $    16,330    $    15,117
                                                              ============      ===========    ===========
     Interest                                                 $      3,367      $     7,244    $       242
                                                              ============      ===========    ===========

                       See notes to financial statements.

                       VANGUARD INFO-SOLUTIONS CORPORATION
                         (FORMERLY B2B SOLUTIONS, INC.)

                         NOTES TO FINANCIAL STATEMENTS


A. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      NATURE OF BUSINESS
            Vanguard Info-Solutions Corporation (Formerly B2B Solutions, Inc.) (the "Company") was incorporated in the State of New Jersey in 2000 and is a provider of IT consulting and solutions services in the area of telecommunications, web software development, network management and enterprise - wide security.

      BASIS OF ACCOUNTING
            The Company prepares its financial statements on the accrual method of accounting, recognizing revenue when earned and expenses when incurred.

      REVENUE RECOGNITION
            Staffing requirement revenue is recognized as the services are rendered and the related costs are recognized as they are incurred. Fixed price professional services contract revenues are recognized as the services are rendered.

      USE OF ESTIMATES
            The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

      CASH
            For purposes of reporting the statements of cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

      ACCOUNTS RECEIVABLE
            Accounts receivable are customer obligations due under normal trade terms. Management reviews accounts receivable on a regular basis to determine if any receivables will potentially be uncollectible. Accounts receivable balances that are determined to be uncollectible, along with a general reserve, are included in the overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

     PROPERTY, EQUIPMENT AND DEPRECIATION
            Property and equipment is stated at cost. Depreciation is computed on a straight-line basis over the estimated service lives of the respective classes of property as follows:

            Leasehold Improvements                                  Lease Period

            Equipment                                               5 Years

            Furniture and Fixtures                                  7 Years

            Automobile                                              5 Years

                       VANGUARD INFO-SOLUTIONS CORPORATION
                         (FORMERLY B2B SOLUTIONS, INC.)

                         NOTES TO FINANCIAL STATEMENTS

A. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      INCOME TAXES
            Deferred taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary difference are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

      ADVERTISING
            Advertising expense for the years ended December 31, 2003, 2002 and 2001 was $4,186, $8,370, and $3,288, respectively.

      CONCENTRATION OF CREDIT RISK
            The Company maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

B. PROPERTY AND EQUIPMENT

                                                       December 31,
                                          ------------------------------------
                                             2003         2002          2001
                                          ---------    ----------    ---------
            Leasehold improvements        $  18,037    $   18,037    $  18,037
            Equipment                       119,806       117,202       94,171
            Furniture and fixtures           36,159        26,282       26,282
            Automobile                      172,325       117,252       36,931
                                          ---------    ----------    ---------
                     Subtotal               346,327       278,773      175,421
            Less accumulated
             depreciation and
              amortization                 (164,940)     (100,145)     (48,297)
                                          ---------    ----------    ---------
                  Total                   $ 181,387    $  178,628    $ 127,124
                                          =========    ==========    =========

Depreciation and amortization expense was $64,794, $51,848 and $21,321 for the years ended December 31, 2003, 2002 and 2001, respectively.

                       VANGUARD INFO-SOLUTIONS CORPORATION
                         (FORMERLY B2B SOLUTIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

C. INCOME TAXES AND CHANGE IN TAX STATUS

      Deferred tax liabilities consist of the following as of December 31, 2003, 2002 and 2001:

                                              2003         2002         2001
                                           ----------   ----------   ---------

             Deferred tax liabilities:
               Revenue recognition         $  143,278   $   18,100   $       -
                                           ==========   ==========   =========

      The deferred tax amounts mentioned above have been classified on the accompanying balance sheets as of December 31, 2003, 2002 and 2001 as current liabilities.

      The provision for federal and state income taxes charged to operations for the years ended December 31, 2003, 2002 and 2001 consists of the following:
                                              2003         2002         2001
                                           ----------   ----------   ---------
             Current tax expense           $  11,505    $  16,330    $ 11,128
             Deferred tax expense            125,178       18,100           -
                                           ---------    ---------    --------
                                           $ 136,683    $  34,430    $ 11,128
                                           =========    =========    ========

      Prior to January 1, 2004 the Company, with the consent of its stockholders, elected to be taxed under sections of federal and state income tax law, which provide that, in lieu of corporation income taxes, the stockholders separately account for their pro rata shares of the Company's income, deductions, losses and credits. During 2003, the Company's stockholders terminated this election effective with the year beginning on January 1, 2004.

      As a result of the termination effective January 1, 2004 the Company recorded a deferred tax liability by a charge to income tax expense, for temporary differences between the financial reporting and the income tax basis of revenues.

D. PENSION PLAN

      The Company has established a salary deferral plan under Section 401(k) of the Internal Revenue Code (the "IRC"). The plan allows eligible employees to voluntarily defer a portion of their compensation which may not exceed maximum amounts established by the IRC. The Company is required to match a portion of the employees' contribution limited to the lesser of 25% of the employees' contribution or 25% on 6% of the employee's annual gross pay. Total expense recorded for the Company's match was $50,031 for 2003, $18,456 for 2002, and $19,156 for 2001.

      Due to a delay in funding of the employer contribution as required by the plan, the Company may be liable for a non compliance penalty. The amount of this penalty, if any, cannot presently be determined.

                       VANGUARD INFO-SOLUTIONS CORPORATION
                         (FORMERLY B2B SOLUTIONS, INC.)

                          NOTES TO FINANCIAL STATEMENTS

E. SHORT TERM BORROWING

      Line of credit

      The Company has an $850,000 line of credit with a financial institution. Borrowings from the credit line bear interest at the LIBOR rate plus 3.40% and are secured by substantially all assets of the Company. The related debt outstanding at December 31, 2003, is $224,996. No amounts were outstanding as of December 31, 2002 and 2001. $350,000 of the line is guaranteed by the Company's stockholders.

F. ADVANCES FROM STOCKHOLDERS

      Advances from stockholders represent amounts due to stockholders of the Company. The advances are unsecured, bear no interest and have no fixed maturity date.

G. COMMITMENTS AND CONTINGENCIES

      Lease commitments and total rental expense

      The Company rents its premises at 201 North Center Drive, North Brunswick, New Jersey under a lease expiring November 30, 2004. The lease provides that the lessee pay all property taxes, insurance and maintenance plus a base annual rent of $33,399.

      The total rental expense for the years ended December 31, 2003, 2002 and 2001 was $51,733, $53,968 and $55,060, respectively.

      The future minimum rental commitments at December 31, 2003 under the non-cancelable lease are as follows:

          Years Ending December 31,
                2004                                  $ 42,133
                Thereafter                                   -
                                                      --------
                                                      $ 42,133
                                                      ========
      State tax filings

      The Company has nexus in several states other than the State of New Jersey but has not filed state corporate tax returns in those states. The Company's business tax, sales and use tax, payroll and unemployment tax since inception have not been examined by the tax authorities. The management of the Company believes that liability, if any, arising out of examination by the tax authorities will not materially affect the financial position and operating results of the Company.

H. MAJOR CUSTOMER INFORMATION - ECONOMIC DEPENDENCY

      Revenues from one customer amounted to approximately 96%, 93% and 92% of the overall sales for the years ended December 31, 2003, 2002, and 2001, respectively. Accounts receivable from this customer represented approximately 99%, 71%, and 98%, respectively, of total accounts receivable as of December 31, 2003, 2002 and 2001.

                       VANGUARD INFO-SOLUTIONS CORPORATION
                         (FORMERLY B2B SOLUTIONS, INC.)

                         NOTES TO FINANCIAL STATEMENTS

I. RELATED PARTY TRANSACTIONS

      Certain of the individuals who provide services to the Company's customers are employed by various entities that are owned (in whole or in part) by the Company's stockholders or members of their family. Following is a summary of transactions and balances with affiliates for 2003, 2002, and 2001:

                                               2003        2002         2001
                                           -----------  ----------   -----------
        Purchases from affiliates
          (included in Cost of Revenues)   $ 1,430,163  $2,168,614   $ 1,616,184
        Due to affiliates                  ===========  ==========   ===========
          (included in Accounts
          Payable and Accrued Expenses)    $    36,000  $1,189,485   $    49,774
                                           ===========  ==========   ===========
J. LOAN PAYABLE

      Loan payable represents amounts financed with BMW financial services. The loan with BMW financial services is payable in monthly installments of $959 (principal plus interest) and bears interest at the rate of 5.94% per annum. This loan was repaid subsequent to December 31, 2003.

K. TREASURY CAPITAL STOCK

      On December 30, 2003 the Company acquired 500 shares Series A Voting common Stock and 4,500 shares Series B Non-Voting Common Stock held by stockholders.

L. SUBSEQUENT EVENTS

      On December 31, 2003, the stockholders of the Company reached an agreement with Excalibur Investment Group Limited ("Excalibur") that, in exchange for $200,000,500 shares of Series A voting common shares, no par value and 4,500 shares of Series B non-voting common shares, no par value, representing in the aggregate 50% of the outstanding shares of the Company, the Company would acquire 99.90% (directly and through a subsidiary, Castor Finance Company Private Limited) of the issued and outstanding shares of Allserve Systems (India) Ltd., a call center and business process outsourcing center in India. The Company acquired 99.9% of the issued and outstanding shares of Castor Finance Company Private Limited simultaneously with the Allserve transaction. These transactions became effective and were completed before March 31, 2004. The agreement included an option for Excalibur to buy 300 Series A voting common shares, no par value and, 2,700 Series B non-voting common shares, no par value, representing in the aggregate 30% of the issued and outstanding shares of the Company for a consideration of $2,700,000 directly payable to the stockholders of the Company. This option was exercised on January 10, 2004.

      The acquisition was accounted for in 2004 as a purchase. The net book value of Allserve Systems (India) Ltd., as of March 31, 2004 was approximately $3,250,000. This amount, net of the $200,000 cash payment and a $3,249 minority interest, was credited to additional paid in capital in 2004.

           INTERIM PERIOD ENDED SEPTEMBER 30, 2004 (UNAUDITED)






                      VANGUARD INFO-SOLUTIONS CORPORATION

                       Consolidated Financial Statements

                               September 30, 2004
                                  (Unaudited)

                      VANGUARD INFO-SOLUTIONS CORPORATION


                               Table of Contents

                                                                         Page
                                                                        Number
                                                                        ------

FINANCIAL STATEMENTS (UNAUDITED)

   CONSOLIDATED BALANCE SHEET.............................................G-18

   CONSOLIDATED STATEMENT OF INCOME.......................................G-19

   CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY..............G-20

   CONSOLIDATED STATEMENT OF CASH FLOWS ..................................G-21

   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.............................G-22

                      VANGUARD INFO-SOLUTIONS CORPORATION

                           CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                               September 30, 2004

                                  ASSETS
Current Assets
   Cash and cash equivalents                                         $    27,557
   Accounts receivable, less allowance for discounts and
        doubtful accounts of $500,389                                 13,137,361
   Advances to Stockholder                                               298,737
   Deferred taxes                                                         25,929
   Prepaid taxes and other current assets                                 85,494
                                                                     -----------
          Total Current Assets                                        13,575,078
                                                                     -----------
Non-Current Assets
   Property and equipment, net                                        19,908,557
   Security deposits                                                     505,506
                                                                     -----------
          Total Non-Current Assets                                    20,414,063
                                                                     -----------
          Total Assets                                               $33,989,141
                                                                     -----------
               LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
   Notes payable                                                     $   941,405
   Current portion of long term debt                                      99,283
   Current portion of capitalized lease obligations                    4,672,295
   Accounts payable, trade                                             3,963,101
   Accounts payable, affiliate                                         1,770,401
   Accrued expenses                                                    1,421,302
   Income taxes payable                                                  443,623
                                                                     -----------
          Total Current Liabilities                                   13,311,410
                                                                     -----------
Long Term Liabilities
   Long term debt, net of current portion                                136,885
   Capitalized lease obligations, net of current portion               9,425,306
   Minority Interest                                                       4,572
                                                                     -----------
             Total Long Term Liabilities                               9,566,763
                                                                     -----------
Stockholders' Equity
   Common stock, no par value, 10,000 shares authorized,
        issued and outstanding                                               -
   Additional paid-in capital                                          3,055,586
   Retained earnings                                                   7,881,118
   Accumulated other comprehensive income                                174,264
                                                                     -----------
          Total Stockholders' Equity                                  11,110,968
                                                                     -----------
          Total Liabilities and Stockholders' Equity                 $33,989,141
                                                                     ===========


                See notes to consolidated financial statements.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                        CONSOLIDATED STATEMENT OF INCOME
                                  (UNAUDITED)

                      Nine Months Ended September 30, 2004


Revenues                                                           $ 22,381,052
Cost of revenues                                                     13,145,460
                                                                   ------------
   Gross profit                                                       9,235,592
                                                                   ------------
Selling, general and administrative expenses                          3,537,177
Depreciation and amortization - Operations                              397,382
                                                                   ------------
                                                                      3,934,559
                                                                   ------------
Income from Operations                                                5,301,033
                                                                   ------------
Other income (expense):
   Interest expense                                                    (442,541)
   Interest income                                                          992
   Equipment lease expenses                                            (531,692)
   Lease income                                                       3,060,664
   Depreciation - Leased assets                                        (704,100)
   Commission Income                                                    619,283
   Foreign exchange translation                                         437,850
   Miscellaneous expense                                               (110,975)
                                                                   ------------
     Total other income                                               2,329,481
                                                                   ------------
Income before income taxes and minority interest                      7,630,514
Federal and state income taxes                                          275,182
Minority interest in net income of subsidiaries                           4,572
                                                                   ------------
   Net income                                                      $  7,350,760
                                                                   ------------





                See notes to consolidated financial statements.

                      VANGUARD INFO-SOLUTIONS CORPORATION

           CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                                  (UNAUDITED)

                      Nine Months Ended September 30, 2004


                                                                               Accumulated
                                                                                  Other
                                               Comprehensive     Retained      Comprehensive      Common       Additional
                                   Total         Income          Earnings          Loss           Stock       Paid-in Capital
                                 -----------   -------------    -----------    -------------     --------    -------------------
Balance, January 1, 2004          $  540,358    $          -    $   530,358      $     -         $    -         $  10,000
Comprehensive income
  Net income                       7,350,760       7,350,760      7,350,760            -              -                 -
  Other comprehensive
   income, net of tax
   Foreign currency
   translation adjustments           174,264         174,264              -      174,264              -                 -
                                                 -----------
Comprehensive income                             $ 7,525,024
                                                 ============
Acquisition of Castor and
  Vanguard Info-Solution           3,045,586                              -            -              -           3,045,586
                                 -----------                     -----------    ---------         -----         ------------
Balance, September 30, 2004      $11,110,968                     $ 7,881,118    $ 174,264         $   -         $ 3,055,586
                                 ===========                     ===========    =========         =====         ============




                See notes to consolidated financial statements.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                  (UNAUDITED)

                      Nine Months Ended September 30, 2004

Cash Flows from Operating Activities
   Net income                                                    $  7,350,760
   Adjustments to reconcile net income to net
     cash provided by operating activities
        Provision for doubtful accounts and discounts                 455,113
        Foreign currency exchange rate gains                         (437,850)
        Depreciation and amortization                               1,101,482
        Loss on disposal of fixed assets                              107,023
        Deferred taxes                                               (169,207)
        Minority interest in net income of subsidiaries                 4,572
   Changes in assets and liabilities, net of effects
     from acquisition of Vanguard Info-Solution
        Accounts receivable                                        (8,996,671)
        Prepaid taxes and other current assets                        156,727
        Accounts payable and accrued expenses                       2,930,801
        Customer deposits                                             (76,820)
        Income taxes payable                                          443,623
                                                                 ------------
          Net cash provided by operating activities                 2,869,553
                                                                 ------------
Cash Flows from Investing Activities
   Acquisition of Vanguard Info-Solution, net of cash acquired        (43,411)
   Security deposits                                                 (218,358)
   Purchases of property and equipment                             (1,426,389)
                                                                 ------------
        Net cash used in investing activities                      (1,688,158)
                                                                 ------------
Cash Flows from Financing Activities
   Advances to stockholders, net                                     (332,125)
   Notes payable borrowings, net of repayments                        716,409
   Repayments of long term debt                                       (82,613)
   Repayments of capital lease obligations                         (2,090,571)
                                                                 ------------
        Net cash used in financing activities                      (1,788,900)
                                                                 ------------
Net decrease in cash and cash equivalents                            (607,505)
Cash and cash equivalents, beginning of period                        635,062
                                                                 ------------
Cash and cash equivalents, end of period                         $     27,557
                                                                 ============
Supplemental Disclosures of Cash Flow Information
   Cash paid for
        Income taxes                                             $        -
                                                                 ============
        Interest                                                 $    442,541
                                                                 ============
   Capital lease obligations incurred for use of equipment       $ 16,188,172
                                                                 ============



                See notes to consolidated financial statements.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


A.   BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     NATURE OF BUSINESS

         Vanguard Info-Solutions Corporation ("Vanguard USA"), formerly B2B Solutions, Inc. was incorporated in the State of New Jersey in 2000 and is a provider of IT consulting and solutions services in the area of telecommunications, web software development, network management and enterprise - wide security. Vanguard USA's subsidiaries operate in India, providing tele-marketing and business process outsourcing primarily in the areas of medical billing and claims processing, and data processing. Excalibur Investment Group Limited ("Excalibur"), a British Virgin Islands entity, acquired 80% of Vanguard USA during the period.

     PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of Vanguard USA and its subsidiaries. Following are Vanguard USA's subsidiaries and the percentage of ownership at September 30, 2004:

         Castor Finance Company Private Limited ("Castor") - 99.90%

         Castor was incorporated in March 1985 in India under the Companies Act, 1956. Castor acquired a 32% interest in Vanguard Info-Solution Limited effective April 1, 2004. Castor has no operations and its sole asset is its interest in Vanguard Info-Solution Limited.

         Vanguard Info-Solution Limited ("Vanguard Info-Solution") (formerly Allserve Systems (India) Ltd.) - 99.90%

         Vanguard Info-Solution was incorporated in June 2003 in India under the Companies Act, 1956 as a limited company. Vanguard Info-Solution is a 100% Export Oriented Unit (EOU) under the Software Technology Park
         (STP) Scheme. Vanguard Info-Solution commenced its commercial activity on January 1, 2004. Vanguard Info-Solution is an operator of a call center providing tele-marketing and sales representation, and business process outsourcing in the areas of medical billing and claim processing, and data processing. Vanguard Info-Solution has one wholly-owned subsidiary, Vanguard Business Process Private Limited. Vanguard Info-Solution was acquired by Castor and the Company effective April 1, 2004. The accompanying consolidated statement of income includes the operations of Vanguard Info-Solution from April 1 to September 30, 2004.

         Vanguard Business Process Private Limited ("Vanguard Business") was incorporated in May 2004 in India under the Companies Act, 1956. Vanguard Business is a 100% Export Oriented unit (EOU) under the Software Technology Park (STP) Scheme. Vanguard Business is an operator of a call center providing tele-marketing and sales representation, and business process outsourcing in the areas of medical billing and claim processing, and data processing. Vanguard Info-Solution acquired Vanguard Business effective July 1, 2004. The accompanying consolidated statement of income includes the operations of Vanguard Business from July 1 to September 30, 2004.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

A. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     PRINCIPLES OF CONSOLIDATION (CONTINUED)
         All material intercompany accounts and transactions are eliminated in consolidation. Castor, Vanguard Info-Solutions and Vanguard Business are collectively referred to herein as the "Indian Subsidiaries". Vanguard USA and the Indian Subsidiaries are collectively referred to herein as the "Company".

     BASIS OF ACCOUNTING
         The Company prepares its financial statements on the accrual method of accounting, recognizing revenue when earned and expenses when incurred.

     REVENUE RECOGNITION
         Staffing requirement revenue is recognized as the services are rendered and the related costs are recognized as they are incurred. Fixed price professional services contract revenues are recognized as the services are rendered.

     COMMISSION INCOME
         During the nine months ending September 30, 2004, Vanguard USA recorded revenues totaling $619,283 for billing services provided to another IT service provider.

     USE OF ESTIMATES
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     CASH
         For purposes of reporting the statements of cash flows, the Company considers all cash accounts, which are not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     ACCOUNTS RECEIVABLE
         Accounts receivable are customer obligations due under normal trade terms. Management reviews accounts receivable on a regular basis to determine if any receivables will potentially be uncollectible. Accounts receivable balances that are determined to be uncollectible, along with a general reserve, are included in the overall allowance for doubtful accounts. After all attempts to collect a receivable have failed, the receivable is written off against the allowance.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


A. BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     PROPERTY EQUIPMENT AND DEPRECIATION
         Property and equipment is stated at cost. Depreciation is computed on a straight-line basis over the estimated service lives of the respective classes of property.

         The estimated useful lives of property and equipment for the purposes of computing depreciation are as follows:

                    Computers Equipment              5 years
                    Computer Software                5 years
                    Leasehold Improvements           Lease period
                    Furniture & Fixtures             7 years
                    Office Equipment                 5 years
                    Vehicles                         5 years

     INCOME TAXES
         Deferred taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary difference are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

     CONCENTRATION OF CREDIT RISK
         The financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents. The Company holds no collateral for these financial instruments. Accounts receivables are typically unsecured and are derived from revenues earned from customers located in the United States of America and the United Kingdom. The Company monitors the creditworthiness of its customers to which it grants credit terms in the normal course of business. Further, the Company has taken credit insurance for its factored accounts receivables.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

B.   ACQUISITIONS

     On December 31, 2003, the stockholders of Vanguard USA reached an agreement with Excalibur that, in exchange for $200,000, 500 shares of Series A voting common shares, no par value, and 4,500 shares of Series B non-voting common shares, no par value, representing in the aggregate 50% of the outstanding shares of Vanguard USA, Vanguard USA would acquire 99.90% (directly and through its subsidiary Castor) of the issued and outstanding shares of Vanguard Info-Solution (formerly Allserve Systems (India) Ltd.), a call center and business process outsourcing center in India. Vanguard USA acquired 99.9% of the issued and outstanding shares of Castor simultaneously with the Vanguard Info-Solution transaction. These transactions became effective and were completed before April 1, 2004. The agreement included an option for Excalibur to buy 300 Series A voting common shares, no par value and, 2,700 Series B non-voting common shares, no par value, representing in the aggregate 30% of the issued and outstanding shares of Vanguard USA for a consideration of $2,700,000 directly payable to the stockholders of Vanguard USA. This option was exercised on January 10, 2004.

     The acquisition was accounted for in 2004 as a purchase. The net book value of Vanguard Info-Solution as of March 31, 2004 was approximately $3,250,000. This amount, net of the $200,000 cash payment and a $3,249 minority interest, was credited to additional paid in capital in 2004.

     Vanguard Business, pursuant to a memorandum of understanding dated June 17, 2004, acquired property, equipment and certain other assets comprising a call center in Bangalore, India for approximately $1,200,000. This acquisition was effective July 1, 2004. Vanguard Business also assumed a lease in connection with this transaction (Note L).

C.   ACCOUNTS RECEIVABLE, TRADE

     Accounts receivable as of September 30, 2004, consist of:


     Accounts receivable as of September 30, 2004, consist of:
       Factored trade receivables with recourse                   $   997,351
       Non-factored trade receivables                               9,796,262
       Lease income receivable, non-trade                           2,343,748
                                                                  -----------
       Accounts receivable                                        $13,137,361
                                                                  -----------


     Under the terms of the Factoring Agreement described in Note H, certain receivables of Vanguard Info-Solution are assigned to a factor, SBI Factor & Commercial Services Private Limited and a substantial portion of its remaining accounts receivable are pledged under the Factor Agreement. Vanguard Info-Solution receives advances from SBI equal to 80% of factored accounts receivables.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

D.   PROPERTY AND EQUIPMENT

     Property and equipment consist of the following at September 30, 2004:



          Computer Equipment, including assets
             acquired under capital leases
             of $16,188,172                                  $ 18,968,871
          Computer Software                                     1,226,765
          Leasehold improvements                                  639,866
          Furniture and fixtures                                  215,769
          Office Equipment                                        124,160
          Vehicles                                                 24,446
                                                              -----------
               Subtotal                                        21,199,877
          Less accumulated depreciation
            and amortization, including
            amounts applicable to assets
            acquired under capital leases
            of $704,100                                        (1,291,320)
                                                              -----------
               Total                                          $19,908,557
                                                              ===========

     Substantially all of the Company's fixed assets secure its obligations under capital leases and long term debt.

     Depreciation and amortization expense was $1,101,482 for the nine months ended September 30, 2004.

E.   INCOME TAXES AND CHANGE IN TAX STATUS

     Deferred tax liabilities consist of the following as of September 30, 2004:


     Deferred tax asset
         Accounts receivable reserves                        $ 25,929
                                                             ========

     The deferred tax amount detailed above has been classified on the accompanying balance sheet as of September 30, 2004 as a current asset.

     The provision for federal and state income taxes charged to operations for the nine months ended September 30, 2004 consists of the following:

          Current tax expense                         $ 444,419
          Deferred tax expense                         (169,237)
                                                      ---------
                                                      $ 275,182
                                                      =========

     Prior to January 1, 2004, Vanguard USA, with the consent of its stockholders, elected to be taxed under sections of federal and state income tax law, which provide that, in lieu of corporation income taxes, the stockholders separately account for their pro rata shares of Vanguard USA's income, deductions, losses and credits. During 2003, Vanguard USA's stockholders terminated this election effective with the year beginning on January 1, 2004.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


E.   INCOME TAXES AND CHANGE IN TAX STATUS (CONTINUED)

     As a result of the termination effective January 1, 2004, Vanguard USA recorded a deferred tax liability in 2003 by a charge to income tax expense, for temporary differences between the financial reporting and the income tax basis of revenues. Beginning January 1, 2004, Vanguard USA is taxed as a United States "C" Corporation.

     The Indian Subsidiaries benefit from exemptions from payment of Indian corporate income taxes for a period of ten consecutive years as software development facilities designated as "Software Technology Park" (STP units) subject to fulfillment of specified conditions. The benefits of such tax incentive will expire in 2009. Deferred tax assets created are likely to be reversed by fiscal 2009; therefore a valuation allowance has been recorded. Deferred tax liabilities created are also likely to be reversed by fiscal 2009 and therefore are not accrued. Significant components of activities that give rise to deferred tax assets and liabilities were as follows:

     Deferred tax assets:
        Preliminary expenses                                       $  5,606
        Expenses allowable for tax purposes when paid                12,658
                                                                   --------
          Gross deferred tax assets                                  18,264
     Less: Valuation allowance                                       18,264
                                                                   --------
          Net deferred tax assets (A)                                     -
                                                                   --------
     Deferred tax liabilities:
        Depreciation                                                583,189
        Less: Deferred tax liability not recognized                (583,189)
                                                                   --------
              Net Deferred tax liabilities (B)                            -
                                                                   --------

              Net Deferred tax assets/(liabilities) (A - B)        $      -
                                                                   ========

     Undistributed earnings of the Indian Subsidiaries aggregated approximately $4,600,000 as of September 30, 2004. Under existing laws, such earnings will not be subject to U.S. tax until distributed as dividends. Because these undistributed earnings are expected to be indefinitely reinvested overseas, deferred income taxes have not been provided thereon. If these amounts were not considered to be permanently reinvested, additional deferred tax of approximately $1,500,000 would have been provided.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


F.   PENSION AND RETIREMENT PLANS

     401(k) Plan - Vanguard USA

     Vanguard USA has established a salary deferral plan under Section 401(k) of the Internal Revenue Code (the "IRC") for its employees in the United States. The plan allows eligible employees to voluntarily defer a portion of their compensation which may not exceed maximum amounts established by the IRC. Vanguard USA is required to match a portion of the employees' contribution limited to the lesser of 25% of the employees' contribution or 25% on the first 6% of the employee's annual gross pay. Total expense recorded for the Vanguard USA's match was $29,159 for the nine months ended September 30, 2004.

     In 2004, Vanguard USA discovered that it had failed to remit its 2001 through 2003 employer contributions as required by the plan. Vanguard USA is in the process of remitting its unpaid contributions and has submitted an application to the IRS under its Voluntary Correction Program. As of September 30, 2004, Vanguard USA has accrued for the unfunded contributions and anticipates that further costs to correct this situation, if any, will be minimal.

     Provident Fund - Indian Subsidiaries

     In accordance with Indian law, all employees in India are entitled to receive benefits under the provident fund, which is a defined contribution plan. Both, the employee and employer make monthly contributions to the plan at a predetermined rate (presently 12%) of the employees' basic salary. The employer has no further obligations under the plan beyond its monthly contributions. These contributions are made to the fund administered and managed by the Government of India. The Indian Subsidiaries' monthly contributions are charged to income in the year incurred. During the period, the Indian Subsidiaries contributed $72,202.

     Gratuity Plan - Indian Subsidiaries

     In addition to the above benefit, the Indian Subsidiaries provide for their employees a gratuity plan (the "Gratuity Plan"), a defined benefit retirement plan covering all employees, when the terms of employment so provide as per the Payment of Gratuity Act, prevalent in India. The Gratuity Plan provides a lump sum payment to vested employees at retirement or termination of employment based on the respective employee's salary and the years of employment with the Company. Employers are vested in the Gratuity Plan upon five years of continuous service.

     The Indian Subsidiaries accrue a liability under the Gratuity Plan on the basis of an actuarial valuation. The entire amount is unfunded.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


G.   PENSION AND RETIREMENT PLANS

     The following table sets forth the status of the Gratuity Plan of the Indian Subsidiaries, and the amounts recognized in the balance sheet as of September 30, 2004.

     Amounts recognized on the balance sheet
     Accrued benefit cost                                 $     21,655
                                                          ============
     Assumptions:
        Discount rate
          Vanguard Info-Solution                                  7.50%
          Vanguard Business                                       7.00%
        Annual increase in compensation
          Vanguard Info-Solution                                  5.00%
          Vanguard Business                                 8.00% for 5
                                                              years, 6%
                                                             thereafter
     Additional data:
        Net periodic cost                                 $      6,557
                                                          ============
        Benefits paid                                     $          -
                                                          ============

H.   NOTES PAYABLE

     Line of Credit

     Vanguard USA had a $850,000 line of credit with a financial institution. Borrowings from the credit line bore interest at the LIBOR rate plus 3.40% (4.89% as of September 30, 2004) and were secured by substantially all assets of Vanguard USA. The related debt outstanding at September 30, 2004 was $438,403. This line expired on November 30, 2004 and was not renewed.

     Factor Loan

     Pursuant to a "Factoring Agreement", loans taken from SBI Factors & Commercial Services Private Limited are secured by all present and future goods, receivables and all other movable assets except for that computer equipment which is security for equipment loans further secured by the corporate guarantee of Allserve Systems Plc., UK, in the amount of $538,000. The total amount of revolving facility under the said agreement with recourse is $750,000 and the Company can receive prepayments up to 80% of the factored receivables up to $538,000. The weighted average interest rate on such loan was 8.50% per annum for the period. As of September 30, 2004, out of the sanctioned limit, the Company has factored receivables of $997,351 and has been advanced $503,002.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


I.   ADVANCES TO STOCKHOLDER

     Advances to Stockholder represents amount due from a stockholder of the Company. The advances are unsecured, bear no interest and have no fixed maturity date. Management anticipates that this amount will be repaid currently.

J.   LONG-TERM DEBT

     Long-term debt as of September 30, 2004 consists of:

     Vehicle loan from bank                                   $    13,905
     Equipment loans from others                                  222,263
                                                              -----------
       Total debts                                                236,168
     Less: Current portion of long-term debts                      99,283
                                                              -----------
       Long-term debts, net of current portion                $   136,885
                                                              ===========


     The following is a schedule by year of the future maturities of long term debt:

     Year ending September 30,
          2005                                                 $  99,283
          2006                                                   105,432
          2007                                                    31,453
                                                               ---------
                                                               $ 236,168
                                                               =========

     The vehicle loan is secured by the vehicle. The weighted average interest rate on such loan was 6.78% per annum for the period.

     Equipment loans are secured by 450 Computers & Peripherals and the related operating system software purchased with the proceeds of such loans. The weighted average interest rate on such loans was 9.26% per annum for the period.

K.   CAPITAL LEASE OBLIGATIONS

     As of September 30, 2004 certain computer equipment, is being acquired under capital leases which contain purchase options under which Vanguard USA may purchase the equipment for $1 at the expiration of the leases in 2007. The equipment and the related liability under the capital leases were recorded in 2004 at the present value of the future payments due under the leases, as determined with discount rates of 5.95% and 7.35%. The related liability under the capital leases, with a September 30, 2004 balance of $14,097,601, is due in monthly installments of $498,787, including interest, through March 2007, reducing to $323,408 through June 2007.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)

K.   CAPITAL LEASE OBLIGATIONS (CONTINUED)

     The following is a schedule by year of the future minimum lease payments under the capital leases together with the present value of the net minimum lease payments as of September 30, 2004:

      Year ending September 30,
         2005                                               $  5,486,337
         2006                                                  5,985,095
         2007                                                  3,962,774
                                                            ------------
      Total minimum lease payments                            15,434,206
      Less the amount representing interest                    1,336,605
                                                            ------------
      Present value of net minimum lease payments           $ 14,097,601
                                                            ============

     On August 20, 2004 Vanguard USA incorporated a wholly-owned subsidiary named B2B Solutions USA, Inc. ("B2B USA") under the laws of the State of Delaware. In December 2004, Vanguard USA assigned its interest in the assets held under capital leases (Note D) and the related obligation (Note
     K) to its subsidiary, B2B USA, with the consent of the lessor. Thereafter and during December 2004, Vanguard USA sold 100% of the shares of B2B USA to a third party. This third party has agreed to reimburse Vanguard USA for all payments made with respect to the capital lease obligations and the computer equipment leases described in Note L.

L.   COMMITMENTS AND CONTINGENCIES

     Lease Commitments

     As of December, 2004, Vanguard USA rents its office premises in New Jersey from one of its stockholders on a month to month basis. No formal lease has been executed between Vanguard USA and the stockholder. Vanguard USA has entered into various leases for computer equipment which expire through July 2005.

     The following is a schedule of future minimum rental payments related to Vanguard USA computer equipment as of September 30, 2004:

             Year ending September 30,
                     2005                       $ 1,478,971
                     2006                         1,263,765
                     2007                           283,404
                                                -----------
                                                $ 3,026,140
                                                ===========

     Rent expense under these leases for the nine months ended September 30, 2004 was $531,692. As noted above in Note K, a third party has agreed to reimburse Vanguard USA for these payments.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


L.   COMMITMENTS AND CONTINGENCIES (CONTINUED)

     Lease Commitments (Continued)

     Vanguard Info-Solution leases office space pursuant to a lease dated October 1, 2003. The lease period is for three years and renewable for further six years at the option of the Vanguard Info-Solution. The lease rent will escalate by 15% at the end of each three year period. There are no restrictions imposed by lease arrangements.

     The following is a schedule of future minimum rental payments related to the Vanguard Info-Solution lease as of September 30, 2004:

          Year ending September 30,

                    2005               $   433,742
                    2006                   433,742
                    2007                   498,803
                    2008                   498,803
                    2009                   498,803
                    Thereafter           1,720,871
                                       -----------
                                       $ 4,084,764
                                       ===========


     Rent expense for the six months ended September 30, 2004 under this lease was $217,871.


     Vanguard Business leases office premises pursuant to a lease dated July 1, 2004. The lease period is for eleven years. The lease agreement contains a clause for escalation of rent every 3 years by mutual agreement or 25% increase in rent in case the agreement is not renewed mutually. There are no restrictions imposed by the lease arrangements.

     The following is a schedule of future minimum rental payments related to the Vanguard Business lease as of September 30, 2004:


               Year ending September 30,

                         2005                  $ 99,904
                         2006                    99,904
                         2007                   106,148
                         2008                   124,880
                         2009                   124,880
                         Thereafter             952,208
                                            -----------
                                            $ 1,507,924
                                            ===========


     Rent expense for the three month ended September 30, 2004 under this lease was $25,091.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


L.   COMMITMENTS AND CONTINGENCIES (CONTINUED)

     State Tax Filings

     The Company has nexus in several states other than the State of New Jersey but has not filed state corporate tax returns in those states. The Company's business tax, sales and use tax, payroll and unemployment tax since inception have not been examined by the tax authorities. The management of the Company believes that liability, if any, arising out of examination by the tax authorities will not materially affect the financial position and operating results of the Company.

     Capital commitments

     Vanguard Info-Solution has entered into certain agreements to purchase computer systems and software, which were not fulfilled as of September 30, 2004. The outstanding commitment for such purchases was approximately $565,000 as of September 30, 2004.

     Bonds and bank guarantees

     As required by local law as Export Oriented Units registered with the Software Technology Park of India, the Indian Subsidiaries have executed general bonds totaling approximately $470,000 in favor of the President of India and has also given bank guarantees of approximately $23,000 as of September 30, 2004 to secure their export obligations.

     As of September 30, 2004, the Indian Subsidiaries have utilized approximately $174,000 of the general bond balance due to duty forgone for imports and local purchases, and as such, the unutilized balance is approximately $296,000.

M.   FAIR VALUE OF FINANCIAL INSTRUMENTS

      The Company's financial instruments consist primarily of cash and cash equivalents, accounts receivable, investments, accounts payable and accrued liabilities. The current carrying amount of these instruments approximates fair market value due to the relatively short period of time to maturity for these instruments and nature of such financial instruments.

N.   MAJOR CUSTOMER INFORMATION - ECONOMIC DEPENDENCY

     Revenues from one customer of Vanguard USA amounted to approximately 35% of consolidated revenues for the period. Amounts receivable from this customer represented approximately 11% of consolidated accounts receivable at September 30, 2004. Subsequent to September 30, this customer reduced significantly its purchases from Vanguard USA due to the customer's restructuring of its operations and Vanguard USA's significant reliance on revenues from this customer.

     Revenues from one customer of the Indian Subsidiaries amounted to approximately 15% of consolidated revenues for the nine months ended September 30, 2004. Amounts receivable from two customers of the Indian Subsidiaries represented approximately 38% of consolidated accounts receivable as of September 30, 2004.

                      VANGUARD INFO-SOLUTIONS CORPORATION

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


O.   RELATED PARTY TRANSACTIONS

     The Company provides billing and collection services to an entity owned by one of the Company's stockholders. This related entity is not charged a fee for this service. As of September 30, 2004 this affiliate was owed $1,770,400 with respect to collections received by the Company which have not yet been remitted.

P.   SUBSEQUENT EVENT

     On January 21, 2005, Vanguard USA and its stockholders entered into a Share Exchange Agreement with The A Consulting Team, Inc. ("TACT"), a New York corporation, and the authorized representative named therein providing for an exchange of 7,312,796 shares of TACT. Additionally, also on January 21, 2005, TACT entered into a Stock Purchase Agreement with Oak Finance Investments Limited ("Oak"), a British Virgin Islands company, providing for the sale of between 625,000 and 1,250,000 of TACT common shares to Oak at a cash purchase price of $8.00 per share. If these transactions are approved by the stockholders of TACT, upon their completion, the former shareholders of Vanguard will own between 67.5% and 71.7% of TACT's issued and outstanding shares of Common Stock, and Oak and other purchasers to whom it may assign its rights will own between 16.2% and 21.0% of TACT's issued and outstanding shares of Common Stock. These transactions will result in a change of control of TACT. If the proposed transactions are approved and completed, Vanguard USA and its Indian Subsidiaries will become wholly-owned subsidiaries of TACT.

     The board of directors of TACT has approved the Share Exchange Agreement and the Stock Purchase Agreement and recommended that stockholders of TACT vote to approve and adopt the share exchange proposal (the "Share Exchange") and the share issuance proposal (the "Share Issuance"), as well as the proposal to change the name of TACT to "Vanguard Info-Solutions International Inc."

     Completion of the proposed transaction is subject to various conditions, including approval by a majority of the current stockholders of TACT.

                                    ANNEX H


PRO FORMA FINANCIAL INFORMATION

VANGUARD INFO-SOLUTIONS CORPORATION/THE A CONSULTING TEAM, INC

PRO FORMA UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

In January 2005, the Company signed a Share Exchange Agreement with Vanguard Info-Solutions Corporation (Vanguard), whereby the Company agreed to issue 7,312,796 shares of Common Stock to the Vanguard shareholders in exchange for all of the outstanding capital stock of Vanguard. In addition, the Company signed a Stock Purchase Agreement with Oak, whereby Oak agreed to purchase a minimum of 625,000 shares of Common Stock directly from the Company for $8.00 per share.

The 7,312,796 shares of Common Stock to be issued by the Company to the Vanguard shareholders represent approximately 71% of the Company's issued and outstanding voting Common Stock. Accordingly, this business combination is considered to be a reverse acquisition. As such, for accounting purposes, Vanguard is considered to be the acquirer while the Company is considered to be the acquiree.

The following pro forma unaudited consolidated balance sheet has been prepared by taking the September 30, 2004 balance sheets of the Company and Vanguard and giving effect to the reverse acquisition of Vanguard and the purchase of shares by Oak, as if they had occurred on September 30, 2004. The pro forma consolidated condensed balance sheet has been prepared for information purposes only and does not purport to be indicative of the financial condition that necessarily would have resulted had this transaction taken place as of September 30, 2004.

The following pro forma unaudited consolidated condensed statements of operations for the year ended December 31, 2003 and the nine months ended September 30, 2004, gives effect to the Company's reverse acquisition of Vanguard and the purchase of shares by Oak, as if they had occurred at the beginning of the respective periods. The revenues and results of operations included in the following pro forma unaudited consolidated condensed statement of operations are not considered necessarily indicative of the results of operations for the periods specified had the transaction actually been completed at the beginning of the periods.

These financial statements should be read in conjunction with the notes to the pro forma unaudited consolidated condensed financial statements, which follow, the financial statements of the Company and related notes thereto (as previously filed), and the financial statements of Vanguard and related notes thereto, included in Annex G.

VANGUARD INFO-SOLUTIONS CORPORATION
PRO FORMA UNAUDITED CONSOLIDATED CONDENSED BALANCE SHEET
AT SEPTEMBER 30, 2004

                                                       VANGUARD          TACT
                                                      HISTORICAL      HISTORICAL
                                                     SEPTEMBER 30,   SEPTEMBER 30,         MERGER         PRO FORMA
                                                         2004            2004          ADJUSTMENTS        COMBINED
                                                    ---------------  -------------   ---------------    --------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                        $     27,557    $   884,402      $  5,000,000 e    $  5,911,959
     Accounts receivable                                13,137,361      5,017,121                 -        18,154,482
     Unbilled receivables                                        -        301,111                 -           301,111
     Deferred Taxes                                         25,929              -                 -            25,929
     Advance to Stockholder                                298,737              -                 -           298,737
     Prepaid expenses and other
       current assets                                       85,494        223,143           (40,000)e         268,637
                                                    ---------------  -------------   ---------------    --------------
          Total current assets                          13,575,078      6,425,776         4,960,000        24,960,854
     Investments, net                                            -         87,059                 -            87,059
     Property and equipment, net                        19,908,557        553,224       (15,484,072)f       4,977,709
     Goodwill                                                    -      1,140,964        (1,140,964)d               -
     Goodwill (New)                                              -              -         6,700,841 b       6,700,841
     Intangibles, net                                            -         52,000                 -            52,000
     Deposits and Other                                    505,506        129,363                 -           634,869
                                                    ---------------  -------------   ---------------    --------------
          Total assets                                $ 33,989,141    $ 8,388,385      $ (4,964,194)     $ 37,413,331
                                                    ===============  =============   ===============    ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
     Note payable                                          941,405              -                 -           941,405
     Accounts payable and accrued expenses               5,384,403      1,745,637         1,800,000 a/e     8,930,040
     Accounts payable, affiliate                         1,770,401              -                 -         1,770,401
     Capital lease obligation                            4,672,295        290,517        (4,672,295)f         290,517
     Deferred income taxes                                       -         28,125                 -            28,125
     Income taxes payable                                  443,623              -                 -           443,623
     Current portion of long-term debt                      99,283        244,371                 -           343,654
                                                    ---------------  -------------   ---------------    --------------
          Total current liabilities                     13,311,410      2,308,650        (2,872,295)       12,747,765
LONG-TERM LIABILITIES:
     Long-term debt, net of current portion                136,885         17,028                 -           153,913
     Capital lease obligation,
       net of current portion                            9,425,306              -        (9,425,306)f               0
     Minority Interest                                       4,572              -                 -             4,572
                                                    ---------------  -------------   ---------------    --------------
                                                         9,566,763         17,028        (9,425,306)          158,485

     Total Liabilities                                  22,878,173      2,325,678       (12,297,601)       12,906,250
SHAREHOLDERS' EQUITY:
     Preferred stock, $.01 par value;                            -          5,716            (5,716)c               -
     Common stock, $.01 par value;
     30,000,000 shares authorized;                               -         21,096           (21,096)c         102,033
                                                                                              6,250 e
                                                                                             95,783 a
     Paid-in capital                                     3,055,586     34,163,487       (34,163,487)c       3,055,586
                                                                                          9,726,802 a       9,726,802
                                                                                          4,953,750 e       4,953,750
     Accumulated income(deficit)                         7,881,118    (28,127,592)       28,127,592 c       7,881,118
                                                                                         (1,386,471)f      (1,386,471)

     Accumulated other comprehensive loss                  174,264              -                 -           174,264
                                                    ---------------  -------------   ---------------    --------------
     Total shareholders' equity                         11,110,968      6,062,707         7,333,407        24,507,082
                                                    ---------------  -------------   ---------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $ 33,989,141    $ 8,388,385      $ (4,964,194)     $ 37,413,332
                                                    ===============  =============   ===============    ==============

VANGUARD INFO-SOLUTIONS CORPORATION
PRO FORMA UNAUDITED CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
FOR THE YEAR ENDED DECEMBER 31, 2003



                                                           VANGUARD             TACT
                                                          HISTORICAL         HISTORICAL
                                                          YEAR ENDED         YEAR ENDED
                                                         DECEMBER 31,       DECEMBER 31,        MERGER            PRO FORMA
                                                             2003               2003          ADJUSTMENTS         COMBINED
                                                        ---------------    ---------------    -----------      -------------
REVENUES                                                  $ 17,708,266       $ 21,645,763            $ -       $ 39,354,029
Cost of revenues                                            15,480,868         15,829,442              -         31,310,310
                                                        ---------------    ---------------    -----------      -------------
Gross Profit                                                 2,227,398          5,816,321              -          8,043,719
                                                                                                                          -
OPERATING EXPENSES:                                                                                                       -
Selling, general & administrative                            1,998,285          5,065,462              -          7,063,747
Depreciation  & Amortization-Operations                              -            752,609              -            752,609
Provision for doubtful accounts                                      -             40,000              -             40,000
                                                        ---------------    ---------------    -----------      -------------
                                                             1,998,285          5,858,071              -          7,856,356
                                                        ---------------    ---------------    -----------      -------------
Income (loss) from operations                                  229,113            (41,750)             -            187,363

OTHER INCOME(EXPENSE):
Interest expense, net                                            2,433            (58,055)             -            (55,622)
                                                        ---------------    ---------------    -----------      -------------
                                                                 2,433            (58,055)             -            (55,622)
                                                        ---------------    ---------------    -----------      -------------
INCOME (LOSS) BEFORE INCOME TAXES & MINORITY INTEREST          231,546            (99,805)             -            131,741
Provision (Benefit) for income taxes                           136,683             23,500         32,253 bb         192,436
Minority interest in net income of subsidiaries                      -
                                                        ---------------    ---------------    -----------      -------------
Net income (loss)                                             $ 94,863         $ (123,305)     $ (32,253)         $ (60,695)
                                                        ===============    ===============    ===========      =============

Earning per share:                                             $ 18.97                                              $ (0.01)
                                                        ===============                                         ============

VANGUARD INFO-SOLUTIONS CORPORATION
PRO FORMA UNAUDITED CONSOLIDATED CONDENSED STATEMENT OF EARNINGS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

                                                         VANGUARD             TACT
                                                         HISTORICAL       HISTORICAL
                                                           NINE              NINE
                                                        MONTHS ENDED     MONTHS ENDED
                                                        SEPTEMBER 30,     SEPTEMBER 30,        MERGER            PRO FORMA
                                                           2004               2004          ADJUSTMENTS          COMBINED
                                                      --------------     --------------     ------------       ------------
REVENUES                                                $ 22,381,052       $ 18,733,064              $ -       $ 41,114,116
Cost of revenues                                          13,145,460         13,045,840                -         26,191,300
                                                      --------------     --------------     ------------       ------------
Gross Profit                                               9,235,592          5,687,224                -         14,922,816
                                                                                                                          -
OPERATING EXPENSES:                                                                                                       -
Selling, general & administrative                          3,537,177          4,385,462          650,000 aa       8,572,639
Depreciation & Amortization-Operations                       397,382            292,660                -            690,042
                                                                                                                          -
                                                      --------------     --------------     ------------       ------------
                                                           3,934,559          4,678,122          650,000          9,262,681
                                                      --------------     --------------     ------------       ------------
Income (loss) from operations                              5,301,033          1,009,103         (650,000)         5,660,136

OTHER INCOME(EXPENSE):
Interest expense, net                                       (441,549)           (22,501)         430,511 cc         (33,539)
Equipment lease expenses                                    (531,692)                 -                            (531,692)
Lease income                                               3,060,664                  -       (2,528,972)cc         531,692
Depreciation-Leased assets                                  (704,100)                 -          704,100 cc               -
Commission Income                                            619,283  dd              -                             619,283
Foreign exchange translation                                 437,850                  -                             437,850
Miscellaneous expense                                       (110,975)                 -                            (110,975)
                                                      --------------     --------------     ------------       ------------
                                                           2,329,481            (22,501)      (1,394,361)           912,619
                                                      --------------     --------------     ------------       ------------
INCOME (LOSS) BEFORE INCOME TAXES & MINORITY INTEREST      7,630,514            986,602       (2,044,361)         6,572,755
Provision (Benefit) for income taxes                         275,182             98,988                             374,170
Minority interest in net income of subsidiaries                4,572                  -                -              4,572
                                                      --------------     --------------     ------------       ------------
Net income (loss)                                        $ 7,350,760          $ 887,614     $ (2,044,361)       $ 6,194,013
                                                      ==============     ==============     ============       ============


Earning per share:                                          $ 735.08                                                 $ 0.61
                                                      ==============                                           ============

         VANGUARD INFO-SOLUTIONS CORPORATION/THE A CONSULTING TEAM, INC

  NOTES TO THE PRO FORMA UNAUDITED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS



The accompanying pro forma unaudited consolidated condensed balance sheet at September 30, 2004 and statements of operations for the year ended December 31, 2003 and nine months ended September 30, 2004, present the financial position and results of operations of the Company and Vanguard giving effect to the reverse acquisition to be consummated if Proposal 2 is approved by the shareholders and the purchase of shares by Oak to be consummated if Proposal 3 is approved by the stockholders.

In January 2005, the Company signed a Share Exchange Agreement with Vanguard Info-Solutions Corporation (Vanguard), whereby the Company agreed to issue 7,312,796 shares of common stock to the shareholders of Vanguard in exchange for all of the outstanding stock of Vanguard. In addition, the Company signed a Stock Purchase Agreement with Oak Finance Investments Limited ("Oak"), whereby Oak agreed to purchase a minimum of 625,000 shares of common stock directly from the Company for $8.00 per share.

The 7,312,796 shares of common stock to be issued by the Company to the selling shareholders represent approximately 71% of the voting common stock of the Company. Accordingly, this business combination is considered to be a reverse acquisition. As such, for accounting purposes, Vanguard is considered to be the acquirer while the Company is considered to be the acquiree.


The adjustments below were prepared based on estimates or approximations. It is possible that the actual amounts recorded may have an impact on the results of operations and the balance sheet different from that reflected in the accompanying pro forma unaudited consolidated condensed financial statements. It is therefore possible that the entries below will not be the amounts actually recorded at the closing date.

NOTES TO PRO FORMA UNAUDITED CONSOLIDATED

CONDENSED FINANCIAL STATEMENTS



BALANCE SHEET AT SEPTEMBER 30, 2004:



(a)  To record the reverse acquisition of Vangaurd

     for a purchase price of $9,822,584 plus acquisition costs of $1,800,000.



(b)  To allocate excess purchase price to goodwill

     Goodwill                                              $6,700,841



(c)  To eliminate equity and retained earnings of TACT



(d)  To eliminate the Goodwill on TACT's books prior to the reverse acquisition

     Goodwill                                              $1,140,964



(e) To record the minimum issuance of 625,000 shares of Common Stock to Oak for $8.00 per share, net of related costs

     Cash                                                  $5,000,000

     Deferred Finance Costs                                $   40,000

     Common Stock                                          $    6,250

     Paid-in capital                                       $4,953,750



(f) To remove the capital leases on Vanguard's books which were attributable to equipment that was used by and reimbursed by another company along with all associated costs. These leases were subsequently transferred to that company in December 2004

STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2003 AND THE NINE MONTHS ENDED SEPTEMBER 30, 2004:

(aa) To record TACT's additional estimated fees associated with the transaction

(bb) To record a tax provision for Vanguard as if it were a "C" Corporation at the beginning of the year ended December 31, 2003

(cc) The Lease income on Vanguard's books was derived from equipment leases for equipment that was used by another company. In December 2004 the majority of this equipment was transferred to the company using the equipments, therefore, future periods will have substantially less lease income

(dd) The commission income on Vanguard's books was derived from billing and collection services, which Vanguard performed for a third party. It is expected that these services will not continue in future periods.

                                                                         ANNEX I

                            CERTIFICATE OF AMENDMENT
                                       OF
                        THE CERTIFICATE OF INCORPORATION
                                       OF
                           THE A CONSULTING TEAM, INC.
                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

         Pursuant to the Provisions of Section 801 and Section 805 of the New York Business Corporation Law, The A Consulting Team, Inc., a corporation organized under the laws of the State of New York, certifies the following to amend its Certificate of Incorporation:

         1. The name of the Corporation is The A Consulting Team, Inc.

         2. The Certificate of Incorporation was filed with the Department of State on February 16, 1983.

         3. The following amendment to the Certificate of Incorporation of the Corporation was authorized by unanimous consent of the board and adopted by a majority vote of all outstanding shares entitled to vote at the ____________, 2005 Annual Meeting of Shareholders.

         Section 1 of the Certificate of Incorporation is hereby deleted and replaced with the following:

         1. The name of the Corporation is: VANGUARD INFO-SOLUTIONS INTERNATIONAL INC.

         IN WITNESS WHEREOF, The A Consulting Team, Inc. has caused this Amendment to Certificate of Incorporation to be signed by its Secretary on this _____ day of ___________, 2005.



                                            THE A CONSULTING TEAM, INC.



                                            By:
                                                -------------------------------
                                                Richard D. Falcone, Secretary
                                                and Chief Financial Officer

                                                                         ANNEX J

                        THE A CONSULTING TEAM, INC.


              AMENDED AND RESTATED 1997 STOCK OPTION AND AWARD PLAN

                                TABLE OF CONTENTS


                                                                            PAGE

Section 1           BACKGROUND, PURPOSE AND DURATION.........................J-7

         1.1    Background and Effective Date................................J-7

         1.2    Purpose of the Plan..........................................J-7

Section 2           DEFINITIONS..............................................J-7

         2.1    "1934 Act"...................................................J-7

         2.2    "Affiliate"..................................................J-7

         2.3    "Affiliated SAR".............................................J-7

         2.4    "Award"......................................................J-8

         2.5    "Award Agreement"............................................J-8

         2.6    "Board"......................................................J-8

         2.7    "Code".......................................................J-8

         2.8    "Committee"..................................................J-8

         2.9    "Company"....................................................J-8

         2.10   "Consultant".................................................J-8

         2.11   "Director"...................................................J-8

         2.12   "Disability".................................................J-8

         2.13   "Employee"...................................................J-8

         2.14   "Employee Director"..........................................J-8

         2.15   "Exercise Price".............................................J-8

         2.16   "Fair Market Value"..........................................J-8

         2.17   "Freestanding SAR"...........................................J-9

         2.18   "Grant Date".................................................J-9

         2.19   "Incentive Stock Option".....................................J-9

         2.20   "Non-employee Director"......................................J-9

         2.21   "Nonqualified Stock Option"..................................J-9

         2.22   "Option".....................................................J-9

         2.23   "Participant"................................................J-9

         2.24   "Performance Share"..........................................J-9

         2.25   "Performance Unit"...........................................J-9

         2.26   "Period of Restriction"......................................J-9

                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE

         2.27   "Plan".......................................................J-9

         2.28   "Restricted Stock"...........................................J-9

         2.29   "Rule 16b-3".................................................J-9

         2.30   "Section 16 Person"..........................................J-9

         2.31   "Shares".....................................................J-9

         2.32   "Stock Appreciation Right"...................................J-9

         2.33   "Subsidiary"................................................J-10

         2.34   "Tandem SAR"................................................J-10

         2.35   "Termination of Service"....................................J-10

Section 3           ADMINISTRATION..........................................J-10

         3.1    The Committee...............................................J-10

         3.2    Authority of the Committee..................................J-10

         3.3    Delegation by the Committee.................................J-10

         3.4    Non-employee Directors......................................J-11

         3.5    Decisions Binding...........................................J-11

Section 4           SHARES SUBJECT TO THE PLAN..............................J-11

         4.1    Number of Shares............................................J-11

         4.2    Lapsed Awards...............................................J-11

         4.3    Adjustments in Awards and Authorized Shares.................J-11

         4.4    Limits on Awards............................................J-11

Section 5           STOCK OPTIONS...........................................J-11

         5.1    Grant of Options............................................J-11

         5.2    Award Agreement.............................................J-12

         5.3    Exercise Price..............................................J-12

                5.3.1    Nonqualified Stock Options.........................J-12

                5.3.2    Incentive Stock Options............................J-12

                5.3.3    Substitute Options.................................J-12

         5.4    Expiration of Options.......................................J-12

                5.4.1    Expiration Dates...................................J-12

                5.4.2    Death of Participant...............................J-13

                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE

                5.4.3    Committee Discretion...............................J-13

         5.5    Exercisability of Options...................................J-13

         5.6    Payment.....................................................J-13

         5.7    Restrictions on Share Transferability.......................J-13

         5.8    Certain Additional Provisions for Incentive Stock Options...J-13

                5.8.1    Exercisability.....................................J-13

                5.8.2    Company and Subsidiaries Only......................J-14

                5.8.3    Expiration.........................................J-14

         5.9    Grant of Reload Options.....................................J-14

Section 6           STOCK APPRECIATION RIGHTS...............................J-14

         6.1    Grant of SARs...............................................J-14

                6.1.1    Exercise Price and Other Terms.....................J-14

         6.2    Exercise of Tandem SARs.....................................J-14

         6.3    Exercise of Freestanding SARs...............................J-15

         6.4    SAR Agreement...............................................J-15

         6.5    Expiration of SARs..........................................J-15

         6.6    Payment of SAR Amount.......................................J-15

Section 7           RESTRICTED STOCK........................................J-15

         7.1    Grant of Restricted Stock...................................J-15

         7.2    Restricted Stock Agreement..................................J-15

         7.3    Transferability.............................................J-15

         7.4    Other Restrictions..........................................J-16

         7.5    Removal of Restrictions.....................................J-16

         7.6    Voting Rights...............................................J-16

         7.7    Dividends and Other Distributions...........................J-16

         7.8    Return of Restricted Stock to Company.......................J-16

Section 8           PERFORMANCE UNITS AND PERFORMANCE SHARES................J-17

         8.1    Grant of Performance Units/Shares...........................J-17

         8.2    Initial Value...............................................J-17

         8.3    Performance Objectives and Other Terms......................J-17

                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE

         8.4    Earning of Performance Units and Performance Shares.........J-17

         8.5    Form and Timing of Payment..................................J-17

         8.6    Cancellation................................................J-17

Section 9           NON-EMPLOYEE DIRECTORS..................................J-18

         9.1    Granting of Awards..........................................J-18

                9.1.1    New Non-employee Directors.........................J-18

                9.1.2    Continuing Non-employee Directors..................J-18

                9.1.3    Discretionary Options..............................J-18

                9.1.4    Other Awards.......................................J-18

         9.2    Terms of Nondiscretionary Options...........................J-18

                9.2.1    Option Agreement...................................J-18

                9.2.2    Exercise Price.....................................J-18

                9.2.3    Exercisability.....................................J-18

                9.2.4    Expiration of Options..............................J-18

                9.2.5    Death of Non-employee Director.....................J-19

                9.2.6    Not Incentive Stock Options........................J-19

                9.2.7    Other Terms........................................J-19

         9.3    Terms of Other Awards.......................................J-19

Section 10          MISCELLANEOUS...........................................J-19

         10.1   No Effect on Employment or Service..........................J-19

         10.2   Participation...............................................J-19

         10.3   Indemnification.............................................J-19

         10.4   Successors..................................................J-20

         10.5   Beneficiary Designations....................................J-20

         10.6   Nontransferability of Awards................................J-20

         10.7   No Rights as Stockholder....................................J-20

         10.8   Withholding Requirements....................................J-20

         10.9   Withholding Arrangements....................................J-20

         10.10  Deferrals...................................................J-21

Section 11          AMENDMENT, TERMINATION, AND DURATION....................J-21

                                TABLE OF CONTENTS
                                   (continued)
                                                                            PAGE

         11.1   Amendment, Suspension, or Termination.......................J-21

         11.2   Duration of the Plan........................................J-21

Section 12          LEGAL CONSTRUCTION......................................J-21

         12.1   Gender and Number...........................................J-21

         12.2   Severability................................................J-21

         12.3   Requirements of Law.........................................J-21

         12.4   Compliance with Rule 16b-3..................................J-21

         12.5   Governing Law...............................................J-22

         12.6   Captions....................................................J-22

                           THE A CONSULTING TEAM, INC.

              AMENDED AND RESTATED 1997 STOCK OPTION AND AWARD PLAN

         THE A CONSULTING TEAM, INC., hereby adopts The A Consulting Team, Inc.

Amended and Restated 1997 Stock Option and Award Plan, as follows:

                                   SECTION 1

                        BACKGROUND, PURPOSE AND DURATION

         1.1 BACKGROUND AND EFFECTIVE DATE. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, and Performance Shares. Effectiveness of this Plan is subject to the approval of the shareholders of the Company within twelve (12) months before or after February 9, 2005 (the date of the Board's adoption of the Plan), and the Plan shall become effective on the date of such shareholder approval.

         1.2 PURPOSE OF THE PLAN. The Plan is intended to increase incentive and to encourage Share ownership on the part of (1) Employees (including officers and Directors) of the Company and its Affiliates, (2) Consultants who provide significant services to the Company and its Affiliates, and (3) Directors of the Company who are employees of neither the Company nor any Affiliate. The Plan also is intended to further the growth and profitability of the Company.

                                   SECTION 2

                                   DEFINITIONS

         The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

         2.1 "1934 ACT" means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the 1934 Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         2.2 "AFFILIATE" means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling controlled by, or under common control with the Company.

         2.3 "AFFILIATED SAR" means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

         2.4 "AWARD" means, individually or collectively, a grant under the Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

         2.5 "AWARD AGREEMENT" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

         2.6 "BOARD" means the Board of Directors of the Company.

         2.7 "CODE" means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

         2.8 "COMMITTEE" means the committee(s) appointed by the Board (pursuant to Section 3.1) to administer the Plan.

         2.9 "COMPANY" means The A Consulting Team, a New York corporation, or any successor thereto.

         2.10 "CONSULTANT" means any consultant, independent contractor, or other person who provides significant services to the Company or its Affiliates, but who is neither an Employee nor a Director.

         2.11 "DIRECTOR" means any individual who is a member of the Board.

         2.12 "DISABILITY" means a permanent and total disability within the meaning of Code section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Committee in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Committee from time to time.

         2.13 "EMPLOYEE" means any employee (including officers and Directors) of the Company or of an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

         2.14 "EMPLOYEE DIRECTOR" means a Director who is an Employee of the Company or of any Affiliate.

         2.15 "EXERCISE PRICE" means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

         2.16 "FAIR MARKET VALUE" means the last quoted per share selling price for Shares on the relevant date, or if there were no sales on such date, the arithmetic mean of the highest and lowest quoted selling prices on the nearest day after the relevant date, as determined by the Committee. Notwithstanding the preceding, with respect to Options granted on the date of the initial public offering of Shares, fair market value means the price at which each Share is sold in such offering, as determined by the Committee.

         2.17 "FREESTANDING SAR" means a SAR that is granted independently of any Option.

         2.18 "GRANT DATE" means, with respect to an Award, the date that the Award was granted.

         2.19 "INCENTIVE STOCK OPTION" means an Option to purchase Shares which is designated as an Incentive Stock Option and is intended to meet the requirements of section 422 of the Code.

         2.20 "NON-EMPLOYEE DIRECTOR" means a Director who is an Employee of neither the Company nor of any Affiliate.

         2.21 "NONQUALIFIED STOCK OPTION" means an option to purchase Shares which is not intended to be an Incentive Stock Option.

         2.22 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option.

         2.23 "PARTICIPANT" means an Employee, Consultant, Employee Director, or Non-employee Director who has an outstanding Award.

         2.24 "PERFORMANCE SHARE" means a Performance Share granted to a Participant pursuant to Section 8.

         2.25 "PERFORMANCE UNIT" means a Performance Unit granted to a Participant pursuant to Section 8.

         2.26 "PERIOD OF RESTRICTION" means the period during which shares of Restricted Stock are subject to forfeiture and/or restrictions on transferability.

         2.27 "PLAN" means The A Consulting Team, Inc. Amended and Restated 1997 Stock Option and Award Plan, as set forth in this instrument and as hereafter amended from time to time. Where appropriate, the term "Plan" also includes The A Consulting Team, Inc. 1997 Stock Option and Award Plan, as previously approved, amended and restated.

         2.28 "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Section 7.

         2.29 "RULE 16B-3" means Rule 16b-3 promulgated under the 1934 Act, as amended, and any future regulation amending, supplementing or superseding such regulation.

         2.30 "SECTION 16 PERSON" means a person who, with respect to the Shares, is subject to section 16 of the 1934 Act.

         2.31 "SHARES" means the shares of the Company's common stock, $0.01 par value.

         2.32 "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone or in connection with a related Option, that pursuant to Section 6 is designated as a SAR.

         2.33 "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         2.34 "TANDEM SAR" means a SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

         2.35 "TERMINATION OF SERVICE" means (a) in the case of an Employee, a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between a Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-engagement of the consultant by the Company or an Affiliate; and (c) in the case of an Employee Director or Non-employee Director, a cessation of the Director's service on the Board for any reason.

                                   SECTION 3

                                 ADMINISTRATION

         3.1 THE COMMITTEE. The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the pleasure of, the Board. In addition, the Board may appoint or remove members of a separate committee to administer the Plan with respect to
Section 16 Persons, which committee shall have all the powers and authorities of the Committee with respect to such persons and shall consist of (a) the Board itself or (b) those individuals who shall satisfy the requirements of Rule 16b-3.

         3.2 AUTHORITY OF THE COMMITTEE. It shall be the duty of the Committee to administer the Plan in accordance with the Plan's provisions. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to
(a) determine which Employees, Consultants, and Employee Directors shall be granted Awards, (b) prescribe the terms and conditions of the Awards (other than the Awards granted to Non-employee Directors), (c) interpret the Plan and the Awards, (d) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and (e) interpret, amend or revoke any such rules.

         3.3 DELEGATION BY THE COMMITTEE. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under the Plan to one or more Directors or officers of the Company; provided, however, that unless otherwise determined by the Board, the Committee may not delegate its authority and powers in any way which would jeopardize the Plan's qualifications under Rule 16b-3.

         3.4 NON-EMPLOYEE DIRECTORS. Notwithstanding any contrary provision of this Section 3, the Board shall administer the Plan with respect to grants of Awards to Non-employee Directors, and the Committee shall exercise no discretion with respect to any Awards to Non-employee Directors. In the Board's administration of the Plan, and the Awards to Non-employee Directors, the Board shall have all of the authority and discretion otherwise granted to the Committee.

         3.5 DECISIONS BINDING. All determinations and decisions made by the Committee, the Board, and any delegate of the Committee pursuant to the provisions of the Plan shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

                                    SECTION 4

                           SHARES SUBJECT TO THE PLAN

         4.1 NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3, the total number of Shares available for grant under the Plan shall not exceed 1,200,000. Shares granted under the Plan may be either authorized but unissued Shares or treasury Shares.

         4.2 LAPSED AWARDS. If an Award terminates, expires, or lapses for any reason, any Shares subject to such Award again shall be available to be the subject of an Award.

         4.3 ADJUSTMENTS IN AWARDS AND AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, the Committee shall adjust the number and class of Shares which may be delivered under the Plan, the number, class, and price of Shares subject to outstanding Awards, and the numerical limits of Section 4.4 in such manner as the Committee (in its sole discretion) shall determine to be appropriate to prevent the dilution or diminution of such Awards. In the case of Awards granted to Non-employee Directors pursuant to Section 9, the foregoing adjustments shall be made by the Board, and any such adjustments also shall apply to the future grants provided by Section 9. Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

         4.4 LIMITS ON AWARDS. Subject to the provisions of Section 4.3, the aggregate maximum number of Shares that may be issued in connection with an Incentive Stock Option shall be 1,200,000 Shares. No Participant shall receive Options or Stock Appreciation Rights during any calendar year in excess of 100,000 Shares. No Participant shall receive Performance Shares or Performance Units during any calendar year in excess of 100,000 Shares.

                                   SECTION 5

                                  STOCK OPTIONS

         5.1 GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Employees, Consultants, and Employee Director at any time and from time to time as determined by the Committee in its sole discretion. Subject to the terms of the Plan, the Committee, in its sole discretion, shall determine the number of Shares subject to each Option. The Committee may grant Incentive Stock Options, Nonqualified Stock Options, or a combination thereof.

         5.2 AWARD AGREEMENT. Each Option shall be evidenced by an Award Agreement that shall specify the Exercise Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

         5.3 EXERCISE PRICE. Subject to the provisions of this Section 5.3, the Exercise Price for each Option shall be determined by the Committee in its sole discretion.

              5.3.1 NONQUALIFIED STOCK OPTIONS. In the case of a Nonqualified Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date.

              5.3.2 INCENTIVE STOCK OPTIONS. In the case of an Incentive Stock Option, the Exercise Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date; provided, however, that if on the Grant Date, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Exercise Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the Grant Date.

              5.3.3 SUBSTITUTE OPTIONS. Notwithstanding the provisions of Sections 5.3.1 and 5.3.2, in the event that the Company or an Affiliate consummates a transaction described in section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Consultants or Employee Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion and consistent with section 424(a) of the Code, shall determine the exercise price of such substitute Options.

         5.4 EXPIRATION OF OPTIONS.

              5.4.1 EXPIRATION DATES. Each Option shall terminate no later than the first to occur of the following events:

                (a) The date for termination of the Option set forth in the written Award Agreement; or

                (b) The expiration of ten (10) years from the Grant Date; or

                (c) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other than the Participant's death or Disability; or

                (d) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability.

              5.4.2 DEATH OF PARTICIPANT. Notwithstanding Section 5.4.1, if a Participant dies prior to the expiration of his or her Options, the Committee, in its discretion, may provide that his or her Options shall be exercisable for up to one (1) year after the date of death.

              5.4.3 COMMITTEE DISCRETION. Subject to the limits of Sections
5.4.1 and 5.4.2, the Committee, in its sole discretion, (a) shall provide in each Award Agreement when each Option expires and becomes unexercisable, and (b) may, after an Option is granted, extend the maximum term of the Option (subject to Section 5.8.3 regarding Incentive Stock Options).

         5.5 EXERCISABILITY OF OPTIONS. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

         5.6 PAYMENT. Options shall be exercised by the Participant's delivery of a written notice of exercise to the Secretary of the Company (or its designee), setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

         Upon the exercise of any Option, the Exercise Price shall be payable to the Company in full in cash or its equivalent. The Committee, in its sole discretion, also may permit exercise (a) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price, owned more than six months or (b) by any other means which the Committee, in its sole discretion, determines to both provide legal consideration for the Shares, and to be consistent with the purposes of the Plan.

         As soon as practicable after receipt of a written notification of exercise and full payment for the Shares purchased, the Company shall deliver to the Participant (or the Participant's designated broker), Share certificates (which may be in book entry form) representing such Shares.

         5.7 RESTRICTIONS ON SHARE TRANSFERABILITY. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable Federal securities laws, the requirements of any national securities exchange or system upon which Shares are then listed or traded, or any blue sky or state securities laws.

         5.8 CERTAIN ADDITIONAL PROVISIONS FOR INCENTIVE STOCK OPTIONS.

              5.8.1 EXERCISABILITY. The aggregate Fair Market Value (determined on the Grant Date(s)) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000. Termination of Service. No Incentive Stock Option may be exercised more than three (3) months after the Participant's Termination of Service for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement or the Committee permits later exercise.

              5.8.2 COMPANY AND SUBSIDIARIES ONLY. Incentive Stock Options may be granted only to persons who are Employees of the Company or a Subsidiary on the Grant Date.

              5.8.3 EXPIRATION. No Incentive Stock Option may be exercised after the expiration of ten (10) years from the Grant Date; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Incentive Stock Option may not be exercised after the expiration of five (5) years from the Grant Date.

         5.9 GRANT OF RELOAD OPTIONS. The Committee may provide in an Award Agreement that a Participant who exercises all or part of an Option by payment of the Exercise Price with already-owned Shares, shall be granted an additional option (a "Reload Option") for a number of shares of stock equal to the number of Shares tendered to exercise the previously granted Option plus, if the Committee so determines, any Shares withheld or delivered in satisfaction of any tax withholding requirements. As determined by the Committee, each Reload Option shall: (a) have a Grant Date which is the date as of which the previously granted Option is exercised, and (b) be exercisable on the same terms and conditions as the previously granted Option, except that the Exercise Price shall be determined as of the Grant Date.

                                    SECTION 6

                            STOCK APPRECIATION RIGHTS

         6.1 GRANT OF SARS. Subject to the terms and conditions of the Plan, a SAR may be granted to Employees Consultants, and Employee Directors at any time and from time to time as shall be determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. Subject to the terms of the Plan, the Committee shall have complete discretion to determine the number of SARs granted to any Participant.

              6.1.1 EXERCISE PRICE AND OTHER TERMS. The Committee, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of a Freestanding SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date. The exercise price of Tandem or Affiliated SARs shall equal the Exercise Price of the related Option.

         6.2 EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (a) the Tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the pay out with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (c) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

         6.3 EXERCISE OF FREESTANDING SARS. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

         6.4 SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

         6.5 EXPIRATION OF SARS. A SAR granted under the Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 5.4 also shall apply to SARs.

         6.6 PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                (a) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                (b) The number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

                                   SECTION 7

                                RESTRICTED STOCK

         7.1 GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Consultants, Employee Directors in such amounts as the Committee, in its sole discretion, shall determine. Subject to the terms of the Plan, the Committee, in its sole discretion, shall determine the number of Shares to be granted to each Participant.

         7.2 RESTRICTED STOCK AGREEMENT. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, any price to be paid for the Shares, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

         7.3 TRANSFERABILITY. Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. In no event may the restrictions on Restricted Stock granted to a Section 16 Person lapse prior to six (6) months following the Grant Date.

         7.4 OTHER RESTRICTIONS. The Committee, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate, in accordance with this Section 7.4. For example, the Committee may set restrictions based upon the achievement of specific performance objectives (Company-wide, divisional, or individual), applicable Federal or state securities laws, or any other basis determined by the Committee in its discretion. The Committee, in its discretion, may legend the certificates representing Restricted Stock to give appropriate notice of the restrictions applicable to such Shares.

         7.5 REMOVAL OF RESTRICTIONS. Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 7.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

         7.6 VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless otherwise provided in the Award Agreement.

         7.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

         7.8 RETURN OF RESTRICTED STOCK TO COMPANY. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

                                   SECTION 8

                    PERFORMANCE UNITS AND PERFORMANCE SHARES

         8.1 GRANT OF PERFORMANCE UNITS/SHARES. Performance Units and Performance Shares may be granted to Employees, Consultants, and Employee Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. Subject to the terms of the Plan, the Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to any Participant.

         8.2 INITIAL VALUE. Each Performance Unit shall have an initial value that is established by the Committee on or before the Grant Date. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Grant Date.

         8.3 PERFORMANCE OBJECTIVES AND OTHER TERMS. The Committee shall set performance objectives in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Shares that will be paid out to the Participants. The Committee may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, or any other basis determined by the Committee in its discretion. The time period during which the performance objectives must be met shall be called the "Performance Period". Each Award of Performance Units/Shares shall be evidenced by an Award Agreement that shall specify the Performance Period, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

         8.4 EARNING OF PERFORMANCE UNITS AND PERFORMANCE SHARES. After the applicable Performance Period has ended, the Participant shall be entitled to receive a pay out of the number of Performance Units or Shares earned during the Performance Period, depending upon the extent to which the applicable performance objectives have been achieved. After the grant of a Performance Unit or Share, the Committee, in its sole discretion, may reduce or waive any performance objectives for Award; provided that Performance Periods of Awards granted to Section 16 Persons shall not be less than six (6) months (or such shorter period as may be permissible while maintaining compliance with Rule 16b-3).

         8.5 FORM AND TIMING OF PAYMENT. Payment of earned Performance Units or Performance Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned such Awards in cash, Shares or a combination thereof.

         8.6 CANCELLATION. On the date set forth in the Award Agreement, all unearned or unvested Performance Units or Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

                                   SECTION 9

                             NON-EMPLOYEE DIRECTORS

         9.1 GRANTING OF AWARDS.

              9.1.1 NEW NON-EMPLOYEE DIRECTORS. Each Non-employee Director who first becomes a Non-employee Director on or after the effective date of the Plan automatically shall be granted, as of the date that the individual first is appointed or elected as a Non-employee Director, an Option to purchase 250 Shares.

              9.1.2 CONTINUING NON-EMPLOYEE DIRECTORS. Each Non-employee Director who is re-elected to serve as a Non-employee Director automatically shall be granted, as of the date that the individual is re-elected as a Non-employee Director, an Option to purchase 250 Shares.

              9.1.3 DISCRETIONARY OPTIONS. The Board, in its sole discretion, may grant Nonqualified Stock Options to purchase up to 5,000 Shares per calendar year to each Non-employee Director. Subject to the terms of the Plan, Options granted to Non-employee Directors pursuant to this Section 9.1.3 may have the same or different terms than the Options granted pursuant to Sections 9.1.1 and 9.1.2, as determined by the Board in its sole discretion.

              9.1.4 OTHER AWARDS. Subject to the terms of the Plan, SARs, Restricted Stock, Performance Units, and Performance Shares may be granted to Non-employee Directors at any time and from time to time, as shall be determined by the Board in its own discretion.

         9.2 TERMS OF NONDISCRETIONARY OPTIONS.

              9.2.1 OPTION AGREEMENT. Each Option granted pursuant to Sections
9.1.1 and 9.1.2 shall be evidenced by a written stock option agreement which shall be executed by the Participant and the Company.

              9.2.2 EXERCISE PRICE. The Exercise Price for the Shares subject to each Option granted pursuant to Sections 9.1.1 and 9.1.2 shall be 100% of the Fair Market Value of such Shares on the Grant Date.

              9.2.3 EXERCISABILITY. Each Option granted pursuant to Sections
9.1.1 and 9.1.2 shall become exercisable in full on the first anniversary of the Grant Date. Unless provided otherwise in the Award Agreement, once an Non-employee Director ceases to be a Director, his or her Options which are not exercisable shall not become exercisable.

              9.2.4 EXPIRATION OF OPTIONS. Each Option shall terminate upon the first to occur of the following events:

                (a) The expiration of five (5) years from the Grant Date; or

                (b) The expiration of three (3) months from the date of the Participant's Termination of Service for a reason other the Participant's death or Disability; or

                (c) The expiration of one (1) year from the date of the Participant's Termination of Service by reason of Disability.

              9.2.5 DEATH OF NON-EMPLOYEE DIRECTOR. Notwithstanding Section 9.2.4, if a Director dies prior to the expiration of his or her options in accordance with Section 9.2.4, his or her options shall terminate one (1) year after the date of death.

              9.2.6 NOT INCENTIVE STOCK OPTIONS. Options granted pursuant to Sections 9.1.1 and 9.1.2 shall not be designated as Incentive Stock Options.

              9.2.7 OTHER TERMS. All provisions of the Plan not inconsistent with this Section 9 shall apply to Options granted to Non-employee Directors; provided, however, that Section 5.2 (relating to the Committee's discretion to set the terms and conditions of Options) shall be inapplicable with respect to Non-employee Directors.

         9.3 TERMS OF OTHER AWARDS. Subject to the terms of the Plan, each Award to a Non-employee Director shall be evidenced by an Award Agreement and shall specify all the terms and conditions for such Award, including, but not limited to, number of Shares subject to the Award, exercise price (if any) and vesting and/or performance requirements. All provisions of the Plan not inconsistent with this Section 9 shall apply to Awards (other than Options) granted to Non-employee Directors; provided, however, that any section of the Plan that grants the Committee discretion to set the terms and conditions of Awards shall be inapplicable with respect to Non-employee Directors.

                                   SECTION 10

                                  MISCELLANEOUS

         10.1 NO EFFECT ON EMPLOYMENT OR SERVICE. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or service at any time, with or without cause. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Affiliates (or between Affiliates) shall not be deemed a Termination of Service. Employment with the Company and its Affiliates is on an at-will basis only.

         10.2 PARTICIPATION. No Employee, Consultant or Employee Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

         10.3 INDEMNIFICATION. Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan or any Award Agreement, and (b) from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Certificate of Incorporation or Bylaws, by contract, as a matter of law, or otherwise, or under any power that the Company may have to indemnify them or hold them harmless.

         10.4 SUCCESSORS. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Company.

         10.5 BENEFICIARY DESIGNATIONS. If permitted by the Committee, a Participant under the Plan may name a beneficiary or beneficiaries to whom any vested but unpaid Award shall be paid in the event of the Participant's death. Each such designation shall revoke all prior designations by the Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, any vested benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and, subject to the terms of the Plan and of the applicable Award Agreement, any unexercised vested Award may be exercised by the administrator or executor of the Participant's estate.

         10.6 NONTRANSFERABILITY OF AWARDS. No Award granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution, or to the limited extent provided in Section 10.5. All rights with respect to an Award granted to a Participant shall be available during his or her lifetime only to the Participant.

         10.7 NO RIGHTS AS STOCKHOLDER. Except to the limited extent provided in Sections 7.6 and 7.7, no Participant (nor any beneficiary) shall have any of the rights or privileges of a stockholder of the Company with respect to any Shares issuable pursuant to an Award (or exercise thereof), unless and until certificates representing such Shares shall have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant (or beneficiary).

         10.8 WITHHOLDING REQUIREMENTS. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required to be withheld with respect to such Award (or exercise thereof). The amount of the withholding requirement shall be deemed to include any amount which the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined.

         10.9 WITHHOLDING ARRANGEMENTS. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy the minimum tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the taxes are required to be withheld.

         10.10 DEFERRALS. The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be delivered to a Participant under the Plan. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

                                   SECTION 11

                      AMENDMENT, TERMINATION, AND DURATION

         11.1 AMENDMENT, SUSPENSION, OR TERMINATION. The Board, in its sole discretion, may amend or terminate the Plan, or any part thereof, at any time and for any reason. The amendment, suspension, or termination of the Plan shall not, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted to such Participant. No Award may be granted during any period of suspension or after termination of the Plan.

         11.2 DURATION OF THE PLAN. Effectiveness of this Plan is subject to the approval of the shareholders of the Company within twelve (12) months before or after February 9, 2005 (the date of the Board's adoption of the Plan), and the Plan shall become effective on the date of such shareholder approval, and, subject to Section 11.1 (regarding the Board's right to amend or terminate the Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under the Plan after February 9, 2015.

                                   SECTION 12

                               LEGAL CONSTRUCTION

         12.1 GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

         12.2 SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

         12.3 REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         12.4 COMPLIANCE WITH RULE 16B-3. Transactions under this Plan with respect to Section 16 Persons are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding any contrary provision of the Plan, if the Committee specifically determines that compliance with Rule 16b-3 no longer is required, all references in the Plan to Rule 16b-3 shall be null and void.

         12.5 GOVERNING LAW. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of New York.

         12.6 CAPTIONS. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of the Plan.

                                    EXECUTION

         IN WITNESS WHEREOF, The A Consulting Team, Inc., by its duly authorized officer, has executed the Plan on the date indicated below to record the adoption of the Plan by the Board on February 9, 2005.



--------------------------------------------------------------------------------
                                      THE A CONSULTING TEAM, INC.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Dated as of:  February 9, 2005        By /s/ Richard D. Falcone
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      Title: Chief Financial Officer
--------------------------------------------------------------------------------

                                                                         ANNEX K

                           THE A CONSULTING TEAM, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned hereby appoints Shmuel BenTov, Chief Executive Officer of The A Consulting Team, Inc., a New York corporation (the "Company"), and Richard D. Falcone, Chief Financial Officer of the Company, and each of them, as proxy for the undersigned, with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of common stock, $0.01 par value per share (the "Common Stock"), all of the shares of Series A Preferred Stock, $0.01 par value per share and all of the shares of Series B Preferred Stock, $0.01 par value per share, of the Company that the undersigned is entitled to vote at the 2005 Annual Meeting of Shareholders of the Company, to be held on [____________], at [______] (local time), at the offices of The A Consulting Team, Inc., 200 Park Avenue South, Suite 901, New York, New York 10003 and at any adjournments or postponements thereof, in accordance with the directions as follows with respect to the following matters:

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES NAMED BELOW AND FOR ALL OTHER PROPOSALS OR OTHERWISE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

                                                          Please mark        |X|
                                                          your votes as
                                                          indicated in
                                                          this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 6. Please mark your votes as in this example /x/.

1.    Election of Directors Nominees.


      ANDREW H. BALL                    FOR                   WITHHOLD
      JOSEPH HARRIS              ALL NOMINEES LISTED          AUTHORITY
      WILLIAM P. MILLER          TO THE LEFT (EXCEPT)         TO VOTE FOR ALL
      STEVEN S. MUKAMAL          AS MARKED TO THE             NOMINEES LISTED
      WILLIAM A. NEWMAN          CONTRARY BELOW               TO THE LEFT
                                     | |                           | |



      --------------------------------------------------------------------------
2. To approve the Company's issuance of 7,312,796 shares of the Company's Common Stock to be exchanged for all the issued and outstanding shares of Vanguard Info-Solutions Corporation, a New Jersey corporation ("Vanguard") pursuant to the Share Exchange Agreement, dated as of January 21, 2005, by and among the Company, Vanguard, the Vanguard shareholders, and their authorized representative.

                                    FOR          AGAINST         ABSTAIN
                                    | |            | |             | |

      --------------------------------------------------------------------------
3. To approve the Company's issuance of between 625,000 and 1,250,000 shares of the Company's Common Stock to Oak Finance Investments Limited, a British Virgin Islands company ("Oak"), and to the permitted assignees of Oak, pursuant to the Stock Purchase Agreement, dated as of January 21, 2005, between the Company and Oak.

                                    FOR          AGAINST         ABSTAIN
                                    | |            | |             | |

      --------------------------------------------------------------------------
4. To approve an amendment to the Company's Certificate of Incorporation to change the Company's name from The A Consulting Team, Inc. to Vanguard Info-Solutions International Inc. if the transactions contemplated by Proposals Nos. 2 and 3 are consummated.

                                    FOR          AGAINST         ABSTAIN
                                    | |            | |             | |

      --------------------------------------------------------------------------
5. To approve an amendment and restatement of the Company's 1997 Stock Option and Award Plan.

                                    FOR          AGAINST         ABSTAIN
                                    | |            | |             | |

      --------------------------------------------------------------------------
6. To ratify the selection of Grant Thornton LLP to be the independent auditors of the Company for the fiscal year ending December 31, 2005 if the transactions contemplated by Proposals Nos. 2 and 3 are not consummated, and Mercadien, PC as independent auditors of the Company for the fiscal year ending December 31, 2005 if the transactions contemplated by Proposals Nos. 2 and 3 are consummated.

                                   FOR          AGAINST         ABSTAIN
                                   | |            | |             | |

      --------------------------------------------------------------------------
7. IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.


Signature(s)____________________________________________Dated_____________, 2005

NOTE: Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.



                              Fold and detach here
--------------------------------------------------------------------------------